UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05398

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

Alliance Bernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2007

Date of reporting period: June 30, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Balanced Shares Portfolio

June 30, 2007

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

BALANCED SHARES PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Balanced Shares Portfolio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,035.69	$3.63	0.72%
Hypothetical (5% return before expenses)	$1,000	$1,021.22	$3.61	0.72%

Class B
Actual	$1,000	$1,034.29	$4.89	0.97%
Hypothetical (5% return before expenses)	$1,000	$1,019.98	$4.86	0.97%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

BALANCED SHARES PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Federal National Mortgage Association (Bonds & Common Stock)	$8,921,243	4.6%
American International Group, Inc.	5,987,565	3.1
JPMorgan Chase & Co.	5,731,635	2.9
Time Warner, Inc. (Bonds & Common Stock)	4,904,926	2.5
Exxon Mobil Corp.	4,613,400	2.4
Citigroup, Inc.	4,569,939	2.3
Procter & Gamble Co.	4,509,703	2.3
WellPoint, Inc. (Bonds & Common Stock)	4,365,292	2.2
Bank of America Corp.	4,155,650	2.1
AT&T, Inc.	4,013,050	2.0

	$51,772,403	26.4%

SECTOR DIVERSIFICATION

June 30, 2007 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$51,907,184	25.9%
Industrials	24,478,401	12.2
Health Care	19,485,566	9.7
Information Technology	15,367,611	7.7
Commercial Mortgage-Backed Securities	11,756,316	5.9
Energy	11,680,042	5.8
Consumer Staples	10,513,716	5.2
Consumer Discretionary	9,545,080	4.8
Mortgage Pass Throughs	9,326,628	4.6
Telecommunication Services	6,285,634	3.1
Government Related	5,692,557	2.8
U.S. Treasuries	4,727,985	2.4
Other**	11,048,476	5.5
Short-Term Investments	8,793,354	4.4

Total Investments	$200,608,550	100.0%

*	Long-Term Investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. “Other” represents less than 2.4% weightings in the following sectors: Asset Backed Securities, Corporate Sector, Materials, Mortgage CMOs, Non-Corporate Sectors and Utilities.

Please note: The sector classifications presented herein for the equity securities are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. The issuer classifications presented herein for the fixed income securities are based on the Lehman Brothers Fixed Income Indices developed by Lehman Brothers. The fund components are divided either into duration, country, bond ratings or corporate sectors as classified by Lehman Brothers. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

BALANCED SHARES PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–64.5%

FINANCIALS–20.7%
CAPITAL MARKETS–4.9%
The Bank of New York Co., Inc.	17,300	$716,912
The Goldman Sachs Group, Inc.	8,700	1,885,725
Lehman Brothers Holdings, Inc.	27,300	2,034,396
Merrill Lynch & Co., Inc.	35,600	2,975,448
Northern Trust Corp.	30,300	1,946,472

		9,558,953

COMMERCIAL BANKS–1.1%
Wachovia Corp.	7,000	358,750
Wells Fargo & Co.	53,500	1,881,595

		2,240,345

DIVERSIFIED FINANCIAL SERVICES–7.4%
Bank of America Corp.	85,000	4,155,650
Citigroup, Inc.	89,100	4,569,939
JPMorgan Chase & Co.	118,300	5,731,635

		14,457,224

INSURANCE–6.2%
ACE Ltd.	55,100	3,444,852
Allstate Corp.	10,000	615,100
American International Group, Inc.	85,500	5,987,565
Axis Capital Holdings Ltd.	52,700	2,142,255

		12,189,772

THRIFTS & MORTGAGE FINANCE–1.1%
Federal National Mortgage Association	33,500	2,188,555

		40,634,849

HEALTH CARE–9.9%
HEALTH CARE EQUIPMENT & SUPPLIES–0.6%
Becton Dickinson & Co.	17,500	1,303,750

HEALTH CARE PROVIDERS & SERVICES–5.6%
Aetna, Inc.	21,500	1,062,100
Laboratory Corp. of America Holdings(a)	20,800	1,627,808
Medco Health Solutions, Inc.(a)	5,900	460,141
UnitedHealth Group, Inc.	70,000	3,579,800
WellPoint, Inc.(a)	52,900	4,223,007

		10,952,856

PHARMACEUTICALS–3.7%
Eli Lilly & Co.	38,100	2,129,028
Merck & Co., Inc.	30,100	1,498,980
Wyeth	62,800	3,600,952

		7,228,960

		19,485,566

Company	Shares	U.S. $ Value

INFORMATION TECHNOLOGY–7.8%
COMMUNICATIONS EQUIPMENT–0.3%
Cisco Systems, Inc.(a)	23,000	$640,550

COMPUTERS & PERIPHERALS–3.2%
International Business Machines Corp.	30,400	3,199,600
Sun Microsystems, Inc.(a)	575,300	3,026,078

		6,225,678

IT SERVICES–0.9%
Accenture Ltd.—Class A	20,700	887,823
Fiserv, Inc.(a)	15,000	852,000

		1,739,823

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.4%
Applied Materials, Inc.	95,000	1,887,650
International Rectifier Corp.(a)	23,400	871,884

		2,759,534

SOFTWARE–2.0%
Microsoft Corp.	135,800	4,002,026

		15,367,611

ENERGY–5.9%
ENERGY EQUIPMENT & SERVICES–1.3%
Baker Hughes, Inc.	7,810	657,055
BJ Services Co.	11,200	318,528
Nabors Industries Ltd.(a)	50,600	1,689,028

		2,664,611

OIL, GAS & CONSUMABLE FUELS–4.6%
Chevron Corp.	32,000	2,695,680
ConocoPhillips	9,100	714,350
Exxon Mobil Corp.	55,000	4,613,400
Noble Energy, Inc.	15,900	992,001

		9,015,431

		11,680,042

CONSUMER STAPLES–5.4%
BEVERAGES–0.6%
PepsiCo, Inc.	17,000	1,102,450

FOOD PRODUCTS–0.4%
Campbell Soup Co.	10,100	391,981
Kellogg Co.	6,200	321,098

		713,079

HOUSEHOLD PRODUCTS–2.3%
Procter & Gamble Co.	73,700	4,509,703

TOBACCO–2.1%
Altria Group, Inc.	35,700	2,503,998
Loews Corp.—Carolina Group	21,800	1,684,486

		4,188,484

		10,513,716

3

BALANCED SHARES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER DISCRETIONARY–4.9%
HOTELS RESTAURANTS & LEISURE–0.1%
McDonald’s Corp.	2,500	$126,900

MEDIA–4.1%
Comcast Corp.—Class A(a)	15,070	423,769
News Corp.—Class A	103,100	2,186,751
Time Warner, Inc.	211,300	4,445,752
Viacom, Inc.—Class B(a)	25,000	1,040,750

		8,097,022

MULTILINE RETAIL–0.7%
Kohl’s Corp.(a)	18,600	1,321,158

		9,545,080

INDUSTRIALS–4.6%
AEROSPACE & DEFENSE–1.3%
United Technologies Corp.	35,000	2,482,550

AIR FREIGHT & LOGISTICS–0.1%
United Parcel Service, Inc.— Class B	2,000	146,000

ELECTRICAL EQUIPMENT–1.4%
Emerson Electric Co.	59,500	2,784,600

INDUSTRIAL CONGLOMERATES–1.4%
General Electric Co.	74,040	2,834,251

MACHINERY–0.4%
Danaher Corp.	9,400	709,700

		8,957,101

TELECOMMUNICATION SERVICES–3.2%
DIVERSIFIED TELECOMMUNICATION SERVICES–3.2%
AT&T, Inc.	96,700	4,013,050
Verizon Communications, Inc.	55,200	2,272,584

		6,285,634

MATERIALS–1.9%
CHEMICALS–1.9%
Air Products & Chemicals, Inc.	41,200	3,311,244
E.I. Du Pont de Nemours & Co.	8,700	442,308

		3,753,552

UTILITIES–0.2%
ELECTRIC UTILITIES–0.2%
FirstEnergy Corp.	5,700	368,961

Total Common Stocks (cost $97,697,920)		126,592,112

Company	Principal Amount (000)	U.S. $ Value

CORPORATES— INVESTMENT GRADES–13.7%

INDUSTRIAL–7.2%
BASIC–1.0%
The Dow Chemical Co. 7.375%, 11/01/29	$15	$16,235
Eastman Chemical Co. 7.25%, 1/15/24	175	180,454
EI Du Pont de Nemours & Co. 3.375%, 11/15/07	475	471,541
Inco Ltd. 7.75%, 5/15/12	495	533,593
Lubrizol Corp. 5.50%, 10/01/14	275	263,485
Noranda Inc. 6.00%, 10/15/15	295	294,873
Southern Copper Corp. 7.50%, 7/27/35	195	209,340

		1,969,521

CAPITAL GOODS–0.4%
CRH America, Inc. 6.00%, 9/30/16	250	247,186
Hanson Australia Funding Ltd. 5.25%, 3/15/13	155	151,525
Hutchison Whampoa International, Ltd. 7.45%, 11/24/33(b)	100	110,372
Tyco International Group, SA 6.00%, 11/15/13	115	118,086
Waste Management, Inc. 6.375%, 11/15/12	175	178,980

		806,149

COMMUNICATIONS— MEDIA–0.8%
BSKYB Finance UK PLC 5.625%, 10/15/15(b)	120	115,685
News America Holdings, Inc. 8.25%, 10/17/96	60	68,251
9.25%, 2/01/13	100	115,716
News America, Inc. 5.30%, 12/15/14	100	96,601
The Thomson Corp. 5.75%, 2/01/08	460	460,386
Time Warner Entertainment Co. 8.375%, 3/15/23	400	459,174
Viacom, Inc. 7.875%, 7/30/30	60	62,043
WPP Finance Corp. 5.875%, 6/15/14	250	247,988

		1,625,844

4

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

COMMUNICATIONS— TELECOMMUNICATIONS–1.8%
AT&T Corp. 7.30%, 11/15/11	$250	$266,120
Bellsouth Capital Funding Corp. 7.12%, 7/15/97	360	360,848
BellSouth Corp. 5.20%, 9/15/14	345	331,074
Embarq Corp. 6.738%, 6/01/13	450	458,585
7.082%, 6/01/16	280	281,568
GTE Corp. 8.75%, 11/01/21	390	462,631
New Cingular Wireless 8.75%, 3/01/31	200	249,324
Nextel Communications, Inc. Series F 5.95%, 3/15/14	290	276,211
Qwest Corp. 7.875%, 9/01/11	200	208,500
Telus Corp. 8.00%, 6/01/11	100	106,935
Verizon Virginia, Inc. Series A 4.625%, 3/15/13	525	492,254

		3,494,050

CONSUMER CYCLICAL—AUTOMOTIVE–0.2%
DaimlerChrysler North America 4.875%, 6/15/10	395	387,474

CONSUMER CYCLICAL—OTHER–0.2%
DR Horton, Inc. 6.50%, 4/15/16	80	76,541
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15	181	179,093
7.875%, 5/01/12	98	102,052

		357,686

CONSUMER CYCLICAL—RETAILERS–0.1%
CVS Corp. 6.125%, 8/15/16	150	148,700

CONSUMER NON-CYCLICAL–1.3%
Altria Group, Inc. 7.75%, 1/15/27	210	245,597
Boston Scientific Corp. 5.45%, 6/15/14	148	139,279
Bristol-Myers Squibb Co. 6.875%, 8/01/97	425	437,997
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(b)	190	182,528
Fisher Scientific International, Inc. 6.125%, 7/01/15	455	446,769
Kraft Foods, Inc. 5.25%, 10/01/13	195	187,506

Company	Principal Amount (000)	U.S. $ Value

Safeway, Inc. 4.95%, 8/16/10	$400	$393,276
5.80%, 8/15/12	200	200,043
Wyeth 6.50%, 2/01/34	355	365,009

		2,598,004

ENERGY–0.3%
Amerada Hess Corp. 7.30%, 8/15/31	260	278,829
Valero Energy Corp. 4.75%, 6/15/13	300	284,528
XTO Energy, Inc. 7.50%, 4/15/12	100	107,510

		670,867

SERVICES–0.2%
The Western Union Co. 5.93%, 10/01/16	455	443,912

TECHNOLOGY–0.6%
Electronic Data Systems Corp. Series B 6.50%, 8/01/13	445	439,817
Hewlett-Packard Co. 3.625%, 3/15/08	475	468,999
Motorola, Inc. 6.50%, 9/01/25	105	100,437
7.50%, 5/15/25	20	21,043
7.625%, 11/15/10	64	67,454

		1,097,750

TRANSPORTATION— AIRLINES–0.2%
Southwest Airlines Co. 5.25%, 10/01/14	455	430,711

TRANSPORTATION— RAILROADS–0.1%
CSX Corp. 5.50%, 8/01/13	100	98,051

		14,128,719

FINANCIAL INSTITUTIONS–5.6%
BANKING–2.9%
Bank of Tokyo—Mitsubishi UFJ 7.40%, 6/15/11	200	213,234
Barclays Bank PLC 8.55%, 6/15/11(b)(c)	50	55,062
The Chuo Mitsui Trust & Banking Co., Ltd. 5.506%, 4/15/15(b)(c)	300	283,169
Dresdner Funding Trust I 8.151%, 6/30/31(b)	295	339,770
Fuji JGB Investment 9.87%, 6/30/08(b)(c)	240	249,485
HBOS PLC 5.375%, 11/01/13(b)(c)	250	242,082
HSBC Bank USA 5.875%, 11/01/34	310	295,218
Northern Rock PLC 5.60%, 4/30/14(b)(c)	445	424,769

5

BALANCED SHARES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Popular North America, Inc. 4.25%, 4/01/08	$470	$465,188
Rabobank Capital Funding II 5.26%, 12/31/13(b)(c)	230	220,569
RBS Capital Trust III 5.512%, 9/30/14(c)	495	475,749
Resona Preferred Global Securities 7.191%, 7/30/15(b)(c)	413	422,296
Royal Bank of Scotland Group PLC 7.648%, 9/30/31(c)	250	278,725
Sumitomo Mitsui Banking Corp. 5.625%, 10/15/15(b)(c)	135	128,655
UBS Preferred Funding Trust II 7.247%, 6/26/11(c)	250	263,854
UBS Preferred Funding Trust V Series 1 6.243%, 5/15/16(c)	465	466,836
UFJ Finance Aruba AEC 6.75%, 7/15/13	335	353,725
Unicredito Italiano Capital Trust II 9.20%, 10/05/10(b)(c)	330	364,393
Wachovia Capital Trust III 5.80%, 3/15/11(c)	130	129,434

		5,672,213

BROKERAGE–0.3%
Goldman Sachs Group, Inc. 5.70%, 9/01/12	470	469,715
Lehman Brothers Holdings, Inc. 7.875%, 8/15/10	150	159,948

		629,663

FINANCE–1.0%
Capital One Bank 6.50%, 6/13/13	400	410,818
Countrywide Financial Corp. 6.25%, 5/15/16	460	451,767
General Electric Capital Corp. 5.875%, 2/15/12	500	505,853
iStar Financial, Inc. 6.00%, 12/15/10	200	200,844
Series B
5.70%, 3/01/14	200	195,123
SLM Corp. 5.375%, 1/15/13	190	167,789

		1,932,194

INSURANCE–1.2%
American RE Corp. Series B 7.45%, 12/15/26	140	155,497
CNA Financial Corp. 5.85%, 12/15/14	85	83,303

Company	Principal Amount (000)	U.S. $ Value

Hartford Financial Services Group, Inc. 6.375%, 11/01/08	$125	$126,559
ING Groep NV 5.775%, 12/08/15(c)	470	453,009
Liberty Mutual Group, Inc. 5.75%, 3/15/14(b)	350	338,605
Lincoln National Corp. 7.00%, 5/17/66(c)	445	456,606
North Front Pass Through Trust 5.81%, 12/15/24(b)(c)	500	483,151
UnitedHealth Group, Inc. 5.25%, 3/15/11	200	197,893
WellPoint, Inc. 5.25%, 1/15/16	150	142,285

		2,436,908

REITS–0.2%
Regency Centers LP 5.25%, 8/01/15	300	285,504

		10,956,482

UTILITY–0.8%
ELECTRIC–0.3%
Consumers Energy Co. Series B 5.375%, 4/15/13	150	147,615
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(b)	250	252,791
TXU Energy Co. LLC 7.00%, 3/15/13	160	165,038

		565,444

NATURAL GAS–0.5%
CenterPoint Energy Resources Corp. Series B 7.875%, 4/01/13	450	491,191
Enterprise Products Operating L.P. Series B 5.60%, 10/15/14	150	145,819
Texas Eastern Transmission Corp. 7.30%, 12/01/10	350	368,163

		1,005,173

		1,570,617

NON CORPORATE SECTORS–0.1%
AGENCIES—NOT GOVERNMENT GUARANTEED–0.1%
Petronas Capital, Ltd. 7.00%, 5/22/12(b)	150	159,297

Total Corporates—Investment Grades (cost $27,261,993)		26,815,115

6

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–6.0%
NON-AGENCY FIXED RATE CMBS–5.9%
Banc of America Commercial Mortgage, Inc. Series 2001-PB1, Class A2 5.787%, 5/11/35	$1,571	$1,578,023
Series 2005-1, Class A3 4.877%, 11/10/42	2,000	1,968,169
Series 2006-5, Class A4 5.414%, 9/10/47	300	290,526
Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-PWR9, Class A4A 4.871%, 9/11/42	2,000	1,881,134
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A4 4.799%, 8/10/42(c)	900	846,688
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38(c)	600	586,917
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP3, Class A2 4.851%, 8/15/42	1,500	1,465,792
Series 2006-CB15, Class A4 5.814%, 6/12/43(c)	176	174,832
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4 5.156%, 2/15/31	1,500	1,433,757
Morgan Stanley Capital I Series 2005-HQ5, Class A4 5.168%, 1/14/42	1,500	1,440,476

		11,666,314

NON-AGENCY ADJUSTABLE RATE CMBS–0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 5.76%, 3/06/20(b)(d)	90	90,002

Total Commercial Mortgage-Backed Securities (cost $12,184,056)		11,756,316

MORTGAGE PASS-THRU’S–4.8%
FIXED RATE 30-YEAR–2.6%
Federal Home Loan Mortgage Corp. 6.00%, TBA	2,325	2,301,025
Series 2006 7.00%, 8/01/36	1,060	1,087,890
Federal National Mortgage Association 6.50%, TBA	710	716,656

Company	Principal Amount (000)	U.S. $ Value

Series 2006 5.00%, 1/01/37	$55	$51,579
Series 2007 5.00%, 5/01/37	1,000	936,897

		5,094,047

FIXED RATE 15-YEAR–1.0%
Federal National Mortgage Association 5.00%, TBA	1,920	1,855,200

AGENCY ARMS–0.9%
Federal Home Loan Mortgage Corp. Series 2006 6.03%, 9/01/36(d)	523	527,055
Series 2007 6.05%, 4/01/37(d)	358	359,524
Federal National Mortgage Association Series 2007 5.943%, 2/01/37(d)	550	552,371
6.056%, 2/01/37(d)	360	363,091

		1,802,041

NON-AGENCY ARMS–0.3%
Banc of America Funding Corp. Series 2007-C, Class 1A3 5.763%, 5/20/36(d)	334	329,059
Bear Stearns Alt-A Trust Series 2006-3, Class 22A1 6.219%, 5/25/36(c)	245	246,281

		575,340

Total Mortgage Pass-Thru’s (cost $9,366,342)		9,326,628

U.S. TREASURIES–1.7%
U.S. Treasury Bonds 4.50%, 2/15/36	2,870	2,598,696
8.75%, 5/15/17	300	384,375
U.S. Treasury Notes 4.875%, 5/31/08	340	339,681

Total U.S. Treasuries (cost $3,420,066)		3,322,752

GOVERNMENT-RELATED—NON-U.S. ISSUERS–1.5%
SOVEREIGNS–1.4%
Russian Federation 7.50%, 3/31/30(b)(e)	1,284	1,408,696
United Mexican States 5.625%, 1/15/17	1,080	1,057,320
7.50%, 1/14/12	330	353,595

		2,819,611

AGENCIES–0.1%
Korea Development Bank 5.75%, 9/10/13	200	201,420

Total Government-Related—Non-U.S. Issuers (cost $3,114,592)		3,021,031

7

BALANCED SHARES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES–1.3%
HOME EQUITY LOANS—FLOATING RATE–0.6%
Household Home Equity Loan Series 2007-1, Class M1 5.70%, 3/20/36(d)	$365	$364,730
Newcastle 2007-1 2A1 5.43%, 4/25/37(d)	345	345,000
Option One Mortgage Loan Trust Series 2007-2, Class M1 5.68%, 3/25/37(d)	125	124,712
RAAC Series Series 2006-SP3, Class A1 5.40%, 8/25/36(d)	86	85,627
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 5.44%, 7/25/37(d)	350	350,017

		1,270,086

HOME EQUITY LOANS— FIXED RATE–0.4%
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36(c)	375	367,733
Credit-Based Asset Servicing and Securities, Inc. Series 2005-CB7, Class AF2 5.147%, 11/25/35(e)	160	159,027
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36(e)	156	154,884

		681,644

AUTOS—FIXED RATE–0.2%
Capital Auto Receivables Asset Trust Series 2005-SN1A, Class A3A 4.10%, 6/15/08	119	118,732
Capital One Prime Auto Receivables Trust Series 2005-1, Class A3 4.32%, 8/15/09	271	270,195

		388,927

OTHER—FLOATING RATE–0.1%
Libertas Preferred Funding Ltd. Series 2007-3A, Class 2 5.999%, 4/09/47(b)(d)	260	239,208

Total Asset-Backed Securities (cost $2,598,904)		2,579,865

GOVERNMENT-RELATED— U.S. AGENCIES–1.1%
AGENCY DEBENTURES–1.1%
Federal National Mortgage Association 6.625%, 10/15/07 (cost $2,251,689)	2,250	2,256,894

Company	Principal Amount (000)	U.S. $ Value

EMERGING MARKETS— NON-INVESTMENT GRADES–0.9%

NON CORPORATE SECTORS–0.9%
SOVEREIGN–0.9%
Republic of Brazil 8.25%, 1/20/34	$855	$1,049,940
Republic of Panama 9.375%, 4/01/29	270	357,750
Republic of Peru 8.75%, 11/21/33	275	356,125

Total Emerging Markets— Non-Investment Grades (cost $1,834,266)		1,763,815

INFLATION-LINKED SECURITIES–0.7%
U.S. Treasury Notes 2.375%, 4/15/11 (TIPS) (cost $1,400,617)	1,421	1,405,233

CORPORATES—NON-INVESTMENT GRADES–0.6%

INDUSTRIAL–0.6%
BASIC–0.1%
Packaging Corp. of America 4.375%, 8/01/08	200	197,039

COMMUNICATIONS— MEDIA–0.2%
Clear Channel Communications, Inc. 5.50%, 9/15/14	215	183,731
DIRECTV Holdings LLC 6.375%, 6/15/15	64	60,160
RH Donnelley Corp. Series A-3 8.875%, 1/15/16	225	234,000

		477,891

COMMUNICATIONS— TELECOMMUNICATIONS–0.1%
Windstream Corp. 8.125%, 8/01/13	214	223,630

CONSUMER CYCLICAL—AUTOMOTIVE–0.1%
Ford Motor Credit Co. 4.95%, 1/15/08	170	168,727

CONSUMER CYCLICAL— OTHER–0.1%
MGM Mirage 6.75%, 9/01/12	60	57,300
Wynn Las Vegas LLC/Corp. 6.625%, 12/01/14	45	43,369

		100,669

		1,167,956

8

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

FINANCIAL INSTITUTIONS–0.0%
INSURANCE–0.0%
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)	$100	$94,153

Total Corporates— Non-Investment Grades (cost $1,281,894)		1,262,109

	Shares
NON-CONVERTIBLE— PREFERRED STOCKS–0.5%

UTILITY–0.3%
ELECTRIC–0.3%
DTE Energy Trust I 7.80%	20,000	509,000

INDUSTRIAL–0.1%
COMMUNICATIONS— TELECOMMUNICATIONS–0.1%
Centaur Funding Corp. 9.08%(b)	200	224,625

FINANCIAL INSTITUTIONS–0.1%
BANKING–0.1%
Royal Bank of Scotland Group PLC 5.75%	10,000	221,700

Total Non-Convertible— Preferred Stocks (cost $982,616)		955,325

Company	Principal Amount (000)	U.S. $ Value

GOVERNMENT-RELATED— U.S. OTHER ISSUERS–0.2%
MUNICIPAL BONDS–0.2%
Dallas-Fort Worth Texas International Airport Facilities Improvement Corp. MBIA FSA 7.07%, 11/01/24 (cost $409,347)	$400	$414,632

CORPORATES–0.1%
Mobile Telesystems Finance 9.75%, 1/30/08(b) (cost $234,397)	230	234,117

MORTGAGE CMO’S–0.1%
NON-AGENCY ADJUSTABLE RATE–0.1%
Countrywide Alternative Loan Trust Series 2007-OA3, Class M1 5.63%, 4/25/47(d) (cost $109,833)	110	109,252

SHORT-TERM INVESTMENTS–4.5%
AGENCY DISCOUNT NOTES–4.1%
Federal Home Loan Mortgage Corp. Zero Coupon, 7/09/07	2,995	2,992,029
Federal National Mortgage Association Zero Coupon, 7/27/07	4,990	4,972,325

		7,964,354

TIME DEPOSIT–0.4%
The Bank of New York 4.25%, 7/02/07	829	829,000

Total Short-Term Investments (cost $8,793,357)		8,793,354

TOTAL INVESTMENTS–102.2% (cost $172,941,889)		200,608,550
Other assets less liabilities–(2.2)%		(4,381,883)

NET ASSETS–100.0%		$196,226,667

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the aggregate market value of these securities amounted to $6,663,480 or 3.4% of net assets.

(c)	Variable rate coupon, rate shown as of June 30, 2007.

(d)	Floating Rate Security. Stated interest rate was in effect at June 30, 2007.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2007.

Glossary:

FSA—Financial Security Assurance Inc.

MBIA—Municipal Bond Investors Assurance

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See Notes to Financial Statements.

9

BALANCED SHARES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $172,941,889)	$200,608,550
Cash	210,798
Receivable for investment securities sold	2,852,369
Dividends and interest receivable	896,357
Receivable for capital stock sold	1,860

Total assets	204,569,934

LIABILITIES
Payable for investment securities purchased	7,919,072
Payable for capital stock redeemed	140,293
Advisory fee payable	93,418
Administrative fee payable	19,223
Distribution fee payable	9,097
Transfer Agent fee payable	59
Accrued expenses	162,105

Total liabilities	8,343,267

NET ASSETS	$196,226,667

COMPOSITION OF NET ASSETS
Capital stock, at par	$9,808
Additional paid-in capital	158,330,940
Undistributed net investment income	2,443,261
Accumulated net realized gain on investment transactions	7,775,997
Net unrealized appreciation of investments	27,666,661

$196,226,667

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$153,875,119	7,681,837	$20.03
B	$42,351,548	2,126,159	$19.92

See Notes to Financial Statements.

10

BALANCED SHARES PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$2,008,119
Dividends	1,241,889

Total investment income	3,250,008

EXPENSES
Advisory fee	558,112
Distribution fee—Class B	54,323
Transfer agency—Class A	1,069
Transfer agency—Class B	291
Custodian	74,243
Administrative	47,000
Printing	23,574
Audit	19,111
Legal	7,747
Directors’ fees	739
Miscellaneous	3,648

Total expenses	789,857

Net investment income	2,460,151

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	8,093,867
Net change in unrealized appreciation/depreciation of investments	(3,828,955)

Net gain on investment transactions	4,264,912

Contribution from Adviser (see Note B)	352,186

NET INCREASE IN NET ASSETS FROM OPERATIONS	$7,077,249

See Notes to Financial Statements.

11

BALANCED SHARES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,460,151	$5,203,090
Net realized gain on investment transactions	8,093,867	4,453,419
Net change in unrealized appreciation/depreciation of investments	(3,828,955)	13,257,971
Contribution from Adviser	352,186	–0	–

Net increase in net assets from operations	7,077,249	22,914,480
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(4,174,710)	(4,150,250)
Class B	(1,026,872)	(985,740)
Net realized gain on investment transactions
Class A	(3,457,536)	(4,500,374)
Class B	(940,615)	(1,194,218)
CAPITAL STOCK TRANSACTIONS
Net decrease	(9,468,177)	(24,364,070)

Total decrease	(11,990,661)	(12,280,172)
NET ASSETS
Beginning of period	208,217,328	220,497,500

End of period (including undistributed net investment income of $2,443,261 and $5,184,692, respectively)	$196,226,667	$208,217,328

See Notes to Financial Statements.

12

BALANCED SHARES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Balanced Shares Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is total return consistent with reasonable risk, through a combination of income and long-term growth of capital. Prior to February 1, 2006, the Portfolio’s investment objective was to seek to achieve a high return through a combination of current income and capital appreciation. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

13

BALANCED SHARES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums or accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .625% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the period ended June 30, 2007, and in response to the Independent Director’s request, the Adviser made a payment of $352,186 to the Portfolio in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Portfolio.

Pursuant to the advisory agreement, the Portfolio paid $47,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2007.

14

AllianceBernstein Variable Products Series Fund

Brokerage commissions paid on investment transactions for the six months ended June 30, 2007 amounted to $38,543, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $391 for the six months ended June 30, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser at an annual rate of up to ..50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2007, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$36,291,188	$36,281,641
U.S. government securities	18,878,975	39,798,240

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$29,624,467
Gross unrealized depreciation	(1,957,806)

Net unrealized appreciation	$27,666,661

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

15

BALANCED SHARES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2007, the Portfolio had no transactions in written options.

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended June 30, 2007, the Portfolio earned income of $954 from dollar rolls which is included in interest income in the accompanying statement of operations.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Class A
Shares sold	172,838	249,152	$3,604,851	$4,829,243
Shares issued in reinvestment of dividends and distributions	378,584	475,571	7,632,246	8,650,624
Shares redeemed	(923,993)	(1,795,391)	(18,939,657)	(34,393,034)

Net decrease	(372,571)	(1,070,668)	$(7,702,560)	$(20,913,167)

Class B
Shares sold	42,406	93,891	$879,678	$1,805,722
Shares issued in reinvestment of dividends and distributions	98,129	120,506	1,967,487	2,179,958
Shares redeemed	(225,056)	(391,247)	(4,612,782)	(7,436,583)

Net decrease	(84,521)	(176,850)	$(1,765,617)	$(3,450,903)

16

AllianceBernstein Variable Products Series Fund

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2007.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$5,352,104	$5,811,401
Long-term capital gains	5,478,478	–0	–

Total taxable distributions	10,830,582	5,811,401

Total distributions paid	$10,830,582	$5,811,401

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,583,172
Undistributed long-term capital gains	3,961,239
Unrealized appreciation/(depreciation)	31,216,178	(a)

Total accumulated earnings/(deficit)	$40,760,589

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

17

BALANCED SHARES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund’s investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund’s investment advisory agreement, please see “Advisory Fee and Other Transactions with Affiliates” above.

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

In addition, the Independent Directors of the Fund (“the Independent Directors”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

18

AllianceBernstein Variable Products Series Fund

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the

19

BALANCED SHARES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

20

BALANCED SHARES PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31,
2006	2005	2004	2003	2002
Net asset value, beginning of period	$20.31	$19.18	$18.94	$17.76	$15.30	$17.65

Income From Investment Operations
Net investment income (a)	.25	.49	.43	.46	(b)	.42	.45
Net realized and unrealized gain (loss) on investment transactions	.44	1.66	.30	1.12	2.47	(2.29)
Contribution from Adviser	.04	–0	–	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.73	2.15	.73	1.58	2.89	(1.84)

Less: Dividends and Distributions
Dividends from net investment income	(.55)	(.49)	(.49)	(.40)	(.43)	(.32)
Distributions from net realized gain on investment transactions	(.46)	(.53)	–0	–	–0	–	–0	–	(.19)

Total dividends and distributions	(1.01)	(1.02)	(.49)	(.40)	(.43)	(.51)

Net asset value, end of period	$20.03	$20.31	$19.18	$18.94	$17.76	$15.30

Total Return
Total investment return based on net asset value (c)	3.57%	11.79%	3.91%	9.07%	19.05%	(10.58)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$153,875	$163,608	$175,005	$193,600	$197,334	$171,670
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.72	%(d)	.73	%(e)	.71%	.71%	.79%	.79%
Expenses, before waivers and reimbursements	.72	%(d)	.73	%(e)	.71%	.76%	.79%	.79%
Net investment income	2.48	%(d)	2.53	%(e)	2.29%	2.57	%(b)	2.60%	2.76%
Portfolio turnover rate	28%	40%	52%	60%	81%	57%

See footnote summary on page 22.

21

BALANCED SHARES PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31,
2006	2005	2004	2003	2002
Net asset value, beginning of period	$20.18	$19.05	$18.83	$17.69	$15.27	$17.65

Income From Investment Operations
Net investment income (a)	.23	.44	.38	.43	(b)	.36	.39
Net realized and unrealized gain (loss) on investment transactions	.43	1.66	.29	1.10	2.48	(2.27)
Contribution from Adviser	.04	–0	–	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.70	2.10	.67	1.53	2.84	(1.88)

Less: Dividends and Distributions
Dividends from net investment income	(.50)	(.44)	(.45)	(.39)	(.42)	(.31)
Distributions from net realized gain on investment transactions	(.46)	(.53)	–0	–	–0	–	–0	–	(.19)

Total dividends and distributions	(.96)	(.97)	(.45)	(.39)	(.42)	(.50)

Net asset value, end of period	$19.92	$20.18	$19.05	$18.83	$17.69	$15.27

Total Return
Total investment return based on net asset value (c)	3.43%	11.56%	3.61%	8.79%	18.78%	(10.80)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$42,352	$44,609	$45,493	$45,047	$23,417	$3,302
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.97	%(d)	.98	%(e)	.96%	.96%	1.05%	1.05%
Expenses, before waivers and reimbursements	.97	%(d)	.98	%(e)	.96%	1.01%	1.05%	1.05%
Net investment income	2.23	%(d)	2.28	%(e)	2.04%	2.35	%(b)	2.29%	2.51%
Portfolio turnover rate	28%	40%	52%	60%	81%	57%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived or reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

22

BALANCED SHARES PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Balanced Shares Portfolio (the “Portfolio”) at a meeting held on May 1-3, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Portfolio were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative

23

BALANCED SHARES PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to a composite index (60% Russell 1000 Value Index/40% Lehman Brothers Government/Credit Index) (the “Index”), in each case for periods ended December 31, 2006 over the 1-, 3-, 5- and 10-year periods and (in the case of the Index) the since inception period (December 1992 inception). The directors noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 3rd quintile in the 1- and 5-year periods, 4th quintile in the 3-year period, and 1st quintile in the 10-year period. The comparative information showed that the Portfolio underperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio. The directors reviewed information in the Adviser’s Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., equity and fixed income securities). The directors noted that the advisory fee schedule for the Portfolio has higher rates and breakpoint levels than the fee schedule applicable to its Corresponding Fund (which was organized many years before the Portfolio).

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors recognized

24

AllianceBernstein Variable Products Series Fund

that the expense ratio information for the Portfolio potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s at approximate current size contractual advisory effective fee rate of 55 basis points, plus the 4 basis point impact of the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was lower than the Expense Group and Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio’s net assets.

25

BALANCED SHARES PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Balanced Shares Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Portfolio
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$202.9	Balanced Shares Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.04 % of the Fund’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio		Fiscal Year
Balanced Shares Portfolio	Class A 0.73 Class B 0.98	% %	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

26

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there is no institutional product that has a somewhat similar investment style as the Portfolio.

The Adviser also manages AllianceBernstein Balanced Shares, Inc. a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Balanced Shares, Inc.:4

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Balanced Shares Portfolio	Balanced Shares, Inc.	0.60% on first $200 million 0.50% on next $200 million 0.40% on the balance	0.60%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)5 at the approximate current asset level of the Portfolio.6

4	Although AllianceBernstein Balanced Shares, Inc. was affected by the settlement between the Adviser and the NYAG, the fund’s fee schedule was not amended since the fund already had lower breakpoints than the NYAG related master fee schedule.

5	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

6	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

27

BALANCED SHARES PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee [7]	Lipper Group Median	Rank
Balanced Shares Portfolio	0.550	0.644	3/19

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU8 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[9]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Balanced Shares Portfolio	0.714	0.767	6/19	0.750	15/35

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $109,918 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $311,756 on behalf of the Portfolio to ABI.

7	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

8	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

9	Most recently completed fiscal year end Class A total expense ratio.

28

AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.10

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio11 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)12 for the periods ended December 31, 2006.13

Balanced Shares Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	11.79	11.79	11.78	9/19	31/64
3 year	8.21	9.22	8.97	12/19	29/47
5 year	6.17	5.83	6.12	9/19	22/44
10 year	8.89	6.43	6.65	3/18	3/33

10	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2006.

11	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

12	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

13	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

29

BALANCED SHARES PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)14 versus its benchmark.15 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.16

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Balanced Shares Portfolio	11.79	8.21	6.17	8.89	9.40	9.79	0.54	10
Russell 1000 Value Index	22.25	15.09	10.86	11.00	12.99	14.21	0.54	10
Lehman Brothers Government/Credit Bond Index	3.78	3.44	5.17	6.26	6.49	4.20	0.58	10
60% Russell 1000 Value Index/40% Lehman Brothers Government/Credit Index	14.86	10.43	8.58	9.10	10.39	N/A	N/A	N/A

Inception Date: December 28, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

14	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

15	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

16	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

30

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Balanced Wealth Strategy Portfolio

June 30, 2007

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

BALANCED WEALTH STRATEGY PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Balanced Wealth Strategy Portfolio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,043.38	$3.85	0.76%
Hypothetical (5% return before expenses)	$1,000	$1,021.03	$3.81	0.76%

Class B
Actual	$1,000	$1,041.26	$5.11	1.01%
Hypothetical (5% return before expenses)	$1,000	$1,019.79	$5.06	1.01%

*	Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Federal National Mortgage Assoc. (Common Stock and Bonds)	$18,522,640	10.6%
U.S. Treasury Bonds & Notes	10,045,896	5.7
Federal Gold Loan Mortgage Corp.	3,432,909	2.0
Kreditanstalt feur Wiederaufbau	2,452,612	1.4
Google, Inc.-Class A	2,093,520	1.2
Japan Finance Corp. for Municipal Enterprises	2,072,093	1.2
Apple Computer, Inc.	2,050,272	1.2
Exxon Mobil Corp.	1,836,972	1.1
WellPoint, Inc. (Common Stock & Bonds)	1,627,029	0.9
Credit Suisse Group	1,505,381	0.9

	$45,639,324	26.2%

SECTOR DIVERSIFICATION

June 30, 2007 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Finance	$43,711,926	24.0%
Mortgage Pass Throughs	23,667,752	13.0
Information Technology	13,151,053	7.2
Industrials	12,372,200	6.8
Consumer Discretionary	10,409,660	5.7
U.S. Treasuries	10,045,895	5.5
Health Care	9,688,401	5.3
Government Related	9,023,156	5.0
Energy	7,624,122	4.2
Commercial Mortgage Backed Securities	7,183,366	4.0
Materials	6,370,827	3.5
Consumer Staples	5,812,973	3.2
Other**	11,293,006	6.2
Short-Term Investments	11,668,904	6.4

Total Investments	$182,023,241	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. “Other” represents less than 3.2% weightings in the following sectors: Asset Backed Securities, Capital Equipment, Construction & Housing, Collateralized Mortgage Obligations, Emerging Markets, Telecommunication Services and Utilities.

Please note: The sector classifications presented herein for the equity securities are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–63.0%

FINANCIALS–24.3%
CAPITAL MARKETS–4.5%
3i Group PLC	11,371	$264,690
Ameriprise Financial, Inc.	2,800	177,996
The Blackstone Group LP(a)	13,200	386,364
Credit Suisse Group	12,559	891,577
Credit Suisse Group (New York) (ADR)	8,650	613,804
Deutsche Bank AG	1,500	217,091
Franklin Resources, Inc.	7,675	1,016,707
The Goldman Sachs Group, Inc.	2,490	539,708
Janus Capital Group, Inc.	1,300	36,192
Lazard Ltd.–Class A	700	31,521
Legg Mason, Inc.	8,175	804,257
Macquarie Bank Ltd.	4,375	314,235
Man Group PLC	36,414	442,937
Merrill Lynch & Co., Inc.	13,450	1,124,151
Morgan Stanley	1,700	142,596
Nomura Holdings, Inc.(b)	14,100	273,869
UBS AG (Swiss Virt-X)	7,848	469,344
Waddell & Reed Financial, Inc.–Class A	2,150	55,922

		7,802,961

COMMERCIAL BANKS–2.9%
Anglo Irish Bank Corp. PLC (London Exchange)	17,482	355,516
Bank Leumi Le-Israel	14,400	56,350
Barclays PLC	18,100	251,824
BNP Paribas SA	3,100	368,229
China Construction Bank Corp.–Class H	105,000	72,203
Comerica, Inc.	3,100	184,357
Credit Agricole SA	6,241	253,248
Fifth Third Bancorp	5,400	214,758
HBOS PLC	11,870	233,475
Keycorp	4,100	140,753
Kookmin Bank	1,200	105,250
Mitsubishi UFJ Financial Group, Inc.	19	209,393
National City Corp.	6,700	223,244
Royal Bank of Scotland Group PLC	26,264	332,331
Societe Generale	1,460	270,507
Sumitomo Mitsui Financial Group, Inc.	37	344,929
SunTrust Banks, Inc.	2,150	184,341
U.S. Bancorp	8,200	270,190
UniCredito Italiano SpA	44,556	397,957
Wachovia Corp.	4,500	230,625
Wells Fargo & Co.	9,200	323,564

		5,023,044

CONSUMER FINANCE–0.2%
ORIX Corp.	1,240	326,848

Company	Shares	U.S. $ Value

DIVERSIFIED FINANCIAL SERVICES–3.4%
Bank of America Corp.	23,500	$1,148,915
Chicago Mercantile Exchange Holdings, Inc.–Class A	2,315	1,237,043
Citigroup, Inc.	23,500	1,205,315
Fortis	4,200	178,012
ING Groep NV	9,300	409,328
JPMorgan Chase & Co.	22,350	1,082,858
Moody's Corp.	5,400	335,880
NYSE Euronext	4,350	320,247

		5,917,598

INSURANCE–2.9%
ACE Ltd.	2,000	125,040
Allianz SE	1,500	349,796
Allstate Corp.	4,000	246,040
AMBAC Financial Group, Inc.	2,100	183,099
American International Group, Inc.	11,900	833,357
AON Corp.	2,900	123,569
Aviva PLC	14,900	221,186
Chubb Corp.	3,500	189,490
Fidelity National Financial, Inc.–Class A	6,200	146,940
Fondiaria-Sai SpA (ordinary shares)	2,300	111,196
Fondiaria-Sai SpA (saving shares)	700	24,781
Genworth Financial, Inc.– Class A	6,400	220,160
Hartford Financial Services Group, Inc.	2,600	256,126
MBIA, Inc.	2,400	149,328
MetLife, Inc.	4,400	283,712
Muenchener Rueckversicherungs AG	2,000	366,782
Old Republic International Corp.	7,900	167,954
Prudential Financial, Inc.	200	19,446
QBE Insurance Group Ltd.	10,869	286,779
Swiss Reinsurance	2,807	255,999
Torchmark Corp.	1,875	125,625
The Travelers Cos, Inc.	5,700	304,950
UnumProvident Corp.	3,900	101,829

		5,093,184

REAL ESTATE INVESTMENT TRUSTS (REITS)–6.5%
Alexandria Real Estate Equities, Inc.	1,825	176,697
Allied Properties Real Estate Investment Trust	3,940	79,697
Apartment Investment & Management Co.–Class A	3,600	181,512
Archstone-Smith Trust	1,550	91,621
Ascendas Real Estate Investment Trust	60,000	115,437
Ashford Hospitality Trust, Inc.	6,600	77,616
AvalonBay Communities, Inc.	1,550	184,264

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Boardwalk Real Estate Investment Trust	3,519	$160,714
Boston Properties, Inc.	1,950	199,154
British Land Co. PLC	14,744	394,539
Brixton PLC	4,100	35,896
Camden Property Trust	1,800	120,546
Canadian Apartment Properties REI	6	107
Canadian Real Estate Investment Trust	4,473	122,312
CapitaMall Trust	81,600	225,311
Cominar Real Estate Investment Trust	4,920	99,491
DB RREEF Trust	228,170	378,794
Developers Diversified Realty Corp.	1,950	102,784
Digital Realty Trust, Inc.	5,400	203,472
Dundee Real Estate Investment Trust	3,320	143,364
Equity Residential	5,050	230,431
Essex Property Trust, Inc.	675	78,502
Federal Realty Investment Trust	950	73,397
Felcor Lodging Trust, Inc.	3,800	98,914
First Industrial Realty Trust, Inc.	600	23,256
Fonciere Des Regions	1,250	182,333
General Growth Properties, Inc.	6,475	342,851
General Property Group	33,885	133,564
Great Portland Estates PLC	11,300	149,889
H&R Real Estate Investment	1,700	36,609
Hammerson PLC	4,850	138,888
Health Care Property Investors, Inc.	4,300	124,399
Host Hotels & Resorts, Inc.	8,829	204,126
ING Office Fund	110,600	163,632
Japan Real Estate Investment–Class A	14	164,532
Japan Retail Fund Investment Corp.–Class A	34	294,688
Kimco Realty Corp.	4,850	184,640
Klepierre	1,865	315,813
Land Securities Group PLC	11,341	394,957
LaSalle Hotel Properties	1,500	65,130
Macerich Co.	500	41,210
Macquarie Goodman Group	20,507	116,384
Maguire Properties, Inc.	2,700	92,691
Mid-America Apartment Communities, Inc.	2,250	118,080
Mirvac Group	60,702	292,794
Nationwide Health Properties, Inc.	5,400	146,880
Nippon Building Fund, Inc.–Class A	11	152,593
Nomura Real Estate Office Fund, Inc.–Class A	16	172,489
Omega Healthcare Investors, Inc.	4,300	68,069
Primaris Retail Real Estate Investment Trust	3,577	65,441

Company	Shares	U.S. $ Value

Prologis	8,275	$470,848
Public Storage	1,250	96,025
RioCan Real Estate Investment Trust	10,471	232,474
Segro PLC	4,700	58,624
Simon Property Group, Inc.	5,550	516,372
SL Green Realty Corp.	1,200	148,668
Stockland	14,779	101,814
Strategic Hotels & Resorts, Inc.	4,400	98,956
Sunstone Hotel Investors, Inc.	2,800	79,492
Tanger Factory Outlet Centers	3,350	125,458
Taubman Centers, Inc.	2,050	101,701
UDR, Inc.	1,850	48,655
Unibail	2,325	594,583
Ventas, Inc.	7,000	253,750
Vornado Realty Trust	2,900	318,536
Westfield Group	22,589	381,150

		11,387,616

REAL ESTATE MANAGEMENT & DEVELOPMENT–3.1%
Beni Stabili SpA	122,900	178,840
Brookfield Properties Corp.	6,925	168,347
Citycon Oyj	29,700	190,358
Derwent Valley Holdings PLC	5,750	210,842
Deutsche Wohnen AG	1,900	98,473
Eurocastle Investment Ltd.	4,500	207,930
Forest City Enterprises, Inc.– Class A	2,850	175,218
Hang Lung Properties, Ltd.	74,000	255,517
IVG Immobilien AG	4,300	168,811
Keppel Land Ltd.	27,000	154,741
Kerry Properties Ltd.	74,746	469,447
Mitsubishi Estate Co. Ltd.	13,000	352,698
Mitsui Fudosan Co. Ltd.	15,100	423,228
New World Development Co., Ltd.	158,807	397,426
Norwegian Property ASA	10,900	135,699
NTT Urban Development Corp.(b)	235	455,039
Sino Land Co.	162,561	338,450
Sponda OYJ	13,300	192,489
Sumitomo Realty & Development	12,000	390,797
Sun Hung Kai Properties Ltd.	29,700	357,370

		5,321,720

THRIFTS & MORTGAGE FINANCE–0.8%
Astoria Financial Corp.	2,300	57,592
Countrywide Financial Corp.	7,000	254,450
Federal Home Loan Mortgage Corp.	3,675	223,073
Federal National Mortgage Association	6,800	444,244
MGIC Investment Corp.	2,700	153,522
Washington Mutual, Inc.	7,000	298,480

		1,431,361

		42,304,332

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INFORMATION TECHNOLOGY–7.5%
COMMUNICATIONS EQUIPMENT–1.3%
Cisco Systems, Inc.(a)	47,050	$1,310,343
Nokia OYJ	13,384	375,893
Qualcomm, Inc.	12,600	546,714

		2,232,950

COMPUTERS & PERIPHERALS–2.6%
Apple, Inc.(a)	16,800	2,050,272
Compal Electronics, Inc.	56,000	60,436
Fujitsu, Ltd.	20,000	147,325
Hewlett-Packard Co.	24,400	1,088,728
International Business Machines Corp.	1,925	202,606
Lexmark International, Inc.– Class A(a)	2,300	113,413
Network Appliance, Inc.(a)	14,900	435,080
Sun Microsystems, Inc.(a)	32,700	172,002
Toshiba Corp.	26,000	226,533

		4,496,395

ELECTRONIC EQUIPMENT & INSTRUMENTS–0.3%
Arrow Electronics, Inc.(a)	950	36,508
AU Optronics Corp.	85,000	145,204
Avnet, Inc.(a)	2,500	99,100
Flextronics International Ltd.(a)	1,300	14,040
HON HAI Precision Industry Co. Ltd.	6,000	51,825
Sanmina-SCI Corp.(a)	9,400	29,422
Solectron Corp.(a)	29,600	108,928
Tech Data Corp.(a)	1,400	53,844

		538,871

INTERNET SOFTWARE & SERVICES–1.4%
Akamai Technologies, Inc.(a)	4,550	221,312
eBay, Inc.(a)	5,800	186,644
Google, Inc.–Class A(a)	4,000	2,093,520

		2,501,476

IT SERVICES–0.2%
Cap Gemini SA	2,224	162,594
Electronic Data Systems Corp.	3,200	88,736
Infosys Technologies, Ltd.	1,433	67,819

		319,149

OFFICE ELECTRONICS–0.2%
Canon, Inc.	7,250	425,162

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.9%
Broadcom Corp.–Class A(a)	19,300	564,525
Hynix Semiconductor, Inc.(a)	4,500	161,900
Nvidia Corp.(a)	7,000	289,170
Samsung Electronics Co., Ltd.	140	85,589
Siliconware Precision Industries Co.	36,000	76,834

Company	Shares	U.S. $ Value

Texas Instruments, Inc.	5,400	$203,202
United Microelectronics Corp.	343,114	205,170

		1,586,390

SOFTWARE–0.6%
Adobe Systems, Inc.(a)	10,100	405,515
Microsoft Corp.	18,500	545,195
Oracle Corp.(a)	2,700	53,217

		1,003,927

		13,104,320

CONSUMER DISCRETIONARY–6.0%
AUTO COMPONENTS–0.6%
Autoliv, Inc.	2,300	130,801
BorgWarner, Inc.	1,375	118,305
Compagnie Generale des Etablissements Michelin– Class B	2,200	307,437
Denso Corp.	3,500	136,887
Hyundai Mobis	1,710	162,232
Johnson Controls, Inc.	1,100	127,347

		983,009

AUTOMOBILES–0.8%
Fiat SpA	13,474	400,217
General Motors Corp.	2,400	90,720
Nissan Motor Co., Ltd.	19,600	209,835
Renault SA	3,300	529,284
Suzuki Motor Corp.	1,400	39,757
Toyota Motor Corp.	2,200	138,746

		1,408,559

HOTELS RESTAURANTS & LEISURE–1.2%
Accor SA	2,581	228,163
Hilton Hotels Corp.	13,900	465,233
Las Vegas Sands Corp.(a)	700	53,473
McDonald’s Corp.	11,800	598,968
MGM Mirage(a)	600	49,488
Starwood Hotels & Resorts Worldwide, Inc.	9,975	669,023

		2,064,348

HOUSEHOLD DURABLES–0.4%
Black & Decker Corp.	1,400	123,634
Centex Corp.	1,700	68,170
KB Home	2,800	110,236
Newell Rubbermaid, Inc.	1,900	55,917
Pulte Homes, Inc.	3,200	71,840
Sharp Corp.	11,000	208,532

		638,329

LEISURE EQUIPMENT & PRODUCTS–0.0%
Mattel, Inc.	3,900	98,631

MEDIA–1.4%
CBS Corp.–Class B	7,800	259,896
Citadel Broadcasting Corp.	138	890
Comcast Corp.–Class A(a)	4,950	139,194

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENT
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Comcast Corp.-Special– Class A(a)	42,350	$1,184,106
Gannett Co., Inc.	2,000	109,900
Grupo Televisa SA (ADR)	4,000	110,440
Interpublic Group of Cos., Inc.(a)	5,500	62,700
Pearson PLC	6,521	109,848
Time Warner, Inc.	13,600	286,144
Viacom, Inc.–Class B(a)	3,800	158,194

		2,421,312

MULTILINE RETAIL–1.0%
Dollar Tree Stores, Inc.(a)	900	39,195
Family Dollar Stores, Inc.	4,800	164,736
Kohl’s Corp.(a)	9,725	690,767
Macy’s, Inc.	6,000	238,680
Saks, Inc.	3,400	72,590
Target Corp.	7,800	496,080

		1,702,048

SPECIALTY RETAIL–0.5%
Esprit Holdings Ltd.	14,500	184,229
The Gap, Inc.	8,400	160,440
Home Depot, Inc.	1,800	70,830
Inditex SA	3,421	201,357
Ltd. Brands, Inc.	3,650	100,193
Office Depot, Inc.(a)	3,300	99,990

		817,039

TEXTILES APPAREL & LUXURY GOODS–0.1%
Jones Apparel Group, Inc.	3,300	93,225
VF Corp.	2,000	183,160

		276,385

		10,409,660

HEALTH CARE–5.6%
BIOTECHNOLOGY–1.1%
Celgene Corp.(a)	7,100	407,043
Genentech, Inc.(a)	9,150	692,289
Gilead Sciences, Inc.(a)	21,700	841,309

		1,940,641

HEALTH CARE EQUIPMENT & SUPPLIES–0.8%
Alcon, Inc.	6,525	880,288
Essilor International SA	1,748	208,197
Nobel Biocare Holding AG	630	205,652

		1,294,137

HEALTH CARE PROVIDERS & SERVICES–1.2%
AmerisourceBergen Corp.–Class A	1,700	84,099
Cardinal Health, Inc.	800	56,512
McKesson Corp.	800	47,712
Medco Health Solutions, Inc.(a)	4,300	335,357
Tenet Healthcare Corp.(a)	10,600	69,006

Company	Shares	U.S. $ Value

WellPoint, Inc.(a)	18,400	$1,468,872

		2,061,558

PHARMACEUTICALS–2.5%
Abbott Laboratories	14,300	765,765
AstraZeneca PLC	3,000	160,773
Eli Lilly & Co.	1,500	83,820
GlaxoSmithKline PLC	5,400	140,670
Johnson & Johnson	2,500	154,050
Merck & Co., Inc.	13,200	657,360
Merck KGaA	1,608	220,006
Pfizer, Inc.	38,500	984,445
Roche Holding AG	1,663	294,661
Sanofi-Aventis	2,600	210,047
Schering-Plough Corp.	6,000	182,640
Teva Pharmaceutical Industries, Ltd. (ADR)	7,200	297,000
Wyeth	4,200	240,828

		4,392,065

		9,688,401

INDUSTRIALS–5.0%
AEROSPACE & DEFENSE–1.8%
BAE Systems PLC	16,900	136,374
Boeing Co.	15,050	1,447,208
Honeywell International, Inc.	9,700	545,916
Lockheed Martin Corp.	1,000	94,130
Northrop Grumman Corp.	2,350	182,995
Spirit Aerosystems Holdings, Inc.–Class A(a)	13,600	490,280
United Technologies Corp.	2,300	163,139

		3,060,042

AIRLINES–0.2%
Air France-KLM	3,200	148,895
Deutsche Lufthansa AG	4,600	128,304

		277,199

BUILDING PRODUCTS–0.0%
Cie de Saint-Gobain	631	70,686

COMMERCIAL SERVICES & SUPPLIES–0.2%
Capita Group PLC	10,626	154,256
Pitney Bowes, Inc.	3,800	177,916

		332,172

CONSTRUCTION & ENGINEERING–0.4%
Fluor Corp.	3,300	367,521
Vinci SA	4,812	359,154

		726,675

ELECTRICAL EQUIPMENT–0.4%
ABB Ltd.	16,742	377,495
Emerson Electric Co.	3,800	177,840
Renewable Energy Corp. AS(a)	2,206	85,435

		640,770

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INDUSTRIAL CONGLOMERATES–0.8%
General Electric Co.	30,100	$1,152,228
Tyco International, Ltd.	5,000	168,950

		1,321,178

MACHINERY–0.8%
Atlas Copco AB(b)	11,587	192,996
Cummins, Inc.	1,400	141,694
Deere & Co.	2,000	241,480
Eaton Corp.	2,400	223,200
NGK Insulators Ltd.	13,000	319,268
PACCAR, Inc.	2,400	208,896
SPX Corp.	1,425	125,129
Sumitomo Heavy Industries Ltd.	800	9,044

		1,461,707

MARINE–0.2%
Mitsui OSK Lines Ltd.	16,000	216,943
Nippon Yusen KK(b)	16,000	146,742

		363,685

TRADING COMPANIES & DISTRIBUTORS–0.2%
Mitsui & Co. Ltd.	22,000	439,054

		8,693,168

ENERGY–4.4%
ENERGY EQUIPMENT & SERVICES–1.0%
Baker Hughes, Inc.	6,250	525,812
Halliburton Co.	7,250	250,125
Schlumberger, Ltd.	9,200	781,448
Technip SA	1,043	86,207

		1,643,592

OIL, GAS & CONSUMABLE FUELS–3.4%
BP PLC	7,100	85,430
Chevron Corp.	11,400	960,336
China Petroleum & Chemical Corp.–Class H	160,000	178,506
China Shenhua Energy Co. Ltd.–Class H	55,000	191,915
ConocoPhillips	6,600	518,100
ENI SpA	9,900	358,949
Exxon Mobil Corp.	21,900	1,836,972
Marathon Oil Corp.	5,600	335,776
Occidental Petroleum Corp.	800	46,304
Petro-Canada	300	15,947
Petroleo Brasileiro SA (NY) (ADR)	3,200	341,376
Repsol YPF SA	4,300	170,231
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	6,244	254,199
Total SA	8,467	686,489

		5,980,530

		7,624,122

Company	Shares	U.S. $ Value

MATERIALS–3.6%
CHEMICALS–1.9%
Air Products & Chemicals, Inc.	3,800	$305,406
Ashland, Inc.	2,000	127,900
BASF AG	2,700	353,207
Bayer AG	4,874	367,141
Dow Chemical Co.	6,500	287,430
E.I. Du Pont de Nemours & Co.	5,200	264,368
International Flavors & Fragrances, Inc.	1,550	80,817
Lubrizol Corp.	1,525	98,439
Mitsubishi Chemical Holdings Corp.	25,500	234,087
Mitsui Chemicals, Inc.(b)	12,400	94,180
Monsanto Co.	11,600	783,464
Nitto Denko Corp.	5,600	282,259
PPG Industries, Inc.	800	60,888

		3,339,586

CONSTRUCTION MATERIALS–0.0%
Buzzi Unicem SpA	3,000	103,297

CONTAINERS & PACKAGING–0.4%
Bemis, Inc.	2,700	89,586
Crown Holdings, Inc.(a)	4,600	114,862
Owens-Illinois, Inc.(a)	3,300	115,500
Smurfit-Stone Container Corp.(a)	7,000	93,170
Sonoco Products Co.	2,200	94,182
Temple-Inland, Inc.	3,100	190,743

		698,043

METALS & MINING–1.3%
Antofagasta PLC	11,100	136,041
Arcelor Mittal (Euronext Amsterdam)	4,168	260,303
Cia Vale do Rio Doce (ADR)	6,000	267,300
JFE Holdings, Inc.	5,700	354,290
Kazakhmys PLC	2,800	70,494
MMC Norilsk Nickel (ADR)	484	101,156
POSCO	300	144,025
Rio Tinto PLC	3,162	241,905
Xstrata PLC	10,992	654,387

		2,229,901

		6,370,827

CONSUMER STAPLES–3.3%
BEVERAGES–0.5%
Cia de Bebidas das Americas (ADR)	1,000	70,000
The Coca-Cola Co.	2,000	104,620
Coca-Cola Enterprises, Inc.	8,300	199,200
Molson Coors Brewing Co.–Class B	1,900	175,674
PepsiCo, Inc.	5,950	385,858

		935,352

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

FOOD & STAPLES RETAILING–0.4%
Koninklijke Ahold NV(a)	16,700	$209,466
The Kroger Co.	3,700	104,081
Safeway, Inc.	5,600	190,568
Tesco PLC	12,479	104,408
Wal-Mart Stores, Inc.	1,400	67,354

		675,877

FOOD PRODUCTS–0.9%
ConAgra Foods, Inc.	4,100	110,126
General Mills, Inc.	2,425	141,668
Kellogg Co.	3,100	160,549
Kraft Foods, Inc.–Class A	11,500	405,375
Nestle SA	1,132	430,130
Sara Lee Corp.	10,500	182,700
WM Wrigley Jr Co.	2,750	152,103

		1,582,651

HOUSEHOLD PRODUCTS–1.1%
Colgate-Palmolive Co.	3,200	207,520
Kimberly-Clark Corp.	2,025	135,452
Procter & Gamble Co.	21,550	1,318,644
Reckitt Benckiser PLC	3,767	206,227

		1,867,843

PERSONAL PRODUCTS–0.1%
L'Oreal SA	1,461	172,691

TOBACCO–0.3%
Altria Group, Inc.	7,100	497,994
UST, Inc.	1,500	80,565

		578,559

		5,812,973

TELECOMMUNICATION SERVICES–2.2%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.3%
AT&T, Inc.	22,100	917,150
China Netcom Group Corp. Ltd.	59,000	162,870
Embarq Corp.	370	23,447
Nippon Telegraph & Telephone Corp.(b)	31	137,185
Telefonica SA	6,138	136,596
Telekomunikasi Indonesia Tbk PT	61,000	66,172
TeliaSonera AB(b)	14,173	103,975
Verizon Communications, Inc.	16,400	675,188

		2,222,583

WIRELESS TELECOMMUNICATION SERVICES–0.9%
America Movil SAB de CV Series L (ADR)	11,250	696,712
American Tower Corp.– Class A(a)	1,100	46,200

Company	Shares	U.S. $ Value

Sprint Nextel Corp.	16,200	$335,502
Vodafone Group PLC	152,455	510,848

		1,589,262

		3,811,845

UTILITIES–1.0%
ELECTRIC UTILITIES–0.5%
Allegheny Energy, Inc.(a)	1,800	93,132
American Electric Power Co., Inc.	5,300	238,712
E.ON AG	2,500	417,407
Entergy Corp.	900	96,615
Pinnacle West Capital Corp.	1,800	71,730

		917,596

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.2%
Constellation Energy Group, Inc.	2,200	191,774
International Power PLC	17,777	152,805

		344,579

MULTI-UTILITIES–0.3%
Ameren Corp.	4,100	200,941
RWE AG	1,960	207,917
Wisconsin Energy Corp.	2,350	103,941

		512,799

		1,774,974

CONSTRUCTION & HOUSING–0.1%
BUILDING MATERIALS–0.1%
CRH PLC	4,204	206,988

CAPITAL EQUIPMENT–0.0%
AEROSPACE & DEFENSE–0.0%
European Aeronautic Defence & Space Co., NV	630	20,446

Total Common Stocks (cost $93,662,971)		109,822,056

	Principal Amount (000)
MORTGAGE PASS-THRU'S–13.6%
FIXED RATE 30-YEAR–11.0%
Federal Gold Loan Mortgage Corp.
6.00%, TBA	$2,685	2,657,312
Series 2007 7.00%, 2/01/37	756	775,597
Federal National Mortgage Association
4.50%, TBA	1,220	1,109,056
6.00%, TBA	795	785,808
6.50%, TBA	3,150	3,179,531

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Series 2004
5.50%, 11/01/34	$487	$471,578
Series 2005
5.50%, 7/01/35	268	259,236
Series 2006
5.00%, 2/01/36	965	906,577
5.50%, 1/01/36-11/01/36	6,442	6,228,629
6.50%, 8/01/36-12/01/36	1,316	1,328,388
Series 2007
5.00%, 5/01/37	485	454,516
5.50%, 5/01/36	983	950,435

		19,106,663

AGENCY ARMS–1.1%
Federal Home Loan Mortgage Corp.
Series 2006
5.831%, 12/01/36(c)	1,229	1,228,772
Federal National Mortgage Association
Series 2005
4.182%, 9/01/35(c)	130	130,956
Series 2006
5.481%, 5/01/36(c)	66	65,856
5.802%, 3/01/36(c)	156	156,877
5.862%, 11/01/36(c)	119	120,229
5.927%, 6/01/36(c)	115	115,806
Series 2007
5.776%, 1/01/37(c)	169	169,231

		1,987,727

FIXED RATE 15-YEAR–0.8%
Federal National Mortgage Association
5.00%, TBA	160	154,600
Series 2005
5.00%, 4/01/19-10/01/20	708	685,599
Series 2006
5.00%, 3/01/20-12/01/21	475	459,218
Series 2007
5.00%, 2/01/22	158	152,549

		1,451,966

NON-AGENCY ARMS–0.7%
Banc of America Funding Corp.
Series 2007-C, Class 1A3
5.763%, 5/20/36(c)	251	247,987
Bear Stearns Alt-A Trust
Series 2006-1, Class 22A1
5.405%, 2/25/36(d)	215	213,384
Series 2006-3, Class 22A1
6.219%, 5/25/36(d)	68	68,201
Series 2007-1, Class 21A1
5.74%, 1/25/47(d)	71	70,907
Citigroup Mortgage Loan Trust, Inc.
Series 2005-2, Class 1A4
5.107%, 5/25/35(d)	137	134,708

Company	Principal Amount (000)	U.S. $ Value

Series 2006-AR1, Class 3A1
5.50%, 3/25/36(c)	$153	$153,484
Indymac Index Mortgage Loan Trust
Series 2006-AR7, Class 4A1
6.237%, 5/25/36(d)	91	91,462
Residential Funding Mortgage Securities, Inc.
Series 2005-SA3, Class 3A
5.235%, 8/25/35(d)	144	141,263

		1,121,396

Total Mortgage Pass-Thru’s (cost $23,954,128)		23,667,752

U.S. TREASURIES–5.8%
U.S. Treasury Bonds
4.50%, 2/15/36	2,490	2,254,618
8.75%, 5/15/17	2,885	3,696,406
U.S. Treasury Notes
4.875%, 5/31/08-5/31/11	4,100	4,094,871

Total U.S. Treasuries (cost $10,138,558)		10,045,895

COMMERCIAL MORTGAGE-BACKED SECURITIES–4.1%
NON-AGENCY FIXED RATE CMBS–4.1%
Banc of America Commercial Mortgage, Inc.
Series 2001-PB1, Class A2
5.787%, 5/11/35	169	169,420
Series 2004-4, Class A3
4.128%, 7/10/42	200	194,399
Series 2004-6, Class A2
4.161%, 12/10/42	140	135,783
Series 2005-6, Class A4
5.353%, 9/10/47(d)	315	302,808
Series 2006-5, Class A4
5.414%, 9/10/47	205	198,526
Citigroup Commercial Mortgage Trust
Series 2004-C1, Class A4
5.529%, 4/15/40(d)	110	108,146
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-CK2, Class A2
3.861%, 3/15/36	45	44,195
Series 2004-C1, Class A4
4.75%, 1/15/37	70	66,226
Credit Suisse Mortgage Capital Certificates
Series 2006-C3, Class A3
5.827%, 6/15/38(d)	190	190,347
Series 2006-C4, Class A3
5.467%, 9/15/39	235	228,103

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

GE Capital Commercial Mortgage Corp.
Series 2005-C3, Class A3FX
4.863%, 7/10/45	$360	$352,560
GS Mortgage Securities Corp. II
Series 2001-ROCK, Class C
6.878%, 5/03/18(e)	605	631,820
Series 2004-GG2, Class A6
5.396%, 8/10/38(d)	80	78,256
Series 2007-GG10, Class A2
5.778%, 8/10/45	490	491,666
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2004-C1, Class A2
4.302%, 1/15/38	60	57,208
Series 2005-LDP3, Class A2
4.851%, 8/15/42	100	97,719
Series 2005-LDP4, Class A2
4.79%, 10/15/42	210	204,952
Series 2005-LDP5, Class A2
5.198%, 12/15/44	60	59,104
Series 2006-CB14, Class A4
5.481%, 12/12/44	50	48,775
Series 2006-CB15, Class A4
5.814%, 6/12/43	110	109,270
Series 2006-CB16, Class A4
5.552%, 5/12/45	200	195,408
LB-UBS Commercial Mortgage Trust
Series 2003-C3, Class A4
4.166%, 5/15/32	150	138,646
Series 2004-C4, Class A4
5.132%, 6/15/29(d)	40	39,346
Series 2004-C8, Class A2
4.201%, 12/15/29	125	121,198
Series 2005-C1, Class A4
4.742%, 2/15/30	120	112,313
Series 2005-C7, Class A4
5.197%, 11/15/30	50	47,950
Series 2006-C3, Class A4
5.661%, 3/15/39(d)	285	281,370
Series 2006-C4, Class A4
5.899%, 6/15/38(d)	275	276,925
Series 2006-C6, Class A4
5.372%, 9/15/39	225	218,203
Merrill Lynch Mortgage Trust
Series 2005-CKI1, Class A6
5.417%, 11/12/37(d)	40	38,616
Series 2005-MKB2, Class A2
4.806%, 9/12/42	320	314,092
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-2, Class A4
6.105%, 6/12/46(d)	110	110,822
Series 2006-3, Class A4
5.414%, 7/12/46(d)	280	270,863
Series 2007-6, Class A4
5.485%, 3/12/51(d)	260	251,581

Company	Principal Amount (000)	U.S. $ Value

Morgan Stanley Capital I
Series 2004-HQ4, Class A5
4.59%, 4/14/40	$190	$182,320
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class A3
5.246%, 12/15/43	345	338,248
Series 2007-C32, Class A2
5.74%, 6/15/49(d)	400	401,180

		7,108,364

NON-AGENCY ADJUSTABLE RATE CMBS–0.0%
GS Mortgage Securities Corp. II
Series 2007-EOP, Class E
5.76%, 3/06/20(c)(e)	75	75,002

Total Commercial Mortgage-Backed Securities (cost $7,271,046)		7,183,366

CORPORATES– INVESTMENT GRADES–3.0%
INDUSTRIAL–1.8%
BASIC–0.1%
The Dow Chemical Co.
7.375%, 11/01/29	10	10,824
International Paper Co.
5.30%, 4/01/15	55	51,938
International Steel Group, Inc.
6.50%, 4/15/14	60	61,183
Lubrizol Corp.
4.625%, 10/01/09	20	19,608
Westvaco Corp.
8.20%, 1/15/30	15	15,870
Weyerhaeuser Co.
5.95%, 11/01/08	35	35,257

		194,680

CAPITAL GOODS–0.1%
Boeing Capital Corp.
4.75%, 8/25/08	35	34,760
Textron Financial Corp.
4.125%, 3/03/08	80	79,351
Tyco International Group, SA
6.00%, 11/15/13	85	87,281
Waste Management, Inc.
6.875%, 5/15/09	40	40,909

		242,301

COMMUNICATIONS– MEDIA–0.3%
British Sky Broadcasting PLC
8.20%, 7/15/09	20	20,975
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	55	69,803
Comcast Cable Communications LLC
6.875%, 6/15/09	50	51,194

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Comcast Cable Communications, Inc.
6.20%, 11/15/08	$40	$40,317
Comcast Corp.
5.30%, 1/15/14	40	38,557
5.50%, 3/15/11	50	49,749
Cox Enterprises, Inc.
4.375%, 5/01/08(e)	40	39,599
News America, Inc.
6.55%, 3/15/33	45	43,888
RR Donnelley & Sons Co.
4.95%, 4/01/14	25	22,839
Time Warner Entertainment Co.
8.375%, 3/15/23	130	149,232
WPP Finance Corp.
5.875%, 6/15/14	25	24,799

		550,952

COMMUNICATIONS– TELECOMMUNI- CATIONS–0.6%
AT&T Corp.
7.30%, 11/15/11	40	42,579
8.00%, 11/15/31	15	17,829
British Telecommunications PLC
8.625%, 12/15/10	100	109,277
Embarq Corp.
6.738%, 6/01/13	5	5,095
7.082%, 6/01/16	240	241,344
New Cingular Wireless Services, Inc.
7.875%, 3/01/11	95	102,142
8.75%, 3/01/31	50	62,331
Qwest Corp.
8.875%, 3/15/12	10	10,775
Sprint Capital Corp.
8.375%, 3/15/12	120	130,727
Telecom Italia Capital SA
4.00%, 1/15/10	120	115,359
6.00%, 9/30/34	65	58,560
Verizon Communications, Inc.
4.90%, 9/15/15	35	32,761
Verizon New Jersey, Inc.
Series A
5.875%, 1/17/12	45	45,167
Vodafone Group PLC
5.50%, 6/15/11	60	59,517

		1,033,463

CONSUMER CYCLICAL– AUTOMOTIVE–0.0%
DaimlerChrysler North America
4.875%, 6/15/10	25	24,524

CONSUMER CYCLICAL–OTHER–0.1%
Centex Corp.
5.45%, 8/15/12	34	32,441

Company	Principal Amount (000)	U.S. $ Value

Starwood Hotels & Resorts Worldwide, Inc.
7.375%, 11/15/15	$81	$80,146
7.875%, 5/01/12	84	87,473
Toll Brothers Finance Corp.
6.875%, 11/15/12	40	40,770

		240,830

CONSUMER NON-CYCLICAL–0.3%
Altria Group, Inc.
7.75%, 1/15/27	85	99,408
Cadbury Schweppes US Finance LLC
5.125%, 10/01/13(e)	135	129,691
ConAgra Foods, Inc.
7.875%, 9/15/10	19	20,268
Kraft Foods, Inc.
4.125%, 11/12/09	115	111,407
The Kroger Co.
7.80%, 8/15/07	45	45,113
Safeway, Inc.
4.125%, 11/01/08	18	17,721
4.80%, 7/16/07	20	19,989
6.50%, 3/01/11	15	15,382
Wyeth
5.50%, 2/01/14	40	39,423

		498,402

ENERGY–0.1%
Amerada Hess Corp.
7.875%, 10/01/29	55	61,995
Valero Energy Corp.
6.875%, 4/15/12	45	47,125

		109,120

TECHNOLOGY–0.2%
Electronic Data Systems Corp.
Series B
6.50%, 8/01/13	145	143,311
IBM Corp.
4.375%, 6/01/09	20	19,686
Motorola, Inc.
6.50%, 9/01/25	70	66,958
7.50%, 5/15/25	15	15,783
7.625%, 11/15/10	5	5,270

		251,008

		3,145,280

FINANCIAL INSTITUTIONS–0.8%
BANKING–0.2%
Bank of America Corp.
4.50%, 8/01/10	100	97,655
Citigroup, Inc.
4.625%, 8/03/10	75	73,414
5.50%, 6/09/09(c)	20	20,045
JPMorgan Chase & Co.
6.75%, 2/01/11	80	83,116

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Wells Fargo & Co.
4.20%, 1/15/10	$35	$34,114
Zions Bancorporation
5.50%, 11/16/15	35	33,639

		341,983

BROKERAGE–0.1%
Goldman Sachs Group, Inc.
4.75%, 7/15/13	35	33,128
Merrill Lynch & Co., Inc.
4.79%, 8/04/10	105	102,892

		136,020

FINANCE–0.4%
Countrywide Home Loans, Inc.
4.00%, 3/22/11	65	60,927
4.25%, 12/19/07	55	54,675
General Electric Capital Corp.
4.375%, 11/21/11	25	23,903
6.75%, 3/15/32	135	146,471
HSBC Finance Inc.
6.50%, 11/15/08	80	81,123
7.00%, 5/15/12	40	42,115
iStar Financial, Inc.
5.15%, 3/01/12	20	19,246
SLM Corp.
4.50%, 7/26/10	55	50,854
5.375%, 1/15/13	165	145,711

		625,025

INSURANCE–0.1%
Assurant, Inc.
5.625%, 2/15/14	35	34,253
Berkshire Hathaway Finance Corp.
4.20%, 12/15/10	50	48,212
Liberty Mutual Group, Inc.
5.75%, 3/15/14(e)	35	33,860
WellPoint, Inc.
3.50%, 9/01/07	65	64,789
3.75%, 12/14/07	16	15,875
4.25%, 12/15/09	80	77,493

		274,482

REITS–0.0%
Simon Property Group LP
6.375%, 11/15/07	30	30,084

		1,407,594

UTILITY–0.4%
ELECTRIC–0.4%
Carolina Power & Light Co.
6.50%, 7/15/12	65	67,388
Consumers Energy Co.
Series C
4.25%, 4/15/08	25	24,747
Exelon Corp.
6.75%, 5/01/11	25	25,779

Company	Principal Amount (000)	U.S. $ Value

FirstEnergy Corp.
Series B
6.45%, 11/15/11	$65	$66,652
Series C
7.375%, 11/15/31	85	92,017
MidAmerican Energy Holdings Co.
5.875%, 10/01/12	30	30,259
Nisource Finance Corp.
7.875%, 11/15/10	40	42,591
Pacific Gas & Electric Co.
4.80%, 3/01/14	65	61,431
Progress Energy, Inc.
7.10%, 3/01/11	19	19,909
Public Service Company of Colorado
7.875%, 10/01/12	30	32,915
SPI Electricity & Gas Australia Holdings Pty Ltd.
6.15%, 11/15/13(e)	238	240,657

		704,345

NATURAL GAS–0.0%
Duke Energy Field Services Corp.
7.875%, 8/16/10	15	15,930
Enterprise Products Operating L.P.
Series B
5.60%, 10/15/14	25	24,303

		40,233

		744,578

Total Corporates–Investment Grades (cost $5,403,705)		5,297,452

GOVERNMENT–RELATED –AGENCIES–2.9%
Japan Finance Corp. for Municipal Enterprises
1.55%, 2/21/12(b)	JPY 253,000	2,072,093
2.00%, 5/09/16(b)	60,000	492,096
Kreditanstalt fuer Wiederaufbau
1.75%, 3/23/10(b)	114,000	939,560
Series INTL
1.85%, 9/20/10(b)	183,000	1,513,052

Total Government-Related–Agencies (cost $5,211,578)		5,016,801

GOVERNMENT-RELATED–NON-U.S. ISSUERS–1.4%
SOVEREIGNS–1.4%
Russian Federation
7.5%, 3/31/30(b)(e)(f)	1,104	1,212,134

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

United Mexican States
5.625%, 1/15/17(b)	$928	$908,512
7.50%, 1/14/12(b)	285	305,377

Total Government-Related–Non-U.S. Issuers (cost $2,433,851)		2,426,023

ASSET-BACKED SECURITIES–1.4%
HOME EQUITY LOANS–FLOATING RATE–0.9%
Bear Stearns Asset Backed Securities, Inc.
Series 2005–SD1, Class 1A1
5.47%, 4/25/22(c)	8	8,256
Series 2007–HE3, Class M1
5.77%, 4/25/37(c)	100	100,406
Credit-Based Asset Servicing & Securities, Inc.
Series 2005–CB7, Class AF2
5.147%, 11/25/35(f)	170	168,966
Home Equity Asset Trust
Series 2007–3, Class M1
5.67%, 8/25/37(c)	275	275,352
HSI Asset Securitization Corp. Trust
Series 2006–OPT2, Class 2A1
5.40%, 1/25/36(c)	43	42,587
Indymac Residential Asset Backed Trust
Series 2006–D, Class 2A2
5.43%, 11/25/36(c)	295	294,631
IXIS Real Estate Capital Trust
Series 2006–HE3, Class A2
5.42%, 1/25/37(c)	195	194,909
Lehman XS Trust
Series 2007–4N, Class M1
5.77%, 3/25/47(c)	265	264,995
RAAC Series
Series 2006–SP3, Class A1
5.40%, 8/25/36(c)	54	54,230
Residential Asset Securities Corp.
Series 2003–KS3, Class A2
5.92%, 5/25/33(c)	3	2,851
Specialty Underwriting & Residential Finance
Series 2006–BC1, Class A2A
5.40%, 12/25/36(c)	29	28,538
Structured Asset Investment Loan Trust
Series 2006–1, Class A1
5.40%, 1/25/36(c)	63	63,215

		1,498,936

Company	Principal Amount (000)	U.S. $ Value

HOME EQUITY LOANS–FIXED RATE–0.3%
Countrywide Asset-Backed Certificates
Series 2007–S1, Class A3
5.81%, 11/25/36(d)	$275	$269,671
Credit-Based Asset Servicing & Securities, Inc.
Series 2003–CB1, Class AF
3.45%, 1/25/33(f)	35	33,956
Home Equity Mortgage Trust
Series 2005–4, Class A3
4.742%, 1/25/36(f)	80	79,535
Series 2006–1, Class A2
5.30%, 5/25/36(f)	30	29,302
Residential Funding Mortgage Securities II, Inc.
Series 2005–HI2, Class A3
4.46%, 5/25/35	126	124,861

		537,325

CREDIT CARDS–FIXED RATE–0.1%
MBNA Credit Card Master Note Trust
Series 2003–A6, Class A6
2.75%, 10/15/10	85	83,142
Providian Gateway Master Trust
Series 2004–DA, Class A
3.35%, 9/15/11(e)	120	119,531

		202,673

AUTOS–FIXED RATE–0.1%
Capital Auto Receivables Asset Trust
Series 2005–SN1A, Class A3A
4.10%, 6/15/08	95	94,808
Capital One Prime Auto Receivables Trust
Series 2005–1, Class A3
4.32%, 8/15/09	79	78,281

		173,089

Total Asset-Backed Securities (cost $2,408,406)		2,412,023

EMERGING MARKETS–NON-INVESTMENT GRADES–0.8%
NON CORPORATE SECTORS–0.8%
SOVEREIGN–0.8%
Republic of Brazil
8.25%, 1/20/34(b)	725	890,300
Republic of Panama
9.375%, 4/01/29(b)	200	265,000

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

Republic of Peru
7.35%, 7/21/25(b)		$215	$239,725

Total Emerging Markets–Non-Investment Grades (cost $1,342,000)			1,395,025

GOVERNMENT-RELATED–SUPRANATIONALS–0.5%
European Investment Bank
1.25%, 9/20/12(b) (cost $853,218)	JPY	106,600	852,649

MORTGAGE CMO’S–0.5%
NON-AGENCY FIXED RATE–0.3%
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A8, Class A1C1
5.25%, 8/25/36(d)		$119	116,357
Residential Accredit Loans, Inc.
Series 2007-QS1, Class 1A1
6.00%, 1/25/37		162	162,471
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR11, Class A4
5.519%, 8/25/36(d)		222	220,728

			499,556

NON-AGENCY ADJUSTABLE RATE–0.2%
Countrywide Alternative Loan Trust
Series 2005-62, Class 2A1
6.029%, 12/25/35(c)		68	67,799
Series 2006-OA14, Class 3A1
5.877%, 11/25/46(c)		199	198,428
Series 2007-OA3, Class M1
5.63%, 4/25/47(c)		75	74,490
Washington Mutual, Inc.
Series 2005-AR2, Class 2A22
5.54%, 1/25/45(c)		4	3,754

			344,471

Total Mortgage CMO’s (cost $845,987)			844,027

CORPORATES–NON-INVESTMENT GRADES–0.4%
INDUSTRIAL–0.3%
BASIC–0.1%
Ineos Group Holdings PLC
8.50%, 2/15/16(e)		75	73,313
Packaging Corp. of America
5.75%, 8/01/13		30	29,051

			102,364

Company	Principal Amount (000)	U.S. $ Value

COMMUNICATIONS– MEDIA–0.1%
Cablevision Systems Corp.
Series B
8.00%, 4/15/12	$45	$44,437
Clear Channel Communications, Inc.
5.50%, 9/15/14	85	72,638
DirecTV Holdings LLC
6.375%, 6/15/15	40	37,600

		154,675

COMMUNICATIONS– TELECOMMUNI- CATIONS–0.0%
Qwest Communications International, Inc.
7.50%, 2/15/14	25	25,312
Series B
7.50%, 2/15/14	15	15,188

		40,500

CONSUMER CYCLICAL–AUTOMOTIVE–0.1%
Ford Motor Credit Co.
7.375%, 10/28/09	160	158,825

CONSUMER CYCLICAL–OTHER–0.0%
MGM Mirage
8.375%, 2/01/11	40	40,900

TRANSPORTATION– SERVICES–0.0%
Hertz Corp.
8.875%, 1/01/14	35	36,487

		533,751

UTILITY–0.1%
ELECTRIC–0.0%
NRG Energy, Inc.
7.25%, 2/01/14	5	5,012
7.375%, 2/01/16	35	35,088

		40,100

NATURAL GAS–0.1%
Williams Cos, Inc.
7.875%, 9/01/21	40	43,000

		83,100

Total Corporates– Non-Investment Grades (cost $634,184)		616,851

GOVERNMENT- RELATED– SOVEREIGNS–0.3%
Government of Sweden
Series 1043
5.00%, 1/28/09(b) (cost $507,650)	SEK 3,610	533,963

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

GOVERNMENT-RELATED–U.S. AGENCIES–0.1%
AGENCY DEBENTURES–0.1%
Federal National Mortgage Association
Series 2005
3.875%, 2/15/10 (cost $196,388)	$200	$193,721

	Shares
NON-CONVERTIBLE– PREFERRED STOCKS–0.0%
INFORMATION TECHNOLOGY–0.0%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.0%
Samsung Electronics Co., Ltd. (cost $47,684)	100	46,733

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–6.7%
AGENCY DISCOUNT NOTES–4.6%
Federal Home Loan Mortgage Corp.
Zero Coupon, 7/09/07	$3,995	$3,991,037
Federal National Mortgage Association
Zero Coupon, 7/27/07	3,990	3,975,867

		7,966,904

TIME DEPOSIT–2.1%
The Bank of New York
4.25%, 7/02/07	3,702	3,702,000

Total Short-Term Investments (cost $11,668,907)		11,668,904

TOTAL INVESTMENTS–104.5%
(cost $166,580,261)		182,023,241
Other assets less liabilities–(4.5)%		(7,765,727)

NET ASSETS–100.0%		$174,257,514

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Index	5	September 2007	$299,816	$305,542	$5,726

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2007	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Mexican Nuevo Peso settling 7/10/07	11,881	$1,088,439	$1,099,305	$10,866

Sale Contracts:
Japanese Yen settling 7/06/07	274,634	2,239,424	2,231,430	7,994
Japanese Yen settling 7/06/07	457,876	3,777,859	3,720,295	57,564
Mexican Nuevo Peso settling 7/10/07	12,790	1,188,076	1,183,426	4,650
Swedish Krona settling 7/30/07	4,230	620,812	619,312	1,500

(a)	Non-income producing security.

(b)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $11,628,446.

(c)	Floating Rate Security. Stated interest rate was in effect at June 30, 2007.

(d)	Variable rate coupon, rate shown as of June 30, 2007.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the aggregate market value of these securities amounted to $2,555,607 or 1.5% of net assets.

(f)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2007.

Currency Abbreviations:

JPY—Japanese Yen

SEK—Swedish Krona

Glossary:

ADR—American Depositary Receipt

TBA— To Be Announced

See Notes to Financial Statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $166,580,261)	$182,023,241
Cash	4,130
Foreign cash, at value (cost $790,509)	797,445	(a)
Unrealized appreciation of forward currency exchange contracts	82,574
Receivable for investment securities sold and foreign currency contracts	3,430,228
Dividends and interest receivable	640,597
Receivable for capital stock sold	226,530
Receivable for variation margin on futures contracts	3,860

Total assets	187,208,605

LIABILITIES
Payable for investment securities purchased and foreign currency contracts	12,669,786
Payable for capital stock redeemed	121,632
Advisory fee payable	48,340
Distribution fee payable	34,113
Foreign capital gain tax payable	338
Transfer Agent fee payable	59
Accrued expenses	76,823

Total liabilities	12,951,091

NET ASSETS	$174,257,514

COMPOSITION OF NET ASSETS
Capital stock, at par	$13,573
Additional paid-in capital	155,649,731
Distributions in excess of net investment income	(40,934)
Accumulated net realized gain on investment and foreign currency transactions	3,075,850
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	15,559,294

	$174,257,514

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$10,653,315	825,696	$12.90
B	$163,604,199	12,747,417	$12.83

(a)	An amount equivalent to U.S. $22,231 has been segregated to collateralize margin requirements for the open futures contracts outstanding at June 30, 2007.

See Notes to Financial Statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest (net of foreign taxes withheld of $160)	$1,435,155
Dividends (net of foreign taxes withheld of $66,847)	1,037,094

Total investment income	2,472,249

EXPENSES
Advisory fee	421,772
Distribution fee—Class B	177,499
Transfer agency—Class A	92
Transfer agency—Class B	1,138
Custodian	143,955
Administrative	47,000
Audit	21,695
Printing	16,428
Legal	3,254
Directors’ fees	750
Miscellaneous	8,359

Total expenses	841,942
Less: expenses waived and reimbursed by the Adviser (see Note B)	(79,087)

Net expenses	762,855

Net investment income	1,709,394

REALIZED AND UNREALIZED GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	2,958,800
Futures	79,172
Foreign currency transactions	270,818
Net change in unrealized appreciation/depreciation of:
Investments	819,748	(a)
Futures	525
Foreign currency denominated assets and liabilities	40,583

Net gain on investment and foreign currency transactions	4,169,646

NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,879,040

(a)	Net of accrued foreign capital gain taxes of $766.

See Notes to Financial Statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,709,394	$1,909,660
Net realized gain on investment and foreign currency transactions	3,308,790	3,214,278
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	860,856	9,012,991

Net increase in net assets from operations	5,879,040	14,136,929
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(272,718)	(80,464)
Class B	(3,511,139)	(611,974)
Net realized gain on investment and foreign currency transactions
Class A	(188,141)	–0–
Class B	(2,585,906)	–0–
CAPITAL STOCK TRANSACTIONS
Net increase	38,832,954	48,588,078

Total increase	38,154,090	62,032,569
NET ASSETS
Beginning of period	136,103,424	74,070,855

End of period (including distributions in excess of net investment income and undistributed net investment income of ($40,934) and $2,033,529, respectively)	$174,257,514	$136,103,424

See Notes to Financial Statements.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on July 1, 2004. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .75% and 1.00% of the daily average net assets for Class A and Class B shares, respectively. Prior to February 12, 2007, the Portfolio’s total operating expenses on an annual basis were limited to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2007 the Adviser waived fees in the amount of $32,087.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser’s agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $47,000 for the six months ended June 30, 2007.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2007, amounted to $66,420, of which $175 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $391 for the six months ended June 30, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2007 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$56,512,728	$32,391,817
U.S. government securities	24,581,409	18,052,792

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$17,351,183
Gross unrealized depreciation	(1,908,203)

Net unrealized appreciation	$15,442,980

AllianceBernstein Variable Products Series Fund

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2007, the Portfolio had no transactions in written options.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

4. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended June 30, 2007, the Portfolio earned income of $11,314 from dollar rolls which is included in interest income in the accompanying statement of operations.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006		Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Class A
Shares issued in reinvestment of dividends and distributions	35,342	7,034		$460,859	$80,464
Shares redeemed	(72,677)	–0	–	(933,676)	–0	–

Net increase (decrease)	(37,335)	7,034		$(472,817)	$80,464

Class B
Shares sold	3,055,750	5,107,705		$40,149,666	$60,618,810
Shares issued in reinvestment of dividends and distributions	470,089	53,682		6,097,045	611,974
Shares redeemed	(537,780)	(1,074,226)		(6,940,940)	(12,723,170)

Net increase	2,988,059	4,087,161		$39,305,771	$48,507,614

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2007.

AllianceBernstein Variable Products Series Fund

NOTE: H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

	2006		2005
Distributions paid from:
Ordinary income	$692,438		$335,465
Net long-term capital gains	–0	–	3,149

Total distributions paid	$692,438		$338,614

NOTE I: Component of Accumulated Earnings (Deficit)

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,784,073
Undistributed long-term capital gains	2,706,543
Accumulated capital and other losses	(123,221	)(a)
Unrealized appreciation/(depreciation)	12,905,679	(b)

Total accumulated earnings/(deficit)	$19,273,074

(a)	Passive foreign investment company losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2006, the Portfolio deferred until January 1, 2007, post-October passive foreign investment company losses of $123,221. The Portfolio utilized $112,135 of capital loss carryforward for the fiscal year ended December 31, 2006.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies and the tax treatment of certain derivative instruments and tax straddles.

NOTE J: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee with respect to certain AllianceBernstein funds.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

In addition, the Independent Directors of the Fund (“the Independent Directors”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA

AllianceBernstein Variable Products Series Fund

Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiff’s time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31,			July 1, 2004(a) to December 31, 2004
			2006		2005
Net asset value, beginning of period	$12.87		$11.39		$10.69	$10.00

Income From Investment Operations
Net investment income (b)(c)	.16		.25		.18	.07
Net realized and unrealized gain on investment and foreign currency transactions	.41		1.32		.60	.62

Net increase in net asset value from operations	.57		1.57		.78	.69

Less: Dividends and Distributions
Dividends from net investment income	(.32)		(.09)		(.05)	–0	–
Distributions from net realized gain on investment and foreign currency transactions	(.22)		–0	–	(.03)	–0	–

Total dividends and distributions	(.54)		(.09)		(.08)	–0	–

Net asset value, end of period	$12.90		$12.87		$11.39	$10.69

Total Return
Total investment return based on net asset value (d)	4.34%		13.92%		7.30%	6.90%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,654		$11,111		$9,746	$9,089
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.76	%(e)	.99	%(f)	1.20%	1.20	%(e)
Expenses, before waivers and reimbursements	.86	%(e)	1.07	%(f)	1.54%	2.87	%(e)
Net investment income (c)	2.44	%(e)	2.08	%(f)	1.64%	1.36	%(e)
Portfolio turnover rate	34%		203%		139%	44%

See footnote summary on page 29.

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31,			July 1, 2004(a) to December 31, 2004
			2006		2005
Net asset value, beginning of period	$12.81		$11.34		$10.67	$10.00

Income From Investment Operations
Net investment income (b)(c)	.14		.22		.15	.06
Net realized and unrealized gain on investment and foreign currency transactions	.40		1.33		.60	.61

Net increase in net asset value from operations	.54		1.55		.75	.67

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.08)		(.05)	–0	–
Distributions from net realized gain on investment and foreign currency transactions	(.22)		–0	–	(.03)	–0	–

Total dividends and distributions	(.52)		(.08)		(.08)	–0	–

Net asset value, end of period	$12.83		$12.81		$11.34	$10.67

Total Return
Total investment return based on net asset value (d)	4.13%		13.75%		7.01%	6.70%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$163,604		$124,992		$64,325	$17,866
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.01	%(e)	1.23	%(f)	1.45%	1.45	%(e)
Expenses, before waivers and reimbursements	1.12	%(e)	1.31	%(f)	1.77%	3.34	%(e)
Net investment income (c)	2.21	%(e)	1.84	%(f)	1.31%	1.49	%(e)
Portfolio turnover rate	34%		203%		139%	44%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived and reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 06/30/06 ($MIL)	Portfolio
Balanced	55 bp on 1st $2.5 billion	$101.1	Balanced Wealth
	45 bp on next $2.5 billion		Strategy Portfolio
	40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. Indicated below is the reimbursement amount, which the Adviser received from the Portfolio in the Portfolio’s most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

Portfolio	Amount		As a % of Average Daily Net Assets
Balanced Wealth Strategy Portfolio	$75,250	[4]	0.15%

1	It should be noted that the information in the fee summary was completed on June 24, 2006 and presented to the Board of Directors on August 1, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

2	Future references to the Portfolio do not include “AllianceBernstein.”

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the New York State Attorney General.

4	The Adviser waived this expense reimbursement made by the Portfolio.

AllianceBernstein Variable Products Series Fund

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expenses to the amounts set forth below during the Portfolio’s first fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days of written notice. The gross expense ratios of the Portfolio during the most recently completed fiscal year are also listed below.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Balanced Wealth Strategy Portfolio	Class A 1.20%	1.54%	December 31
	Class B 1.45%	1.77%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there is no institutional product that has a substantially similar investment style as the Portfolio.

The Adviser also manages AllianceBernstein Balanced Wealth Strategy, a retail mutual fund, which has a similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Balanced Wealth Strategy:

Portfolio	AllianceBernstein Mutual Fund	Advisory Fees
Balanced Wealth Strategy Portfolio	Balanced Wealth Strategy	55 bp on 1st $2.5 billion
45 bp on next $2.5 billion
40 bp on the balance

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis

BALANCED WEALTH STRATEGY
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

included the Portfolio’s ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Portfolio.5

Portfolio	Effective Management Fee[6]	Lipper Group Median	Rank
Balanced Wealth Strategy Portfolio	0.550	0.650	5/13

Lipper also analyzed the total expense ratio of the Portfolio in comparison to its Lipper Expense Group7 and Lipper Expense Universe.8 Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

Portfolio	Expense Ratio (%)[9]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Balanced Wealth Strategy Portfolio	1.199	0.793	13/13	0.702	26/26

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser’s personnel to align the Adviser’s two profitability reporting systems. The alignment, which now has been completed, allows the Adviser’s management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2005 relative to 2004.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments,

5	The effective management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Strategy has the lowest effective fee rate in the Lipper peer group.

6	The effective management fee rate for the Portfolio would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. As previously mentioned, for the most recently completed fiscal year, the Adviser waived such payment. In addition, the effective management fee does not reflect any fee waivers or expense reimbursements for expense caps that effectively reduced the contractual fee rate.

7	Lipper uses the following criteria in screening funds to be included in the Portfolio’s expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

8	Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

9	Most recently completed fiscal year Class A share total expense ratio.

AllianceBernstein Variable Products Series Fund

front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Portfolio.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2005, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received the amount set forth below in Rule 12b-1 fees:

Portfolio	12b-1 Fees Received
Balanced Wealth Strategy Portfolio	$105,519

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.10

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection to Class B shares. During the fiscal year ended December 31, 2005, the Adviser determined that it made the following payment on behalf of the Portfolio to ABI:

Portfolio	Adviser Payment to ABI
Balanced Wealth Strategy Portfolio	$21,378

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, keeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year.

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co. LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were

10	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.

BALANCED WEALTH STRATEGY
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

being passed on to the shareholders. In the meantime, it is clear that to the extent a fund’s assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $625 billion as June 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, which was prepared by Lipper, shows the 1 year performance ranking of the Portfolio11 relative to its Lipper Performance Group12 and Lipper Performance Universe13 for the periods ended April 30, 2006:

Balanced Wealth Strategy Portfolio	Group	Universe
1 year	1/12	2/47

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)14 versus its benchmarks:15

	Periods Ending April 30, 2006 Annualized Performance
Portfolio	1 Year	Since Inception
Balanced Wealth Strategy Portfolio	14.97	12.23
S&P 500 Stock Index	11.72	12.22
Lehman Aggregate Bond Index	2.26	2.96
Lehman Aggregate Bond Index 60% S&P 500 Index / 40% Lehman Aggregate Bond Index	7.94	8.52

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 7, 2006

11	The performance rankings are for the Class A shares of the Portfolio.

12	The Lipper Performance Group is identical to the Lipper Expense Group.

13	For the Lipper Performance Universe, Lipper included the Portfolio and all of the funds of the same Lipper Classification/ Objective and load type, regardless of asset size.

14	The performance returns shown are for the Class A shares of the Portfolio.

15	The Adviser provided Strategy and benchmark performance return information for periods through April 30, 2006 in order to maintain consistency with Lipper’s performance rankings in the analysis.

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Global Research Growth Portfolio

June 30, 2007

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GLOBAL RESEARCH GROWTH PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Global Research Growth Portfolio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,066.77	$6.15	1.20%
Hypothetical (5% return before expenses)	$1,000	$1,018.84	$6.01	1.20%

Class B
Actual	$1,000	$1,065.37	$7.43	1.45%
Hypothetical (5% return before expenses)	$1,000	$1,017.60	$7.25	1.45%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GLOBAL RESEARCH GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Lehman Brothers Holdings, Inc.	$305,532	2.9%
JPMorgan Chase & Co.	304,218	2.9
Credit Suisse Group	296,601	2.8
American International Group, Inc.	231,099	2.2
UBS AG (Swiss Virt-X)	206,385	2.0
The Blackstone Group LP	204,890	2.0
Rio Tinto PLC	178,483	1.7
Total SA	148,697	1.4
General Electric Co.	141,636	1.3
Procter & Gamble Co.	138,901	1.3

	$2,156,442	20.5%

SECTOR DIVERSIFICATION

June 30, 2007 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$3,018,357	29.3%
Information Technology	1,300,372	12.6
Health Care	1,192,310	11.6
Industrials	1,139,381	11.1
Energy	1,062,776	10.3
Consumer Staples	890,919	8.7
Consumer Discretionary	873,228	8.5
Materials	612,750	5.9
Telecommunication Services	124,151	1.2
Utilities	83,602	0.8

Total Investments	$10,297,846	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

GLOBAL RESEARCH GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$5,322,795	51.7%
Switzerland	1,024,929	9.9
United Kingdom	851,612	8.3
France	430,864	4.2
Japan	341,782	3.3
Russia	225,386	2.2
Italy	203,913	2.0
Bermuda	181,201	1.8
Brazil	179,397	1.7
Australia	163,171	1.6
Spain	157,534	1.5
Canada	132,658	1.3
China	125,500	1.2
Other*	957,104	9.3

Total Investments	$10,297,846	100.0%

*	The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represents 1.2% or less in the following countries: Argentina, Cayman Islands, Finland, Germany, India, Indonesia, Israel, Mexico, Netherlands, Netherlands Antilles, South Africa, South Korea, Sweden, Taiwan and Turkey.

3

GLOBAL RESEARCH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.1%

FINANCIALS–28.7%
CAPITAL MARKETS–14.8%
3i Group PLC	3,434	$79,935
The Blackstone Group LP(a)	7,000	204,890
Credit Suisse Group	4,178	296,601
Franklin Resources, Inc.	620	82,131
Janus Capital Group, Inc.	4,300	119,712
Legg Mason, Inc.	800	78,704
Lehman Brothers Holdings, Inc.	4,100	305,532
Macquarie Bank Ltd.	1,241	89,135
Merrill Lynch & Co., Inc.	1,125	94,028
UBS AG (Swiss Virt-X)	3,451	206,385

		1,557,053

COMMERCIAL BANKS–4.7%
Banco Bilbao Vizcaya Argentaria SA	4,461	109,093
Banco Itau Holding Financeira SA	1,200	53,282
Standard Chartered(a)	3,464	112,987
Turkiye Is Bankasi—Class C	24,497	113,828
UniCredito Italiano SpA	11,753	104,973

		494,163

DIVERSIFIED FINANCIAL SERVICES–5.0%
Chicago Mercantile Exchange Holdings, Inc.—Class A	182	97,253
Citigroup, Inc.	1,380	70,780
JPMorgan Chase & Co.	6,279	304,218
NYSE Euronext	700	51,534

		523,785

INSURANCE–4.2%
American International Group, Inc.	3,300	231,099
Axis Capital Holdings Ltd.	800	32,520
QBE Insurance Group Ltd.	2,806	74,036
Swiss Reinsurance	1,159	105,701

		443,356

		3,018,357

INFORMATION TECHNOLOGY–12.4%
COMMUNICATIONS EQUIPMENT–2.7%
Cisco Systems, Inc.(a)	4,145	115,438
Juniper Networks, Inc.(a)	1,400	35,238
Nokia OYJ	3,045	85,520
Qualcomm, Inc.	1,100	47,729

		283,925

COMPUTERS & PERIPHERALS–3.2%
Apple, Inc.(a)	550	67,122
Hewlett-Packard Co.	1,700	75,854
InnoLux Display Corp.(a)	4,000	16,525
International Business Machines Corp.	800	84,200

Company	Shares	U.S. $ Value

Network Appliance, Inc.(a)	600	$17,520
Sun Microsystems, Inc.(a)	14,333	75,391

		336,612

ELECTRONIC EQUIPMENT & INSTRUMENTS–0.4%
AU Optronics Corp.	9,330	15,939
HON HAI Precision Industry Co. Ltd. (GDR)(b)	1,609	27,807

		43,746

INTERNET SOFTWARE & SERVICES–1.5%
Akamai Technologies, Inc.(a)	313	15,224
eBay, Inc.(a)	1,600	51,488
Google, Inc.—Class A(a)	172	90,022

		156,734

IT SERVICES–0.7%
Cognizant Technology Solutions Corp.—Class A(a)	570	42,801
Fiserv, Inc.(a)	300	17,040
Infosys Technologies Ltd. (ADR)	300	15,114

		74,955

OFFICE ELECTRONICS–0.5%
Canon, Inc.	850	49,847

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.6%
ASML Holding NV(a)	674	18,518
Broadcom Corp.—Class A(a)	750	21,937
KLA-Tencor Corp.	400	21,980
Novatek Microelectronics Corp. Ltd.	3,000	15,674
NVIDIA Corp.(a)	500	20,655
Samsung Electronics Co., Ltd.	22	13,450
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,635	18,198
Texas Instruments, Inc.	881	33,152

		163,564

SOFTWARE–1.8%
Adobe Systems, Inc.(a)	875	35,131
Citrix Systems, Inc.(a)	900	30,303
Microsoft Corp.	3,000	88,410
Oracle Corp.(a)	1,570	30,945
Shanda Interactive Entertainment Ltd. (ADR)(a)	200	6,200

		190,989

		1,300,372

HEALTH CARE–11.4%
BIOTECHNOLOGY–1.5%
Celgene Corp.(a)	500	28,665
Genentech, Inc.(a)	775	58,636
Gilead Sciences, Inc.(a)	1,700	65,909

		153,210

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE EQUIPMENT & SUPPLIES–1.5%
Alcon, Inc.	485	$65,431
Becton Dickinson & Co.	550	40,975
Nobel Biocare Holding AG(a)	150	48,965

		155,371

HEALTH CARE PROVIDERS & SERVICES–2.8%
Aetna, Inc.	1,100	54,340
Laboratory Corp. of America Holdings(a)	613	47,973
Medco Health Solutions, Inc.(a)	530	41,335
UnitedHealth Group, Inc.	800	40,912
WellPoint, Inc.(a)	1,400	111,762

		296,322

PHARMACEUTICALS–5.6%
Abbott Laboratories	800	42,840
Allergan, Inc.	500	28,820
Eli Lilly & Co.	770	43,028
Merck & Co., Inc.	2,100	104,580
Novartis AG	902	50,639
Roche Holding AG	482	85,404
Schering-Plough Corp.	2,100	63,924
Shionogi & Co. Ltd.	1,000	16,300
Takeda Pharmaceutical Co. Ltd.	400	25,841
Teva Pharmaceutical Industries, Ltd. (ADR)	1,700	70,125
Wyeth	975	55,906

		587,407

		1,192,310

INDUSTRIALS–10.9%
AEROSPACE & DEFENSE–2.5%
BAE Systems PLC	8,819	71,165
Boeing Co.	980	94,237
United Technologies Corp.	1,300	92,209

		257,611

AIRLINES–0.5%
Continental Airlines, Inc.—Class B(a)	850	28,790
easyJet PLC(a)	2,124	22,245

		51,035

BUILDING PRODUCTS–1.3%
American Standard Cos, Inc.	1,000	58,980
Asahi Glass Co. Ltd.	2,000	26,967
Cie de Saint-Gobain	455	50,970

		136,917

CONSTRUCTION & ENGINEERING–0.6%
Vinci SA(a)	787	58,739

ELECTRICAL EQUIPMENT–1.2%
ABB Ltd.	2,281	51,432
Emerson Electric Co.	1,700	79,560

		130,992

Company	Shares	U.S. $ Value

INDUSTRIAL CONGLOMERATES–1.9%
General Electric Co.	3,700	$141,636
Siemens AG	402	57,567

		199,203

MACHINERY–1.7%
Atlas Copco AB(a)	4,514	75,186
Danaher Corp.	950	71,725
Deere & Co.	300	36,222

		183,133

TRADING COMPANIES & DISTRIBUTORS–1.2%
Mitsubishi Corp.	1,600	41,923
Mitsui & Co. Ltd.	4,000	79,828

		121,751

		1,139,381

ENERGY–10.1%
ENERGY EQUIPMENT & SERVICES–3.2%
Baker Hughes, Inc.	1,375	115,679
Nabors Industries Ltd.(a)	1,100	36,718
Schlumberger, Ltd.	1,255	106,599
Tenaris SA (ADR)	1,500	73,440

		332,436

OIL, GAS & CONSUMABLE FUELS–6.9%
Addax Petroleum Corp.	1,436	53,706
China Shenhua Energy Co. Ltd.—Class H	33,000	115,149
Gazprom OAO (ADR)	3,053	127,921
LUKOIL (ADR)	996	76,393
Noble Energy, Inc.	2,076	129,522
Petro-Canada	1,482	78,952
Total SA	1,834	148,697

		730,340

		1,062,776

CONSUMER STAPLES–8.5%
BEVERAGES–0.4%
PepsiCo, Inc.	600	38,910

FOOD & STAPLES RETAILING–0.7%
Safeway, Inc.	700	23,821
Wal-Mart de Mexico SAB de CV Series V	13,492	51,203

		75,024

FOOD PRODUCTS–3.8%
Archer-Daniels-Midland Co.	1,700	56,253
Bunge Ltd.	1,325	111,962
China Mengniu Dairy Co. Ltd.	3,000	10,351
Nestle SA	301	114,372
WM Wrigley Jr Co.	1,825	100,941

		393,879

5

GLOBAL RESEARCH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HOUSEHOLD PRODUCTS–1.3%
Procter & Gamble Co.	2,270	$138,901

PERSONAL PRODUCTS–0.3%
L’Oreal SA	254	30,023

TOBACCO–2.0%
Altria Group, Inc.	1,750	122,745
British American Tobacco PLC(a)	2,681	91,437

		214,182

		890,919

CONSUMER DISCRETIONARY–8.3%
AUTO COMPONENTS–0.4%
Denso Corp.	1,200	46,933

AUTOMOBILES–1.2%
Fiat SpA	3,331	98,941
Suzuki Motor Corp.(a)	900	25,558

		124,499

DIVERSIFIED CONSUMER SERVICES–0.4%
Apollo Group, Inc.—Class A(a)	800	46,744

HOTELS RESTAURANTS & LEISURE–2.3%
Accor SA	649	57,372
Ctrip.com International Ltd. (ADR)	200	15,726
Hilton Hotels Corp.	2,500	83,675
Punch Taverns PLC	3,339	81,917

		238,690

HOUSEHOLD DURABLES–0.5%
Daiwa House Industry Co. Ltd.	2,000	28,586
Pulte Homes, Inc.	900	20,205

		48,791

LEISURE EQUIPMENT & PRODUCTS–0.1%
Largan Precision Co., Ltd.	1,000	14,010

MEDIA–2.4%
Comcast Corp.—Class A(a)	2,950	82,954
Societe Television Francaise 1	2,461	85,062
Time Warner, Inc.	3,900	82,056

		250,072

MULTILINE RETAIL–0.5%
Kohl’s Corp.(a)	775	55,048

SPECIALTY RETAIL–0.5%
Inditex SA	823	48,441

		873,228

Company	Shares	U.S. $ Value

MATERIALS–5.8%
CHEMICALS–1.1%
Air Products & Chemicals, Inc.	1,525	$122,564

METALS & MINING–4.7%
Cia Vale do Rio Doce (ADR)	1,900	84,645
Cia Vale do Rio Doce (Sponsored) (ADR)	1,100	41,470
Rio Tinto PLC(a)	2,333	178,483
Sterlite Industries India Ltd. (ADR)(a)	3,800	55,746
Xstrata PLC	2,181	129,842

		490,186

		612,750

TELECOMMUNICATION SERVICES–1.2%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.2%
Telekomunikasi Indonesia Tbk PT (ADR)	300	12,930
Verizon Communications, Inc.	300	12,351

		25,281

WIRELESS TELECOMMUNICATION SERVICES–1.0%
America Movil SAB de CV Series L (ADR)	1,150	71,219
MTN Group Ltd.	484	6,579
Vimpel-Communications (ADR)	200	21,072

		98,870

		124,151

UTILITIES–0.8%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.8%
International Power PLC	9,726	83,602

TOTAL INVESTMENTS–98.1% (cost $8,523,758)		10,297,846
Other assets less liabilities–1.9%		200,178

NET ASSETS–100.0%		$10,498,024

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the market value of this security amounted to $27,807 or 0.3% of net assets.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

See Notes to Financial Statements.

6

GLOBAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $8,523,758)	$10,297,846
Cash	67,736
Foreign cash, at value (cost $127,788)	128,648
Receivable for investment securities sold and foreign currency contracts	75,548
Receivable for capital stock sold	19,779
Dividends receivable	19,620
Receivable due from Adviser	11,470

Total assets	10,620,647

LIABILITIES
Payable for investment securities purchased and foreign currency contracts	57,398
Custodian fee payable	40,922
Distribution fee payable	2,200
Transfer Agent fee payable	59
Payable for capital stock redeemed	31
Accrued expenses	22,013

Total liabilities	122,623

NET ASSETS	$10,498,024

COMPOSITION OF NET ASSETS
Capital stock, at par	$750
Additional paid-in capital	8,054,454
Undistributed net investment income	21,495
Accumulated net realized gain on investment and foreign currency transactions	646,255
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	1,775,070

$10,498,024

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$148,599	10,585	$14.04
B	$10,349,425	739,619	$13.99

See Notes to Financial Statements.

7

GLOBAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $7,800)	$97,980
Interest	5,457

Total investment income	103,437

EXPENSES
Advisory fee	41,215
Distribution fee—Class B	13,558
Transfer agency—Class A	19
Transfer agency—Class B	1,438
Custodian	98,277
Administrative	47,000
Audit	19,111
Printing	4,238
Legal	2,233
Directors’ fees	740
Miscellaneous	1,995

Total expenses	229,824
Less: expenses waived and reimbursed by the Adviser (see Note B)	(150,316)

Net expenses	79,508

Net investment income	23,929

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	659,056
Foreign currency transactions	5,833
Net change in unrealized appreciation/depreciation of:
Investments	(161,741)
Foreign currency denominated assets and liabilities	(3,068)

Net gain on investment and foreign currency transactions	500,080

NET INCREASE IN NET ASSETS FROM OPERATIONS	$524,009

See Notes to Financial Statements.

8

GLOBAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$23,929	$14,313
Net realized gain on investment and foreign currency transactions	664,889	359,268
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(164,809)	977,503

Net increase in net assets from operations	524,009	1,351,084
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(549)	–0–
Class B	(14,840)	–0–
Net realized gain on investment and foreign currency transactions
Class A	(5,328)	(2,040)
Class B	(370,285)	(149,106)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(2,278,892)	4,259,482

Total increase (decrease)	(2,145,885)	5,459,420
NET ASSETS
Beginning of period	12,643,909	7,184,489

End of period (including undistributed net investment income of $21,495 and $12,955, respectively)	$10,498,024	$12,643,909

See Notes to Financial Statements.

9

GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Global Research Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on May 2, 2005. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

10

AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2007, the Adviser waived fees in the amount of $103,316.

11

GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser’s agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $47,000 for the six months ended June 30, 2007.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2007, amounted to $12,727, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $391 for the six months ended June 30, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to ..50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$5,914,288		$8,060,483
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$1,863,518
Gross unrealized depreciation	(89,430)

Net unrealized appreciation	$1,774,088

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

12

AllianceBernstein Variable Products Series Fund

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2007, the Portfolio had no transactions in written options.

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GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Class A
Shares sold	–0–	–0–	$–0–	$38
Shares issued in reinvestment of dividends and distributions	416	169	5,877	2,040

Net increase	416	169	$5,877	$2,078

Class B
Shares sold	182,951	361,383	$2,577,184	$4,621,694
Shares issued in reinvestment of dividends and distributions	27,353	12,384	385,125	149,106
Shares redeemed	(387,436)	(41,356)	(5,247,078)	(513,396)

Net increase (decrease)	(177,132)	332,411	$(2,284,769)	$4,257,404

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2007.

NOTE H: Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending December 31, 2007 will be determined at the end of the current fiscal year. As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$197,231
Undistributed long-term capital gains	186,829
Accumulated capital and other losses	(1,338	)(a)
Unrealized appreciation/(depreciation)	1,927,091	(b)

Total accumulated earnings/(deficit)	$2,309,813

(a)	Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2006, the Portfolio deferred until January 1, 2007, post-October capital losses of $1,338.

(b)	The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

14

AllianceBernstein Variable Products Series Fund

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.
On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee with respect to certain AllianceBernstein funds.

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

In addition, the Independent Directors of the Fund (“the Independent Directors”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

15

GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

16

AllianceBernstein Variable Products Series Fund

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

17

GLOBAL RESEARCH GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31, 2006		May 2, 2005(a) to December 31, 2005
Net asset value, beginning of period	$13.70		$12.11		$10.00

Income From Investment Operations
Net investment income (b)(c)	.06		.05		.01
Net realized and unrealized gain on investment and foreign currency transactions	.85		1.74		2.10

Net increase in net asset value from operations	.91		1.79		2.11

Less: Dividends and Distributions
Dividends from net investment income	(.05)		–0	–	–0	–
Distributions from net realized gain on investment and foreign currency transactions	(.52)		(.20)		–0	–

Total dividends and distributions	(.57)		(.20)		–0	–

Net asset value, end of period	$14.04		$13.70		$12.11

Total Return
Total investment return based on net asset value (d)	6.68%		15.04%		21.10%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$149		$139		$121
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.20	%(e)	1.20	%(f)	1.20	%(e)
Expenses, before waivers and reimbursements	4.00	%(e)	4.61	%(f)	7.47	%(e)
Net investment income (c)	.81	%(e)	.41	%(f)	.13	%(e)
Portfolio turnover rate	55%		64%		43%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31, 2006		May 2, 2005(a) to December 31, 2005
Net asset value, beginning of period	$13.64		$12.09		$10.00

Income From Investment Operations
Net investment income (loss) (b)(c)	.03		.02		(.01)
Net realized and unrealized gain on investment and foreign currency transactions	.86		1.73		2.10

Net increase in net asset value from operations	.89		1.75		2.09

Less: Dividends and Distributions
Dividends from net investment income	(.02)		–0	–	–0	–
Distributions from net realized gain on investment and foreign currency transactions	(.52)		(.20)		–0	–

Total dividends and distributions	(.54)		(.20)		–0	–

Net asset value, end of period	$13.99		$13.64		$12.09

Total Return
Total investment return based on net asset value (d)	6.54%		14.73%		20.90%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,349		$12,505		$7,063
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.45	%(e)	1.45	%(f)	1.45	%(e)
Expenses, before waivers and reimbursements	4.18	%(e)	4.78	%(f)	7.73	%(e)
Net investment income (loss) (c)	.43	%(e)	.14	%(f)	(.14	)%(e)
Portfolio turnover rate	55%		64%		43%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived and reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

19

GLOBAL RESEARCH GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Global Research Growth Portfolio (the “Portfolio”) at a meeting held on May 1-3, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Portfolio were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the Adviser had waived reimbursement payments from the Portfolio in the Portfolio’s last fiscal year. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative

20

AllianceBernstein Variable Products Series Fund

information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2005 and 2006.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Morgan Stanley Capital International World Index (Net) (the “Index”), in each case for periods ended December 31, 2006 over the 1-year period and the since inception period (May 2005 inception). The directors noted that in the Performance Group comparison the Portfolio was in the 5th quintile in the 1-year period and 3rd quintile in the since inception period, and in the Performance Universe comparison the Portfolio was in the 5th quintile in the 1-year period and 4th quintile in the since inception period. The comparative information showed that the Portfolio outperformed the Index in the since inception period and underperformed the Index in the 1-year period. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio but that the initial fee rate in the institutional fee schedule was higher than that for the Portfolio, so that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be higher than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser is currently waiving its right to be reimbursed by the Portfolio for administrative expenses and that total compensation to the Adviser pursuant to the Portfolio’s Advisory Agreement would be at a higher rate than under the institutional fee schedule but for such waiver. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are

21

GLOBAL RESEARCH GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an expense limitation undertaking by the Adviser. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s at approximate current size contractual advisory effective fee rate of 75 basis points was lower than the Expense Group median. The directors noted that in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 90 basis points had been waived by the Adviser. The directors also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser, was higher than the Expense Group and Expense Universe medians. The directors also noted the Fund’s relatively modest size (less than $15 million at February 28, 2007) and that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio’s expense ratio was acceptable in the Portfolio’s particular circumstances.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio’s net assets.

22

GLOBAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Global Research Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE CAPS & REIMBURSEMENTS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Portfolio
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$13.6	Global Research Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was due to receive $86,750 (0.90% of the Portfolio’s average daily net assets) for such services but waived the amount in its entirety.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Global Research Growth Portfolio	Class A 1.20%	4.61%	December 31
	Class B 1.45%	4.78%

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

23

GLOBAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are usually reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2007 net assets:

Fund	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee[5]
Global Research Growth Portfolio	$13.6	Global Research Growth Schedule 80 bp on 1st $25 m 60 bp on next $25 m 50 bp on next $50 m 40 bp on the balance Minimum account size $50 m	0.800%	0.750%

The Adviser also manages AllianceBernstein Global Research Fund Growth, Inc. a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Global Research Growth Fund, Inc.:6

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Global Research Growth Portfolio	Global Research Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	Fund advisory fee based on February 28, 2007 net assets. It should be noted that the advisory fee shown for the Fund excludes any expense reimbursements related to expense caps.

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

24

AllianceBernstein Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Global Growth Trends Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Fund	Fee
Global Growth Trends Portfolio
Class A7 Class I (Institutional)	1.70 0.90	% %

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ACITM Mutual Fund	Fee[8]
Global Research Growth Portfolio	Alliance Global Research Growth[9]	0.30%[10]
	Alliance Global Growth Opportunities H, I, P11	1.00%
	Alliance Global Growth Opportunities P2[9]	0.80%
	Alliance Global Growth Opportunities P3[9]	0.85%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the Portfolio.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

7	Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services.

8	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 6, 2007 by Reuters was ¥116.62 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $8.6 million.

9	This ACITM fund is privately placed or institutional.

10	The fund is offered to three institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter. The third client is charged 0.40% for the first ¥6 billion and 0.20% thereafter.

11	Classes H and P of the ACITM fund are privately placed or institutional.

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

25

GLOBAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio	Contractual Management Fee[14]	Lipper Group Median	Rank
Global Research Growth Portfolio	0.750	0.900	3/9

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU15 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[16]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Global Research Growth Portfolio	1.200	0.990	8/9	0.990	15/17

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability for the Portfolio was considered not meaningful in percentage terms since revenues in 2006 were negative.

Although the Adviser did not earn a profit for managing the Portfolio’s investments in 2006, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $23,795 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payment in the amount of $200,000 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense caps that would effectively reduce the actual management fee.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	Most recently completed fiscal year end Class A total expense ratio.

26

AllianceBernstein Variable Products Series Fund

distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.17

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year and since inception performance rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended December 31, 2006.20

Global Research Growth Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	15.04	17.66	17.98	8/9	19/21
Since Inception	20.94	20.69	21.60	4/9	13/21

17	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2006.

18	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the 1 year performance return of the Portfolio were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the 1 year performance return of the Portfolio, as reported by the Adviser, are provided instead of Lipper. Lipper calculated the Portfolio’s since inception performance from the nearest month-end of the Portfolio’s true inception date.

19	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

27

GLOBAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmark.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

			Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
			Volatility (%)	Sharpe (%)
Global Research Growth Portfolio	15.04	22.02	9.87	0.95	1
MSCI World Index (Net)	20.07	20.03	6.98	1.90	1
MSCI World Growth (Net)	15.15	17.03	7.77	1.19	1
Inception Date: May 2, 2005

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

28

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Global Technology Portfolio

June 30, 2007

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GLOBAL TECHNOLOGY PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Global Technology Portfolio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,088.21	$4.71	0.91%
Hypothetical (5% return before expenses)	$1,000	$1,020.28	$4.56	0.91%
Class B
Actual	$1,000	$1,086.78	$6.00	1.16%
Hypothetical (5% return before expenses)	$1,000	$1,019.04	$5.81	1.16%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GLOBAL TECHNOLOGY PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $VALUE	PERCENT OF NET ASSETS
Cisco Systems, Inc.	$21,547,545	7.7%
Microsoft Corp.	15,115,163	5.4
Nokia OYJ	13,807,007	5.0
Hewlett-Packard Co.	13,122,742	4.7
International Business Machines Corp.	13,029,950	4.7
Google, Inc.-Class A	12,299,430	4.4
America Movil SAB de CV Series L (ADR)	11,779,086	4.3
Sun Microsystems, Inc.	11,771,880	4.2
Apple, Inc.	10,898,172	3.9
Canon, Inc.	8,787,658	3.2

	$132,158,633	47.5%

SECTOR DIVERSIFICATION

June 30, 2007 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$237,537,034	87.5%
Telecommunication Services	23,116,173	8.5
Consumer Discretionary	9,317,424	3.5
Short-Term Investments	1,415,000	0.5

Total Investments	$271,385,631	100.0%

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2

COUNTRY BREAKDOWN
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$198,644,248	73.2%
Taiwan	14,346,231	5.3
Finland	13,807,007	5.1
Mexico	11,779,086	4.3
Japan	8,787,658	3.2
India	6,807,900	2.5
China	4,038,278	1.5
Canada	3,379,831	1.3
Russia	2,096,664	0.8
South Korea	2,018,584	0.7
Netherlands	1,532,877	0.6
Indonesia	1,384,355	0.5
South Africa	1,347,912	0.5
Short-Term Investments	1,415,000	0.5

Total Investments	$271,385,631	100.0%

3

GLOBAL TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–91.7%
INFORMATION TECHNOLOGY–81.6%
COMMUNICATIONS EQUIPMENT–20.5%
Ciena Corp.(a)	46,900	$1,694,497
Cisco Systems, Inc.(a)	773,700	21,547,545
Foundry Networks, Inc.(a)	203,400	3,388,644
Juniper Networks, Inc.(a)	219,600	5,527,332
Nokia OYJ	491,610	13,807,007
Qualcomm, Inc.	179,900	7,805,861
Research In Motion Ltd.(a)	16,900	3,379,831

		57,150,717

COMPUTERS & PERIPHERALS–15.1%
Apple, Inc.(a)	89,300	10,898,172
Data Domain, Inc.(a)	29,600	680,800
Hewlett-Packard Co.	294,100	13,122,742
InnoLux Display Corp.(a)	703,000	2,904,238
Network Appliance, Inc.(a)	86,598	2,528,661
Sun Microsystems, Inc.(a)	2,238,000	11,771,880

		41,906,493

ELECTRONIC EQUIPMENT & INSTRUMENTS–0.4%
Itron, Inc.(a)	14,500	1,130,130

INTERNET–5.4%
eBay, Inc.(a)	65,400	2,104,572
Google, Inc.–Class A(a)	23,500	12,299,430
Shanda Interactive Entertainment Ltd. (ADR)(a)	21,000	651,000

		15,055,002

INTERNET INFRASTRUCTURE–2.1%
Akamai Technologies, Inc.(a)	43,900	2,135,296
Equinix, Inc.(a)	25,400	2,323,338
Switch & Data Facilities Co., Inc.(a)	72,800	1,397,032

		5,855,666

IT SERVICES–9.5%
Accenture Ltd.–Class A	52,100	2,234,569
Alliance Data Systems Corp.(a)	35,700	2,758,896
Cognizant Technology Solutions Corp.–Class A(a)	52,800	3,964,752
Fiserv, Inc.(a)	43,425	2,466,540
Infosys Technologies Ltd. (ADR)	41,080	2,069,610
International Business Machines Corp.	123,800	13,029,950

		26,524,317

OFFICE ELECTRONICS–3.2%
Canon, Inc.	149,850	8,787,658

OTHER–0.1%
Enernoc, Inc.(a)	4,200	160,146

Company	Shares	U.S. $ Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–11.9%
ASML Holding NV(a)	55,791	$1,532,877
Broadcom Corp.–Class A(a)	91,050	2,663,213
Intel Corp.	353,600	8,401,536
Intersil Corp.–Class A	55,500	1,746,030
KLA-Tencor Corp.	48,900	2,687,055
Maxim Integrated Products, Inc.	64,200	2,144,922
Nvidia Corp.(a)	52,700	2,177,037
ON Semiconductor Corp.(a)	315,900	3,386,448
Samsung Electronics Co., Ltd. (GDR)(b)	6,590	2,018,584
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	257,852	2,869,893
Texas Instruments, Inc.	93,600	3,522,168

		33,149,763

SOFTWARE–13.4%
Adobe Systems, Inc.(a)	145,200	5,829,780
Citrix Systems, Inc.(a)	136,400	4,592,588
McAfee, Inc.(a)	58,000	2,041,600
Microsoft Corp.	512,900	15,115,163
Opsware, Inc.(a)	137,900	1,311,429
Oracle Corp.(a)	287,500	5,666,625
Salesforce.com, Inc.(a)	67,500	2,893,050

		37,450,235

		227,170,127

TELECOMMUNICATION SERVICES–6.8%
COMMUNICATION SERVICES–0.6%
American Tower Corp.– Class A(a)	38,900	1,633,800

DIVERSIFIED TELECOMMUNICATION SERVICES–0.7%
Verizon Communications, Inc.	46,900	1,930,873

WIRELESS TELECOMMUNICATION SERVICES–5.5%
America Movil SAB de CV Series L (ADR)	190,200	11,779,086
MTN Group Ltd.	99,163	1,347,912
Vimpel-Communications (ADR)	19,900	2,096,664

		15,223,662

		18,788,335

CONSUMER DISCRETIONARY–3.3%
INTERNET–0.6%
Ctrip.com International Ltd. (ADR)	20,600	1,619,778

MEDIA–2.7%
Comcast Corp.–Class A(a)	89,750	2,523,770
Focus Media Holding Ltd. (ADR)(a)	35,000	1,767,500

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Time Warner, Inc.	161,900	$3,406,376

		7,697,646

		9,317,424

Total Common Stocks (cost $212,296,541)		255,275,886

WARRANTS–5.3%
INFORMATION TECHNOLOGY–3.7%
CONTRACT MANUFACTURING–1.4%
HON HAI Precision Industry Co., Ltd., Citigroup Global Markets, expiring 1/17/12(a)(b)	439,251	3,799,961

ELECTRONIC COMPONENTS–1.1%
AU Optronics Corp. (CSFB), expiring 3/05/09(a)	862,658	1,467,381
Largan Precision Co. Ltd., Citigroup Global Markets, expiring 1/20/10(a)	124,645	1,746,277

		3,213,658

IT SERVICES–0.6%
Tata Consultancy Services Ltd., expiring 8/20/07(a)(b)	63,596	1,794,806

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.6%
Novatek Microelectronics Corp., Ltd., expiring 11/02/16(a)(b)	297,477	1,558,482

		10,366,907

Company	Shares	U.S. $ Value

TELECOMMUNICATION SERVICES–1.6%
WIRELESS TELECOMMUNICATION SERVICES–1.6%
Bharti Airtel Ltd., Merrill Lynch, expiring 3/17/11(a)(b)	141,242	$2,943,483
Telekomunikasi Indonesia Tbk PT, expiring 3/23/17(a)(b)	1,295,000	1,384,355

		4,327,838

Total Warrants (cost $11,971,987)		14,694,745

	Principal Amount (000)

SHORT-TERM INVESTMENTS–0.5%
TIME DEPOSIT–0.5%
The Bank of New York 4.25%, 7/02/07 (cost $1,415,000)	$1,415	1,415,000

TOTAL INVESTMENTS–97.5% (cost $225,683,528)		271,385,631
Other assets less liabilities–2.5%		6,941,043

NET ASSETS–100.0%		$278,326,674

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the aggregate market value of these securities amounted to $13,499,671 or 4.9% of net assets.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

See Notes to Financial Statements.

5

GLOBAL TECHNOLOGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $225,683,528)	$271,385,631
Foreign cash, at value (cost $7,995,608)	8,004,660
Receivable for investment securities sold	6,035,537
Dividends and interest receivable	208,203
Receivable for capital stock sold	55,231

Total assets	285,689,262

LIABILITIES
Due to custodian	14,642
Payable for investment securities purchased	6,653,786
Payable for capital stock redeemed	383,482
Advisory fee payable	176,098
Distribution fee payable	41,061
Administrative fee payable	19,223
Transfer Agent fee payable	59
Accrued expenses	74,237

Total liabilities	7,362,588

NET ASSETS	$278,326,674

COMPOSITION OF NET ASSETS
Capital stock, at par	$15,034
Additional paid-in capital	470,237,239
Accumulated net investment loss	(441,978)
Accumulated net realized loss on investment and foreign currency transactions	(237,194,859)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	45,711,238

$278,326,674

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$83,208,484	4,437,020	$18.75
B	$195,118,190	10,597,469	$18.41

See Notes to Financial Statements.

6

GLOBAL TECHNOLOGY PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $86,061)	$996,599
Interest	22,535

Total investment income	1,019,134

EXPENSES
Advisory fee	1,008,807
Distribution fee—Class B	231,197
Transfer agency—Class A	1,017
Transfer agency—Class B	2,256
Custodian	98,249
Administrative	47,000
Printing	34,142
Audit	19,110
Legal	8,575
Directors’ fees	764
Miscellaneous	5,384

Total expenses	1,456,501

Net investment loss	(437,367)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	23,548,674
Foreign currency transactions	(129,005)
Net change in unrealized appreciation/depreciation of:
Investments	(358,954)
Foreign currency denominated assets and liabilities	(38,335)

Net gain on investment and foreign currency transactions	23,022,380

NET INCREASE IN NET ASSETS FROM OPERATIONS	$22,585,013

See Notes to Financial Statements.

7

GLOBAL TECHNOLOGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(437,367)	$(1,156,691)
Net realized gain on investment and foreign currency transactions	23,419,669	20,210,435
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(397,289)	694,421

Net increase in net assets from operations	22,585,013	19,748,165
CAPITAL STOCK TRANSACTIONS
Net decrease	(8,426,858)	(3,435,670)

Total increase	14,158,155	16,312,495
NET ASSETS
Beginning of period	264,168,519	247,856,024

End of period (including accumulated net investment loss of ($441,978) and ($4,611), respectively)	$278,326,674	$264,168,519

See Notes to Financial Statements.

8

GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Global Technology Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio’s objective was to seek growth of capital. Current income was incidental to the Portfolio’s objective. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases

9

GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $47,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2007.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2007, amounted to $348,239, of which $812 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $391 for the six months ended June 30, 2007.

10

AllianceBernstein Variable Products Series Fund

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$161,271,264		$173,891,968
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$46,415,094
Gross unrealized depreciation	(712,991)

Net unrealized appreciation	$45,702,103

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

11

GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Class A
Shares sold	221,318	471,249	$3,914,318	$7,606,999
Shares redeemed	(823,518)	(1,721,643)	(14,533,999)	(27,726,186)

Net decrease	(602,200)	(1,250,394)	$(10,619,681)	$(20,119,187)

Class B
Shares sold	1,445,130	3,850,328	$25,058,879	$61,419,683
Shares redeemed	(1,319,436)	(2,850,110)	(22,866,056)	(44,736,166)

Net increase	125,694	1,000,218	$2,192,823	$16,683,517

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2007.

12

AllianceBernstein Variable Products Series Fund

NOTE H: Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending December 31, 2007 will be determined at the end of the current fiscal year. As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(258,717,727	)(a)
Unrealized appreciation/(depreciation)	44,207,115	(b)

Total accumulated earnings/(deficit)	$(214,510,612)

(a)	On December 31, 2006, the Portfolio had a net capital loss carryforward of $258,713,116 of which $65,171,509 expires in the year 2009, $172,308,210 expires in the year 2010, and $21,233,397 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $21,108,187. Net capital losses and net foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of Portfolio’s next taxable year. For the year ended December 31, 2006, the Portfolio deferred to January 1, 2007, post October foreign currency losses of $4,611.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund’s investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund’s investment advisory agreement, please see “Advisory Fee and Other Transactions with Affiliates” above.

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

In addition, the Independent Directors of the Fund (“the Independent Directors”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”),

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GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts

14

AllianceBernstein Variable Products Series Fund

claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

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GLOBAL TECHNOLOGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31,
			2006		2005	2004		2003	2002
Net asset value, beginning of period	$17.23		$15.86		$15.27	$14.49		$10.05	$17.24

Income From Investment Operations
Net investment loss (a)	(.01)		(.05)		(.05)	(.03	)(b)	(.11)	(.13)
Net realized and unrealized gain (loss) on investment transactions	1.53		1.42		.64	.81		4.55	(7.06)

Net increase (decrease) in net asset value from operations	1.52		1.37		.59	.78		4.44	(7.19)

Net asset value, end of period	$18.75		$17.23		$15.86	$15.27		$14.49	$10.05

Total Return
Total investment return based on net asset value (c)	8.82%		8.64%		3.86%	5.38%		44.18%	(41.71)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$83,209		$86,819		$99,781	$117,145		$130,127	$93,369
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.91	%(d)	.92	%(e)	.92%	.88%		1.11%	1.20%
Expenses, before waivers and reimbursements	.91	%(d)	.92	%(e)	.92%	1.06%		1.11%	1.20%
Net investment loss	(.16	)%(d)	(.30	)%(e)	(.32)%	(.22	)%(b)	(.86)%	(1.01)%
Portfolio turnover rate	62%		117%		98%	86%		90%	68%

See footnote summary on page 17.

16

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31,
			2006		2005	2004		2003	2002
Net asset value, beginning of period	$16.94		$15.63		$15.08	$14.35		$ 9.98	$17.15

Income From Investment Operations
Net investment loss (a)	(.03)		(.09)		(.08)	(.07	)(b)	(.14)	(.16)
Net realized and unrealized gain (loss) on investment transactions	1.50		1.40		.63	.80		4.51	(7.01)

Net increase (decrease) in net asset value from operations	1.47		1.31		.55	.73		4.37	(7.17)

Net asset value, end of period	$18.41		$16.94		$15.63	$15.08		$14.35	$ 9.98

Total Return
Total investment return based on net asset value (c)	8.68%		8.38%		3.65%	5.09%		43.79%	(41.81)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$195,118		$177,350		$148,075	$164,721		$187,319	$99,528
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.16	%(d)	1.18	%(e)	1.17%	1.13%		1.37%	1.46%
Expenses, before waivers and reimbursements	1.16	%(d)	1.18	%(e)	1.17%	1.31%		1.37%	1.46%
Net investment loss	(.40	)%(d)	(.55	)%(e)	(.57)%	(.47	)%(b)	(1.11)%	(1.27)%
Portfolio turnover rate	62%		117%		98%	86%		90%	68%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

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GLOBAL TECHNOLOGY PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Global Technology Portfolio (the “Portfolio”) at a meeting held on May 1-3, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Portfolio were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative

18

AllianceBernstein Variable Products Series Fund

information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”) for periods ended December 31, 2006 over the 1-, 3-, 5- and 10-year periods, and information prepared by the Adviser showing performance of the Class A Shares as compared to the Morgan Stanley Capital International World Information Technology Index (Net) (the “Index”) over the 1-, 3- and 5-year periods. The directors noted that in the Performance Group comparison the Portfolio was in the 2nd quintile in the 1-year period, 4th quintile in the 3- and 5-year periods and 1 out of 1 in the 10-year period, and in the Performance Universe comparison the Portfolio was in the 3rd quintile in the 1-year period, 4th quintile in the 3- and 5-year periods and 3 out of 4 in the 10-year period. The comparative information showed that the Portfolio outperformed the Index in the 3-year period and underperformed the Index in the 1- and 5-year periods. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio. The directors reviewed information in the Adviser’s Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., equity securities). The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund except that the Portfolio’s fee rate is a monthly fee based on average daily net assets whereas the Corresponding Fund’s fee rate is a quarterly fee based on net asset value at the end of each quarter.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a

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GLOBAL TECHNOLOGY PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s at approximate current size contractual advisory effective fee rate of 75 basis points was lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 3 basis points, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was essentially the same as the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group median and lower than the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio’s net assets.

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GLOBAL TECHNOLOGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Global Technology Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Portfolio
Specialty	75 bp on 1st $2.5 billion	$434.2	Global Technology Portfolio
	65 bp on next $2.5 billion
	60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.03% of the Fund’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Global Technology Portfolio	Class A 0.92%	December 31
Class B 1.18%

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

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GLOBAL TECHNOLOGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there is no institutional product that has a somewhat similar investment style as the Portfolio.

The Adviser also manages AllianceBernstein Global Technology Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Global Technology Fund, Inc.:4

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Global Technology Portfolio[5]	Global Technology Fund, Inc.	0.75% on first $2.5 billion	0.75%
		0.65% on next $2.5 billion
		0.60% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for International Technology Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Fund	Fee
International Technology Portfolio
Class A6	1.95%
Class I (Institutional)	1.15%

4	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

5	The advisory fees of AllianceBernstein Global Technology Fund, Inc. are based on the fund’s net assets at each quarter end and are paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fees are based on the Portfolio’s average daily net assets and are paid on a monthly basis.

6	Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services.

22

AllianceBernstein Variable Products Series Fund

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Portfolio.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[9]	Lipper Group Median	Rank
Global Technology Portfolio	0.750	0.775	3/8

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[11]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Global Technology Portfolio	0.920	0.896	6/8	0.986	7/15

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2006, relative to 2005.

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively Small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	Most recently completed fiscal year end Class A total expense ratio.

23

GLOBAL TECHNOLOGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $400,033 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $416,302 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.12

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

12	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2006.

24

AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio13 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”) 14 for the periods ended December 31, 2006.15

Global Technology Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	8.64	8.16	8.16	3/8	7/16
3 year	5.94	6.19	7.18	5/8	11/16
5 year	-0.01	0.71	0.99	6/8	12/16
10 year	6.04	N/A	8.09	1/1	3/4

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)16 versus its benchmark.17 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.18

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Technology Portfolio	8.64	5.94	-0.01	6.04	6.44	22.31	0.01	5
MSCI World IT Index (Net)	9.31	5.50	1.33	N/A	N/A	23.12	0.07	5

Inception Date: January 11, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

13	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

14	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

15	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

16	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

17	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

18	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

25

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth Portfolio

June 30, 2007

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Growth Portfolio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,073.01	$4.68	0.91%
Hypothetical (5% return before expenses)	$1,000	$1,020.28	$4.56	0.91%

Class B
Actual	$1,000	$1,071.35	$5.96	1.16%
Hypothetical (5% return before expenses)	$1,000	$1,019.04	$5.81	1.16%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Google, Inc.—Class A	$9,996,558	4.7%
Schlumberger Ltd.	9,978,751	4.7
Apple, Inc.	8,802,745	4.1
American International Group, Inc.	7,349,649	3.5
Boeing Co.	7,314,891	3.4
WellPoint, Inc.	7,048,190	3.3
Comcast Corp.—Class A	6,966,027	3.3
CB Richard Ellis Group, Inc.—Class A	6,900,325	3.3
Legg Mason, Inc.	6,596,379	3.1
The Goldman Sachs Group, Inc.	6,387,622	3.0

	$77,341,137	36.4%

SECTOR DIVERSIFICATION

June 30, 2007 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$53,207,562	25.0%
Information Technology	53,194,786	25.0
Health Care	38,936,715	18.3
Consumer Discretionary	34,314,672	16.2
Industrials	21,240,717	10.0
Energy	9,978,751	4.7
Consumer Staples	1,157,685	0.6
Short-Term Investments	382,000	0.2

Total Investments	$212,412,888	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.7%

FINANCIALS–25.0%
CAPITAL MARKETS–12.4%
The Charles Schwab Corp.	180,080	$3,695,242
The Goldman Sachs Group, Inc.	29,470	6,387,622
Greenhill & Co., Inc.	38,800	2,665,948
Legg Mason, Inc.	67,050	6,596,379
Lehman Brothers Holdings, Inc.	29,885	2,227,030
Merrill Lynch & Co., Inc.	57,350	4,793,313

		26,365,534

DIVERSIFIED FINANCIAL SERVICES–5.9%
Chicago Mercantile Exchange Holdings, Inc.—Class A	9,743	5,206,269
Citigroup, Inc.	41,820	2,144,948
JPMorgan Chase & Co.	108,170	5,240,837

		12,592,054

INSURANCE–3.5%
American International Group, Inc.	104,950	7,349,649

REAL ESTATE–3.2%
CB Richard Ellis Group, Inc.—Class A(a)	189,050	6,900,325

		53,207,562

INFORMATION TECHNOLOGY–25.0%
COMMUNICATIONS EQUIPMENT–4.8%
Cisco Systems, Inc.(a)	158,600	4,417,010
Qualcomm, Inc.	133,320	5,784,755

		10,201,765

COMPUTERS & PERIPHERALS–5.8%
Apple, Inc.(a)	72,130	8,802,745
Network Appliance, Inc.(a)	35,750	1,043,900
Sun Microsystems, Inc.(a)	459,630	2,417,654

		12,264,299

ELECTRONIC EQUIPMENT & INSTRUMENTS–2.4%
Amphenol Corp.—Class A	145,210	5,176,737

INTERNET SOFTWARE & SERVICES–6.1%
eBay, Inc.(a)	73,270	2,357,829
Google, Inc.—Class A(a)	19,100	9,996,558
VistaPrint, Ltd.(a)	19,110	730,957

		13,085,344

IT SERVICES–1.7%
Cognizant Technology Solutions Corp.—Class A(a)	33,560	2,520,020
Iron Mountain, Inc.(a)	39,960	1,044,155

		3,564,175

Company	Shares	U.S. $ Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–4.2%
Broadcom Corp.—Class A(a)	147,860	$4,324,905
NVIDIA Corp.(a)	110,810	4,577,561

		8,902,466

		53,194,786

HEALTH CARE–18.3%
BIOTECHNOLOGY–6.1%
Celgene Corp.(a)	40,850	2,341,931
Genentech, Inc.(a)	78,200	5,916,612
Gilead Sciences, Inc.(a)	123,560	4,790,421

		13,048,964

HEALTH CARE EQUIPMENT & SUPPLIES–1.9%
Alcon, Inc.	29,520	3,982,543

HEALTH CARE PROVIDERS & SERVICES–5.6%
Medco Health Solutions, Inc.(a)	53,510	4,173,245
UnitedHealth Group, Inc.	12,320	630,045
WellPoint, Inc.(a)	88,290	7,048,190

		11,851,480

PHARMACEUTICALS–4.7%
Merck & Co., Inc.	68,510	3,411,798
Schering-Plough Corp.	31,800	967,992
Teva Pharmaceutical Industries, Ltd. (ADR)	137,550	5,673,938

		10,053,728

		38,936,715

CONSUMER DISCRETIONARY–16.2%
AUTO COMPONENTS–1.1%
Johnson Controls, Inc.	19,400	2,245,938

DIVERSIFIED CONSUMER SERVICES–1.1%
Strayer Education, Inc.	18,270	2,406,342

HOTELS, RESTAURANTS & LEISURE–2.0%
Chipotle Mexican Grill, Inc.—Class A(a)	49,970	4,261,442

MEDIA–3.3%
Comcast Corp.—Class A(a)	247,725	6,966,027

MULTILINE RETAIL–2.6%
Kohl’s Corp.(a)	76,985	5,468,244

SPECIALTY RETAIL–2.5%
Dick’s Sporting Goods, Inc.(a)	90,260	5,250,424

TEXTILES, APPAREL & LUXURY GOODS–3.6%
Coach, Inc.(a)	46,720	2,214,061
Under Armour, Inc.—Class A(a)	120,530	5,502,194

		7,716,255

		34,314,672

3

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INDUSTRIALS–10.0%
AEROSPACE & DEFENSE–4.0%
Boeing Co.	76,070	$7,314,891
United Technologies Corp.	15,020	1,065,369

		8,380,260

CONSTRUCTION & ENGINEERING–0.7%
Jacobs Engineering Group, Inc.(a)	26,580	1,528,616

ELECTRICAL EQUIPMENT–2.5%
Ametek, Inc.	84,760	3,363,277
Emerson Electric Co.	42,320	1,980,576

		5,343,853

MACHINERY–2.8%
Actuant Corp.—Class A	6,730	424,393
Danaher Corp.	73,690	5,563,595

		5,987,988

		21,240,717

ENERGY–4.7%
ENERGY EQUIPMENT & SERVICES–4.7%
Schlumberger, Ltd.	117,480	9,978,751

CONSUMER STAPLES–0.5%
PERSONAL PRODUCTS–0.5%
Bare Escentuals, Inc.(a)	33,900	1,157,685

Total Common Stocks (cost $156,461,606)		212,030,888

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–0.2%
TIME DEPOSIT–0.2%
The Bank of New York 4.25%, 7/02/07 (cost $382,000)	$382	$382,000

TOTAL INVESTMENTS–99.9% (cost $156,843,606)		212,412,888
Other assets less liabilities–0.1%		128,641

NET ASSETS–100.0%		$212,541,529

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See Notes to Financial Statements.

4

GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $156,843,606)	$212,412,888
Cash	717
Receivable for investment securities sold	1,702,257
Dividends and interest receivable	84,851
Receivable for capital stock sold	5,270

Total assets	214,205,983

LIABILITIES
Payable for investment securities purchased	1,152,425
Payable for capital stock redeemed	143,916
Advisory fee payable	137,095
Printing fee payable	117,001
Distribution fee payable	27,253
Administrative fee payable	19,223
Transfer Agent fee payable	59
Accrued expenses	67,482

Total liabilities	1,664,454

NET ASSETS	$212,541,529

COMPOSITION OF NET ASSETS
Capital stock, at par	$9,889
Additional paid-in capital	225,215,793
Accumulated net investment loss	(436,484)
Accumulated net realized loss on investment transactions	(67,816,951)
Net unrealized appreciation of investments	55,569,282

$212,541,529

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$85,500,955	3,930,328	$21.75
B	$127,040,574	5,958,702	$21.32

See Notes to Financial Statements.

5

GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $13,691)	$714,119
Interest	13,245

Total investment income	727,364

EXPENSES
Advisory fee	822,540
Distribution fee—Class B	161,996
Transfer agency—Class A	1,015
Transfer agency—Class B	1,466
Custodian	61,256
Administrative	47,000
Printing	35,221
Audit	19,111
Legal	7,707
Directors’ fees	740
Miscellaneous	5,796

Total expenses	1,163,848

Net investment loss	(436,484)

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	12,229,381
Net change in unrealized appreciation/depreciation of investments	3,505,048

Net gain on investment transactions	15,734,429

NET INCREASE IN NET ASSETS FROM OPERATIONS	$15,297,945

See Notes to Financial Statements.

6

GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(436,484)	$(907,564)
Net realized gain on investment transactions	12,229,381	30,221,262
Net change in unrealized appreciation/depreciation of investments	3,505,048	(35,533,738)

Net increase (decrease) in net assets from operations	15,297,945	(6,220,040)
CAPITAL STOCK TRANSACTIONS
Net decrease	(27,552,606)	(60,113,680)

Total decrease	(12,254,661)	(66,333,720)
NET ASSETS
Beginning of period	224,796,190	291,129,910

End of period (including accumulated net investment loss of ($436,484) and $0, respectively)	$212,541,529	$224,796,190

See Notes to Financial Statements.

7

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio’s investment objective was to seek to provide long-term growth of capital. Current income was incidental to the Portfolio’s objective. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

8

AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .75% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $47,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2007.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2007, amounted to $70,594 none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

9

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $391 for the six months ended June 30, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$44,254,883		$70,925,665
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$56,174,850
Gross unrealized depreciation	(605,568)

Net unrealized appreciation	$55,569,282

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

10

AllianceBernstein Variable Products Series Fund

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) call options and purchase put options on U.S. securities and foreign currencies that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Class A
Shares sold	68,361	269,283	$1,435,894	$5,345,370
Shares redeemed	(747,646)	(1,689,477)	(15,740,916)	(33,240,111)

Net decrease	(679,285)	(1,420,194)	$(14,305,022)	$(27,894,741)

Class B
Shares sold	120,834	496,149	$2,464,192	$9,823,717
Shares redeemed	(763,655)	(2,210,469)	(15,711,776)	(42,042,656)

Net decrease	(642,821)	(1,714,320)	$(13,247,584)	$(32,218,939)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2007.

11

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE H: Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending December 31, 2007 will be determined at the end of the current fiscal year. As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(79,551,192	)(a)
Unrealized appreciation/(depreciation)	51,569,094	(b)

Total accumulated earnings/(deficit)	$(27,982,098)

(a)	On December 31, 2006, the Portfolio had a net capital loss carryforward of $79,551,192 of which $64,635,720 expires in the year 2010 and $14,915,472 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $30,545,514.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the tax treatment of dividends received.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and
(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund’s investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund’s investment advisory agreement, please see “Advisory Fee and Other Transactions with Affiliates” above.

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

In addition, the Independent Directors of the Fund (“the Independent Directors”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by

12

AllianceBernstein Variable Products Series Fund

alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

13

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

14

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31,
			2006		2005	2004	2003	2002
Net asset value, beginning of period	$20.27		$20.49		$18.30	$15.95	$11.81	$16.42

Income From Investment Operations
Net investment loss (a)	(.03)		(.04)		(.08)	(.07)	(.06)	(.06)
Net realized and unrealized gain (loss) on investment transactions	1.51		(.18)		2.27	2.42	4.20	(4.55)

Net increase (decrease) in net asset value from operations	1.48		(.22)		2.19	2.35	4.14	(4.61)

Net asset value, end of period	$21.75		$20.27		$20.49	$18.30	$15.95	$11.81

Total Return
Total investment return based on net asset value (b)	7.30%		(1.07)%		11.97%	14.73%	35.06%	(28.08)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$85,501		$93,459		$123,535	$137,345	$141,809	$121,439
Ratio to average net assets of:
Expenses	.91	%(c)	.90	%(d)	.88%	.88%	.89%	.88%
Net investment loss	(.25	)%(c)	(.22	)%(d)	(.43)%	(.43)%	(.43)%	(.44)%
Portfolio turnover rate	20%		55%		49%	56%	49%	38%

See footnote summary on page 16.

15

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31,
			2006		2005	2004	2003	2002
Net asset value, beginning of period	$19.90		$20.15		$18.05	$15.76	$11.70	$16.31

Income From Investment Operations
Net investment loss (a)	(.05)		(.09)		(.12)	(.11)	(.09)	(.09)
Net realized and unrealized gain (loss) on investment transactions	1.47		(.16)		2.22	2.40	4.15	(4.52)

Net increase (decrease) in net asset value from operations	1.42		(.25)		2.10	2.29	4.06	(4.61)

Net asset value, end of period	$21.32		$19.90		$20.15	$18.05	$15.76	$11.70

Total Return
Total investment return based on net asset value (b)	7.14%		(1.24)%		11.64%	14.53%	34.70%	(28.26)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$127,041		$131,337		$167,595	$152,899	$120,460	$71,724
Ratio to average net assets of:
Expenses	1.16	%(c)	1.15	%(d)	1.13%	1.13%	1.14%	1.13%
Net investment loss	(.50	)%(c)	(.47	)%(d)	(.68)%	(.68)%	(.68)%	(.69)%
Portfolio turnover rate	20%		55%		49%	56%	49%	38%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

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GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Growth Portfolio (the “Portfolio”) at a meeting held on May 1-3, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Portfolio were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability

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CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Russell 3000 Growth Index (the “Index”), in each case for periods ended December 31, 2006 over the 1-, 3-, 5- and 10-year periods and (in the case of the Index) the since inception period (September 1990 inception). The directors noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 5th quintile in the 1-year period, 4th quintile in the 3-year period and 3rd quintile in the 5-year period, and in the 10-year period the Portfolio was in the 5th quintile in the Performance Group comparison and 4th quintile in the Performance Universe comparison. The comparative information showed that the Portfolio outperformed the Index in all periods reviewed except in the 1-year period when it underperformed the Index. Based on their review and their discussion of the reasons for the Portfolio’s performance with the Adviser (including the Adviser’s view that its “high conviction” style of growth investing had been out of favor for several years), and of the enhancements to its investment process being implemented by the Adviser with a view to improving investment performance, the directors retained confidence in the Adviser’s ability to advise the Portfolio and concluded that the Portfolio’s investment performance was understandable. The directors informed the Adviser that they planned to closely monitor the Portfolio’s performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with a similar investment style as the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

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AllianceBernstein Variable Products Series Fund

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s at approximate current size contractual advisory effective fee rate of 75 basis points was the same as the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 3 basis points, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and Expense Universe medians. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio’s net assets.

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GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion	$217.0	Growth Portfolio
	65 bp on next $2.5 billion
	60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.03% of the Fund’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio		Fiscal Year
Growth Portfolio	Class A	0.90%	December 31
	Class B	1.15%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

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AllianceBernstein Variable Products Series Fund

investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2007 net assets:

Portfolio	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Growth Portfolio	$217.0	U.S. Growth Schedule	0.400%	0.750%
		80 bp on 1st $25m
		50 bp on next $25m
		40 bp on next $50m
		30 bp on next $100m
		25 bp on the balance
		Minimum account size $10m

The Adviser also manages AllianceBernstein Growth Fund, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Growth Fund:5

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Growth Portfolio	Growth Fund	0.75% on first $2.5 billion	0.75%
		0.65% on next $2.5 billion
		0.60% on the balance

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ACITM Mutual Fund	Fee
Growth Portfolio	AllianceBernstein U.S. Growth Stock Fund A/B6	0.75%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	This ACITM fund is privately placed or institutional.

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GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Portfolio.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[9]	Lipper Group Median	Rank
Growth Portfolio	0.750	0.750	7/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[11]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Growth Portfolio	0.880	0.775	10/13	0.814	33/50

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	Most recently completed fiscal year end Class A total expense ratio.

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AllianceBernstein Variable Products Series Fund

this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the ‘40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $364,558 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $365,270 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.12

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

12	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2006.

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SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio13 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)14 for the periods ended December 31, 2006.15

Growth Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	-1.07	6.67	7.89	12/13	57/59
3 year	8.32	8.36	9.72	8/13	35/52
5 year	4.30	4.30	4.45	6/12	25/45
10 year	5.77	6.45	6.84	7/8	15/20
Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)16 versus its benchmark.17 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.18

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth Portfolio	-1.07	8.32	4.30	5.78	9.95	20.63	0.20	10
Russell 3000 Growth Index	9.46	7.17	3.02	5.34	8.83	19.37	0.17	10
Inception Date: September 15, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

13	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

14	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

15	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

16	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

17	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

18	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

24

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth & Income Portfolio

June 30, 2007

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH & INCOME PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Growth & Income Portfolio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,060.98	$3.07	0.60%
Hypothetical (5% return before expenses)	$1,000	$1,021.82	$3.01	0.60%

Class B
Actual	$1,000	$1,059.65	$4.34	0.85%
Hypothetical (5% return before expenses)	$1,000	$1,020.58	$4.26	0.85%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
American International Group, Inc.	$112,048,000	4.6%
Procter & Gamble Co.	102,340,275	4.2
Emerson Electric Co.	86,598,720	3.5
JPMorgan Chase & Co.	86,584,995	3.5
Sun Microsystems, Inc.	80,766,774	3.3
WellPoint, Inc.	79,766,136	3.3
Microsoft Corp.	79,112,215	3.2
Time Warner, Inc.	76,926,448	3.1
Citigroup, Inc.	76,719,582	3.1
Loews Corp. (Common and Carolina Group)	74,222,990	3.0

	$855,086,135	34.8%

SECTOR DIVERSIFICATION

June 30, 2007 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$712,049,835	29.0%
Health Care	396,203,123	16.1
Consumer Staples	321,986,820	13.1
Information Technology	281,666,577	11.5
Energy	179,528,697	7.3
Consumer Discretionary	168,043,290	6.9
Industrials	161,356,399	6.6
Telecommunication Services	108,740,776	4.4
Materials	52,240,500	2.1
Utilities	27,137,973	1.1
Short-Term Investments	45,480,000	1.9

Total Investments	$2,454,433,990	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.2%

FINANCIALS–29.0%
CAPITAL MARKETS–4.8%
The Bank of New York Co., Inc.	835,100	$34,606,544
Franklin Resources, Inc.	67,800	8,981,466
Lehman Brothers Holdings, Inc.	254,400	18,957,888
Merrill Lynch & Co., Inc.	375,400	31,375,932
Northern Trust Corp.	393,900	25,304,136

		119,225,966

COMMERCIAL BANKS–2.5%
Wachovia Corp.	230,500	11,813,125
Wells Fargo & Co.	1,150,000	40,445,500
Zions Bancorporation	106,800	8,213,988

		60,472,613

DIVERSIFIED FINANCIAL SERVICES–8.5%
Bank of America Corp.	925,200	45,233,028
Citigroup, Inc.	1,495,800	76,719,582
JPMorgan Chase & Co.	1,787,100	86,584,995

		208,537,605

INSURANCE–11.7%
ACE Ltd.	693,200	43,338,864
Allstate Corp.	186,100	11,447,011
American International Group, Inc.	1,600,000	112,048,000
Axis Capital Holdings Ltd.	1,355,700	55,109,205
Hartford Financial Services Group, Inc.	147,600	14,540,076
Loews Corp.	642,300	32,744,454
Willis Group Holdings Ltd.	392,400	17,289,144

		286,516,754

THRIFTS & MORTGAGE FINANCE–1.5%
Federal National Mortgage Association	570,900	37,296,897

		712,049,835

HEALTH CARE–16.2%
HEALTH CARE EQUIPMENT & SUPPLIES–1.7%
Alcon, Inc.	66,500	8,971,515
Becton Dickinson & Co.	418,900	31,208,050

		40,179,565

HEALTH CARE PROVIDERS & SERVICES–9.2%
Aetna, Inc.	581,700	28,735,980
Laboratory Corp. of America Holdings(a)	332,600	26,029,276
Medco Health Solutions, Inc.(a)	223,800	17,454,162
UnitedHealth Group, Inc.	1,434,900	73,380,786
WellPoint, Inc.(a)	999,200	79,766,136

		225,366,340

Company	Shares	U.S. $ Value

PHARMACEUTICALS–5.3%
Eli Lilly & Co.	727,100	$40,630,348
Merck & Co., Inc.	592,500	29,506,500
Schering-Plough Corp.	501,000	15,250,440
Wyeth	789,500	45,269,930

		130,657,218

		396,203,123

CONSUMER STAPLES–13.1%
BEVERAGES–0.9%
PepsiCo, Inc.	333,100	21,601,535

FOOD & STAPLES RETAILING–2.4%
CVS Caremark Corp.	629,100	22,930,695
Safeway, Inc.	477,700	16,256,131
Walgreen Co.	485,100	21,121,254

		60,308,080

FOOD PRODUCTS–1.7%
Campbell Soup Co.	544,700	21,139,807
Kellogg Co.	408,300	21,145,857

		42,285,664

HOUSEHOLD PRODUCTS–4.2%
Procter & Gamble Co.	1,672,500	102,340,275

TOBACCO–3.9%
Altria Group, Inc.	769,500	53,972,730
Loews Corp.—Carolina Group	536,800	41,478,536

		95,451,266

		321,986,820

INFORMATION TECHNOLOGY–11.5%
COMMUNICATIONS EQUIPMENT–1.4%
Cisco Systems, Inc.(a)	1,186,600	33,046,810

COMPUTERS & PERIPHERALS–4.1%
International Business Machines Corp.	195,900	20,618,475
Sun Microsystems, Inc.(a)	15,354,900	80,766,774

		101,385,249

IT SERVICES–2.1%
Accenture Ltd.—Class A	855,800	36,705,262
Fiserv, Inc.(a)	268,400	15,245,120

		51,950,382

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.7%
International Rectifier Corp.(a)	434,029	16,171,921

SOFTWARE–3.2%
Microsoft Corp.	2,684,500	79,112,215

		281,666,577

3

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

ENERGY–7.3%
ENERGY EQUIPMENT & SERVICES–0.3%
Nabors Industries Ltd.(a)	249,000	$8,311,620

OIL, GAS & CONSUMABLE FUELS–7.0%
Chevron Corp.	577,700	48,665,448
Exxon Mobil Corp.	863,100	72,396,828
Total SA (ADR)	619,348	50,154,801

		171,217,077

		179,528,697

CONSUMER DISCRETIONARY–6.9%
DIVERSIFIED CONSUMER SERVICES–0.4%
Apollo Group, Inc.—Class A(a)	166,400	9,722,752

HOTELS RESTAURANTS & LEISURE–0.8%
McDonald’s Corp.	367,200	18,639,072

MEDIA–5.7%
Comcast Corp.—Class A(a)	637,100	17,915,252
News Corp.—Class A	1,455,300	30,866,913
Omnicom Group, Inc.	120,000	6,350,400
Time Warner, Inc.	3,656,200	76,926,448
Viacom, Inc.—Class B(a)	183,100	7,622,453

		139,681,466

		168,043,290

INDUSTRIALS–6.6%
AEROSPACE & DEFENSE–1.0%
United Technologies Corp.	325,000	23,052,250

AIRLINES–0.2%
Southwest Airlines Co.	327,900	4,888,989

ELECTRICAL EQUIPMENT–3.5%
Emerson Electric Co.	1,850,400	86,598,720

INDUSTRIAL CONGLOMERATES–1.9%
General Electric Co.	1,223,000	46,816,440

		161,356,399

Company	Shares	U.S. $ Value

TELECOMMUNICATION SERVICES–4.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–4.4%
AT&T, Inc.	1,754,400	$72,807,600
Verizon Communications, Inc.	872,800	35,933,176

		108,740,776

MATERIALS–2.1%
CHEMICALS–2.1%
Air Products & Chemicals, Inc.	650,000	52,240,500

UTILITIES–1.1%
ELECTRIC UTILITIES–0.2%
The Southern Co.	147,700	5,064,633

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.9%
The AES Corp.(a)	996,000	21,792,480

MULTI-UTILITIES–0.0%
PG&E Corp.	6,200	280,860

		27,137,973

Total Common Stocks (cost $1,934,455,586)		2,408,953,990

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.9%
TIME DEPOSIT–1.9%
The Bank of New York 4.25%, 7/02/07 (cost $45,480,000)	$45,480	45,480,000

TOTAL INVESTMENTS–100.1% (cost $1,979,935,586)		2,454,433,990
Other assets less liabilities–(0.1)%		(1,426,026)

NET ASSETS–100.0%		$2,453,007,964

4

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $1,979,935,586)	$2,454,433,990
Cash	3,275
Receivable for investment securities sold	25,904,060
Dividends and interest receivable	2,233,761
Receivable for capital stock sold	113,766

Total assets	2,482,688,852

LIABILITIES
Payable for investment securities purchased	25,198,068
Payable for capital stock redeemed	2,370,096
Advisory fee payable	1,165,443
Distribution fee payable	421,973
Administrative fee payable	19,223
Transfer Agent fee payable	59
Accrued expenses	506,026

Total liabilities	29,680,888

NET ASSETS	$2,453,007,964

COMPOSITION OF NET ASSETS
Capital stock, at par	$91,266
Additional paid-in capital	1,828,007,012
Undistributed net investment income	16,061,698
Accumulated net realized gain on investment transactions	134,349,584
Net unrealized appreciation of investments	474,498,404

$2,453,007,964

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$502,267,882	18,557,367	$27.07
B	$1,950,740,082	72,708,972	$26.83

See Notes to Financial Statements.

5

GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $125,119)	$24,618,922
Interest	1,641,506

Total investment income	26,260,428

EXPENSES
Advisory fee	6,886,288
Distribution fee—Class B	2,489,875
Transfer agency—Class A	1,177
Transfer agency—Class B	4,529
Printing	339,501
Custodian	123,909
Legal	57,285
Administrative	47,000
Audit	19,111
Directors’ fees	1,335
Miscellaneous	55,320

Total expenses	10,025,330

Net investment income	16,235,098

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	139,951,673
Net change in unrealized appreciation/depreciation of investments	(16,014,876)

Net gain on investment transactions	123,936,797

Contribution from Adviser (see Note B)	5,490,338

NET INCREASE IN NET ASSETS FROM OPERATIONS	$145,662,233

See Notes to Financial Statements.

6

GROWTH & INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$16,235,098	$30,599,546
Net realized gain on investment transactions	139,951,673	137,341,083
Net change in unrealized appreciation/depreciation of investments	(16,014,876)	230,009,742
Contribution from Adviser	5,490,338	–0–

Net increase in net assets from operations	145,662,233	397,950,371
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(7,215,789)	(7,445,666)
Class B	(23,356,429)	(21,954,052)
Net realized gain on investment transactions
Class A	(24,491,029)	(27,071,472)
Class B	(96,075,101)	(98,572,218)
CAPITAL STOCK TRANSACTIONS
Net decrease	(85,211,555)	(344,275,984)

Total decrease	(90,687,670)	(101,369,021)
NET ASSETS
Beginning of period	2,543,695,634	2,645,064,655

End of period (including undistributed net investment income of $16,061,698 and $30,398,818, respectively)	$2,453,007,964	$2,543,695,634

See Notes to Financial Statements.

7

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth & Income Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio’s investment objective was to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying, common stocks of good quality. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

8

AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. Dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. Prior to September 7, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of .625% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the period ended June 30, 2007, and in response to the Independent Director’s request, the Adviser made a payment of $5,490,338 to the Portfolio in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Portfolio.

9

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Pursuant to the advisory agreement, the Portfolio paid $47,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2007.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2007 amounted to $1,019,260, of which $68,333 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $391 for the six months ended June 30, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$597,570,110		$741,405,173
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$479,974,785
Gross unrealized depreciation	(5,476,381)

Net unrealized appreciation	$474,498,404

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

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AllianceBernstein Variable Products Series Fund

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Class A
Shares sold	835,144	2,064,629	$23,010,516	$51,573,410
Shares issued in reinvestment of dividends and distributions	1,167,409	1,481,422	31,706,818	34,517,138
Shares redeemed	(2,928,910)	(7,031,345)	(80,925,219)	(177,773,452)

Net decrease	(926,357)	(3,485,294)	$(26,207,885)	$(91,682,904)

Class B
Shares sold	956,012	5,483,289	$26,315,520	$132,876,586
Shares issued in reinvestment of dividends and distributions	4,434,888	5,215,330	119,431,530	120,526,270
Shares redeemed	(7,461,099)	(20,044,146)	(204,750,720)	(505,995,936)

Net decrease	(2,070,199)	(9,345,527)	$(59,003,670)	$(252,593,080)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which

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GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2007.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$29,399,718	$35,565,876
Net long-term capital gains	125,643,690	–0	–

Total taxable distributions	155,043,408	35,565,876

Total distributions paid	$155,043,408	$35,565,876

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$37,965,099
Undistributed long-term capital gains	112,649,399
Unrealized appreciation/(depreciation)	485,261,641	(a)

Total accumulated earnings/(deficit)	$635,876,139

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

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AllianceBernstein Variable Products Series Fund

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund’s investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund’s investment advisory agreement, please see “Advisory Fee and Other Transactions with Affiliates” above.

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

In addition, the Independent Directors of the Fund (“the Independent Directors”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance

13

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

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AllianceBernstein Variable Products Series Fund

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

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GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31,
2006	2005	2004	2003	2002
Net asset value, beginning of period	$27.19	$24.88	$24.08	$21.80	$16.62	$22.16

Income From Investment Operations
Net investment income (a)	.21	.36	.31	.36	(b)	.23	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.40	3.66	.85	2.12	5.15	(5.01)
Contribution from Adviser	.06	–0	–	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.67	4.02	1.16	2.48	5.38	(4.79)

Less: Dividends and Distributions
Dividends from net investment income	(.41)	(.37)	(.36)	(.20)	(.20)	(.12)
Distributions from net realized gain on investment transactions	(1.38)	(1.34)	–0	–	–0	–	–0	–	(.63)

Total dividends and distributions	(1.79)	(1.71)	(.36)	(.20)	(.20)	(.75)

Net asset value, end of period	$27.07	$27.19	$24.88	$24.08	$21.80	$16.62

Total Return
Total investment return based on net asset value (c)	6.10%	17.29%	4.86%	11.46%	32.50%	(22.05)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$502,268	$529,732	$571,372	$627,689	$603,673	$456,402
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.60	%(d)	.61	%(e)	.59%	.60%	.66%	.68%
Expenses, before waivers and reimbursements	.60	%(d)	.61	%(e)	.59%	.65%	.66%	.68%
Net investment income	1.49	%(d)	1.42	%(e)	1.29%	1.62	%(b)	1.25%	1.15%
Portfolio turnover rate	25%	60%	72%	50%	57%	69%

See footnote summary on page 17.

16

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31,
2006	2005	2004	2003	2002
Net asset value, beginning of period	$26.93	$24.65	$23.87	$21.62	$16.49	$22.03

Income From Investment Operations
Net investment income (a)	.17	.29	.25	.31	(b)	.18	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.39	3.63	.83	2.10	5.11	(4.98)
Contribution from Adviser	.06	–0	–	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.62	3.92	1.08	2.41	5.29	(4.81)

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.30)	(.30)	(.16)	(.16)	(.10)
Distributions from net realized gain on investment transactions	(1.38)	(1.34)	–0	–	–0	–	–0	–	(.63)

Total dividends and distributions	(1.72)	(1.64)	(.30)	(.16)	(.16)	(.73)

Net asset value, end of period	$26.83	$26.93	$24.65	$23.87	$21.62	$16.49

Total Return
Total investment return based on net asset value (c)	5.97%	16.98%	4.60%	11.22%	32.18%	(22.26)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,950,740	$2,013,964	$2,073,693	$2,044,741	$1,671,671	$1,067,952
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.85	%(d)	.86	%(e)	.85%	.85%	.91%	.93%
Expenses, before waivers and reimbursements	.85	%(d)	.86	%(e)	.85%	.90%	.91%	.93%
Net investment income	1.24	%(d)	1.17	%(e)	1.05%	1.39	%(b)	.99%	.91%
Portfolio turnover rate	25%	60%	72%	50%	57%	69%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

17

GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Growth and Income Portfolio (the “Portfolio”) at a meeting held on May 1-3, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Portfolio were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability

18

AllianceBernstein Variable Products Series Fund

of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Russell 1000 Value Index (the “Index”), in each case for periods ended December 31, 2006 over the 1-, 3-, 5- and 10-year periods and (in the case of the Index) the since inception period (January 1991 inception). The directors noted that in the Performance Group comparison the Portfolio was in the 4th quintile in the 1- and 5-year periods, 5th quintile in the 3-year period and 3rd quintile in the 10-year period, and in the Performance Universe comparison the Portfolio was in the 4th quintile in the 1- and 3-year periods, 3rd quintile in the 5-year period and 2nd quintile in the 10-year period. The comparative information showed that the Portfolio underperformed the Index in all periods reviewed. Based on their review and their discussion of the reasons for the Portfolio’s performance with the Adviser, the directors retained confidence in the Adviser’s ability to advise the Portfolio and concluded that the Portfolio’s investment performance was understandable. The directors informed the Adviser that they planned to continue to closely monitor the Portfolio’s performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with a similar investment style as the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

19

GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s at approximate current size contractual advisory effective fee rate of 54.8 basis points, plus the less than 1 basis point impact of the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was the same as the Expense Group median and lower than the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio’s net assets.

20

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth & Income Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$2,480.1	Growth & Income Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.003% of the Fund’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio		Fiscal Year
Growth & Income Portfolio	Class A 0.61 Class B 0.86	% %	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

21

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2007 net assets:

Portfolio	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Growth & Income	$2,480.1	Relative Value Schedule	0.262%	0.550%
Portfolio		65 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $10m

The Adviser also manages AllianceBernstein Growth & Income Fund, Inc. a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Growth & Income Fund, Inc.:5

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Growth & Income Portfolio	Growth & Income Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.55%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

22

AllianceBernstein Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for American Value Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Fee
American Value Portfolio Class A6	1.50%
Class I (Institutional)	0.70%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

Portfolio	Sub-Advised Fund	Fee Schedule
Growth & Income Portfolio	Client No. 1	0.30% on first $1 billion 0.25% on next $500 million 0.20% thereafter

	Client No.2[7]	0.30%

	Client No.3[7]	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter

It is fair to note that the services the Adviser provides, pursuant to the sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

6	Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services.

7	The client is an affiliate of the Adviser.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

23

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio	Contractual Management Fee[10]	Lipper Group Median	Rank
Growth & Income Portfolio[11]	0.548	0.560	8/19

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.12 A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.13

Portfolio	Expense Ratio (%)[14]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Growth & Income Portfolio[15]	0.595	0.595	9/19	0.788	18/113

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $4,944,774 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $1,901,635 on behalf of the Portfolio to ABI.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

11	The Portfolio’s EG includes the Portfolio, seven other variable insurance product (“VIP”) Large-Cap Value funds (“LCVE”) and eleven VIP Large-Cap Core funds (“LCCE”).

12	It should be noted that the expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year end Class A total expense ratio.

15	The Portfolio’s EU includes the Portfolio, EG and all other VIP LCVE and LCCE funds, excluding outliers.

24

AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.16

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended December 31, 2006.19

Growth & Income Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	17.29	17.44	19.31	5/8	34/45
3 year	11.09	11.68	12.12	7/8	31/42
5 year	7.20	7.43	7.52	5/8	21/35
10 year	10.87	10.87	8.61	3/5	4/14

16	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2006.

17	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

18	The Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU. The criteria for including in or excluding a fund in/from a PU is somewhat different from that of an EU.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

25

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmark.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending December 31, 2006 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Growth & Income Portfolio	17.29	11.09	7.20	10.87	11.74	16.06	0.49	10
Russell 1000 Value Index	22.25	15.09	10.86	11.00	13.48	14.21	0.54	10
Inception Date: January 14, 1991

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

26

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth & Income Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 06/30/06 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$2,369.0	Growth & Income Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. Indicated below is the reimbursement amount, which the Adviser received from the Portfolio in the Portfolio’s most recently completed fiscal year:

Portfolio	Amount	As a % of Average Daily Net Assets
Growth & Income Portfolio	$75,250	0.00%

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth & Income Portfolio	Class A 0.59%	December 31
Class B 0.85%

1	It should be noted that the information in the fee summary was completed on June 24, 2006 and presented to the Board of Directors on August 1, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

2	Future references to the Portfolio do not include “AllianceBernstein.”

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the New York State Attorney General.

27

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. To the extent that certain of these institutional relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applied to the Portfolio versus the Portfolio’s advisory fee:

Portfolio	Net Assets 06/30/06 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Institutional Advisory Fee	Fund Advisory Fee[4]
Growth & Income	$2,369.0	Relative Value Schedule	0.262%	0.543%[5]
Portfolio		65 bp on the first $25 million 50 bp on the next $25 million 40 bp on the next $50 million 30 bp on the next $100 million 25 bp on the balance Minimum account size $10m

The Adviser also manages AllianceBernstein Growth & Income Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Growth & Income Fund, Inc.:

Portfolio	AllianceBernstein Mutual Fund	Advisory Fee Based on % of Average Daily Net Assets
Growth & Income Portfolio	Growth & Income Fund, Inc.	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance

4	Fund advisory information was provided by Lipper. See Section II for additional discussion.

5	This effective advisory fee rate is based on a hypothetical asset level ($2.675 billion) used by Lipper.

28

AllianceBernstein Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. The Adviser charges the following “all-in” fee6 for the Luxembourg fund that has a similar investment style as the Portfolio:

Fund	Fee
Equity Value	1.50%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

Portfolio	Sub-Advised Fund	Fee Schedule
Growth & Income Portfolio	Client No. 1	0.30% on first $1 billion 0.25% on next $500 million 0.20% thereafter

	Client No. 2	0.60% on first $1 billion 0.55% thereafter

	Client No.3[7]	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter

	Client No.4[7]	0.30%

It is fair to note that the services of the Adviser provides, pursuant to the sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Portfolio.8

Portfolio	Effective Management Fee[9]	Lipper Group Median	Rank
Growth & Income Portfolio	0.543	0.557	6/14

6	The “all-in” fee shown is for the Class A shares of Equity Value. This fee covers investment advisory services and distribution related services.

7	The client is an affiliate of the Adviser.

8	The effective management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

9	The effective management fee rate for the Portfolio does not reflect expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

29

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Lipper also analyzed the total expense ratio of the Portfolio in comparison to its Lipper Expense Group10 and Lipper Expense Universe.11 Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

Portfolio	Expense Ratio (%)[12]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Growth & Income Portfolio	0.595	0.595	7/14	0.841	14/128

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser’s personnel to align the Adviser’s two profitability reporting systems. The alignment, which now has been completed, allows the Adviser’s management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2005 relative to 2004.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Portfolio.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2005, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received the amount set forth below in Rule 12b-1 fees:

Portfolio	12b-1 Fees Received
Growth & Income Portfolio	$5,194,420

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection to Class B shares. During the fiscal year ended December 31, 2005, the Adviser determined that it made the following payment on behalf of the Portfolio to ABI:

Portfolio	Adviser Payment to ABI
Growth Portfolio	$1,981,357

10	Lipper uses the following criteria in screening funds to be included in the Portfolios expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year Class A share total expense ratio.

30

AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, keeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.13

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co. LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund’s assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $625 billion as June 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year performance rankings of the Portfolio14 relative to its Lipper Performance Group15 and Lipper Performance Universe16 for the periods ended April 30, 2006:

Growth & Income Portfolio	Group	Universe
1 year	2/4	39/51
3 year	4/4	38/47
5 year	2/3	19/33
10 year	1/2	2/12

13 The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.

14	The performance rankings are for the Class A shares of the Portfolio.

15	The Lipper Performance Group is identical to the Lipper Expense Group.

16	For the Lipper Performance Universe, Lipper included the Portfolio and all of the funds of the same Lipper Classification/ Objective and load type, regardless of asset size.

31

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)17 versus its benchmarks:18

				Periods Ending April 30, 2006 Annualized Performance
Portfolio	1 Year	3 Year	5 Year	10 Year	Since Inception
Growth & Income Portfolio	9.45	17.72	5.22	11.34	11.45
Russell 1000 Value Index	13.31	21.77	7.79	10.97	13.12

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 7, 2006

17	The performance returns shown are for the Class A shares of the Portfolio.

18	The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2006 in order to maintain consistency with Lipper’s performance rankings in the analysis.

32

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Growth Portfolio

June 30, 2007

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov.The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL GROWTH PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Growth Portfolio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,106.07	$5.95	1.14%
Hypothetical (5% return before expenses)	$1,000	$1,019.14	$5.71	1.14%

Class B
Actual	$1,000	$1,104.84	$7.25	1.39%
Hypothetical (5% return before expenses)	$1,000	$1,017.90	$6.95	1.39%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Credit Suisse Group	$3,110,829	2.4%
Total SA	3,103,756	2.4
UniCredito Italiano SpA	2,889,374	2.2
Nestle SA	2,640,816	2.0
Fiat SpA	2,511,230	1.9
Nomura Holdings, Inc.	2,478,421	1.9
Investimentos Itau, SA	2,282,153	1.7
Mitsubishi UFJ Financial Group, Inc.	2,226,179	1.7
Cia Vale Do Rio Doce (ADR and Sponsored ADR)	2,203,945	1.7
Banco Bilbao Vizcaya Argentaria, SA	2,133,739	1.6

	$25,580,442	19.5%

SECTOR DIVERSIFICATION

June 30, 2007 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$34,684,672	26.6%
Consumer Discretionary	16,819,365	12.9
Industrials	14,054,740	10.8
Health Care	12,186,515	9.3
Telecommunication Services	11,006,297	8.4
Consumer Staples	10,820,614	8.3
Energy	10,365,080	7.9
Information Technology	7,392,576	5.7
Materials	6,287,490	4.8
Utilities	4,501,401	3.5
Short-Term Investments	2,326,000	1.8

Total Investments	$130,444,750	100.0%

*	Long-term investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

INTERNATIONAL GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Japan	$18,270,411	14.0%
France	17,451,983	13.4
United Kingdom	14,512,368	11.1
Switzerland	13,232,553	10.1
Brazil	7,802,765	6.0
Spain	5,834,839	4.5
Italy	5,400,604	4.1
South Africa	4,123,264	3.2
Mexico	4,053,394	3.1
Germany	3,640,479	2.8
Australia	3,565,683	2.7
Russia	3,152,036	2.4
Other	27,078,371	20.8
Short-Term Investments	2,326,000	1.8

Total Investments	$130,444,750	100.0%

*	The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represents 2.4% or less in the following countries: Austria, Canada, Chile, China, Czech Republic, Egypt, Finland, Greece, Hungary, India, Indonesia, Ireland, Israel, Luxembourg, Malaysia, Netherlands, South Korea, Sweden, Taiwan and Turkey.

3

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.8%

FINANCIALS–26.5%
CAPITAL MARKETS–7.8%
3i Group PLC	56,766	$1,321,377
Credit Suisse Group	43,820	3,110,829
Macquarie Bank Ltd.	21,694	1,558,176
Nomura Holdings, Inc.	127,600	2,478,421
UBS AG (Swiss Virt-X)	28,895	1,728,046

		10,196,849

COMMERCIAL BANKS–15.9%
Allied Irish Banks PLC	38,326	1,046,949
Anglo Irish Bank Corp. PLC (Dublin)	55,731	1,143,793
Banco Bilbao Vizcaya Argentaria SA	87,252	2,133,739
Banco Santander Chile, SA (ADR)	6,300	312,102
Bank Central Asia Tbk PT	995,500	600,281
Bank Hapoalim BM	120,758	588,321
BNP Paribas SA	15,702	1,865,140
Commerzbank AG	20,805	992,309
Industrial & Commercial Bank of China, Ltd.—Class H	2,692,000	1,496,369
Investimentos Itau, SA	367,162	2,282,153
Kookmin Bank (ADR)	14,308	1,255,098
Malayan Banking Bhd	246,100	855,224
Mitsubishi UFJ Financial Group, Inc.	202	2,226,179
Turkiye Is Bankasi—Class C	207,668	964,953
UniCredito Italiano SpA	323,500	2,889,374
VTB Bank OJSC (GDR)(a)(b)	10,500	115,290

		20,767,274

DIVERSIFIED FINANCIAL SERVICES–1.8%
FirstRand Ltd.	383,559	1,219,265
ING Groep NV	25,557	1,124,861

		2,344,126

INSURANCE–1.0%
Prudential PLC	1,085	15,444
Swiss Reinsurance	14,923	1,360,979

		1,376,423

		34,684,672

CONSUMER DISCRETIONARY–12.8%
AUTO COMPONENTS–0.8%
Denso Corp.	27,700	1,083,365

AUTOMOBILES–2.7%
Fiat SpA	84,545	2,511,230
Suzuki Motor Corp.	37,100	1,053,566

		3,564,796

Company	Shares	U.S. $ Value

HOTELS, RESTAURANTS & LEISURE–2.1%
Accor SA	18,507	$1,636,033
OPAP, SA	30,727	1,085,686

		2,721,719

HOUSEHOLD DURABLES–1.4%
Daiwa House Industry Co. Ltd.	37,000	528,840
Sony Corp.	12,700	651,914
Urbi Desarrollos Urbanos SA de C.V.(b)	149,800	689,827

		1,870,581

MEDIA–3.7%
Eutelsat Communications(b)	16,110	391,696
Grupo Televisa SA (ADR)	30,900	853,149
Naspers Ltd.—Class N	43,353	1,113,842
SES Global -FDR	27,855	601,541
Societe Television Francaise 1	27,255	942,039
WPP Group PLC	62,895	940,687

		4,842,954

MULTILINE RETAIL–0.8%
Lotte Shopping Co. Ltd.	2,765	1,077,158

SPECIALTY RETAIL–1.3%
Fast Retailing Co. Ltd.	8,100	576,521
Inditex SA	12,479	734,503
Praktiker Bau- und Heimwerkermaerkte AG	8,574	347,768

		1,658,792

		16,819,365

INDUSTRIALS–10.7%
AEROSPACE & DEFENSE–0.6%
BAE Systems PLC	96,244	776,640

AIRLINES–0.6%
easyJet PLC(b)	71,197	745,657

BUILDING PRODUCTS–1.9%
Asahi Glass Co. Ltd.	48,000	647,204
Cie de Saint-Gobain	16,134	1,807,373

		2,454,577

COMMERCIAL SERVICES & SUPPLIES–1.0%
Capita Group PLC	93,365	1,355,365

CONSTRUCTION & ENGINEERING–1.2%
Vinci SA	20,692	1,544,391

ELECTRICAL EQUIPMENT–0.4%
Fuji Electric Holdings Co. Ltd.	109,000	552,883

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INDUSTRIAL CONGLOMERATES–0.6%
Barloworld Ltd.	26,031	$723,306

MACHINERY–2.0%
Atlas Copco AB	96,822	1,612,693
Hitachi Construction Machinery Co. Ltd.	22,100	767,885
Tata Motors Ltd.	17,660	290,857

		2,671,435

TRADING COMPANIES & DISTRIBUTORS–1.6%
Mitsui & Co. Ltd.	67,000	1,337,119
Wolseley PLC	34,083	817,982

		2,155,101

TRANSPORTATION INFRASTRUCTURE–0.8%
Cia de Concessoes Rodoviarias	24,400	453,215
Fraport AG Frankfurt Airport Services Worldwide	8,738	622,170

		1,075,385

		14,054,740

HEALTH CARE–9.3%
BIOTECHNOLOGY–1.5%
CSL Ltd./Australia	26,969	2,007,506

HEALTH CARE EQUIPMENT & SUPPLIES–2.0%
Essilor International SA	14,670	1,747,282
Nobel Biocare Holding AG	2,625	856,882

		2,604,164

PHARMACEUTICALS–5.8%
Merck KGaA	12,266	1,678,232
Novartis AG	35,212	1,976,822
Roche Holding AG	8,794	1,558,179
Shionogi & Co. Ltd.	72,000	1,173,612
Teva Pharmaceutical Industries, Ltd. (ADR)	28,800	1,188,000

		7,574,845

		12,186,515

TELECOMMUNICATION SERVICES–8.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.7%
Telefonica SA	68,343	1,520,910
Telekom Austria AG	34,697	864,053
Telekomunikasi Indonesia Tbk PT	1,120,500	1,215,506

		3,600,469

Company	Shares	U.S. $ Value

WIRELESS TELECOMMUNICATION SERVICES–5.7%
America Movil SAB de CV Series L (ADR)	32,600	$2,018,918
Bharti Airtel Ltd.(b)	94,349	1,939,289
MTN Group Ltd.	78,486	1,066,852
NTT DoCoMo, Inc.	404	638,966
Orascom Telecom Holding SAE (GDR)(a)	10,604	688,200
Turkcell Iletisim Hizmet AS	0	3
Vimpel-Communications (ADR)	10,000	1,053,600

		7,405,828

		11,006,297

CONSUMER STAPLES–8.3%
BEVERAGES–1.6%
Fomento Economico Mexicano SAB de CV (ADR)	12,500	491,500
Pernod-Ricard, SA	7,272	1,605,566

		2,097,066

FOOD PRODUCTS–2.0%
Nestle SA	6,950	2,640,816

PERSONAL PRODUCTS–1.5%
L’Oreal SA	16,613	1,963,668

TOBACCO–3.2%
Altadis SA	14,290	944,417
British American Tobacco PLC	38,162	1,301,533
Japan Tobacco, Inc.	380	1,873,114

		4,119,064

		10,820,614

ENERGY–7.9%
ENERGY EQUIPMENT & SERVICES–0.6%
Technip SA	10,224	845,039

OIL, GAS & CONSUMABLE FUELS–7.3%
Gazprom OAO (ADR)	33,207	1,391,373
MOL Hungarian Oil and Gas NyRt	4,281	645,049
Petro-Canada	21,605	1,150,982
Petroleo Brasileiro SA (NY) (ADR)	17,300	1,845,564
Royal Dutch Shell PLC—Class A	33,979	1,383,317
Total SA	38,281	3,103,756

		9,520,041

		10,365,080

5

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INFORMATION TECHNOLOGY–5.7%
COMMUNICATIONS EQUIPMENT–1.5%
Nokia OYJ	68,283	$1,917,748

ELECTRONIC EQUIPMENT & INSTRUMENTS–1.2%
AU Optronics Corp. (ADR)	28,000	481,600
Hoya Corp.	16,400	544,039
Integra Group Holdings (GDR)(b)	32,515	591,773

		1,617,412

IT SERVICES–1.4%
Indra Sistemas SA	20,102	501,269
LogicaCMG PLC	266,999	809,117
Tata Consultancy Services Ltd.	20,335	575,229

		1,885,615

OFFICE ELECTRONICS–1.3%
Canon, Inc.	28,100	1,647,869

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.3%
Novatek Microelectronics Corp. Ltd.	62,000	323,932

		7,392,576

MATERIALS–4.8%
CHEMICALS–0.4%
Nitto Denko Corp.	9,700	488,914

METALS & MINING–4.4%
Cia Vale do Rio Doce (ADR)	29,500	1,314,225
Cia Vale do Rio Doce (Sponsored)(ADR)	23,600	889,720
Rio Tinto PLC	17,840	1,364,828
Usinas Siderurgicas de Minas Gerais SA	9,300	612,768
Xstrata PLC	27,162	1,617,035

		5,798,576

		6,287,490

Company	Shares	U.S. $ Value

UTILITIES–3.4%
ELECTRIC UTILITIES–1.8%
CEZ	16,820	$864,927
Cia Energetica de Minas Gerais (ADR)	19,200	405,120
Fortum Oyj	37,378	1,167,969

		2,438,016

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.8%
International Power PLC	122,433	1,052,396

MULTI-UTILITIES–0.8%
National Grid PLC	68,517	1,010,989

		4,501,401

Total Common Stocks (cost $95,366,660)		128,118,750

	Principal Amount (000)

SHORT-TERM INVESTMENTS–1.8%
TIME DEPOSIT–1.8%
The Bank of New York 4.25%, 7/02/07 (cost $2,326,000)	$2,326	2,326,000

TOTAL INVESTMENTS–99.6% (cost $97,692,660)		130,444,750
Other assets less liabilities–0.4%		531,156

NET ASSETS–100.0%		$130,975,906

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the aggregate market value of these securities amounted to $803,490 or 0.6% of net assets.

(b)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

See Notes to Financial Statements.

6

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $97,692,660)	$130,444,750
Cash	386
Foreign cash, at value (cost $442,347)	447,045
Dividends and interest receivable	269,000
Receivable for capital stock sold	172,175

Total assets	131,333,356

LIABILITIES
Payable for capital stock redeemed	88,206
Advisory fee payable	82,887
Custodian fee payable	66,673
Payable for investment securities purchased	44,881
Printing fee payable	19,857
Administrative fee payable	19,261
Foreign capital gain tax payable	10,043
Distribution fee payable	8,306
Transfer Agent fee payable	59
Accrued expenses	17,277

Total liabilities	357,450

NET ASSETS	$130,975,906

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,416
Additional paid-in capital	87,206,403
Undistributed net investment income	978,322
Accumulated net realized gain on investment and foreign currency transactions	9,999,003
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	32,787,762

$130,975,906

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$91,592,069	3,082,629	$29.71
B	$39,383,837	1,332,976	$29.55

See Notes to Financial Statements.

7

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $259,687)	$1,691,863
Interest	65,060

Total investment income	1,756,923

EXPENSES
Advisory fee	467,267
Distribution fee—Class B	47,528
Transfer agency—Class A	1,320
Transfer agency—Class B	579
Custodian	147,528
Administrative	47,000
Audit	19,121
Printing	17,206
Legal	3,153
Directors’ fees	721
Miscellaneous	6,066

Total expenses	757,489

Net investment income	999,434

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	10,058,644
Foreign currency transactions	(16,432)
Net change in unrealized appreciation/depreciation of:
Investments	1,274,518	(a)
Foreign currency denominated assets and liabilities	2,981

Net gain on investment and foreign currency transactions	11,319,711

NET INCREASE IN NET ASSETS FROM OPERATIONS	$12,319,145

(a)	Net of accrued foreign capital gain taxes of $28,181.

See Notes to Financial Statements.

8

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$999,434	$1,048,609
Net realized gain on investment and foreign currency transactions	10,042,212	14,218,388
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,277,499	8,168,028

Net increase in net assets from operations	12,319,145	23,435,025
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(845,267)	(654,473)
Class B	(287,688)	(210,045)
Net realized gain on investment and foreign currency transactions
Class A	(9,723,300)	(436,315)
Class B	(4,187,332)	(172,059)
CAPITAL STOCK TRANSACTIONS
Net increase	16,723,921	11,361,709

Total increase	13,999,479	33,323,842
NET ASSETS
Beginning of period	116,976,427	83,652,585

End of period (including undistributed net investment income of $978,322 and $1,111,843, respectively)	$130,975,906	$116,976,427

See Notes to Financial Statements.

9

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

10

AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. Prior to September 7, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $47,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2007.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2007, amounted to $183,388, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

11

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $391 for the six months ended June 30, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12B-1 under the Investment Company Act of 1940. Under the Plan the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$53,995,667		$49,736,310
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$33,979,076
Gross unrealized depreciation	(1,226,986)

Net unrealized appreciation	$32,752,090

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

12

AllianceBernstein Variable Products Series Fund

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Class A
Shares sold	534,193	1,366,384	$16,975,664	$36,908,105
Shares issued in reinvestment of dividends and distributions	356,204	43,131	10,568,567	1,090,788
Shares redeemed	(496,301)	(1,128,436)	(15,624,272)	(29,927,872)

Net increase	394,096	281,079	$11,919,959	$8,071,021

Class B
Shares sold	177,391	492,302	$5,573,731	$13,161,869
Shares issued in reinvestment of dividends and distributions	151,644	15,175	4,475,020	382,104
Shares redeemed	(165,631)	(381,609)	(5,244,789)	(10,253,285)

Net increase	163,404	125,868	$4,803,962	$3,290,688

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

13

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2007.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$864,518	$248,717
Long-term capital gains	608,374	–0	–

Total taxable distributions	1,472,892	248,717

Total distributions paid	$1,472,892	$248,717

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,241,761
Undistributed long term capital gain	11,781,216
Unrealized appreciation/(depreciation)	31,466,552	(a)

Total accumulated earnings/(deficit)	$46,489,529

(a)	The difference between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the tax treatment of passive foreign investment companies.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund’s investment advisory agreement was amended to reflect

14

AllianceBernstein Variable Products Series Fund

the reduced advisory fee. For more information on this waiver and amendment to the Fund’s investment advisory agreement, please see “Advisory Fee and Other Transactions with Affiliates” above.

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

In addition, the Independent Directors of the Fund (“the Independent Directors”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA

15

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

16

INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31,
2006	2005	2004	2003	2002
Net asset value, beginning of period	$30.37	$24.27	$20.18	$16.28	$11.48	$12.18

Income From Investment Operations
Net investment income (a)	.26	.30	.25	.11	(b)	.04	.07	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.96	6.18	3.94	3.83	4.91	(.56)

Net increase (decrease) in net asset value from operations	3.22	6.48	4.19	3.94	4.95	(.49)

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.23)	(.10)	(.04)	(.15)	(.21)
Distributions from net realized gain on investment and foreign currency transactions	(3.57)	(.15)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(3.88)	(.38)	(.10)	(.04)	(.15)	(.21)

Net asset value, end of period	$29.71	$30.37	$24.27	$20.18	$16.28	$11.48

Total Return
Total investment return based on net asset value (c)	10.61%	27.04%	20.84%	24.27%	43.46%	(4.19)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$91,592	$81,655	$58,438	$41,198	$34,302	$27,136
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.14	%(d)	1.23	%(e)	1.41%	1.65%	2.17%	1.54%
Expenses, before waivers and reimbursements	1.14	%(d)	1.23	%(e)	1.41%	1.81%	2.17%	1.98%
Net investment income	1.68	%(d)	1.11	%(e)	1.16%	.65	%(b)	.34%	.61	%(b)
Portfolio turnover rate	41%	74%	43%	60%	44%	46%

See footnote summary on page 18.

17

INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31,
2006	2005	2004	2003	2002
Net asset value, beginning of period	$30.20	$24.16	$20.11	$16.24	$11.47	$12.17

Income From Investment Operations
Net investment income (a)	.22	.22	.21	.07	(b)	.02	.03	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.95	6.16	3.91	3.82	4.88	(.53)

Net increase (decrease) in net asset value from operations	3.17	6.38	4.12	3.89	4.90	(.50)

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.19)	(.07)	(.02)	(.13)	(.20)
Distributions from net realized gain on investment and foreign currency transactions	(3.57)	(.15)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(3.82)	(.34)	(.07)	(.02)	(.13)	(.20)

Net asset value, end of period	$29.55	$30.20	$24.16	$20.11	$16.24	$11.47

Total Return
Total investment return based on net asset value (c)	10.48%	26.70%	20.55%	23.97%	43.07%	(4.26)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,384	$35,321	$25,215	$14,501	$7,376	$3,609
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.39	%(d)	1.48	%(e)	1.66%	1.90%	2.41%	1.79%
Expenses, before waivers and reimbursements	1.39	%(d)	1.48	%(e)	1.66%	2.06%	2.41%	2.23%
Net investment income	1.43	%(d)	.81	%(e)	.95%	.41	%(b)	.13%	.28	%(b)
Portfolio turnover rate	41%	74%	43%	60%	44%	46%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived or reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

18

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein International Growth Portfolio (the “Portfolio”) at a meeting held on May 1-3, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Portfolio were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability

19

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”) for periods ended December 31, 2006 over the 1-, 3-, 5- and 10-year periods, and information prepared by the Adviser showing performance of the Class A Shares as compared to the Morgan Stanley Capital International All Country World (ex-US) Index (Net) (the “Index”) over the 1-, 3- and 5-year periods. The directors noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 1st quintile in all periods reviewed except in the 1- and 3-year periods when the Portfolio was in the 2nd quintile in the Performance Group comparison. The comparative information showed that the Portfolio outperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a

20

AllianceBernstein Variable Products Series Fund

broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s at approximate current size contractual advisory effective fee rate of 75 basis points, plus the 8 basis point impact of the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and Expense Universe medians. The directors noted that the Portfolio’s relatively modest size (less than $125 million as of February 28, 2007) adversely affected the Portfolio’s expense ratio. For example, it resulted in the administrative expense reimbursement, which does not vary with a Portfolio’s size, having a significant effect on the Portfolio’s expense ratio. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio’s expense ratio was acceptable in the Portfolio’s particular circumstances.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio’s net assets.

21

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Portfolio
International	75 bp on 1st $2.5 billion	$120.5	International Growth
	65 bp on next $2.5 billion		Portfolio
	60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.08% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio		Fiscal Year
International Growth Portfolio	Class A	1.23%	December 31
	Class B	1.48%

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

22

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a somewhat similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2007 net assets:

Portfolio	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee[5]
International Growth Portfolio	$120.5	International Large Cap	0.566%	0.750%
		Growth Schedule[6]
		80 bp on 1st $25m
		60 bp on next $25m
		50 bp on next $50m
		40 bp on the balance
		Minimum account size $25m

The Adviser also manages AllianceBernstein International Growth Fund, Inc. a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein International Growth Fund, Inc.:7

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
International Growth Portfolio	International Growth Fund, Inc.	0.75% on first $2.5 billion	0.75%
		0.65% on next $2.5 billion
		0.60% on the balance

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	Fund advisory fee based on February 28, 2007 net assets.

6	Fees shown for the International Large Cap Growth Strategy, which is similar but more concentrated that the Portfolio’s strategy.

7	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

23

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Group Median	Rank
International Growth Portfolio	0.750	0.955	2/12

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[12]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
International Growth Portfolio	1.414	1.207	10/12	1.126	20/22

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year end Class A total expense ratio.

24

AllianceBernstein Variable Products Series Fund

practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $76,398 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payment in the amount of $252,888 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.13

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

13	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2006.

25

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio14 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)15 for the periods ended December 31, 2006.16

International Growth Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	27.04	25.95	24.13	4/12	6/30
3 year	24.02	19.88	18.37	3/11	5/26
5 year	21.26	11.94	12.05	1/11	2/26
10 year	12.53	8.27	7.96	1/7	2/14

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)17 versus its benchmark.18 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.19

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
International Growth Portfolio	27.04	24.02	21.26	12.53	12.66	14.07	1.27	5
MSCI All Country World ex US Index (Net)	26.65	21.32	16.42	N/A	N/A	13.66	1.01	5
MSCI World ex US Index (Net)	25.71	20.10	15.25	7.96	7.87	13.37	0.95	5

Inception Date: September 23, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

14	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

15	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

16	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

17	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

18	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

19	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

26

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Research Growth Portfolio

June 30, 2007

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL RESEARCH GROWTH PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Research Growth Portfolio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,118.58	$6.57	1.25%
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.26	1.25%

Class B
Actual	$1,000	$1,117.12	$7.87	1.50%
Hypothetical (5% return before expenses)	$1,000	$1,017.36	$7.50	1.50%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

INTERNATIONAL RESEARCH GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Credit Suisse Group	$3,070,861	3.7%
UBS AG	2,442,169	3.0
Macquarie Bank Ltd.	2,197,780	2.7
Rio Tinto PLC	2,052,291	2.5
Cia Vale do Rio Doce ADR	1,764,360	2.2
Xstrata PLC	1,717,645	2.1
QBE Insurance Group Ltd.	1,637,796	2.0
UniCredito Italiano SpA	1,615,486	2.0
Total SA	1,600,241	2.0
Nokia OYJ	1,599,036	1.9

	$19,697,665	24.1%

SECTOR DIVERSIFICATION

June 30, 2007 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$24,124,347	29.9%
Energy	10,854,620	13.5
Consumer Discretionary	8,718,449	10.8
Industrials	7,568,650	9.4
Materials	7,260,850	9.0
Information Technology	5,535,151	6.9
Consumer Staples	5,226,997	6.5
Telecommunication Services	4,829,798	6.0
Health Care	4,829,222	6.0
Utilities	1,216,988	1.5
Short-Term Investments	435,000	0.5

Total Investments	$80,600,072	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

INTERNATIONAL RESEARCH GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United Kingdom	$12,009,109	14.9%
Switzerland	11,551,844	14.3
Japan	8,496,640	10.5
France	8,136,206	10.1
Australia	7,796,345	9.7
Brazil	4,460,639	5.5
Italy	3,179,570	4.0
China	2,991,298	3.7
Russia	2,593,026	3.2
Spain	2,477,591	3.1
Mexico	2,060,421	2.6
Germany	1,831,395	2.3
Other*	12,580,988	15.6
Short-Term Investments	435,000	0.5

Total Investments	$80,600,072	100.0%

*	The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represents 2.0% or less in the following countries: Argentina, Austria, Canada, Egypt, Finland, Hong Kong, India, Indonesia, Ireland, Israel, Malaysia, Netherlands, Netherlands Antilles, Singapore, Sweden, Taiwan and Turkey.

3

INTERNATIONAL RESEARCH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.0%

FINANCIALS–29.5%
CAPITAL MARKETS–13.6%
BlueBay Asset Management/United Kingdom(a)	59,876	$591,734
Credit Suisse Group	43,257	3,070,861
Macquarie Bank Ltd.	30,599	2,197,781
Man Group PLC	80,333	977,164
Nomura Holdings, Inc.	43,800	850,743
Partners Group	7,553	1,013,473
UBS AG (Swiss Virt-X)	40,836	2,442,169

		11,143,925

COMMERCIAL BANKS–12.1%
Allied Irish Banks PLC	24,358	665,618
Anglo Irish Bank Corp. PLC (London Exchange)	45,102	917,201
Banco Bilbao Vizcaya Argentaria SA	28,317	692,489
Bank Mandiri Persero Tbk PT	1,479,500	511,478
BNP Paribas SA	5,018	596,056
China Construction Bank Corp.–Class H	1,453,000	999,152
Industrial & Commercial Bank of China, Ltd.–Class H	1,459,000	810,996
Investimentos Itau SA	88,455	549,806
Malayan Banking Berhad	216,400	752,013
Standard Chartered	38,798	1,265,489
Turkiye Is Bankasi–Class C	103,535	481,086
UniCredito Italiano SpA	180,873	1,615,486

		9,856,870

DIVERSIFIED FINANCIAL SERVICES–1.0%
Deutsche Boerse AG	3,316	372,320
IG Group Holdings PLC	72,801	429,800

		802,120

INSURANCE–2.8%
QBE Insurance Group Ltd.	62,073	1,637,796
Swiss Reinsurance	7,496	683,636

		2,321,432

		24,124,347

ENERGY–13.3%
ENERGY EQUIPMENT & SERVICES–3.5%
Schlumberger, Ltd.	5,700	484,158
Tenaris SA (ADR)	20,000	979,200
WorleyParsons Ltd.	48,556	1,396,718

		2,860,076

OIL, GAS & CONSUMABLE FUELS–9.8%
Addax Petroleum Corp.	6,892	257,758
China Shenhua Energy Co. Ltd.–Class H	338,500	1,181,150
Gazprom OAO (ADR)	31,871	1,335,395
LUKOIL (ADR)	12,420	952,614

Company	Shares	U.S. $ Value

Oil Search Ltd.	259,601	$921,838
Origin Energy Ltd.	60,675	510,194
Petroleo Brasileiro SA (NY) (ADR)	11,580	1,235,354
Total SA	19,737	1,600,241

		7,994,544

		10,854,620

CONSUMER DISCRETIONARY–10.6%
AUTO COMPONENTS–0.6%
Denso Corp.	13,500	527,994

AUTOMOBILES–2.2%
Fiat SpA	45,887	1,362,976
Suzuki Motor Corp.	15,000	425,970

		1,788,946

HOTELS RESTAURANTS & LEISURE–1.9%
Accor SA	7,347	649,481
Punch Taverns PLC	35,983	882,785

		1,532,266

HOUSEHOLD DURABLES–1.1%
Gafisa SA (ADR)(a)	6,800	212,160
Sony Corp.	6,600	338,790
Urbi Desarrollos Urbanos SA de C.V.(a)	72,100	332,019

		882,969

LEISURE EQUIPMENT & PRODUCTS–0.6%
Largan Precision Co., Ltd.	37,000	518,372

MEDIA–3.0%
Eutelsat Communications	14,804	359,942
Grupo Televisa SA (ADR)	21,300	588,093
Pearson PLC	28,880	486,490
Premiere AG(a)	20,035	479,320
WPP Group PLC	34,906	522,071

		2,435,916

SPECIALTY RETAIL–1.0%
Esprit Holdings Ltd.	31,369	398,558
Inditex SA	7,345	432,320

		830,878

TEXTILES APPAREL & LUXURY GOODS–0.2%
Geox SpA	10,919	201,108

		8,718,449

INDUSTRIALS–9.2%
AEROSPACE & DEFENSE–0.7%
BAE Systems PLC	76,137	614,387

BUILDING PRODUCTS–0.9%
Asahi Glass Co. Ltd.	22,000	296,635
Cie de Saint-Gobain	3,873	433,864

		730,499

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMERCIAL SERVICES & SUPPLIES–0.6%
Michael Page International PLC	49,605	$521,148

CONSTRUCTION & ENGINEERING–1.1%
Vinci SA	11,580	864,297

ELECTRICAL EQUIPMENT–0.6%
ABB Ltd.	14,588	328,927
Fuji Electric Holdings Co. Ltd.	31,000	157,242

		486,169

MACHINERY–2.9%
Atlas Copco AB	68,634	1,143,186
Komatsu Ltd.	26,300	762,255
NGK Insulators Ltd.	9,000	221,032
NSK Ltd.	23,000	237,783

		2,364,256

TRADING COMPANIES & DISTRIBUTORS–2.4%
Mitsubishi Corp.	35,500	930,172
Mitsui & Co. Ltd.	53,000	1,057,722

		1,987,894

		7,568,650

MATERIALS–8.9%
CHEMICALS–1.5%
Bayer AG	8,099	610,067
Incitec Pivot Ltd.	4,852	327,849
Nitto Denko Corp.	5,800	292,340

		1,230,256

METALS & MINING–7.4%
Cia Vale do Rio Doce (ADR)	46,800	1,764,360
Minara Resources Ltd.	80,921	496,297
Rio Tinto PLC	26,826	2,052,291
Xstrata PLC	28,852	1,717,646

		6,030,594

		7,260,850

INFORMATION TECHNOLOGY–6.8%
COMMUNICATIONS EQUIPMENT–2.0%
Delta Networks, Inc.(a)	25,000	14,388
Nokia OYJ	56,935	1,599,035

		1,613,423

ELECTRONIC EQUIPMENT & INSTRUMENTS–0.7%
AU Optronics Corp.	126,000	215,243
Hoya Corp.	9,900	328,414

		543,657

IT SERVICES–1.4%
Cap Gemini SA	3,711	271,307
Infosys Technologies Ltd. (ADR)	12,300	619,674
Otsuka Corp.	2,600	246,583

		1,137,564

OFFICE ELECTRONICS–1.6%
Canon, Inc.	22,100	1,296,011

Company	Shares	U.S. $ Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.1%
ASML Holding NV(a)	9,132	$250,905
Chartered Semiconductor Manufacturing, Ltd. (a)	450,000	395,781
Novatek Microelectronics Corp. Ltd.	57,000	297,809

		944,495

		5,535,150

CONSUMER STAPLES–6.4%
BEVERAGES–1.8%
Fomento Economico Mexicano SAB de CV (ADR)	14,668	576,746
Pernod–Ricard, SA	3,904	861,954

		1,438,700

FOOD PRODUCTS–1.7%
Nestle SA	3,684	1,399,823

PERSONAL PRODUCTS–1.1%
L’Oreal SA	7,431	878,349

TOBACCO–1.8%
Altadis SA	5,489	362,764
British American Tobacco PLC	26,126	891,040
Japan Tobacco, Inc.	52	256,321

		1,510,125

		5,226,997

TELECOMMUNICATION SERVICES–5.9%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.7%
Iliad SA	3,560	358,591
Neuf Cegetel(a)	9,442	369,426
Telefonica SA	44,487	990,017
Telekom Austria AG	19,736	491,482

		2,209,516

WIRELESS TELECOMMUNICATION SERVICES–3.2%
America Movil SAB de CV Series L (ADR)	9,100	563,563
Bharti Airtel Ltd.(a)	11,968	245,996
China Mobile Ltd.	14,271	153,542
Orascom Telecom Holding SAE (GDR)(b)	4,547	295,100
Vimpel–Communications (ADR)	2,895	305,017
Vodafone Group PLC	315,465	1,057,064

		2,620,282

		4,829,798

HEALTH CARE–5.9%
BIOTECHNOLOGY–0.4%
CSL Ltd./Australia	4,136	307,874

5

INTERNATIONAL RESEARCH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE EQUIPMENT & SUPPLIES–1.5%
Essilor International SA	7,495	$892,698
Nobel Biocare Holding AG	1,108	361,686

		1,254,384

PHARMACEUTICALS–4.0%
Daiichi Sankyo Co. Ltd.	10,200	270,633
Merck KGaA	2,702	369,687
Novartis AG	19,671	1,104,341
Roche Holding AG	6,473	1,146,929
Teva Pharmaceutical Industries, Ltd. (ADR)	9,100	375,375

		3,266,965

		4,829,223

UTILITIES–1.5%
ELECTRIC UTILITIES–0.9%
Cia Energetica de Minas Gerais (ADR)	33,126	698,958

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.6%
NTPC Ltd.	138,000	518,030

		1,216,988

Total Common Stocks (cost $59,143,208)		80,165,072

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–0.6%
TIME DEPOSIT–0.6%
The Bank of New York 4.25%, 7/02/07 (cost $435,000)	435	$435,000

TOTAL INVESTMENTS–98.6%
(cost $59,578,208)		80,600,072
Other assets less liabilities–1.4%		1,175,695

NET ASSETS–100.0%		$81,775,767

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the aggregate market value of these securities amounted to $295,100 or 0.4% of net assets.

Glossary:

ADR–American Depositary Receipt

GDR–Global Depositary Receipt

See Notes to Financial Statements.

6

INTERNATIONAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $59,578,208)	$80,600,072
Cash	6,063
Foreign cash, at value (cost $1,366,440)	1,372,233
Receivable for investment securities sold and foreign currency contracts	2,783,416
Dividends and interest receivable	267,864
Receivable for capital stock sold	23,079

Total assets	85,052,727

LIABILITIES
Payable for investment securities purchased and foreign currency contracts	2,970,883
Payable for capital stock redeemed	119,029
Advisory fee payable	52,147
Foreign capital gain tax payable	42,269
Administrative fee payable	19,185
Distribution fee payable	2,585
Transfer Agent fee payable	59
Accrued expenses	70,803

Total liabilities	3,276,960

NET ASSETS	$81,775,767

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,522
Additional paid-in capital	51,615,730
Undistributed net investment income	566,093
Accumulated net realized gain on investment and foreign currency transactions	8,568,035
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	21,022,387

$81,775,767

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$69,604,588	2,993,745	$23.25
B	$12,171,179	528,316	$23.04

See Notes to Financial Statements.

7

INTERNATIONAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $117,494)	$1,090,299
Interest	30,040

Total investment income	1,120,339

EXPENSES
Advisory fee	298,867
Distribution fee—Class B	15,085
Transfer agency—Class A	1,395
Transfer agency—Class B	249
Custodian	113,257
Administrative	47,000
Audit	19,326
Printing	10,450
Legal	5,350
Directors’ fees	721
Miscellaneous	2,694

Total expenses	514,394

Net investment income	605,945

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	8,714,605
Foreign currency transactions	(38,401)
Net change in unrealized appreciation/depreciation of:
Investments	(420,674	)(a)
Foreign currency denominated assets and liabilities	(3,135)

Net gain on investment and foreign currency transactions	8,252,395

NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,858,340

(a)	Net of accrued foreign capital loss taxes of $18,788.

See Notes to Financial Statements.

8

INTERNATIONAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$605,945	$527,078
Net realized gain on investment and foreign currency transactions	8,676,204	12,764,940
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(423,809)	4,487,325

Net increase in net assets from operations	8,858,340	17,779,343
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(471,909)	(276,971)
Class B	(54,905)	(27,309)
Net realized gain on investment and foreign currency transactions
Class A	(5,676,789)	–0–
Class B	(1,002,501)	–0–
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	125,998	(13,056,548)

Total increase	1,778,234	4,418,515
NET ASSETS
Beginning of period	79,997,533	75,579,018

End of period (including undistributed net investment income of $566,093 and $486,962, respectively)	$81,775,767	$79,997,533

See Notes to Financial Statements.

9

INTERNATIONAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Research Growth Portfolio (the “Portfolio”), is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Pur -

10

AllianceBernstein Variable Products Series Fund

chases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $47,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2007.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2007 amounted to $120,846, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $391 for the six months ended June 30, 2007.

11

INTERNATIONAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$37,109,355		$44,329,781
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$21,207,776
Gross unrealized depreciation	(185,912)

Net unrealized appreciation	$21,021,864

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

12

AllianceBernstein Variable Products Series Fund

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Class A
Shares sold	158,716	324,654	$3,940,493	$6,617,370
Shares issued in reinvestment of dividends and distributions	266,408	14,547	6,148,698	276,971
Shares redeemed	(415,629)	(974,629)	(9,853,211)	(19,408,701)

Net increase (decrease)	9,495	(635,428)	$235,980	$(12,514,360)

Class B
Shares sold	30,494	173,170	$727,618	$3,452,225
Shares issued in reinvestment of dividends and distributions	46,236	1,446	1,057,406	27,309
Shares redeemed	(80,909)	(204,263)	(1,895,006)	(4,021,722)

Net decrease	(4,179)	(29,647)	$(109,982)	$(542,188)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and

13

INTERNATIONAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2007.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$304,280	$324,305

Total taxable distributions	304,280	324,305

Total distributions paid	$304,280	$324,305

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$803,705
Undistributed long term capital gains	6,381,072
Accumulated capital and other losses	(20,607	)(a)
Unrealized appreciation/(depreciation)	21,340,109	(b)

Total accumulated earnings/(deficit)	$28,504,279

(a)	On December 31, 2006, the Portfolio had a net capital loss carryforward of $20,607 of which $20,607 will expire in the year 2008. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio’s merger with Brinson Series Trust Global Equity Portfolio, may apply. During the fiscal year, the Portfolio utilized capital loss carryforwards of $6,087,308.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund’s investment advisory agreement was amended to reflect

14

AllianceBernstein Variable Products Series Fund

the reduced advisory fee. For more information on this waiver and amendment to the Fund’s investment advisory agreement, please see “Advisory Fee and Other Transactions with Affiliates” above.

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

In addition, the Independent Directors of the Fund (“the Independent Directors”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

15

INTERNATIONAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

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INTERNATIONAL RESEARCH GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31,
			2006		2005		2004		2003		2002
Net asset value, beginning of period	$22.78		$18.09		$15.26		$13.01		$ 9.90		$11.69

Income From Investment Operations
Net investment income (a)	.18		.14		.11		.08	(b)	.02		–0	–(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.51		4.63		2.80		2.20		3.11		(1.78)
Contribution from Adviser	–0	–	–0	–	–0	–	.01		–0	–	–0	–

Net increase (decrease) in net asset value from operations	2.69		4.77		2.91		2.29		3.13		(1.78)

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.08)		(.08)		(.04)		(.02)		(.01)
Distributions from net realized gain on investment and foreign currency transactions	(2.05)		–0	–	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(2.22)		(.08)		(.08)		(.04)		(.02)		(.01)

Net asset value, end of period	$23.25		$22.78		$18.09		$15.26		$13.01		$ 9.90

Total Return
Total investment return based on net asset value (c)	11.86%		26.45%		19.16%		17.62%		31.59%		(15.28)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$69,605		$67,982		$65,496		$58,341		$53,425		$46,478
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.25	%(d)	1.25	%(e)	1.30%		1.33%		1.80%		1.36%
Expenses, before waivers and reimbursements	1.25	%(d)	1.25	%(e)	1.30%		1.50%		1.80%		1.66%
Net investment income	1.56	%(d)	.71	%(e)	.67%		.63	%(b)	.22%		.04	%(b)
Portfolio turnover rate	48%		79%		93%		128%		96%		70%

See footnote summary on page 18.

17

INTERNATIONAL RESEARCH GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31,
2006	2005	2004	2003	2002
Net asset value, beginning of period	$22.57	$17.94	$15.15	$12.93	$ 9.87	$11.68

Income From Investment Operations
Net investment income (loss) (a)	.15	.09	.06	.05	(b)	(.02)	(.03	)(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.48	4.59	2.79	2.20	3.09	(1.78)

Net increase (decrease) in net asset value from operations	2.63	4.68	2.85	2.25	3.07	(1.81)

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.05)	(.06)	(.03)	(.01)	–0	–
Distributions from net realized gain on investment and foreign currency transactions	(2.05)	–0	–	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(2.16)	(.05)	(.06)	(.03)	(.01)	–0	–

Net asset value, end of period	$23.04	$22.57	$17.94	$15.15	$12.93	$9.87

Total Return
Total investment return based on net asset value (c)	11.71%	26.11%	18.85%	17.41%	31.11%	(15.50)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,171	$12,016	$10,083	$7,065	$2,766	$467
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.50	%(d)	1.50	%(e)	1.56%	1.56%	2.05%	1.63%
Expenses, before waivers and reimbursements	1.50	%(d)	1.50	%(e)	1.56%	1.73%	2.05%	1.92%
Net investment income (loss)	1.30	%(d)	.46	%(e)	.39%	.35	%(b)	(.17)%	(.25	)%(b)
Portfolio turnover rate	48%	79%	93%	128%	96%	70%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

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INTERNATIONAL RESEARCH GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein International Research Growth Portfolio (the “Portfolio”) at a meeting held on May 1-3, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Portfolio were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability

19

INTERNATIONAL RESEARCH GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”) for periods ended December 31, 2006 over the 1-, 3-, 5- and 10-year periods, and information prepared by the Adviser showing performance of the Class A Shares as compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (Net) (the “Index”) over the 1-, 3- and 5-year periods and the since inception period (December 1992 inception). The directors noted that the Portfolio was in the 2nd quintile in the 1-, 3- and 5-year periods of the Performance Group and Performance Universe comparisons, 5th quintile in the 10-year period of the Performance Group comparison and 4th quintile in the 10-year period of the Performance Universe comparison. The comparative information showed that the Portfolio outperformed the Index in the 1-year and 3-year periods and underperformed the Index in the 5-year and since inception periods. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper

20

AllianceBernstein Variable Products Series Fund

described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s at approximate current size contractual advisory effective fee rate of 75 basis points, plus the 11 basis point impact of the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and Expense Universe medians. The directors noted that the Portfolio’s relatively modest size (approximately $78 million as of February 28, 2007) adversely affected the Portfolio’s expense ratio. For example, it resulted in the administrative expense reimbursement, which does not vary with a Portfolio’s size, having a significant effect on the Portfolio’s expense ratio. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio’s expense ratio was acceptable in the Portfolio’s particular circumstances.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio’s net assets.

21

INTERNATIONAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Research Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Portfolio
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$77.4	International Research Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.11% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio			Fiscal Year
International Research Growth Portfolio	Class A Class B	1.25 1.50	% %	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

22

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2007 net assets:

Portfolio	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee[5]
International Research Growth Portfolio	$77.4	International Research Growth 85 bp on 1st $25m 65 bp on next $25m 55 bp on next $50m 45 bp on the balance Minimum Account Size: None	0.679%	0.750%

The Adviser also manages AllianceBernstein International Research Growth Fund, Inc. a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein International Research Growth Fund, Inc.:6

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
International Research Growth Portfolio	International Research Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	Fund advisory fee based on February 28, 2007 net assets.

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

23

INTERNATIONAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Portfolio.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[9]	Lipper Group Median	Rank
International Research Growth Portfolio	0.750	0.963	2/12

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[11]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
International Research Growth Portfolio	1.305	1.207	9/12	1.126	17/22

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	Most recently completed fiscal year end Class A total expense ratio.

24

AllianceBernstein Variable Products Series Fund

this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $28,207 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payment in the amount of $125,570 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.12

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

12	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2006.

25

INTERNATIONAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio13 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)14 for the periods ended December 31, 2006.15

International Research Growth Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	26.46	25.95	24.13	4/12	7/30
3 year	21.01	19.88	18.37	3/11	6/26
5 year	14.59	11.94	12.05	4/11	9/26
10 year[16]	7.25	8.23	7.96	6/7	9/14

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)17 versus its benchmark.18 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.19

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
International Research Growth Portfolio	26.45	21.02	14.59	8.36	14.72	0.84	5
MSCI EAFE Index (Net) Inception Date: December 28, 1992	26.34	19.93	14.98	9.45	13.43	0.93	5

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

13	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

14	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

15	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

16	The Portfolio’s 10 year return was provided by Lipper.

17	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

18	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

19	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

26

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Value Portfolio

June 30, 2007

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Value Portfolio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,104.70	$4.28	0.82%
Hypothetical (5% return before expenses)	$1,000	$1,020.73	$4.11	0.82%

Class B
Actual	$1,000	$1,103.36	$5.58	1.07%
Hypothetical (5% return before expenses)	$1,000	$1,019.49	$5.36	1.07%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Renault SA	$91,774,646	3.4%
Allianz SE	89,384,554	3.3
ING Groep NV	76,045,793	2.8
E.ON AG	75,583,994	2.8
BASF AG	71,609,434	2.6
BNP Paribas SA	67,780,303	2.5
JFE Holdings, Inc.	67,221,894	2.5
Royal Bank of Scotland Group PLC	66,361,486	2.5
ORIX Corp.	65,772,925	2.4
Muenchener Rueckversicherungs AG	65,103,833	2.4

	$736,638,862	27.2%

SECTOR DIVERSIFICATION

June 30, 2007 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$975,440,253	36.3%
Materials	356,185,701	13.3
Consumer Discretionary	283,233,528	10.5
Energy	257,657,472	9.6
Information Technology	205,863,938	7.7
Industrials	166,489,514	6.2
Utilities	120,958,739	4.5
Telecommunication Services	109,009,360	4.1
Health Care	78,186,890	2.9
Consumer Staples	40,172,394	1.5
Short-Term Investments	91,473,000	3.4

Total Investments	$2,684,670,789	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

INTERNATIONAL VALUE PORTFOLIO
COUNTRY DIVERSIFICATION
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Japan	$546,432,685	20.3%
France	445,320,199	16.6
United Kingdom	440,307,802	16.4
Germany	410,795,013	15.3
Netherlands	189,885,758	7.1
South Korea	130,729,227	4.9
Italy	101,075,740	3.8
Taiwan	78,739,726	2.9
Brazil	55,430,928	2.1
Switzerland	45,178,718	1.7
Hong Kong	42,644,130	1.6
Spain	33,705,691	1.2
Other*	72,952,172	2.7
Short-Term Investments	91,473,000	3.4

Total Investments	$2,684,670,789	100.0%

*	The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represents 1.2% or less in the following countries: Belgium, China, Israel and Sweden.

3

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–95.6%

FINANCIALS–36.0%
CAPITAL MARKETS–3.1%
Credit Suisse Group	636,400	$45,178,718
Deutsche Bank AG	267,300	38,685,704

		83,864,422

COMMERCIAL BANKS–17.8%
Bank Hapoalim BM	990,700	4,826,591
Barclays PLC	3,560,100	49,531,352
BNP Paribas SA	570,620	67,780,303
Credit Agricole SA	1,283,123	52,066,596
HBOS PLC	2,903,550	57,110,848
Kookmin Bank	247,600	21,716,662
Mitsubishi UFJ Financial Group, Inc.	4,562	50,276,378
Royal Bank of Scotland Group PLC	5,244,522	66,361,486
Societe Generale	293,931	54,459,071
Sumitomo Mitsui Financial Group, Inc.	6,058	56,475,140

		480,604,427

CONSUMER FINANCE–2.4%
ORIX Corp.	249,530	65,772,925

DIVERSIFIED FINANCIAL SERVICES–4.0%
Fortis	750,900	31,826,015
ING Groep NV	1,727,771	76,045,793

		107,871,808

INSURANCE–8.0%
Allianz SE	383,300	89,384,554
Aviva PLC	2,472,997	36,710,960
Fondiaria-Sai SpA (ordinary shares)	372,337	18,001,012
Fondiaria-Sai SpA (saving shares)	51,100	1,809,038
Friends Provident PLC	1,860,755	6,660,773
Muenchener Rueckversicherungs AG	355,000	65,103,833

		217,670,170

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.7%
Leopalace21 Corp.	223,700	7,644,416
Sino Land Co.	5,769,528	12,012,085

		19,656,501

		975,440,253

MATERIALS–13.2%
CHEMICALS–4.2%
BASF AG	547,400	71,609,434
Mitsubishi Chemical Holdings Corp.	2,551,000	23,417,915
Mitsui Chemicals, Inc.	2,457,000	18,661,369

		113,688,718

Company	Shares	U.S. $ Value

CONSTRUCTION MATERIALS–0.7%
Buzzi Unicem SpA	513,712	$17,688,322

METALS & MINING–8.1%
Antofagasta PLC	864,300	10,592,842
Arcelor Mittal (Euronext Amsterdam)	779,824	48,702,118
JFE Holdings, Inc.	1,081,500	67,221,894
Kazakhmys PLC	785,100	19,765,926
POSCO	57,800	27,748,851
Xstrata PLC	756,180	45,017,647

		219,049,278

PAPER & FOREST PRODUCTS–0.2%
Svenska Cellulosa AB-Class B	344,400	5,759,383

		356,185,701

CONSUMER DISCRETIONARY–10.5%
AUTO COMPONENTS–3.2%
Compagnie Generale des Etablissements Michelin—Class B	395,100	55,212,897
Hyundai Mobis	313,312	29,724,704

		84,937,601

AUTOMOBILES–5.3%
Nissan Motor Co., Ltd.	2,475,000	26,497,092
Renault SA	572,200	91,774,646
Toyota Motor Corp.	414,100	26,115,794

		144,387,532

HOUSEHOLD DURABLES–2.0%
George Wimpey PLC	336,800	3,371,393
Persimmon PLC	79,131	1,829,857
Sharp Corp.	2,351,000	44,569,071
Taylor Wimpey PLC	574,800	4,138,074

		53,908,395

		283,233,528

ENERGY–9.5%
OIL, GAS & CONSUMABLE FUELS–9.5%
BP PLC	1,169,600	14,072,995
China Petroleum & Chemical Corp.—Class H	27,374,000	30,540,183
ENI SpA	1,753,500	63,577,367
Petroleo Brasileiro SA (NY) (ADR)	519,600	55,430,928
Repsol YPF SA	851,400	33,705,691
Total SA	744,100	60,330,308

		257,657,472

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INFORMATION TECHNOLOGY–7.4%
COMPUTERS & PERIPHERALS–3.2%
Compal Electronics, Inc. (GDR)(a)	2,164,015	$11,687,196
Fujitsu, Ltd.	3,702,000	27,269,854
Toshiba Corp.	5,545,000	48,312,416

		87,269,466

ELECTRONIC EQUIPMENT & INSTRUMENTS–0.9%
AU Optronics Corp.	13,322,400	22,758,396

OFFICE ELECTRONICS–0.0%
Canon, Inc.	50	2,932

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.3%
Hynix Semiconductor, Inc.(b)	810,700	29,167,124
Samsung Electronics Co., Ltd.	25,510	15,595,603
Siliconware Precision Industries Co.	3,214,000	6,859,607
United Microelectronics Corp.	62,603,422	37,434,528

		89,056,862

		199,087,656

INDUSTRIALS–6.1%
AEROSPACE & DEFENSE–2.0%
BAE Systems PLC	3,426,500	27,650,117
European Aeronautic Defence & Space Co., NV	812,550	26,370,288

		54,020,405

AIRLINES–1.8%
Air France-KLM	515,700	23,995,317
Deutsche Lufthansa AG	898,200	25,052,750

		49,048,067

MACHINERY–0.2%
Sumitomo Heavy Industries Ltd.	575,000	6,500,597

MARINE–2.1%
Mitsui OSK Lines Ltd.	2,925,000	39,659,841
Nippon Yusen KK	1,882,000	17,260,604

		56,920,445

		166,489,514

UTILITIES–4.5%
ELECTRIC UTILITIES–2.8%
E.ON AG	452,700	75,583,994

MULTI-UTILITIES–1.7%
RWE AG	427,740	45,374,745

		120,958,739

Company	Shares	U.S. $ Value

TELECOMMUNICATION SERVICES–4.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.8%
China Netcom Group Corp. Ltd.	11,096,500	$30,632,045
Nippon Telegraph & Telephone Corp.	4,377	19,369,612

		50,001,657

WIRELESS TELECOMMUNICATION SERVICES–2.2%
Vodafone Group PLC	17,609,975	59,007,703

		109,009,360

HEALTH CARE–2.9%
PHARMACEUTICALS–2.9%
AstraZeneca PLC	586,800	31,447,119
GlaxoSmithKline PLC	270,200	7,038,710
Sanofi-Aventis	491,427	39,701,061

		78,186,890

CONSUMER STAPLES–1.5%
FOOD & STAPLES RETAILING–1.4%
Koninklijke Ahold NV(b)	3,090,800	38,767,559

TOBACCO–0.1%
Japan Tobacco, Inc.	285	1,404,835

		40,172,394

Total Common Stocks (cost $2,013,140,186)		2,586,421,507

NON-CONVERTIBLE– PREFERRED STOCKS–0.2%

INFORMATION TECHNOLOGY–0.2%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.2%
Samsung Electronics Co., Ltd. (cost $6,812,005)	14,500	6,776,282

	Principal Amount (000)
SHORT-TERM INVESTMENTS–3.4%
TIME DEPOSIT–3.4%
The Bank of New York 4.25%, 7/02/07 (cost $91,473,000)	$91,473	91,473,000

TOTAL INVESTMENTS–99.2% (cost $2,111,425,191)		2,684,670,789
Other assets less liabilities–0.8%		20,433,880

NET ASSETS–100.0%		$2,705,104,669

5

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Index	530	September 2007	$31,780,548	$32,387,494	$606,946

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the aggregate market value of these securities amounted to $11,687,196 or 0.4% of net assets.

(b)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

See Notes to Financial Statements.

6

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $2,111,425,191)	$2,684,670,789
Cash	3,163
Foreign cash, at value (cost $14,468,462)	14,907,187	(a)
Receivable for investment securities sold	6,614,250
Dividends and interest receivable	3,013,207
Receivable for capital stock sold	2,640,488
Receivable for variation margin on futures contracts	502,132

Total assets	2,712,351,216

LIABILITIES
Payable for investment securities purchased	2,432,434
Payable for capital stock redeemed	2,347,196
Advisory fee payable	1,685,730
Distribution fee payable	521,031
Administrative fee payable	26,685
Transfer Agent fee payable	59
Accrued expenses	233,412

Total liabilities	7,246,547

NET ASSETS	$2,705,104,669

COMPOSITION OF NET ASSETS
Capital stock, at par	$103,979
Additional paid-in capital	2,027,893,232
Undistributed net investment income	13,377,030
Accumulated net realized gain on investment and foreign currency transactions	89,473,454
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	574,256,974

	$2,705,104,669

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$195,911,866	7,466,668	$26.24
B	$2,509,192,803	96,512,179	$26.00

(a)	An amount equivalent to U.S. $2,356,432 has been segregated to collateralize margin requirements for the open futures contracts outstanding at June 30, 2007.

See Notes to Financial Statements.

7

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $5,085,039)	$40,864,987
Interest	2,167,230

Total investment income	43,032,217

EXPENSES
Advisory fee	8,695,463
Distribution fee—Class B	2,694,460
Transfer agency—Class A	171
Transfer agency—Class B	2,314
Custodian	507,279
Printing	161,939
Administrative	47,000
Legal	28,992
Audit	19,101
Director’ fees	746
Miscellaneous	33,754

Total expenses	12,191,219

Net investment income	30,840,998

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	84,939,060
Futures	6,170,084
Foreign currency transactions	(1,236,000)
Net change in unrealized appreciation/depreciation of:
Investments	117,553,330
Futures	9,885
Foreign currency denominated assets and liabilities	225,767

Net gain on investment and foreign currency transactions	207,662,126

NET INCREASE IN NET ASSETS FROM OPERATIONS	$238,503,124

See Notes to Financial Statements.

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INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$30,840,998	$21,473,039
Net realized gain on investment and foreign currency transactions	89,873,144	96,785,438
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	117,788,982	302,694,031

Net increase in net assets from operations	238,503,124	420,952,508
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(2,121,228)	(1,113,605)
Class B	(24,321,058)	(15,878,596)
Net realized gain on investment and foreign currency transactions
Class A	(7,015,301)	(1,462,755)
Class B	(91,158,928)	(22,570,291)
CAPITAL STOCK TRANSACTIONS
Net increase	572,670,898	741,355,980

Total increase	686,557,507	1,121,283,241
NET ASSETS
Beginning of period	2,018,547,162	897,263,921

End of period (including undistributed net investment income of $13,377,030 and $8,978,318, respectively)	$2,705,104,669	$2,018,547,162

See Notes to Financial Statements.

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio commenced operations on May 10, 2001. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2007, there were no expenses waived by the Adviser.

11

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Pursuant to the advisory agreement, the Portfolio paid $47,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2007.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2007, amounted to $1,661,429, of which $49,237 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $391 for the six months ended June 30, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$743,584,553		$286,636,660
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$580,846,274
Gross unrealized depreciation	(7,600,676)

Net unrealized appreciation	$573,245,598

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

12

AllianceBernstein Variable Products Series Fund

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2007, the Portfolio had no transactions in written options.

13

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Class A
Shares sold	2,862,947	2,902,550	$73,198,587	$63,224,190
Shares issued in reinvestment of dividends and distributions	352,353	125,676	9,136,529	2,576,360
Shares redeemed	(949,844)	(800,418)	(24,399,385)	(17,692,729)

Net increase	2,265,456	2,227,808	$57,935,731	$48,107,821

Class B
Shares sold	17,173,063	32,602,691	$437,183,370	$709,380,668
Shares issued in reinvestment of dividends and distributions	4,493,385	1,889,380	115,479,986	38,448,887
Shares redeemed	(1,490,322)	(2,564,379)	(37,928,189)	(54,581,396)

Net increase	20,176,126	31,927,692	$514,735,167	$693,248,159

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2007.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$22,004,118	$5,167,063
Net long-term capital gains	19,021,129	5,404,938

Total distributions paid	$41,025,247	$10,572,001

14

AllianceBernstein Variable Products Series Fund

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$66,357,230
Undistributed long-term capital gains	57,646,765
Unrealized appreciation/(depreciation)	439,216,854	(a)

Total accumulated earnings/(deficit)	$563,220,849

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies, and the recognition for tax purposes of gains/losses on certain derivative instruments.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund’s investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund’s investment advisory agreement, please see “Advisory Fee and Other Transactions with Affiliates” above.

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

In addition, the Independent Directors of the Fund (“the Independent Directors”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified

15

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions

16

AllianceBernstein Variable Products Series Fund

filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

17

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31,
			2006		2005		2004		2003		2002
Net asset value, beginning of period	$24.96		$19.07		$16.70		$13.45		$9.35		$9.87

Income From Investment Operations
Net investment income (a)	.38		.38		.26	(b)	.20	(b)	.13	(b)	.13	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.22		6.21		2.49		3.16		4.01		(.64)

Net increase (decrease) in net asset value from operations	2.60		6.59		2.75		3.36		4.14		(.51)

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.30)		(.10)		(.08)		(.04)		(.01)
Distributions from net realized gain on investment and foreign currency transactions	(1.01)		(.40)		(.28)		(.03)		–0	–	–0	–

Total dividends and distributions	(1.32)		(.70)		(.38)		(.11)		(.04)		(.01)

Net asset value, end of period	$26.24		$24.96		$19.07		$16.70		$13.45		$9.35

Total Return
Total investment return based on net asset value (c)	10.47%		35.36%		16.92%		25.12%		44.36%		(5.15)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$195,912		$129,837		$56,692		$47,095		$31,628		$14,391
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.82	%(d)	.85	%(e)	.86%		.95%		1.20%		1.17%
Expenses, before waivers and reimbursements	.82	%(d)	.85	%(e)	.87%		1.13%		1.49%		2.20%
Net investment income	2.95	%(d)	1.75	%(e)	1.54	%(b)	1.42	%(b)	1.16	%(b)	1.30	%(b)
Portfolio turnover rate	13%		25%		18%		23%		14%		19%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31,
			2006		2005		2004		2003		2002
Net asset value, beginning of period	$24.74		$18.93		$16.61		$13.39		$9.33		$9.87

Income From Investment Operations
Net investment income (a)	.33		.33		.19	(b)	.15	(b)	.08	(b)	.08	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.21		6.16		2.50		3.16		4.01		(.61)

Net increase (decrease) in net asset value from operations	2.54		6.49		2.69		3.31		4.09		(.53)

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.28)		(.09)		(.06)		(.03)		(.01)
Distributions from net realized gain on investment and foreign currency transactions	(1.01)		(.40)		(.28)		(.03)		–0	–	–0	–

Total dividends and distributions	(1.28)		(.68)		(.37)		(.09)		(.03)		(.01)

Net asset value, end of period	$26.00		$24.74		$18.93		$16.61		$13.39		$9.33

Total Return
Total investment return based on net asset value (c)	10.34%		35.05%		16.58%		24.86%		43.95%		(5.36)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,509,193		$1,888,710		$840,572		$284,443		$112,336		$26,133
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.07	%(d)	1.10	%(e)	1.11%		1.20%		1.45%		1.44%
Expenses, before waivers and reimbursements	1.07	%(d)	1.10	%(e)	1.12%		1.38%		1.74%		2.47%
Net investment income	2.64	%(d)	1.53	%(e)	1.08	%(b)	1.07	%(b)	.38	%(b)	.86	%(b)
Portfolio turnover rate	13%		25%		18%		23%		14%		19%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

19

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein International Value Portfolio (the “Portfolio”) at a meeting held on May 1-3, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Portfolio were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative

20

AllianceBernstein Variable Products Series Fund

information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (Net) (the “Index”), in each case for periods ended December 31, 2006 over the 1-, 3- and 5-year periods and (in the case of the Index) the since inception period (May 2001 inception). The directors noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 1st quintile in all periods reviewed. The comparative information showed that the Portfolio outperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with a similar investment style as the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

21

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s at approximate current size contractual advisory effective fee rate of 75 basis points, plus the 1 basis point impact of the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap) was lower than the Expense Group and Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio’s net assets.

22

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE CAPS & REIMBURSEMENTS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Portfolio
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$2,164.9	International Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.01% of the Portfolio’s average daily net assets) for such services.

[1]	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

[2]

Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

[3]	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

23

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
International Value Portfolio	Class A Class B	1.20 1.45	% %	0.85 1.10	% %	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2007 net assets:

Portfolio	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee[5]
International Value Portfolio	$2,164.9	International Strategic Value Schedule 90 bp on 1st $25m 70 bp on next $25m 60 bp on next $50m 50 bp on the balance Minimum account size $25m	0.509%	0.750%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	Fund advisory fee based on February 28, 2007 net assets.

24

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein International Value Fund a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein International Value Fund:6

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Value Portfolio	International Value Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ACITM Mutual Fund	Fee[7]
International Value Portfolio	Alliance International Diversified Value[8]	0.10%[9]
	AllianceBernstein International Value Equity A8	0.30%[10]
	AllianceBernstein Kokusai Value Stock[8]	0.70%
	Bernstein Kokusai Strategic Value[8]	0.95% on first ¥1 billion 0.85% on next ¥1.5 billion 0.70% on next ¥2.5 billion 0.60% on next ¥5 billion 0.50% thereafter

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships:

Portfolio	Sub-advised Fund	Fee Schedule
International Value Fund	Client # 1	0.65% on 1st $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% thereafter
	Client # 2[11]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

7	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 6, 2007 by Reuters was ¥116.62 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $8.6 million.

8	This ACITM fund is privately placed or institutional.

9	In addition to the 0.10%, the Adviser charges the institutional account 0.5175% for the first ¥2.5 billion, 0.375% for the next ¥2.5 billion, 0.3275% for the next ¥2.5 billion, 0.28% for the next ¥10 billion and 0.185% thereafter.

10	The fund is offered to two institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter.

11	This is the fee schedule of a fund managed by an affiliate of the Adviser.

25

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio	Sub-advised Fund	Fee Schedule
	Client # 3	0.70% on 1st $25 million 0.45% on next $25 million 0.35% on next $200 million 0.33% thereafter

	Client # 4	0.45% on 1st $200 million 0.36% on next $300 million 0.32% thereafter

	Client # 5	0.55% on 1st $150 million 0.50% on next $150 million 0.20% thereafter

	Client # 6	0.55% on 1st $150 million 0.40% thereafter

	Client # 7	0.50%

	Client # 8	0.30%

	Client # 9	0.22% on 1st $1 billion 0.18% on next $1.5 billion 0.16% thereafter +/- Performance Fee

	Client # 10	0.60% on 1st $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the Portfolio.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

26

AllianceBernstein Variable Products Series Fund

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee[14]	Lipper Group Median	Rank
International Value Portfolio[15]	0.750	0.773	5/16

However, because Lipper had expanded the EG of the Portfolio under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.16 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.17

Portfolio	Expense Ratio (%)[18]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
International Value Portfolio[19]	0.860	0.959	2/16	1.001	8/52

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than it does on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $3,247,442 in Rule 12b-1 fees.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense caps that would effectively reduce the actual management fee.

15	The Portfolio’s EG includes the Portfolio, five other variable insurance product (“VIP”) International Value funds (“IFVE”) and ten VIP International Core funds (“IFCE”).

16	It should be noted that the expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18	Most recently completed fiscal year end Class A total expense ratio.

19	The Portfolio’s EU includes the Portfolio, EG and all other VIP IFVE and IFCE funds, excluding outliers.

27

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payment in the amount of $1,518,773 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.20

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

20	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2006.

28

AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Portfolio21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended December 31, 2006.23

International Value Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	35.36	28.50	27.37	1/6	1/16
3 year	25.57	20.38	20.28	1/6	2/16
5 year	22.08	16.46	15.15	1/6	3/16

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
International Value Portfolio	35.36	25.57	22.08	19.06	14.76	1.29	5
MSCI EAFE Index (Net)	26.34	19.93	14.98	10.80	13.43	0.93	5

Inception Date: May 10, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

21	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

22	The Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU. The criteria for including in or excluding a fund in/from a PU is somewhat different from that of an EU.

23	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

29

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Large Cap Growth Portfolio

June 30, 2007

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Cap Growth Portfolio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,059.17	$4.29	0.84%
Hypothetical (5% return before expenses)	$1,000	$1,020.63	$4.21	0.84%

Class B
Actual	$1,000	$1,057.64	$5.56	1.09%
Hypothetical (5% return before expenses)	$1,000	$1,019.39	$5.46	1.09%

* Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Google, Inc.—Class A	$50,019,427	6.3%
Apple, Inc.	48,986,856	6.1
WellPoint, Inc.	35,125,200	4.4
Boeing Co.	31,405,856	3.9
Chicago Mercantile Exchange Holdings, Inc.—Class A	29,464,610	3.7
Cisco Systems, Inc.	29,298,200	3.7
Comcast Corp.—Special—Class A	26,314,554	3.3
Hewlett-Packard Co.	24,804,258	3.1
Franklin Resources, Inc.	24,400,715	3.1
Gilead Sciences, Inc.	20,296,095	2.5

	$320,115,771	40.1%

SECTOR DIVERSIFICATION

June 30, 2007 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$235,807,161	29.6%
Financials	149,723,494	18.8
Health Care	145,093,553	18.1
Consumer Discretionary	80,629,062	10.1
Industrials	79,033,108	9.9
Energy	37,765,568	4.7
Consumer Staples	31,708,240	4.0
Materials	26,530,010	3.3
Telecommunications Services	10,072,914	1.3
Short-Term Investments	1,623,000	0.2

Total Investments	$797,986,110	100.0%

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.8%

INFORMATION TECHNOLOGY–29.5%
COMMUNICATIONS EQUIPMENT–5.3%
Cisco Systems, Inc.(a)	1,052,000	$29,298,200
Qualcomm, Inc.	301,650	13,088,593

		42,386,793

COMPUTERS & PERIPHERALS–11.1%
Apple, Inc.(a)	401,400	48,986,856
Hewlett-Packard Co.	555,900	24,804,258
Network Appliance, Inc.(a)	357,350	10,434,620
Sun Microsystems, Inc.(a)	790,250	4,156,715

		88,382,449

INTERNET SOFTWARE & SERVICES–7.5%
Akamai Technologies, Inc.(a)	109,700	5,335,808
eBay, Inc.(a)	157,050	5,053,869
Google, Inc.—Class A(a)	95,570	50,019,427

		60,409,104

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.2%
Broadcom Corp.—Class A(a)	462,150	13,517,887
NVIDIA Corp.(a)	169,500	7,002,045
Texas Instruments, Inc.	129,600	4,876,848

		25,396,780

SOFTWARE–2.4%
Adobe Systems, Inc.(a)	241,850	9,710,278
Microsoft Corp.	323,100	9,521,757

		19,232,035

		235,807,161

FINANCIALS–18.8%
CAPITAL MARKETS–12.3%
The Blackstone Group LP(a)	317,900	9,304,933
Credit Suisse Group (New York) (ADR)	202,000	14,333,920
Franklin Resources, Inc.	184,500	24,440,715
The Goldman Sachs Group, Inc.	51,810	11,229,818
Lazard Ltd.—Class A	15,600	702,468
Legg Mason, Inc.	196,990	19,379,876
Merrill Lynch & Co., Inc.	221,900	18,546,402

		97,938,132

DIVERSIFIED FINANCIAL SERVICES–6.5%
Chicago Mercantile Exchange Holdings, Inc.—Class A	55,140	29,464,610
JPMorgan Chase & Co.	137,150	6,644,918
Moody’s Corp.	128,100	7,967,820
NYSE Euronext	104,700	7,708,014

		51,785,362

		149,723,494

Company	Shares	U.S. $ Value

HEALTH CARE–18.2%
BIOTECHNOLOGY–5.9%
Celgene Corp.(a)	172,000	$9,860,760
Genentech, Inc.(a)	220,600	16,690,596
Gilead Sciences, Inc.(a)	523,500	20,296,095

		46,847,451

HEALTH CARE EQUIPMENT & SUPPLIES–2.2%
Alcon, Inc.	130,900	17,659,719

HEALTH CARE PROVIDERS & SERVICES–5.4%
Medco Health Solutions, Inc.(a)	102,250	7,974,478
WellPoint, Inc.(a)	440,000	35,125,200

		43,099,678

PHARMACEUTICALS–4.7%
Abbott Laboratories	341,500	18,287,325
Merck & Co., Inc.	162,000	8,067,600
Teva Pharmaceutical Industries, Ltd. (ADR)	124,600	5,139,750
Wyeth	104,500	5,992,030

		37,486,705

		145,093,553

CONSUMER DISCRETIONARY–10.1%
HOTELS, RESTAURANTS & LEISURE–3.2%
Hilton Hotels Corp.	236,850	7,927,370
McDonald’s Corp.	91,900	4,664,844
Starwood Hotels & Resorts Worldwide, Inc.	189,500	12,709,765

		25,301,979

MEDIA–3.3%
Comcast Corp.—Special— Class A(a)	941,150	26,314,554

MULTILINE RETAIL–3.6%
Kohl’s Corp.(a)	234,300	16,642,329
Target Corp.	194,500	12,370,200

		29,012,529

		80,629,062

INDUSTRIALS–9.9%
AEROSPACE & DEFENSE–7.5%
Boeing Co.	326,600	31,405,856
Honeywell International, Inc.	234,200	13,180,776
Spirit Aerosystems Holdings, Inc.—Class A(a)	326,900	11,784,745
United Technologies Corp.	51,800	3,674,174

		60,045,551

CONSTRUCTION & ENGINEERING–1.1%
Fluor Corp.	79,750	8,881,757

ELECTRICAL EQUIPMENT–0.6%
Emerson Electric Co.	92,100	4,310,280

3

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MACHINERY–0.7%
Deere & Co.	48,000	$5,795,520

		79,033,108

ENERGY–4.7%
ENERGY EQUIPMENT & SERVICES–4.7%
Baker Hughes, Inc.	150,400	12,653,152
Halliburton Co.	175,400	6,051,300
Schlumberger, Ltd.	219,400	18,635,836

		37,340,288

OIL, GAS & CONSUMABLE FUELS–0.0%
Petro-Canada	8,000	425,280

		37,765,568

CONSUMER STAPLES–4.0%
BEVERAGES–0.9%
PepsiCo, Inc.	116,800	7,574,480

FOOD PRODUCTS–0.5%
WM Wrigley Jr Co.	67,300	3,722,363

HOUSEHOLD PRODUCTS–2.6%
Colgate-Palmolive Co.	74,800	4,850,780
Procter & Gamble Co.	254,300	15,560,617

		20,411,397

		31,708,240

MATERIALS–3.3%
CHEMICALS–3.3%
Air Products & Chemicals, Inc.	93,200	7,490,484
Monsanto Co.	281,900	19,039,526

		26,530,010

Company	Shares	U.S. $ Value

TELECOMMUNICATION SERVICES–1.3%
WIRELESS TELECOMMUNICATION SERVICES–1.3%
America Movil SAB de CV Series L (ADR)	162,650	$10,072,914

Total Common Stocks (cost $648,028,333)		796,363,110

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.2%
TIME DEPOSIT–0.2%
The Bank of New York 4.25%, 7/02/07 (cost $1,623,000)	$1,623	1,623,000

TOTAL INVESTMENTS–100.0% (cost $649,651,333)		797,986,110
Other assets less liabilities–0.0%		281,008

NET ASSETS–100.0%		$798,267,118

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See Notes to Financial Statements.

4

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $649,651,333)	$797,986,110
Cash	886
Receivable for investment securities sold	35,075,521
Dividends and interest receivable	527,310
Receivable for capital stock sold	70,432

Total assets	833,660,259

LIABILITIES
Payable for capital stock redeemed	28,310,346
Payable for investment securities purchased	6,076,139
Advisory fee payable	535,926
Distribution fee payable	86,021
Administrative fee payable	19,185
Transfer Agent fee payable	59
Accrued expenses	365,465

Total liabilities	35,393,141

NET ASSETS	$798,267,118

COMPOSITION OF NET ASSETS
Capital stock, at par	$28,336
Additional paid-in capital	1,155,581,643
Accumulated net investment loss	(539,248)
Accumulated net realized loss on investment transactions	(505,138,390)
Net unrealized appreciation of investments	148,334,777

$798,267,118

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$400,043,153	14,055,246	$28.46
B	$398,223,965	14,280,601	$27.89

See	Notes to Financial Statements.

5

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $14,608)	$3,658,009
Interest	60,180

Total investment income	3,718,189

EXPENSES
Advisory fee	3,329,186
Distribution fee—Class B	541,174
Transfer agency—Class A	2,720
Transfer agency—Class B	2,596
Printing	146,704
Custodian	124,034
Administrative	47,000
Legal	24,142
Audit	19,101
Directors’ fees	1,461
Miscellaneous	19,319

Total expenses	4,257,437

Net investment loss	(539,248)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	54,654,008
Net change in unrealized appreciation/depreciation of investments	(2,535,530)

Net gain on investment transactions	52,118,478

NET INCREASE IN NET ASSETS FROM OPERATIONS	$51,579,230

(a)	On April 30, 2007, the portfolio had a redemption-in-kind with total proceeds in the amount of $66,857,006. The gain on investments of $8,292,069 will not be realized for tax purposes.

See Notes to Financial Statements.

6

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(539,248)	$(2,560,371)
Net realized gain on investment transactions	54,654,008	170,521,755
Net change in unrealized appreciation/depreciation of investments	(2,535,530)	(181,181,117)

Net increase (decrease) in net assets from operations	51,579,230	(13,219,733)
CAPITAL STOCK TRANSACTIONS
Net decrease	(183,755,576)	(299,769,320)

Total decrease	(132,176,346)	(312,989,053)
NET ASSETS
Beginning of period	930,443,464	1,243,432,517

End of period (including accumulated net investment loss of ($539,248) and $0, respectively)	$798,267,118	$930,443,464

See Notes to Financial Statements.

7

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio’s investment objective was to seek growth of capital by pursuing aggressive investment policies. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $47,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2007.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2007, amounted to $583,865, of which $9,820 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

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LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $391 for the six months ended June 30, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$400,683,049		$583,200,434
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$154,323,159
Gross unrealized depreciation	(5,988,382)

Net unrealized appreciation	$148,334,777

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

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AllianceBernstein Variable Products Series Fund

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Class A
Shares sold	807,882	581,760	$21,929,290	$15,508,284
Shares redeemed	(4,393,433)	(5,875,107)	(122,881,216)	(153,191,993)

Net decrease	(3,585,551)	(5,293,347)	$(100,951,926)	$(137,683,709)

Class B
Shares sold	357,136	1,838,427	$9,654,872	$48,018,290
Shares redeemed	(3,385,012)	(8,052,806)	(92,458,522)	(210,103,901)

Net decrease	(3,027,876)	(6,214,379)	$(82,803,650)	$(162,085,611)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in

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NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2007.

NOTE H: Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending December 31, 2007 will be determined at the end of the current fiscal year.

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(554,213,221	)(a)
Unrealized appreciation/(depreciation)	145,291,130	(b)

Total accumulated earnings/(deficit)	$(408,922,091)

(a)	On December 31, 2006, the Portfolio had a net capital loss carryforward of $554,213,221 of which $387,106,878 will expire in the year 2010 and $167,106,343 will expire in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $151,186,783.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund’s investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund’s investment advisory agreement, please see “Advisory Fee and Other Transactions with Affiliates” above.

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

In addition, the Independent Directors of the Fund (“the Independent Directors”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”),

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AllianceBernstein Variable Products Series Fund

Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties.

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LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

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LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31,
			2006		2005	2004		2003		2002
Net asset value, beginning of period	$26.87		$26.99		$23.44	$21.58		$17.45		$25.16

Income From Investment Operations
Net investment income (loss) (a)	.00	(b)	(.03)		(.07)	(.03	)(c)	(.05	)(c)	(.08)
Net realized and unrealized gain (loss) on investment transactions	1.59		(.09)		3.62	1.89		4.18		(7.63)

Net increase (decrease) in net asset value from operations	1.59		(.12)		3.55	1.86		4.13		(7.71)

Net asset value, end of period	$28.46		$26.87		$26.99	$23.44		$21.58		$17.45

Total Return
Total investment return based on net asset value (d)	5.92%		(.44)%		15.15%	8.62%		23.67%		(30.64)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$400,043		$474,069		$618,980	$656,544		$917,935		$869,130
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.84	%(e)	.84	%(g)	.81%	.81%		1.04%		1.05%
Expenses, before waivers and reimbursements	.84	%(e)	.84	%(g)	.81%	.98%		1.05%		1.05%
Net investment income (loss)	.00	%(e)(f)	(.12	)%(g)	(.28)%	(.13	)%(c)	(.24	)%(c)	(.41)%
Portfolio turnover rate	46%		81%		54%	73%		79%		109%

See footnote summary on page 16.

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LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31,
			2006		2005	2004		2003		2002
Net asset value, beginning of period	$26.37		$26.55		$23.11	$21.33		$17.29		$25.00

Income From Investment Operations
Net investment loss (a)	(.03)		(.09)		(.12)	(.08	)(c)	(.09	)(c)	(.13)
Net realized and unrealized gain (loss) on investment transactions	1.55		(.09)		3.56	1.86		4.13		(7.58)

Net increase (decrease) in net asset value from operations	1.52		(.18)		3.44	1.78		4.04		(7.71)

Net asset value, end of period	$27.89		$26.37		$26.55	$23.11		$21.33		$17.29

Total Return
Total investment return based on net asset value (d)	5.76%		(.68)%		14.89%	8.34%		23.37%		(30.84)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$398,224		$456,374		$624,453	$603,050		$693,764		$493,937
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.09	%(e)	1.08	%(g)	1.06%	1.06%		1.29%		1.31%
Expenses, before waivers and reimbursements	1.09	%(e)	1.08	%(g)	1.06%	1.24%		1.30%		1.31%
Net investment loss	(.25	)%(e)	(.37	)%(g)	(.53)%	(.38	)%(c)	(.49	)%(c)	(.64)%
Portfolio turnover rate	46%		81%		54%	73%		79%		109%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Net of expenses reimbursed or waived by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Ratio is less than .005%

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

16

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) at a meeting held on May 1-3, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Portfolio were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative

17

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Russell 1000 Growth Index (the “Index”), in each case for periods ended December 31, 2006 over the 1-, 3-, 5- and 10-year periods and (in the case of the Index) the since inception period (June 1992 inception). The directors noted that in the Performance Group comparison the Portfolio was in the 5th quintile in the 1- and 5-year periods, 3rd quintile in the 3-year period and 4th quintile in the 10-year period, and in the Performance Universe comparison the Portfolio was in the 5th quintile in the 1-year period, 3rd quintile in the 3- and 10-year periods, and 4th quintile in the 5-year period. The comparative information showed that the Portfolio outperformed the Index in the 3- and 10-year and since inception periods and underperformed the Index in the 1- and 5-year periods. Based on their review and their discussion of the reasons for the Portfolio’s performance with the Adviser (including the Adviser’s view that its “high conviction” style of growth investing had been out of favor for several years), and of the enhancements to its investment process being implemented by the Adviser with a view to improving investment performance, the directors retained confidence in the Adviser’s ability to advise the Portfolio and concluded that the Portfolio’s investment performance was understandable. The directors informed the Adviser that they planned to closely monitor the Portfolio’s performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with a similar investment style as the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

18

AllianceBernstein Variable Products Series Fund

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s at approximate current size contractual advisory effective fee rate of 75 basis points was higher than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 1 basis point. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group median and essentially the same as the Expense Universe median. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio’s net assets.

19

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$883.9	Large Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.01% of the Fund’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio		Fiscal Year
Large Cap Growth Portfolio	Class A	0.84%	December 31
	Class B	1.08%

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

20

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2007 net assets:

Portfolio	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Large Cap Growth Portfolio	$883.9	Large Cap Growth Schedule	0.287%	0.750%
		80 bp on 1st $25m
		50 bp on next $25m
		40 bp on next $50m
		30 bp on next $100m
		25 bp on the balance
		Minimum account size $10m

The Adviser also manages AllianceBernstein Large Cap Growth Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Large Cap Growth Fund, Inc.:5

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Large Cap Growth Portfolio	Large Cap Growth Fund, Inc.	0.75% on first $2.5 billion	0.75%
		0.65% on next $2.5 billion
		0.60% on the balance

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

21

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for American Growth Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Fund	Fee
American Growth Portfolio
Class A6	1.50%
Class I (Institutional)	0.70%

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ACITM Mutual Fund	Fee
Large Cap Growth Fund, Inc.	Alliance American Premier Growth—Hedged /Non-Hedged	0.95%
	Alliance American Premier Growth F / FB / FVA[7]	0.70%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships:

Fund	Sub-advised Fund		Fee Schedule
Large Cap Growth Portfolio	Client	#1[8]	0.60% on 1st $1 billion
0.55% on next $500 million
0.50% on next $500 million
0.45% on next $500 million
0.40% thereafter
	Client	#2	0.35% on 1st $50 million
0.30% on next $100 million
0.25% thereafter
	Client	#3	0.40% on first $300 million
0.37% on next $300 million
0.35% on next $300 million
0.32% on next $600 million
0.25% thereafter
	Client	#4	0.35%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s

6	Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services.

7	This ACITM fund is privately placed or institutional.

8	This is the fee schedule of a fund managed by an affiliate of the Adviser.

22

AllianceBernstein Variable Products Series Fund

analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Group Median	Rank
Large Cap Growth Portfolio	0.750	0.688	9/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[13]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Large Cap Growth Portfolio	0.814	0.691	10/13	0.807	40/74

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to

23

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $1,286,947 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $987,151 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.14

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

14	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2006.

24

AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio15 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)16 for the periods ended December 31, 2006.17

Large Cap Growth Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	-0.44	4.62	6.53	12/13	87/92
3 year	7.58	7.58	7.04	7/13	36/87
5 year	1.32	2.79	2.21	8/9	54/73
10 year	6.81	7.24	6.13	6/8	15/35

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)18 versus its benchmark.19 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.20

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Large Cap Growth Portfolio	-0.44	7.58	1.32	6.81	10.52	19.97	0.24	10
Russell 1000 Growth Index	9.07	6.87	2.69	5.44	8.77	19.24	0.18	10

Inception Date: June 26, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

15	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

16	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

17	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

18	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

19	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

20	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

25

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Real Estate Investment Portfolio

June 30, 2007

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

REAL ESTATE INVESTMENT PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Real Estate Investment Portfolio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$933.70	$3.88	0.81%
Hypothetical (5% return before expenses)	$1,000	$1,020.78	$4.06	0.81%

Class B
Actual	$1,000	$932.93	$5.08	1.06%
Hypothetical (5% return before expenses)	$1,000	$1,019.54	$5.31	1.06%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Simon Property Group, Inc.	$7,089,648	7.5%
ProLogis	6,600,400	7.0
Vornado Realty Trust	5,360,192	5.7
Ventas, Inc.	4,234,000	4.5
General Growth Properties, Inc.	4,177,755	4.4
Host Hotels & Resorts, Inc.	3,353,325	3.6
Kimco Realty Corp.	3,319,704	3.5
AvalonBay Communities, Inc.	3,185,984	3.4
Boston Properties, Inc.	3,125,178	3.3
Forest City Enterprises, Inc.-Class A	3,000,224	3.2

	$43,446,410	46.1%

INDUSTRY DIVERSIFICATION

June 30, 2007 (unaudited)

INDUSTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Multi-Family	$15,056,654	16.2%
Diversified/Specialty	14,015,082	15.1
Regional Mall	13,236,920	14.3
Lodging	12,794,349	13.8
Office	10,501,522	11.3
Health Care	9,199,996	9.9
Shopping Center/Other Retail	9,122,566	9.9
Industrial Warehouse Distribution	6,600,400	7.1
Self Storage	2,066,458	2.2
Short-Term Investments	149,000	0.2

Total Investments	$92,742,947	100.0%

Please Note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.

2

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.1%

EQUITY: OTHER–24.6%
DIVERSIFIED/SPECIALTY–14.9%
Alexandria Real Estate Equities, Inc.	30,500	$2,953,010
Digital Realty Trust, Inc.	71,700	2,701,656
Forest City Enterprises, Inc.—Class A	48,800	3,000,224
Vornado Realty Trust	48,800	5,360,192

		14,015,082

HEALTH CARE–9.7%
Health Care Property Investors, Inc.	56,100	1,622,973
Nationwide Health Properties, Inc.	85,600	2,328,320
Omega Healthcare Investors, Inc.	64,100	1,014,703
Ventas, Inc.	116,800	4,234,000

		9,199,996

		23,215,078

RETAIL–23.7%
REGIONAL MALL–14.0%
General Growth Properties, Inc.	78,900	4,177,755
Simon Property Group, Inc.	76,200	7,089,648
Taubman Centers, Inc.	39,700	1,969,517

		13,236,920

SHOPPING CENTER/OTHER RETAIL–9.7%
Developers Diversified Realty Corp.	34,800	1,834,308
Federal Realty Investment Trust	9,400	726,244
Kimco Realty Corp.	87,200	3,319,704
Ramco-Gershenson Properties	29,500	1,059,935
Saul Centers, Inc.	14,100	639,435
Tanger Factory Outlet Centers	41,200	1,542,940

		9,122,566

		22,359,486

RESIDENTIAL–18.1%
MULTI-FAMILY–15.9%
Apartment Investment & Management Co.—Class A	51,200	2,581,504
Archstone-Smith Trust	11,300	667,943
AvalonBay Communities, Inc.	26,800	3,185,984
Camden Property Trust	37,900	2,538,163
Equity Residential	48,400	2,208,492
Essex Property Trust, Inc.	6,700	779,210
Mid-America Apartment Communities, Inc.	45,100	2,366,848
UDR, Inc.	27,700	728,510

		15,056,654

Company	Shares or Principal Amount (000)	U.S. $ Value

SELF STORAGE–2.2%
Public Storage	26,900	$2,066,458

		17,123,112

LODGING–13.6%
LODGING–13.6%
Ashford Hospitality Trust, Inc.	8,500	99,960
Equity Inns, Inc.	6,599	147,818
FelCor Lodging Trust, Inc.	82,000	2,134,460
Hilton Hotels Corp.	47,600	1,593,172
Host Hotels & Resorts, Inc.	145,040	3,353,325
LaSalle Hotel Properties	11,600	503,672
Starwood Hotels & Resorts Worldwide, Inc.	39,900	2,676,093
Strategic Hotels & Resorts, Inc.	79,800	1,794,702
Sunstone Hotel Investors, Inc.	17,300	491,147

		12,794,349

OFFICE–11.1%
OFFICE–11.1%
Boston Properties, Inc.	30,600	3,125,178
Brookfield Properties Corp.	108,750	2,643,712
Maguire Properties, Inc.	57,020	1,957,496
SL Green Realty Corp.	22,400	2,775,136

		10,501,522

INDUSTRIAL–7.0%
INDUSTRIAL WAREHOUSE DISTRIBUTION–7.0%
ProLogis	116,000	6,600,400

Total Common Stocks (cost $61,270,734)		92,593,947

SHORT-TERM INVESTMENTS–0.2%
TIME DEPOSIT–0.2%
The Bank of New York 4.25%, 7/02/07 (cost $149,000)	$149	149,000

TOTAL INVESTMENTS–98.3% (cost $61,419,734)		92,742,947
Other assets less liabilities–1.7%		1,589,451

NET ASSETS–100.0%		$94,332,398

See	Notes to Financial Statements

3

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $61,419,734)	$92,742,947
Cash	13,769
Receivable for investment securities sold	1,166,935
Dividends and interest receivable	294,323
Receivable for capital stock sold	260,078

Total assets	94,478,052

LIABILITIES
Advisory fee payable	46,386
Audit fee payable	21,686
Printing fee payable	19,652
Administrative fee payable	19,185
Custodian fee payable	17,516
Payable for capital stock redeemed	9,160
Distribution fee payable	6,660
Transfer Agent fee payable	59
Accrued expenses	5,350

Total liabilities	145,654

NET ASSETS	$94,332,398

COMPOSITION OF NET ASSETS
Capital stock, at par	$5,320
Additional paid-in capital	53,308,812
Distributions in excess of net investment income	(162,265)
Accumulated net realized gain on investment transactions	9,857,318
Net unrealized appreciation of investments	31,323,213

$94,332,398

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$64,704,323	3,648,420	$17.73
B	$29,628,075	1,671,305	$17.73

See	Notes to Financial Statements.

4

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $7,209)	$310,552
Interest	31,334

Total investment income	341,886

EXPENSES
Advisory fee	307,698
Distribution fee—Class B	42,439
Transfer agency—Class A	979
Transfer agency—Class B	425
Custodian	56,309
Administrative	47,000
Audit	21,687
Printing	11,452
Legal	3,899
Directors’ fees	726
Miscellaneous	1,832

Total expenses	494,446

Net investment loss	(152,560)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	9,960,120
Net change in unrealized appreciation/depreciation of investments	(16,313,537)

Net loss on investment transactions	(6,353,417)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(6,505,977)

See	Notes to Financial Statements.

5

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(152,560)	$1,287,745
Net realized gain on investment transactions	9,960,120	16,269,378
Net change in unrealized appreciation/depreciation of investments	(16,313,537)	13,184,606

Net increase (decrease) in net assets from operations	(6,505,977)	30,741,729
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(931,803)	(1,453,595)
Class B	(356,998)	(500,621)
Net realized gain on investment transactions
Class A	(11,126,096)	(9,286,857)
Class B	(5,149,348)	(3,779,939)
CAPITAL STOCK TRANSACTIONS
Net increase	4,624,695	6,020,754

Total increase (decrease)	(19,445,527)	21,741,471
NET ASSETS
Beginning of period	113,777,925	92,036,454

End of period (including distributions in excess of investment income and undistributed net investment income of ($162,265) and $1,279,096, respectively)	$94,332,398	$113,777,925

See	Notes to Financial Statements.

6

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is total return from long-term growth of capital and income. Prior to February 1, 2006, the Portfolio’s objective was to seek total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

7

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .90% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $47,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2007.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2007 amounted to $29,595, none of which was paid to Sanford C. Bernstein & Co. LLC, and Sanford C. Bernstein Limited, affiliates of the Adviser.

8

AllianceBernstein Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $391 for the six months ended June 30, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U. S. government securities)	$26,363,912		$38,510,328
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$32,899,702
Gross unrealized depreciation	(1,576,489)

Net unrealized appreciation	$31,323,213

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

9

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Class A
Shares sold	260,051	607,488	$6,060,408	$12,929,499
Shares issued in reinvestment of dividends and distributions	624,115	569,785	12,057,899	10,740,452
Shares redeemed	(753,933)	(1,021,095)	(17,294,849)	(21,832,571)

Net increase	130,233	156,178	$823,458	$1,837,380

Class B
Shares sold	101,478	320,262	$2,384,430	$6,882,186
Shares issued in reinvestment of dividends and distributions	285,155	227,085	5,506,346	4,280,560
Shares redeemed	(182,964)	(327,525)	(4,089,539)	(6,979,372)

Net increase	203,669	219,822	$3,801,237	$4,183,374

NOTE F: Risks Involved in Investing in the Portfolio

Concentration of Risk—Although the Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject

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AllianceBernstein Variable Products Series Fund

to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims of losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2007.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$2,994,315	$6,167,554
Net long-term capital gains	12,026,697	5,777,454

Total taxable distributions	15,021,012	11,945,008

Total distributions paid	$15,021,012	$11,945,008

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,825,036
Undistributed long term capital gain	13,709,646
Unrealized appreciation/(depreciation)	47,553,806	(a)

Total accumulated earnings/(deficit)	$65,088,488

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

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REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund’s investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund’s investment advisory agreement, please see “Advisory Fee and Other Transactions with Affiliates” above.

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

In addition, the Independent Directors of the Fund (“the Independent Directors”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and

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AllianceBernstein Variable Products Series Fund

Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio’s 2007 semi-annual report. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

13

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

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REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31,
2006	2005	2004	2003	2002
Net assets value, beginning of period	$22.83	$19.98	$20.66	$15.62	$11.52	$11.50

Income From Investment Operations
Net investment income (loss) (a)	(.02)	.29	.32	.39	(b)	.46	.44	(b)
Net realized and unrealized gain (loss) on investment transactions	(1.17)	6.02	1.84	5.05	3.99	(.12)

Net increase (decrease) in net asset value from operations	(1.19)	6.31	2.16	5.44	4.45	.32

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.47)	(.68)	(.40)	(.35)	(.30)
Distributions from net realized gain on investment transactions	(3.61)	(2.99)	(2.16)	–0	–	–0	–	–0	–

Total dividends and distributions	(3.91)	(3.46)	(2.84)	(.40)	(.35)	(.30)

Net asset value, end of period	$17.73	$22.83	$19.98	$20.66	$15.62	$11.52

Total Return
Total investment return based on net asset value (c)	(6.63)%	35.22%	11.67%	35.63%	39.30%	2.60%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$64,704	$80,317	$67,161	$88,441	$68,717	$50,062
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.81	%(d)	.83	%(e)	.83%	.77%	1.24%	1.06%
Expenses, before waivers and reimbursements	.81	%(d)	.83	%(e)	.83%	.99%	1.24%	1.29%
Net investment income (loss)	(.17	)%(d)	1.33	%(e)	1.64%	2.26	%(b)	3.50%	3.70	%(b)
Portfolio turnover rate	24%	47%	46%	35%	23%	31%

See footnote summary on page 16.

15

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31,
2006	2005	2004	2003	2002
Net assets value, beginning of period	$22.80	$19.94	$20.54	$15.55	$11.48	$11.49

Income From Investment Operations
Net investment income (loss) (a)	(.06)	.22	.38	.34	(b)	.43	.40	(b)
Net realized and unrealized gain (loss) on investment transactions	(1.15)	6.03	1.72	5.03	3.98	(.11)

Net increase (decrease) in net asset value from operations	(1.21)	6.25	2.10	5.37	4.41	.29

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.40)	(.54)	(.38)	(.34)	(.30)
Distributions from net realized gain on investment transactions	(3.61)	(2.99)	(2.16)	–0	–	–0	–	–0	–

Total dividends and distributions	(3.86)	(3.39)	(2.70)	(.38)	(.34)	(.30)

Net asset value, end of period	$17.73	$22.80	$19.94	$20.54	$15.55	$11.48

Total Return
Total investment return based on net asset value (c)	(6.71)%	34.88%	11.40%	35.28%	39.02%	2.31%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,628	$33,461	$24,875	$67,457	$43,919	$16,626
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.06	%(d)	1.08	%(e)	1.06%	1.02%	1.49%	1.31%
Expenses, before waivers and reimbursements	1.06	%(d)	1.08	%(e)	1.06%	1.24%	1.49%	1.52%
Net investment income (loss)	(.52	)%(d)	1.04	%(e)	2.11%	2.02	%(b)	3.22%	3.43	%(b)
Portfolio turnover rate	24%	47%	46%	35%	23%	31%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

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REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) at a meeting held on May 1-3, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Portfolio were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability

17

REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the National Association of Real Estate Investment Trusts Equity Index (the “Index”), in each case for periods ended December 31, 2006 over the 1-, 3- and 5-year periods and (in the case of the Index) the since inception period (January 1997 inception). The directors noted that in the Performance Group comparison the Portfolio was in the 3rd quintile in the 1-year period and 4th quintile in the 3- and 5-year periods, and in the Performance Universe comparison the Portfolio was in the 4th quintile in the 1-, 3- and 5-year periods. The comparative information showed that the Portfolio outperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio although the initial fee rates in the institutional fee schedule were higher, and that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be higher than that in the Portfolio’s Advisory Agreement prior to taking account of the administrative expense reimbursements made to the Adviser. The directors noted that adding the eight basis point administrative expense reimbursement to the Adviser resulted in a lower rate of total compensation to the Adviser under the institutional fee schedule than what is paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with a similar investment style as the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that since mutual funds are constantly issuing and

18

AllianceBernstein Variable Products Series Fund

redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s at approximate current size contractual advisory effective fee rate of 55 basis points, plus the 8 basis point impact of the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was lower than the Expense Group and Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio’s net assets.

19

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$117.9	Real Estate Investment Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.08% of the Fund’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio			Fiscal Year
Real Estate Investment Portfolio	Class A Class B	0.83 1.08	% %	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

20

AllianceBernstein Variable Products Series Fund

differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2007 net assets:

Portfolio	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Real Estate Investment Portfolio	$117.9	Domestic REIT Strategy Schedule 70 bp on 1st $25m 60 bp on next $25m 50 bp on next $25m negotiable on the balance Minimum account size $10m	0.564%[5]	0.550%

The Adviser also manages AllianceBernstein Global Real Estate Investment Fund, Inc. a retail mutual fund, which has a somewhat similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Global Real Estate Investment Fund, Inc.:6

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Real Estate Investment Portfolio[7]	Global Real Estate Investment, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.55%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	Assumes 50 bp on the balance.

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

7	It should be noted that the Portfolio’s investment guidelines are more restrictive than that of AllianceBernstein Global Real Estate Investment Fund, Inc. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the AllianceBernstein Global Real Estate Investment Fund, Inc., which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

21

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for U.S. Real Estate Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Fee
U.S. Real Estate Portfolio
Class A8	1.75%
Class I (Institutional)	0.95%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Group Median	Rank
Real Estate Investment Portfolio	0.550	0.834	1/15

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Portfolio	Expense Ratio (%)[13]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Real Estate Investment Portfolio	0.832	0.905	2/15	0.921	4/18

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior

8	Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

22

AllianceBernstein Variable Products Series Fund

Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $73,262 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $172,555 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.14

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for

14	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2006.

23

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Portfolio15 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)16 for the periods ended December 31, 2006.17

Real Estate Investment Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	35.22	35.84	36.35	9/15	14/22
3 year	26.99	27.09	27.28	8/12	12/18
5 year	23.96	24.09	24.14	7/10	8/13

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)18 versus its benchmark.19 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.20

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Real Estate Investment Portfolio	35.22	26.99	23.96	14.60	14.49	1.39	5
NAREIT Equity Index	35.06	25.85	23.20	14.48	14.16	1.38	5
Inception Date: January 9, 1997

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

15	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

16	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund from a PU is somewhat different from that of an EU.

17	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

18	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

19	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

20	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

24

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small Cap Growth Portfolio

June 30, 2007

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Small Cap Growth Portfolio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,120.86	$6.36	1.21%
Hypothetical (5% return before expenses)	$1,000	$1,018.79	$6.06	1.21%

Class B
Actual	$1,000	$1,119.01	$7.67	1.46%
Hypothetical (5% return before expenses)	$1,000	$1,017.55	$7.30	1.46%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Resources Connection, Inc.	$1,380,288	2.1%
DealerTrack Holdings, Inc.	1,285,716	1.9
LKQ Corp.	1,219,684	1.8
VistaPrint Ltd.	1,174,275	1.8
Strayer Education, Inc.	1,053,680	1.6
Orient-Express Hotels Ltd.—Class A	1,041,300	1.6
Baldor Electric Co.	1,029,952	1.6
Astec Industries, Inc.	1,017,502	1.5
Bill Barrett Corp.	1,016,508	1.5
Bucyrus International, Inc.—Class A	997,998	1.5

	$11,216,903	16.9%

SECTOR DIVERSIFICATION

June 30, 2007 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$16,745,411	25.1%
Industrials	15,074,720	22.6
Health Care	10,683,113	16.0
Consumer Discretionary	10,207,952	15.3
Energy	6,551,117	9.8
Financials	3,486,278	5.2
Telecommunication Services	1,562,442	2.3
Technology	582,390	0.9
Consumer Staples	341,964	0.5
Consumer Services	222,240	0.3
Short-Term Investments	1,338,000	2.0

Total Investments	$66,795,627	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.6%

INFORMATION TECHNOLOGY–25.2%
COMMUNICATIONS EQUIPMENT–2.1%
Dycom Industries, Inc.(a)	27,200	$815,456
Netgear, Inc.(a)	15,900	576,375

		1,391,831

COMPUTERS & PERIPHERALS–1.1%
Synaptics, Inc.(a)	21,300	762,327

INTERNET SOFTWARE & SERVICES–5.7%
DealerTrack Holdings, Inc.(a)	34,900	1,285,716
LoopNet, Inc.(a)	23,400	545,922
Omniture, Inc.(a)	12,100	277,332
Switch & Data Facilities Co., Inc.(a)	24,800	475,912
VistaPrint, Ltd.(a)	30,700	1,174,275

		3,759,157

IT SERVICES–2.9%
Authorize.Net Holdings, Inc.(a)	39,900	713,811
Enernoc, Inc.(a)	400	15,252
Euronet Worldwide, Inc.(a)	4,300	125,388
Global Cash Access Holdings, Inc.(a)	31,600	506,232
VeriFone Holdings, Inc.(a)	16,200	571,050

		1,931,733

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–6.9%
Advanced Analogic Technologies, Inc.(a)	93,700	908,890
Eagle Test Systems, Inc.(a)	36,610	587,957
Hittite Microwave Corp.(a)	20,800	888,784
Integrated Device Technology, Inc.(a)	32,430	495,206
ON Semiconductor Corp.(a)	83,100	890,832
Verigy Ltd.(a)	29,200	835,412

		4,607,081

SOFTWARE–6.5%
Blackbaud, Inc.	26,020	574,521
Commvault Systems, Inc.(a)	21,900	378,213
MICROS Systems, Inc.(a)	18,100	984,640
Quest Software, Inc.(a)	36,420	589,640
THQ, Inc.(a)	27,350	834,722
Ultimate Software Group, Inc.(a)	32,200	931,546

		4,293,282

		16,745,411

INDUSTRIALS–22.7%
AEROSPACE & DEFENSE–1.4%
Hexcel Corp.(a)	44,400	935,508

AIR FREIGHT & LOGISTICS–0.5%
UTI Worldwide, Inc.	12,100	324,159

Company	Shares	U.S. $ Value

BUILDING PRODUCTS–0.7%
Dayton Superior Corp.(a)	36,900	$498,150

COMMERCIAL SERVICES & SUPPLIES–8.3%
Huron Consulting Group, Inc.(a)	13,627	994,907
Innerworkings, Inc.(a)	17,600	281,952
Kenexa Corp.(a)	17,700	667,467
Knoll, Inc.	38,600	864,640
Resources Connection, Inc.(a)	41,600	1,380,288
Stericycle, Inc.(a)	19,980	888,311
Taleo Corp.—Class A(a)	19,000	428,070

		5,505,635

ELECTRICAL EQUIPMENT–1.6%
Baldor Electric Co.	20,900	1,029,952

MACHINERY–6.5%
Astec Industries, Inc.(a)	24,100	1,017,502
Bucyrus International, Inc.— Class A	14,100	997,998
IDEX Corp.	24,655	950,204
RBC Bearings, Inc.(a)	22,100	911,625
Watts Water Technologies, Inc.—Class A	12,600	472,122

		4,349,451

MARINE–1.5%
Kirby Corp.(a)	25,900	994,301

TRADING COMPANIES & DISTRIBUTORS–2.2%
Houston Wire & Cable Co.(a)	20,400	579,564
MSC Industrial Direct Co.— Class A	15,600	858,000

		1,437,564

		15,074,720

HEALTH CARE–16.1%
BIOTECHNOLOGY–1.5%
Alexion Pharmaceuticals, Inc.(a)	14,400	648,864
Amicus Therapeutics, Inc.(a)	13,100	150,650
Array Biopharma, Inc.(a)	14,200	165,714

		965,228

HEALTH CARE EQUIPMENT & SUPPLIES–4.2%
Abaxis, Inc.(a)	19,900	415,114
ArthroCare Corp.(a)	15,400	676,214
Hansen Medical, Inc.(a)	26,720	504,741
Meridian Bioscience, Inc.	43,450	941,127
TomoTherapy, Inc.(a)	11,500	252,080

		2,789,276

HEALTH CARE PROVIDERS & SERVICES–4.1%
HealthExtras, Inc.(a)	21,900	647,802
LHC Group, Inc.(a)	35,700	935,340
Psychiatric Solutions, Inc.(a)	17,900	649,054
WellCare Health Plans, Inc.(a)	5,469	494,999

		2,727,195

3

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE TECHNOLOGY–1.4%
Trizetto Group(a)	48,600	$940,896

LIFE SCIENCES TOOLS & SERVICES–4.1%
Advanced Magnetics, Inc.(a)	10,100	587,416
Icon PLC (ADR)(a)	22,200	971,028
Nektar Therapeutics(a)	38,400	364,416
Ventana Medical Systems, Inc.(a)	10,100	780,427

		2,703,287

PHARMACEUTICALS–0.8%
Alexza Pharmaceuticals, Inc.(a)	17,700	146,379
Jazz Pharmaceuticals, Inc.(a)	7,500	119,925
Pozen, Inc.(a)	16,100	290,927

		557,231

		10,683,113

CONSUMER DISCRETIONARY–15.4%
DISTRIBUTORS–1.8%
LKQ Corp.(a)	49,460	1,219,684

DIVERSIFIED CONSUMER SERVICES–2.4%
Bright Horizons Family Solutions, Inc.(a)	12,900	501,939
Strayer Education, Inc.	8,000	1,053,680

		1,555,619

HOTELS, RESTAURANTS & LEISURE–5.6%
Great Wolf Resorts, Inc.(a)	37,900	540,075
Home Inns & Hotels Management, Inc. (ADR)(a)	19,200	618,432
Life Time Fitness, Inc.(a)	17,700	942,171
Orient-Express Hotels, Ltd.— Class A	19,500	1,041,300
Texas Roadhouse, Inc.— Class A(a)	46,300	592,177

		3,734,155

LEISURE EQUIPMENT & PRODUCTS–0.5%
MarineMax, Inc.(a)	17,700	354,354

MEDIA–1.0%
Morningstar, Inc.(a)	14,500	681,862

SPECIALTY RETAIL–3.3%
Citi Trends, Inc.(a)	18,900	717,444
Coldwater Creek, Inc.(a)	37,350	867,641
Zumiez, Inc.(a)	15,390	581,434

		2,166,519

TEXTILES APPAREL & LUXURY GOODS–0.8%
Under Armour, Inc.—Class A(a)	10,860	495,759

		10,207,952

Company	Shares	U.S. $ Value

ENERGY–9.9%
ENERGY EQUIPMENT & SERVICES–6.5%
Complete Production Services, Inc.(a)	25,900	$669,515
Core Laboratories NV(a)	7,984	811,893
Dril-Quip, Inc.(a)	18,500	831,575
FMC Technologies, Inc.(a)	6,000	475,320
Tesco Corp.(a)	16,700	526,885
W-H Energy Services, Inc.—Class H(a)	16,100	996,751

		4,311,939

OIL, GAS & CONSUMABLE FUELS–3.4%
Bill Barrett Corp.(a)	27,600	1,016,508
Carrizo Oil & Gas, Inc.(a)	9,000	373,230
EXCO Resources, Inc.(a)	27,500	479,600
Penn Virginia Corp.	9,200	369,840

		2,239,178

		6,551,117

FINANCIALS–5.2%
CAPITAL MARKETS–3.2%
Affiliated Managers Group, Inc.(a)	6,000	772,560
GFI Group, Inc.(a)	1,000	72,480
Greenhill & Co., Inc.	12,000	824,520
OptionsXpress Holdings, Inc.	18,180	466,499

		2,136,059

COMMERCIAL BANKS–1.2%
Community Bancorp(a)	13,600	380,528
First Republic Bank	7,600	407,816

		788,344

DIVERSIFIED FINANCIAL SERVICES–0.4%
Primus Guaranty Ltd.(a)	27,530	295,121

THRIFTS & MORTGAGE FINANCE–0.4%
Clayton Holdings, Inc.(a)	23,420	266,754

		3,486,278

TELECOMMUNICATION SERVICES–2.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.4%
Cbeyond, Inc.(a)	16,600	639,266
NTELOS Holdings Corp.	33,400	923,176

		1,562,442

TECHNOLOGY–0.9%
COMPUTER PERIPHERALS–0.4%
Data Domain, Inc.(a)	10,000	230,000

SOFTWARE–0.5%
PROS Holdings, Inc.(a)	26,900	352,390

		582,390

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER STAPLES–0.5%
FOOD PRODUCTS–0.5%
Hain Celestial Group, Inc.(a)	12,600	$341,964

CONSUMER SERVICES–0.3%
MISCELLANEOUS–0.3%
comScore, Inc.(a)	9,600	222,240

Total Common Stocks (cost $49,629,505)		65,457,627

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–2.0%
TIME DEPOSIT–2.0%
The Bank of New York 4.25%, 7/02/07 (cost $1,338,000)	$1,338	$1,338,000

TOTAL INVESTMENTS–100.6% (cost $50,967,505)		66,795,627
Other assets less liabilities–(0.6)%		(385,838)

NET ASSETS–100.0%		$66,409,789

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See Notes to Financial Statements.

5

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $50,967,505)	$66,795,627
Receivable for investment securities sold	736,762
Dividends and interest receivable	5,559
Receivable for capital stock sold	1,422

Total assets	67,539,370

LIABILITIES
Due to custodian	10,324
Payable for investment securities purchased	843,789
Payable for capital stock redeemed	106,723
Advisory fee payable	42,414
Administrative fee payable	19,185
Distribution fee payable	4,574
Transfer Agent fee payable	59
Accrued expenses	102,513

Total liabilities	1,129,581

NET ASSETS	$66,409,789

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,390
Additional paid-in capital	97,331,219
Accumulated net investment loss	(358,723)
Accumulated net realized loss on investment transactions	(46,395,219)
Net unrealized appreciation of investments	15,828,122

$66,409,789

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$44,941,720	2,954,133	$15.21
B	$21,468,069	1,435,824	$14.95

See Notes to Financial Statements.

6

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends	$75,092
Interest	20,660

Total investment income	95,752

EXPENSES
Advisory fee	258,813
Distribution fee—Class B	27,488
Transfer agency—Class A	1,301
Transfer agency—Class B	607
Custodian	73,672
Administrative	47,000
Audit	19,601
Printing	11,140
Legal	4,666
Directors’ fees	755
Miscellaneous	1,509

Total expenses	446,552

Net investment loss	(350,800)

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	6,452,183
Net change in unrealized appreciation/depreciation of investments	1,772,685

Net gain on investment transactions	8,224,868

NET INCREASE IN NET ASSETS FROM OPERATIONS	$7,874,068

See Notes to Financial Statements.

7

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(350,800)	$(722,442)
Net realized gain on investment transactions	6,452,183	8,848,126
Net change in unrealized appreciation/depreciation of investments	1,772,685	(861,528)

Net increase in net assets from operations	7,874,068	7,264,156
CAPITAL STOCK TRANSACTIONS
Net decrease	(12,032,360)	(8,615,766)

Total decrease	(4,158,292)	(1,351,610)
NET ASSETS
Beginning of period	70,568,081	71,919,691

End of period (including accumulated net investment loss of ($358,723) and ($7,923), respectively)	$66,409,789	$70,568,081

See Notes to Financial Statements.

8

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio’s investment objective was to seek growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio’s objective. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Exchange, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

9

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain and loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $47,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2007.

10

AllianceBernstein Variable Products Series Fund

Brokerage commissions paid on investment transactions for the six months ended June 30, 2007 amounted to $69,226, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $391 for the six months ended June 30, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to ..50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$27,441,379		$39,906,090
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$16,652,759
Gross unrealized depreciation	(824,637)

Net unrealized appreciation	$15,828,122

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

11

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Class A
Shares sold	79,645	802,592	$1,130,371	$10,449,898
Shares redeemed	(698,830)	(1,264,557)	(10,079,392)	(16,507,629)

Net decrease	(619,185)	(461,965)	$(8,949,021)	$(6,057,731)

Class B
Shares sold	112,753	520,053	$1,561,375	$6,865,945
Shares redeemed	(329,482)	(725,793)	(4,644,714)	(9,423,980)

Net decrease	(216,729)	(205,740)	$(3,083,339)	$(2,558,035)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

12

AllianceBernstein Variable Products Series Fund

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2007.

NOTE H: Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending December 31, 2007 will be determined at the end of the current fiscal year. As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(52,050,020	)(a)
Unrealized appreciation/(depreciation)	13,250,132	(b)

Total accumulated earnings/(deficit)	$(38,799,888)

(a)	On December 31, 2006, the Portfolio had a net capital loss carrryforward of $52,050,020 of which $120,803 expires in the year 2008, $6,605,979 expires in the year 2009, and $45,323,838 expires in 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio’s merger with Brinson Series Trust Small Cap Growth Portfolio, may apply. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $8,207,426.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund’s investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund’s investment advisory agreement, please see “Advisory Fee and Other Transactions with Affiliates” above.

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

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NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

In addition, the Independent Directors of the Fund (“the Independent Directors”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges,

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AllianceBernstein Variable Products Series Fund

among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

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SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31,
			2006		2005	2004		2003	2002
Net asset value, beginning of period	$13.57		$12.26		$11.65	$10.17		$ 6.83	$10.01

Income From Investment Operations
Net investment loss (a)	(.07)		(.12)		(.11)	(.10	)(b)	(.09)	(.07	)(b)
Net realized and unrealized gain (loss) on investment transactions	1.71		1.43		.72	1.58		3.43	(3.11)

Net increase (decrease) in net asset value from operations	1.64		1.31		.61	1.48		3.34	(3.18)

Net asset value, end of period	$15.21		$13.57		$12.26	$11.65		$10.17	$ 6.83

Total Return
Total investment return based on net asset value (c)	12.09%		10.69%		5.24%	14.55%		48.90%	(31.77)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$44,942		$48,498		$49,453	$61,661		$61,079	$86,093
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.21	%(d)	1.16	%(e)	1.18%	1.14%		1.36%	1.11%
Expenses, before waivers and reimbursements	1.21	%(d)	1.16	%(e)	1.18%	1.30%		1.36%	1.25%
Net investment loss	(.94	)%(d)	(.90	)%(e)	(.93)%	(.93	)%(b)	(1.10)%	(.86	)%(b)
Portfolio turnover rate	40%		76%		90%	92%		129%	111%

See footnote summary on page 17.

16

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31,
			2006		2005	2004		2003	2002
Net asset value, beginning of period	$13.36		$12.09		$11.53	$10.08		$ 6.78	$ 9.98

Income From Investment Operations
Net investment loss (a)	(.08)		(.15)		(.13)	(.12	)(b)	(.11)	(.09	)(b)
Net realized and unrealized gain (loss) on investment transactions	1.67		1.42		.69	1.57		3.41	(3.11)

Net increase (decrease) in net asset value from operations	1.59		1.27		.56	1.45		3.30	(3.20)

Net asset value, end of period	$14.95		$13.36		$12.09	$11.53		$10.08	$ 6.78

Total Return
Total investment return based on net asset value (c)	11.90%		10.51%		4.86%	14.39%		48.67%	(32.06)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,468		$22,070		$22,467	$24,448		$15,846	$5,101
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.46	%(d)	1.41	%(e)	1.43%	1.40%		1.61%	1.37%
Expenses, before waivers and reimbursements	1.46	%(d)	1.41	%(e)	1.43%	1.56%		1.61%	1.51%
Net investment loss	(1.19	)%(d)	(1.15	)%(e)	(1.18)%	(1.19	)%(b)	(1.37)%	(1.10	)%(b)
Portfolio turnover rate	40%		76%		90%	92%		129%	111%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

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CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) at a meeting held on May 1-3, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Portfolio were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative

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AllianceBernstein Variable Products Series Fund

information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Russell 2000 Growth Index (the “Index”), in each case for periods ended December 31, 2006 over the 1-, 3-, 5- and 10-year periods and (in the case of the Index) the since inception period (August 1996 inception). The directors also reviewed information prepared by the Adviser based on information from Lipper showing that the Fund outperformed the Index and was in the second quintile of the Performance Universe in the quarter ended March 31, 2007. The directors noted that in the Performance Group comparison the Portfolio was in the 4th quintile in the 1-year period, 3rd quintile in the 3- and 5-year periods and 5th quintile in the 10-year period and in the Performance Universe comparison the Portfolio was in the 3rd quintile in the 1-, 3- and 5-year periods and 5th quintile in the 10-year period. The comparative information showed that the Portfolio underperformed the Index in all periods reviewed. Based on their review and their discussion with the Adviser concerning the Portfolio’s performance and the improved performance in the first quarter of 2007, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio although the institutional fee schedule provided for higher rates on the first $150 million of assets, and that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be higher than that in the Portfolio’s Advisory Agreement, even after taking into account the 12 basis point expense ratio impact of the administrative expense reimbursement provision in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with a similar investment style as the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

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CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s at approximate current size contractual advisory effective fee rate of 75 basis points was lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 12 basis points, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and Expense Universe medians. The directors noted that the Portfolio’s relatively modest size (approximately $70 million as of February 28, 2007) adversely affected the Portfolio’s expense ratio. For example, it resulted in the administrative expense reimbursement, which does not vary with a Portfolio’s size, having a significant effect on the Portfolio’s expense ratio. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds. The directors concluded that the Fund’s expense ratio was acceptable in the Portfolio’s particular circumstances.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio’s net assets.

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SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion	$70.0	Small Cap Growth Portfolio
	65 bp on next $2.5 billion
	60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.12% of the Fund’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio		Fiscal Year
Small Cap Growth Portfolio	Class A	1.16%	December 31
	Class B	1.41%

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

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SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2007 net assets:

Portfolio	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	$70.0	Small Cap Growth Schedule 100 bp on 1st $50m 85 bp on next $50m 75 bp on the balance Minimum account size $10m	0.957%	0.750%

The Adviser also manages AllianceBernstein Cap Fund, Inc.—Small Cap Growth Fund, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio:5

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Small Cap Growth Portfolio[6]	Cap Fund, Inc—Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	The advisory fees of the Portfolio are paid on a monthly basis and are based on the portfolio’s average daily net assets, in contrast to AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio, whose fees are based on the portfolio’s net assets at the end of each quarter and are paid to the Adviser quarterly. The breakpoints in the fee schedules are the same for the Portfolio and the AllianceBernstein Mutual Fund.

22

AllianceBernstein Variable Products Series Fund

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships:

Fund	Sub-advised Fund		Fee Schedule
Small Cap Growth Portfolio	Client	#1[7]	0.60% on 1st $1 billion
0.55% on next $500 million
0.50% on next $500 million
0.45% on next $500 million
0.40% thereafter
	Client	#2	0.65% on 1st $25 million
0.60% on next $75 million
0.55% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Group Median	Rank
Small Cap Growth Portfolio	0.750	0.800	2/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[12]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Small Cap Growth Portfolio	1.178	0.992	11/13	0.990	33/37

7	This is the fee schedule of a fund managed by an affiliate of the Adviser.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year end Class A total expense ratio.

23

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $58,239 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $257,141 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.13

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

13	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2006.

24

AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio14 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)15 for the periods ended December 31, 2006.16

Small Cap Growth Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	10.69	11.04	12.39	8/13	26/47
3 year	10.09	9.82	9.82	6/13	22/45
5 year	6.27	5.91	5.77	5/12	17/38
10 year	3.95	4.80	5.39	5/6	14/16

14	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

15	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

16	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

25

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)17 versus its benchmark.18 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.19

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	10.69	10.09	6.27	3.95	4.41	22.92	0.12	10
Russell 2000 Growth Index	13.35	10.51	6.93	4.88	5.26	25.90	0.17	10

Inception Date: August 5, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

17	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

18	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

19	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

26

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small/Mid Cap Value Portfolio

June 30, 2007

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Small/Mid Cap Value Portfolio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,137.70	$4.45	0.84%
Hypothetical (5% return before expenses)	$1,000	$1,020.63	$4.21	0.84%

Class B
Actual	$1,000	$1,137.51	$5.78	1.09%
Hypothetical (5% return before expenses)	$1,000	$1,019.39	$5.46	1.09%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
SPX Corp.	$8,482,446	1.7%
Celanese Corp.—Series A	8,329,944	1.6
Arch Capital Group Ltd.	8,284,068	1.6
Kennametal, Inc.	7,956,910	1.6
TRW Automotive Holdings Corp.	7,476,490	1.5
Lubrizol Corp.	7,461,980	1.5
Reliant Energy, Inc.	7,397,775	1.5
Rockwood Holdings, Inc.	7,397,720	1.5
ArvinMeritor, Inc.	7,397,040	1.4
Platinum Underwriters Holdings Ltd.	6,915,250	1.4

	$77,099,623	15.3%

SECTOR DIVERSIFICATION

June 30, 2007 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Industrials	$119,525,082	23.4%
Financials	106,616,857	20.9
Materials	57,348,483	11.2
Information Technology	51,339,495	10.0
Consumer Discretionary	42,760,180	8.4
Consumer Staples	37,114,754	7.3
Utilities	27,913,133	5.5
Health Care	24,312,348	4.8
Energy	14,831,502	2.9
Short-Term Investments	28,390,000	5.6

Total Investments	$510,151,834	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–95.8%

INDUSTRIALS–23.8%
AEROSPACE & DEFENSE–1.1%
Goodrich Corp.	89,275	$5,317,219

AIRLINES–1.7%
Alaska Air Group, Inc.(a)	109,700	3,056,242
Continental Airlines, Inc.— Class B(a)	94,700	3,207,489
Skywest, Inc.	93,000	2,216,190

		8,479,921

COMMERCIAL SERVICES & SUPPLIES–3.4%
IKON Office Solutions, Inc.	414,000	6,462,540
Kelly Services, Inc.—Class A	83,000	2,279,180
Quebecor World, Inc.	168,000	2,041,200
United Stationers, Inc.(a)	94,595	6,303,811

		17,086,731

ELECTRICAL EQUIPMENT–3.1%
Acuity Brands, Inc.	70,600	4,255,768
Cooper Industries, Ltd.— Class A	84,400	4,818,396
Regal-Beloit Corp.	140,300	6,529,562

		15,603,726

MACHINERY–6.9%
AGCO Corp.(a)	60,000	2,604,600
Briggs & Stratton Corp.	170,900	5,393,604
Kennametal, Inc.	97,000	7,956,910
Mueller Industries, Inc.	131,000	4,511,640
SPX Corp.	96,600	8,482,446
Terex Corp.(a)	71,000	5,772,300

		34,721,500

ROAD & RAIL–6.3%
Arkansas Best Corp.	127,000	4,949,190
Avis Budget Group, Inc.(a)	215,000	6,112,450
Con-way, Inc.	115,625	5,809,000
Laidlaw International, Inc.	126,600	4,374,030
Ryder System, Inc.	99,000	5,326,200
Werner Enterprises, Inc.	245,100	4,938,765

		31,509,635

TRADING COMPANIES & DISTRIBUTORS–1.3%
GATX Corp.	138,200	6,806,350

		119,525,082

FINANCIALS–21.2%
CAPITAL MARKETS–1.1%
A.G. Edwards, Inc.	66,900	5,656,395

COMMERCIAL BANKS–4.6%
Central Pacific Financial Corp.	133,900	4,420,039
The South Financial Group, Inc.	164,000	3,712,960
Susquehanna Bancshares, Inc.	218,600	4,890,082
Trustmark Corp.	139,806	3,615,383
UnionBanCal Corp.	45,900	2,740,230
Whitney Holding Corp.	130,900	3,940,090

		23,318,784

Company	Shares	U.S. $ Value

INSURANCE–8.4%
Arch Capital Group Ltd.(a)	114,200	$8,284,068
Aspen Insurance Holdings, Ltd.	208,000	5,838,560
Fidelity National Financial, Inc.—Class A	231,000	5,474,700
Old Republic International Corp.	286,875	6,098,963
PartnerRe, Ltd.	17,700	1,371,750
Platinum Underwriters Holdings, Ltd.	199,000	6,915,250
RenaissanceRe Holdings, Ltd.	33,600	2,082,864
StanCorp Financial Group, Inc.	112,000	5,877,760

		41,943,915

REAL ESTATE INVESTMENT TRUSTS (REITs)–3.4%
Ashford Hospitality Trust, Inc.	211,000	2,481,360
Digital Realty Trust, Inc.	55,800	2,102,544
FelCor Lodging Trust, Inc.	189,600	4,935,288
Highland Hospitality Corp.	138,000	2,649,600
Mid-America Apartment Communities, Inc.	60,000	3,148,800
Strategic Hotels & Resorts, Inc.	85,500	1,922,895

		17,240,487

THRIFTS & MORTGAGE FINANCE–3.7%
Astoria Financial Corp.	175,900	4,404,536
Provident Financial Services, Inc.	247,000	3,892,720
Radian Group, Inc.	83,800	4,525,200
Sovereign Bancorp, Inc.	42,500	898,450
Webster Financial Corp.	111,000	4,736,370

		18,457,276

		106,616,857

MATERIALS–11.4%
CHEMICALS–6.9%
Ashland, Inc.	80,825	5,168,759
Celanese Corp.—Series A	214,800	8,329,944
Cytec Industries, Inc.	97,300	6,204,821
Lubrizol Corp.	115,600	7,461,980
Rockwood Holdings, Inc.(a)	202,400	7,397,720

		34,563,224

CONTAINERS & PACKAGING–1.8%
Owens-Illinois, Inc.(a)	109,100	3,818,500
Silgan Holdings, Inc.	93,480	5,167,574

		8,986,074

METALS & MINING–2.7%
Chaparral Steel Co.	20,600	1,480,522
Commercial Metals Co.	73,800	2,492,226
Metal Management, Inc.	104,100	4,587,687
Steel Dynamics, Inc.	125,000	5,238,750

		13,799,185

		57,348,483

3

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INFORMATION TECHNOLOGY–10.2%
COMMUNICATIONS EQUIPMENT–2.3%
Andrew Corp.(a)	385,800	$5,570,952
CommScope, Inc.(a)	104,700	6,109,245

		11,680,197

ELECTRONIC EQUIPMENT & INSTRUMENTS–3.8%
Arrow Electronics, Inc.(a)	121,500	4,669,245
AVX Corp.	63,400	1,061,316
Celestica, Inc.(a)	167,005	1,043,781
Checkpoint Systems, Inc.(a)	121,500	3,067,875
Sanmina-SCI Corp.(a)	411,679	1,288,555
Solectron Corp.(a)	107,400	395,232
Tech Data Corp.(a)	49,500	1,903,770
Vishay Intertechnology, Inc.(a)	351,000	5,552,820

		18,982,594

IT SERVICES–0.9%
Covansys Corp.(a)	85,000	2,884,050
CSG Systems International, Inc.(a)	71,200	1,887,512

		4,771,562

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.2%
Amkor Technology, Inc.(a)	170,000	2,677,500
Siliconware Precision Industries Co. (ADR)	239,058	2,629,638
Spansion, Inc.—Class A(a)	240,000	2,664,000
Teradyne, Inc.(a)	159,600	2,805,768
Zoran Corp.(a)	255,900	5,128,236

		15,905,142

		51,339,495

CONSUMER DISCRETIONARY–8.5%
AUTO COMPONENTS–3.4%
ArvinMeritor, Inc.	333,200	7,397,040
Autoliv, Inc.	38,500	2,189,495
TRW Automotive Holdings Corp.(a)	203,000	7,476,490

		17,063,025

HOTELS, RESTAURANTS & LEISURE–2.0%
Jack in the Box, Inc.(a)	47,700	3,383,838
Papa John’s International, Inc.(a)	137,654	3,958,929
Vail Resorts, Inc.(a)	44,200	2,690,454

		10,033,221

HOUSEHOLD DURABLES–0.9%
Furniture Brands International, Inc.	186,000	2,641,200
KB Home	52,000	2,047,240

		4,688,440

Company	Shares	U.S. $ Value

MULTILINE RETAIL–0.5%
Dillard’s, Inc.—Class A	70,000	$2,515,100

SPECIALTY RETAIL–0.9%
AutoNation, Inc.(a)	121,149	2,718,584
Office Depot, Inc.(a)	55,000	1,666,500

		4,385,084

TEXTILES APPAREL & LUXURY GOODS–0.8%
VF Corp.	44,500	4,075,310

		42,760,180

CONSUMER STAPLES–7.4%
BEVERAGES–1.3%
Molson Coors Brewing Co.—Class B	68,600	6,342,756

FOOD & STAPLES RETAILING–3.6%
Performance Food Group Co.(a)	211,100	6,858,639
Ruddick Corp.	196,000	5,903,520
SUPERVALU, Inc.	113,700	5,266,584

		18,028,743

FOOD PRODUCTS–1.2%
Corn Products International, Inc.	138,300	6,285,735

TOBACCO–1.3%
Universal Corp.	106,000	6,457,520

		37,114,754

UTILITIES–5.6%
ELECTRIC UTILITIES–3.0%
Allegheny Energy, Inc.(a)	44,000	2,276,560
Northeast Utilities	192,200	5,450,792
Reliant Energy, Inc.(a)	274,500	7,397,775

		15,125,127

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.7%
Constellation Energy Group, Inc.	41,000	3,573,970

MULTI-UTILITIES–1.9%
Puget Energy, Inc.	171,800	4,154,124
Wisconsin Energy Corp.	114,400	5,059,912

		9,214,036

		27,913,133

HEALTH CARE–4.8%
HEALTH CARE PROVIDERS & SERVICES–2.7%
Genesis HealthCare Corp.(a)	66,000	4,515,720
Kindred Healthcare, Inc.(a)	130,000	3,993,600
Molina Healthcare, Inc.(a)	92,925	2,836,071
Universal Health Services, Inc.—Class B	37,800	2,324,700

		13,670,091

LIFE SCIENCES TOOLS & SERVICES–1.4%
PerkinElmer, Inc.	262,300	6,835,538

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

PHARMACEUTICALS–0.7%
Endo Pharmaceuticals Holdings, Inc.(a)	61,375	$2,100,866
King Pharmaceuticals, Inc.(a)	83,375	1,705,853

		3,806,719

		24,312,348

ENERGY–2.9%
ENERGY EQUIPMENT & SERVICES–2.3%
Hanover Compressor Co.(a)	248,233	5,920,357
Oil States International, Inc.(a)	62,000	2,563,080
Rowan Cos., Inc.	52,900	2,167,842
Todco(a)	27,100	1,279,391

		11,930,670

OIL, GAS & CONSUMABLE FUELS–0.6%
Hess Corp.	49,200	2,900,832

		14,831,502

Total Common Stocks (cost $387,594,640)		481,761,834

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–5.7%
TIME DEPOSIT–5.7%
The Bank of New York 4.25%, 7/02/07 (cost $28,390,000)	$28,390	$28,390,000

TOTAL INVESTMENTS–101.5% (cost $415,984,640)		510,151,834
Other assets less liabilities–(1.5)%		(7,453,908)

NET ASSETS–100.0%		$502,697,926

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See Notes to Financial Statements.

5

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $415,984,640)	$510,151,834
Cash	1,579
Receivable for capital stock sold	505,628
Dividends and interest receivable	396,109
Receivable for investment securities sold	28,636

Total assets	511,083,786

LIABILITIES
Payable for capital stock redeemed	7,277,171
Payable for investment securities purchased	607,825
Advisory fee payable	322,440
Distribution fee payable	67,760
Administrative fee payable	11,760
Transfer Agent fee payable	66
Accrued expenses	98,838

Total liabilities	8,385,860

NET ASSETS	$502,697,926

COMPOSITION OF NET ASSETS
Capital stock, at par	$26,319
Additional paid-in capital	384,849,879
Undistributed net investment income	1,056,689
Accumulated net realized gain on investment transactions	22,597,845
Net unrealized appreciation of investments	94,167,194

$502,697,926

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$181,175,864	9,463,614	$19.14
B	$321,522,062	16,855,677	$19.08

See	Notes to Financial Statements.

6

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends	$2,941,869
Interest	418,378

Total investment income	3,360,247

EXPENSES
Advisory fee	1,708,815
Distribution fee—Class B	352,964
Transfer agency—Class A	1,155
Transfer agency—Class B	1,886
Custodian	74,512
Administrative	47,000
Printing	38,881
Audit	19,122
Legal	9,693
Directors’ fees	757
Miscellaneous	8,075

Total expenses	2,262,860

Net investment income	1,097,387

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	22,785,945
Net change in unrealized appreciation/depreciation of investments	33,320,983

Net gain on investment transactions	56,106,928

NET INCREASE IN NET ASSETS FROM OPERATIONS	$57,204,315

See	Notes to Financial Statements.

7

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$1,097,387	$3,641,634
Net realized gain on investment transactions	22,785,945	30,916,131
Net change in unrealized appreciation/depreciation of investments	33,320,983	14,815,682

Net increase in net assets from operations	57,204,315	49,373,447
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,546,634)	(603,339)
Class B	(2,098,492)	(500,061)
Net realized gain on investment transactions
Class A	(11,437,901)	(9,975,197)
Class B	(19,627,077)	(14,763,715)
CAPITAL STOCK TRANSACTIONS
Net increase	68,987,497	67,035,082

Total increase	91,481,708	90,566,217
NET ASSETS
Beginning of period	411,216,218	320,650,001

End of period (including undistributed net investment income of $1,056,689 and $3,604,428, respectively)	$502,697,926	$411,216,218

See Notes to Financial Statements.

8

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”), formerly AllianceBernstein Small Cap Value Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on May 1, 2001. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

9

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2007, there were no expenses waived by the Adviser.

10

AllianceBernstein Variable Products Series Fund

Pursuant to the advisory agreement, the Portfolio paid $47,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2007.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2007, amounted to $130,910, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $391 for the six months ended June 30, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$101,819,678		$75,361,350
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$106,065,953
Gross unrealized depreciation	(11,898,759)

Net unrealized appreciation	$94,167,194

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

11

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Class A
Shares sold	1,852,782	2,333,093	$36,130,325	$40,439,189
Shares issued in reinvestment of dividends and distributions	671,730	640,735	12,984,535	10,578,536
Shares redeemed	(1,901,170)	(2,003,188)	(36,622,545)	(34,746,319)

Net increase	623,342	970,640	$12,492,315	$16,271,406

Class B
Shares sold	2,852,789	3,705,438	$55,563,066	$63,976,712
Shares issued in reinvestment of dividends and distributions	1,128,015	927,889	21,725,569	15,263,776
Shares redeemed	(1,092,940)	(1,639,985)	(20,793,453)	(28,476,812)

Net increase	2,887,864	2,993,342	$56,495,182	$50,763,676

12

AllianceBernstein Variable Products Series Fund

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2007.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$5,332,956	$5,220,753
Net long-term capital gains	20,509,356	8,787,944

Total taxable distributions	25,842,312	14,008,697

Total distributions paid	$25,842,312	$14,008,697

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$6,907,312
Undistributed long-term capital gains	27,638,326
Unrealized appreciation/(depreciation)	60,781,879	(a)

Total accumulated earnings/(deficit)	$95,327,517

(a)	The differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)

The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on

13

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

(i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and
(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund’s investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund’s investment advisory agreement, please see “Advisory Fee and Other Transactions with Affiliates” above.

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

In addition, the Independent Directors of the Fund (“the Independent Directors”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the

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AllianceBernstein Variable Products Series Fund

Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after

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SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

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SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31,
			2006		2005		2004		2003		2002
Net asset value, beginning of period	$18.08		$17.06		$16.84		$14.49		$10.46		$11.18

Income From Investment Operations
Net investment income (a)	.06		.20		.09	(b)	.14	(b)	.04	(b)	.12	(b)
Net realized and unrealized gain (loss) on investment transactions	2.44		2.14		1.02		2.60		4.23		(.81)

Net increase (decrease) in net asset value from operations	2.50		2.34		1.11		2.74		4.27		(.69)

Less: Dividends and Distributions
Dividends from net investment income	(0.17)		(.08)		(.13)		(.03)		(.07)		(.02)
Distributions from net realized gain on investment transactions	(1.27)		(1.24)		(.76)		(.36)		(.17)		(.01)

Total dividends and distributions	(1.44)		(1.32)		(.89)		(.39)		(.24)		(.03)

Net asset value, end of period	$19.14		$18.08		$17.06		$16.84		$14.49		$10.46

Total Return
Total investment return based on net asset value (c)	13.77%		14.42%		6.91%		19.30%		41.26%		(6.20)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$181,176		$159,804		$134,235		$118,981		$90,949		$55,592
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.84	%(d)	.86	%(e)	.87%		.86%		1.20%		1.13%
Expenses, before waivers and reimbursements	.84	%(d)	.86	%(e)	.87%		1.09%		1.28%		1.41%
Net investment income	.63	%(d)	1.15	%(e)	.53	%(b)	.96	%(b)	.34	%(b)	1.04	%(b)
Portfolio turnover rate	17%		46%		33%		30%		21%		28%

See footnote summary on page 18.

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SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31,
			2006		2005		2004		2003		2002
Net asset value, beginning of period	$18.00		$16.99		$16.79		$14.46		$10.46		$11.20

Income From Investment Operations
Net investment income (a)	.04		.16		.05	(b)	.11	(b)	.01	(b)	.08	(b)
Net realized and unrealized gain (loss) on investment transactions	2.45		2.13		1.01		2.59		4.22		(.79)

Net increase (decrease) in net asset value from operations	2.49		2.29		1.06		2.70		4.23		(.71)

Less: Dividends and Distributions
Dividends from net investment income	(0.14)		(.04)		(.10)		(.01)		(.06)		(.02)
Distributions from net realized gain on investment transactions	(1.27)		(1.24)		(.76)		(.36)		(.17)		(.01)

Total dividends and distributions	(1.41)		(1.28)		(.86)		(.37)		(.23)		(.03)

Net asset value, end of period	$19.08		$18.00		$16.99		$16.79		$14.46		$10.46

Total Return
Total investment return based on net asset value (c)	13.75%		14.20%		6.63%		19.08%		40.89%		(6.37)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$321,522		$251,412		$186,415		$142,516		$82,954		$22,832
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.09	%(d)	1.11	%(e)	1.12%		1.12%		1.45%		1.43%
Expenses, before waivers and reimbursements	1.09	%(d)	1.11	%(e)	1.12%		1.34%		1.53%		1.70%
Net investment income	.39	%(d)	.91	%(e)	.29	%(b)	.75	%(b)	.05	%(b)	.74	%(b)
Portfolio turnover rate	17%		46%		33%		30%		21%		28%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

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SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) at a meeting held on May 1-3, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Portfolio were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability

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SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Russell 2500 Value Index (the “Index”), in each case for periods ended December 31, 2006 over the 1-, 3- and 5-year periods and (in the case of the Index) the since inception period (May 2001 inception). The directors noted that in the Performance Group comparison the Portfolio was in the 3rd quintile in the 1-year period, 5th quintile in the 3-year period and 1st quintile in the 5-year period, and in the Performance Universe comparison the Portfolio was in the 3rd quintile in the 1-year period, 4th quintile in the 3-year period and 1st quintile in the 5-year period. The comparative information showed that the Portfolio outperformed the Index in the 5-year and since inception periods and underperformed the Index in the 1- and 3-year periods. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with a similar investment style as the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

20

AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s at approximate current size contractual advisory effective fee rate of 75 basis points was the same as the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 2 basis points, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap) was the same as the Expense Group and Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio’s net assets.

21

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE CAPS & REIMBURSEMENTS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Portfolio
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$434.2	Small/Mid Cap Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.02% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

22

AllianceBernstein Variable Products Series Fund

expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
Small/Mid Cap Value Portfolio	Class A Class B	1.20 1.45	% %	0.86 1.11	% %	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2007 net assets:

Portfolio	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule[5]	Effective AB Inst. Adv. Fee	Fund Advisory Fee[6]
Small/Mid Cap Value Portfolio	$434.2	Small & Mid Cap Value Schedule 95 bp on 1st $25m 75 bp on next $25m 65 bp on next $50m 55 bp on the balance Minimum account size $10m	0.596%	0.750%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	With respect to the Portfolios listed as “N/A,” the Adviser has represented that there are no categories in the Form ADV for institutional products with substantially similar investment styles as the Portfolios.

6	Fund advisory fee based on February 28, 2007 net assets.

23

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Small/Mid Cap Value Fund, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Small/Mid Cap Value Fund:7

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Small/Mid Cap Value Portfolio	Small/Mid Cap Value Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships:

Fund	Sub-advised Fund	Fee Schedule
Small/Mid Cap Value Portfolio	Client #1	0.50% on 1st $250 million 0.45% thereafter
	Client #2	0.72% on 1st $25 million 0.54% on next $250 million 0.50% thereafter
	Client #3	0.80% on 1st $25 million 0.60% thereafter

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Group Median	Rank
Small/Mid Cap Value Portfolio	0.750	0.750	9/17

7	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively Small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements related to expense caps that would effectively reduce the actual management fee.

24

AllianceBernstein Variable Products Series Fund

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[12]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Value Portfolio	0.866	0.866	8/17	0.866	11/23

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than it does on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $548,107 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payment in the amount of $402,299 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year end Class A total expense ratio.

25

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.13

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Portfolio14 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)15 for the periods ended December 31, 2006.16

Small/Mid Cap Value Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	14.42	14.42	14.24	9/17	15/30
3 year	13.43	14.55	14.45	13/16	20/27
5 year	14.10	13.42	13.12	2/11	2/18

13	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2006.

14	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

15	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

16	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

26

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)17 versus its benchmark.18 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.19

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Small/Mid Cap Value Portfolio	14.42	13.43	14.10	14.58	14.55	0.81	5
Russell 2500 Value Index	17.80	14.02	13.16	11.99	13.81	0.94	5
Russell 2500 Index	16.17	14.10	12.19	10.62	15.04	0.68	5

Inception Date: May 2, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

17	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

18	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

19	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

27

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Utility Income Portfolio

June 30, 2007

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

UTILITY INCOME PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Utility Income Portfolio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,106.22	$4.70	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.33	$4.51	0.90%

Class B
Actual	$1,000	$1,104.78	$6.00	1.15%
Hypothetical (5% return before expenses)	$1,000	$1,019.09	$5.76	1.15%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

UTILITY INCOME PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Entergy Corp. (Common & Preferred)	$3,580,870	4.3%
AT&T, Inc.	3,228,907	3.8
America Movil SAB de CV Series L (ADR)	2,660,513	3.2
Public Service Enterprise Group, Inc.	2,492,952	3.0
Oneok, Inc.	2,409,598	2.9
Equitable Resources, Inc.	2,314,452	2.7
NRG Energy, Inc.	2,253,094	2.7
FPL Group, Inc.	2,144,772	2.5
Allegheny Energy, Inc.	2,100,644	2.5
Verizon Communications, Inc.	2,087,319	2.5

	$25,273,121	30.1%

SECTOR DIVERSIFICATION

June 30, 2007 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Utilities	$62,410,405	74.3%
Telecommunication Services	13,230,093	15.8
Energy	5,275,034	6.3
Consumer Discretionary	1,104,400	1.3
Industrials	1,013,467	1.2
Other Instruments	846,600	1.0
Materials	118,827	0.1

Total Investments	$83,998,826	100.0%

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–93.5%

UTILITIES–70.8%
ELECTRIC UTILITIES–33.3%
Allegheny Energy, Inc.(a)	40,600	$2,100,644
American Electric Power Co., Inc.	29,583	1,332,418
Cia Energetica de Minas Gerais (ADR)	84,900	1,791,390
CLP Holdings Ltd.	163,000	1,094,177
CPFL Energia, SA (ADR)	9,400	570,862
Duke Energy Corp.	83,448	1,527,098
Edison International	35,100	1,969,812
Enel SpA (ADR)	23,050	1,237,785
Entergy Corp.	20,200	2,168,470
Exelon Corp.	21,200	1,539,120
FirstEnergy Corp.	26,300	1,702,399
Fortum Oyj	28,000	874,930
FPL Group, Inc.	37,800	2,144,772
Great Plains Energy, Inc.	22,162	645,358
ITC Holdings Corp.	40,100	1,629,263
Northeast Utilities	22,400	635,264
PPL Corp.	44,500	2,082,155
Progress Energy, Inc.	16,000	729,440
Scottish & Southern Energy PLC	42,584	1,234,691
The Southern Co.	27,200	932,688

		27,942,736

GAS UTILITIES–10.3%
AGL Resources, Inc.	31,100	1,258,928
Equitable Resources, Inc.	46,700	2,314,452
Hong Kong & China Gas Co.	467,500	985,138
New Jersey Resources Corp.	13,100	668,362
Oneok, Inc.	47,800	2,409,598
Piedmont Natural Gas Co.	10,200	251,430
Questar Corp.	14,000	739,900

		8,627,808

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–10.5%
The AES Corp.(a)	75,600	1,654,128
AES Tiete SA	46,593,600	1,775,339
Constellation Energy Group, Inc.	9,000	784,530
Dynegy, Inc.—Class A(a)	154,863	1,461,907
International Power PLC (ADR)	6,957	599,501
NRG Energy, Inc.(a)	54,200	2,253,094
Ormat Technologies, Inc.	9,000	339,120

		8,867,619

MULTI-UTILITIES–16.7%
Centerpoint Energy, Inc.	92,300	1,606,020
Consolidated Edison, Inc.	21,400	965,568
Dominion Resources, Inc./VA	10,300	888,993
KeySpan Corp.	16,000	671,680
National Grid PLC (ADR)	11,220	827,811

Company	Shares	U.S. $ Value

NSTAR	45,100	$1,463,495
PG&E Corp.	41,800	1,893,540
Public Service Enterprise Group, Inc.	28,400	2,492,952
Sempra Energy	26,674	1,579,901
Xcel Energy, Inc.	80,600	1,649,882

		14,039,842

		59,478,005

TELECOMMUNICATION SERVICES–15.8%
DIVERSIFIED TELECOMMUNICATION SERVICES–9.0%
AT&T, Inc.	77,805	3,228,907
Chunghwa Telecom Co. Ltd. (ADR)	34,100	643,126
Verizon Communications, Inc.	50,700	2,087,319
Windstream Corp.	109,400	1,614,744

		7,574,096

WIRELESS TELECOMMUNICATION SERVICES–6.8%
America Movil SAB de CV Series L (ADR)	42,960	2,660,513
MTN Group Ltd.	62,500	849,556
Orascom Telecom Holding SAE (GDR)(b)	11,718	760,498
Vimpel-Communications (ADR)	9,000	948,240
Vodafone Group PLC (ADR)	13,000	437,190

		5,655,997

		13,230,093

ENERGY–4.3%
OIL, GAS & CONSUMABLE FUELS–4.3%
China Shenhua Energy Co. Ltd.—Class H	236,000	823,490
TransCanada Corp.	23,175	797,452
Williams Cos, Inc.	62,500	1,976,250

		3,597,192

CONSUMER DISCRETIONARY–1.3%
MEDIA–1.3%
Grupo Televisa SA (ADR)	40,000	1,104,400

INDUSTRIALS–1.2%
CONSTRUCTION & ENGINEERING–1.2%
Fluor Corp.	9,100	1,013,467

MATERIALS–0.1%
METALS & MINING–0.1%
Sterlite Industries India Ltd. (ADR)(a)	8,100	118,827

Total Common Stocks (cost $55,524,437)		78,541,984

3

UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONVERTIBLE–PREFERRED STOCKS–3.5%
UTILITIES–3.5%
ELECTRIC UTILITIES–1.7%
Entergy Corp. 7.625%	21,400	$1,412,400

MULTI-UTILITIES–1.8%
PNM Resources, Inc. 6.75%	30,400	1,520,000

Total Convertible—Preferred Stocks (cost $2,585,400)		2,932,400

INVESTMENT COMPANIES–2.0%
ENERGY–2.0%
OIL, GAS & CONSUMABLE FUELS–2.0%
Tortoise Energy Capital Corp. (cost $1,418,438)	55,835	1,677,842

Company	Shares	U.S. $ Value

NON-CONVERTIBLE– PREFERRED STOCKS–1.0%
OTHER INSTRUMENTS–1.0%
Georgia Power Co. 6.00% (cost $861,200)	34,000	$846,600

TOTAL INVESTMENTS–100.0% (cost $60,389,475)		83,998,826
Other assets less liabilities–0.0%		(5,727)

NET ASSETS–100.0%		$83,993,099

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the aggregate market value of these securities amounted to $760,498 or 0.9% of net assets.

Glossary:

ADR—American Depositary Receipt
GDR—Global Depositary Receipt

See Notes to Financial Statements.

4

UTILITY INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $60,389,475)	$83,998,826
Receivable for investment securities sold	731,080
Dividends receivable	188,494
Receivable for capital stock sold	48,517

Total assets	84,966,917

LIABILITIES
Due to custodian	372,335
Payable for investment securities purchased	439,790
Payable for capital stock redeemed	41,184
Advisory fee payable	40,368
Administrative fee payable	19,260
Distribution fee payable	3,429
Transfer Agent fee payable	59
Accrued expenses	57,393

Total liabilities	973,818

NET ASSETS	$83,993,099

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,128
Additional paid-in capital	55,595,728
Undistributed net investment income	1,036,887
Accumulated net realized gain on investment and foreign currency transactions	3,748,023
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	23,609,333

$83,993,099

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$67,302,641	2,503,721	$26.88
B	$16,690,458	623,937	$26.75

See Notes to Financial Statements.

5

UTILITY INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $28,319)	$1,405,107
Interest	43,589

Total investment income	1,448,696

EXPENSES
Advisory fee	229,247
Distribution fee—Class B	18,918
Transfer agency—Class A	1,299
Transfer agency—Class B	290
Custodian	60,129
Administrative	47,000
Audit	19,121
Printing	8,816
Legal	5,026
Directors’ fees	776
Miscellaneous	2,594

Total expenses	393,216

Net investment income	1,055,480

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	3,998,967
Foreign currency transactions	(8,596)
Net change in unrealized appreciation/depreciation of:
Investments	3,120,291
Foreign currency denominated assets and liabilities	(21)

Net gain on investment and foreign currency transactions	7,110,641

NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,166,121

See Notes to Financial Statements.

6

UTILITY INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,055,480	$1,860,551
Net realized gain on investment and foreign currency transactions	3,990,371	7,740,434
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	3,120,270	5,644,710

Net increase in net assets from operations	8,166,121	15,245,695
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,533,201)	(1,462,511)
Class B	(318,889)	(265,556)
Net realized gain on investment and foreign currency transactions
Class A	(51,536)	–0–
Class B	(11,702)	–0–
CAPITAL STOCK TRANSACTIONS
Net decrease	(1,643,922)	(2,365,169)

Total increase	4,606,871	11,152,459
NET ASSETS
Beginning of period	79,386,228	68,233,769

End of period (including undistributed net investment income of $1,036,887 and $1,833,497, respectively)	$83,993,099	$79,386,228

See Notes to Financial Statements.

7

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Utility Income Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is current income and long-term growth of capital. Prior to February 1, 2006, the Portfolio’s investment objective was to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

8

AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .75% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $47,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2007.

9

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Brokerage commissions paid on investment transactions for the six months ended June 30, 2007 amounted to $33,762, of which $7,840 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $391 for the six months ended June 30, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$16,620,877		$15,502,983
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$23,921,855
Gross unrealized depreciation	(312,504)

Net unrealized appreciation	$23,609,351

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

10

AllianceBernstein Variable Products Series Fund

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Class A
Shares sold	332,462	658,467	$8,978,337	$14,693,371
Shares issued in reinvestment of dividends and distributions	58,456	70,483	1,584,737	1,462,511
Shares redeemed	(522,449)	(926,754)	(13,859,712)	(20,387,388)

Net decrease	(131,531)	(197,804)	$(3,296,638)	$(4,231,506)

Class B
Shares sold	119,654	273,184	$3,192,224	$5,950,203
Shares issued in reinvestment of dividends and distributions	12,249	12,847	330,591	265,556
Shares redeemed	(70,141)	(199,217)	(1,870,099)	(4,349,422)

Net increase	61,762	86,814	$1,652,716	$1,866,337

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

11

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2007.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$1,728,067	$1,328,187

Total taxable distributions	1,728,067	1,328,187

Total distributions paid	$1,728,067	$1,328,187

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,845,050
Undistributed long-term capital gains	56,246
Accumulated capital and other losses	(11,553	)(a)
Unrealized appreciation/(depreciation)	20,253,707	(b)

Total accumulated earnings/(deficit)	$22,143,450

(a)	During the current fiscal year, the Portfolio utilized capital loss carryforwards of $7,658,594. For the year ended December 31, 2006, the Portfolio deferred to January 1, 2007, post-October foreign currency losses of $11,553.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

12

AllianceBernstein Variable Products Series Fund

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund’s investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund’s investment advisory agreement, please see “Advisory Fee and Other Transactions with Affiliates” above.

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

In addition, the Independent Directors of the Fund (“the Independent Directors”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and

13

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years

14

AllianceBernstein Variable Products Series Fund

beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

15

UTILITY INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31,
2006	2005	2004	2003	2002
Net asset value, beginning of period	$24.85	$20.64	$18.17	$14.95	$12.86	$16.82

Income From Investment Operations
Net investment income (a)	.34	.59	.53	.43	(b)	.35	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.31	4.20	2.35	3.13	2.18	(4.06)

Net increase (decrease) in net asset value from operations	2.65	4.79	2.88	3.56	2.53	(3.70)

Less: Dividends and Distributions
Dividends from net investment income	(.60)	(.58)	(.41)	(.34)	(.44)	(.26)
Distributions from net realized gain on investment and foreign currency transactions	(.02)	–0	–	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(.62)	(.58)	(.41)	(.34)	(.44)	(.26)

Net asset value, end of period	$26.88	$24.85	$20.64	$18.17	$14.95	$12.86

Total Return
Total investment return based on net asset value (c)	10.62%	23.76%	16.05%	24.33%	19.88%	(22.12)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$67,303	$65,490	$58,468	$52,391	$43,323	$40,140
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.90	%(d)	.95	%(e)	.97%	1.08%	1.48%	1.22%
Expenses, before waivers and reimbursements	.90	%(d)	.95	%(e)	.97%	1.21%	1.48%	1.22%
Net investment income	2.58	%(d)	2.67	%(e)	2.72%	2.69	%(b)	2.60%	2.60%
Portfolio turnover rate	19%	48%	52%	48%	76%	90%

See footnote summary on page 17.

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AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31,	July 22, 2002(f) to December 31, 2002
2006	2005	2004	2003
Net asset value, beginning of period	$24.72	$20.54	$18.10	$14.92	$12.86	$11.40

Income From Investment Operations
Net investment income (a)	.31	.53	.48	.38	(b)	.28	.07
Net realized and unrealized gain on investment and foreign currency transactions	2.29	4.19	2.34	3.13	2.21	1.39

Net increase in net asset value from operations	2.60	4.72	2.82	3.51	2.49	1.46

Less: Dividends and Distributions
Dividends from net investment income	(.55)	(.54)	(.38)	(.33)	(.43)	–0	–
Distributions from net realized gain on investment and foreign currency transactions	(.02)	–0	–	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(.57)	(.54)	(.38)	(.33)	(.43)	–0	–

Net asset value, end of period	$26.75	$24.72	$20.54	$18.10	$14.92	$12.86

Total Return
Total investment return based on net asset value (c)	10.48%	23.49%	15.76%	24.01%	19.64%	12.81%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,690	$13,896	$9,766	$6,517	$2,802	$39
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.15	%(d)	1.20	%(e)	1.22%	1.30%	1.73%	1.45	%(d)
Expenses, before waivers and reimbursements	1.15	%(d)	1.20	%(e)	1.22%	1.43%	1.73%	1.45	%(d)
Net investment income	2.34	%(d)	2.41	%(e)	2.45%	2.41	%(b)	2.07%	1.92	%(d)
Portfolio turnover rate	19%	48%	52%	48%	76%	90%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Commencement of distribution.

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UTILITY INCOME PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Utility Income Portfolio (the “Portfolio”) at a meeting held on May 1-3, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Portfolio were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability

18

AllianceBernstein Variable Products Series Fund

of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Standard & Poor’s 500 GICS Utilities Composite (the “Index”), in each case for periods ended December 31, 2006 over the 1-, 3-, 5- and 10-year periods and (in the case of the Index) the since inception period (May 1994 inception). The directors noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 5th quintile in the 1-year period, 4th quintile in the 3- and 5-year periods and 3rd quintile in the 10-year period. The comparative information showed that the Portfolio outperformed the Index in all periods reviewed except in the since inception period when it underperformed the Index. Based on their review and their discussion with the Adviser concerning the Portfolio’s performance, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio. The directors reviewed information in the Adviser’s Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., equity securities). The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the

19

UTILITY INCOME PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s at approximate current size contractual advisory effective fee rate of 55 basis points, plus the 12 basis point impact of the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and Expense Universe medians. The directors noted that the Portfolio’s relatively modest size (less than $85 million as of February 28, 2007) adversely affected the Portfolio’s expense ratio. For example, it resulted in the administrative expense reimbursement, which does not vary with a Portfolio’s size, having a significant effect on the Portfolio’s expense ratio. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio’s expense ratio was acceptable in the Portfolio’s particular circumstances.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio’s net assets.

20

UTILITY INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Utility Income Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$81.5	Utility Income Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.12% of the Fund’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio		Fiscal Year
Utility Income Portfolio	Class A 0.95 Class B 1.20	% %	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

21

UTILITY INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there is no institutional product that has a substantially similar investment style as the Portfolio.

The Adviser also manages AllianceBernstein Utility Income Fund, Inc. a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Utility Income Fund, Inc.:4

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Utility Income Portfolio	Utility Income Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.55%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)5 at the approximate current asset level of the Portfolio.6

4	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

5	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

6	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

22

AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Portfolio’s EG to include peers that do not have the same load type.

Portfolio	Contractual Management Fee[7]	Lipper Group Median	Rank
Utility Income Portfolio[8]	0.550	0.700	1/10

The Portfolio’s Lipper Expense Universe’s (“EU”) was not expanded to include all funds with no 12b-1 or non 12b-1 service fees, aside from the two funds that were added to the Portfolio’s EG, since expanding the Portfolio’s EU with funds or different load types would have caused the EU to have multiple classes of the same funds. Note that a “normal” EU will include funds that have the same load type as the subject Portfolio.9 Since two of the Portfolio’s EG peers are funds with a 12b-1/non 12b-1 service fee, supplemental information showing the EG’s total expense ratio excluding 12b-1/non 12b-1 service fee is also presented.10

Portfolio	Expense Ratio (%)[11]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Utility Income Portfolio[12]	0.973	0.836	8/10	0.836	10/12
(excluding 12b-1/ non 12b-1 service fee)	0.973	0.836	8/10	0.836	10/12

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2006, relative to 2005.

7	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

8	The Portfolio’s EG includes the Portfolio, nine other variable insurance product (“VIP”) Utility funds (“UT”). However, it should be noted that two of the nine UT funds have a 12b-1 or non 12b-1 service fee.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	Note that the Portfolio’s total expense ratio ranking and the medians of the Portfolio’s EG & EU are the same before and after 12b-1/non 12b-1 service fees.

11	Most recently completed fiscal year end Class A total expense ratio.

12	The Portfolio’s EU includes the Portfolio, EG and all other VIP UT funds with no 12b-1 or non 12b-1 service fees, excluding outliers.

23

UTILITY INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $29,195 in Rule 12b-1 fees. The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $68,652 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.13

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

13	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2006.

24

AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio14 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)15 for the periods ended December 31, 2006.16

Utility Income Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	23.76	29.16	31.00	9/10	11/13
3 year	21.32	21.58	21.58	6/9	7/11
5 year	10.76	10.84	10.84	6/9	7/11
10 year	10.35	10.15	10.15	3/6	4/8

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)17 versus its benchmark.18 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.19

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Utility Income Portfolio	23.76	21.32	10.76	10.35	10.40	13.29	0.53	10
S&P 500 GICS Utility Composite	20.99	20.66	9.20	8.24	11.38	17.53	0.33	10
Inception Date: May 10, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

14	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

15	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

16	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

17	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

18	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

19	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

25

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Value Portfolio

June 30, 2007

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

VALUE PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each classes’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each classes’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Value Portfolio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,058.46	$3.37	0.66%
Hypothetical (5% return before expenses)	$1,000	$1,021.52	$3.31	0.66%

Class B
Actual	$1,000	$1,057.05	$4.64	0.91%
Hypothetical (5% return before expenses)	$1,000	$1,020.28	$4.56	0.91%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Exxon Mobil Corp.	$18,671,688	5.4%
Citigroup, Inc.	13,048,176	3.8
General Electric Co.	12,142,416	3.5
Bank of America Corp.	11,938,938	3.4
Chevron Corp.	10,454,184	3.0
Pfizer, Inc.	10,376,306	3.0
AT&T, Inc.	9,715,150	2.8
JPMorgan Chase & Co.	8,880,885	2.5
American International Group, Inc.	7,878,375	2.3
Verizon Communications, Inc.	7,175,931	2.1

	$110,282,049	31.8%

SECTOR DIVERSIFICATION

June 30, 2007 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$113,259,541	32.7%
Energy	42,834,338	12.4
Consumer Discretionary	41,348,071	12.0
Consumer Staples	31,597,797	9.1
Industrials	26,249,304	7.6
Telecommunication Services	23,378,713	6.7
Health Care	22,380,650	6.5
Materials	15,878,147	4.6
Information Technology	13,343,830	3.9
Utilities	5,619,954	1.6
Short-Term Investments	10,090,000	2.9

Total Investments	$345,980,345	100.0%

*	Long-term investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–96.9%

FINANCIALS–32.7%
CAPITAL MARKETS–2.5%
The Goldman Sachs Group, Inc.	3,600	$780,300
Janus Capital Group, Inc.	53,000	1,475,520
Merrill Lynch & Co., Inc.	49,000	4,095,420
Morgan Stanley	20,400	1,711,152
Waddell & Reed Financial, Inc.—Class A	20,600	535,806

		8,598,198

COMMERCIAL BANKS–5.2%
BB&T Corp.	13,500	549,180
Comerica, Inc.	33,800	2,010,086
Fifth Third Bancorp	35,900	1,427,743
Keycorp	37,200	1,277,076
National City Corp.	67,300	2,242,436
Regions Financial Corp.	11,500	380,650
SunTrust Banks, Inc.	28,200	2,417,868
U.S. Bancorp	73,200	2,411,940
Wachovia Corp.	46,100	2,362,625
Wells Fargo & Co.	85,300	3,000,001

		18,079,605

DIVERSIFIED FINANCIAL SERVICES–9.8%
Bank of America Corp.	244,200	11,938,938
Citigroup, Inc.	254,400	13,048,176
JPMorgan Chase & Co.	183,300	8,880,885

		33,867,999

INSURANCE–10.8%
ACE Ltd.	25,900	1,619,268
Allstate Corp.	38,100	2,343,531
AMBAC Financial Group, Inc.	23,200	2,022,808
American International Group, Inc.	112,500	7,878,375
Chubb Corp.	36,000	1,949,040
Fidelity National Financial, Inc.—Class A	62,700	1,485,990
Genworth Financial, Inc.—Class A	64,800	2,229,120
Hartford Financial Services Group, Inc.	22,900	2,255,879
MBIA, Inc.	28,400	1,767,048
MetLife, Inc.	46,000	2,966,080
Old Republic International Corp.	70,300	1,494,578
PartnerRe, Ltd.	4,300	333,250
Prudential Financial, Inc.	13,000	1,263,990
RenaissanceRe Holdings, Ltd.	16,300	1,010,437
Torchmark Corp.	12,700	850,900
The Travelers Cos, Inc.	63,600	3,402,600
UnumProvident Corp.	44,100	1,151,451
XL Capital Ltd.—Class A	14,900	1,255,921

		37,280,266

THRIFTS & MORTGAGE FINANCE–4.4%
Astoria Financial Corp.	33,000	826,320
Countrywide Financial Corp.	73,100	2,657,185

Company	Shares	U.S. $ Value

Federal Home Loan Mortgage Corp.	41,900	$2,543,330
Federal National Mortgage Association	70,600	4,612,298
MGIC Investment Corp.	27,400	1,557,964
Washington Mutual, Inc.	75,900	3,236,376

		15,433,473

		113,259,541

ENERGY–12.4%
OIL, GAS & CONSUMABLE FUELS–12.4%
BP PLC (ADR)	24,800	1,789,072
Chevron Corp.	124,100	10,454,184
ConocoPhillips	45,800	3,595,300
El Paso Corp.	23,000	396,290
Exxon Mobil Corp.	222,600	18,671,688
Marathon Oil Corp.	64,200	3,849,432
Occidental Petroleum Corp.	7,000	405,160
Royal Dutch Shell PLC (ADR)	21,900	1,778,280
Total SA (ADR)	23,400	1,894,932

		42,834,338

CONSUMER DISCRETIONARY–11.9%
AUTO COMPONENTS–1.2%
Autoliv, Inc.	27,900	1,586,673
BorgWarner, Inc.	16,200	1,393,848
Magna International, Inc.—Class A	14,500	1,319,355

		4,299,876

AUTOMOBILES–0.3%
General Motors Corp.	26,200	990,360

HOTELS, RESTAURANTS & LEISURE–1.2%
McDonald’s Corp.	80,100	4,065,876

HOUSEHOLD DURABLES–1.0%
Black & Decker Corp.	13,500	1,192,185
Centex Corp.	17,900	717,790
KB Home	31,200	1,228,344
Newell Rubbermaid, Inc.	13,100	385,533

		3,523,852

LEISURE EQUIPMENT & PRODUCTS–0.4%
Mattel, Inc.	49,200	1,244,268

MEDIA–3.6%
CBS Corp.—Class B	83,300	2,775,556
Citadel Broadcasting Corp.	2,111	13,616
Comcast Corp.—Class A(a)	75,600	2,125,872
Gannett Co., Inc.	18,500	1,016,575
Interpublic Group of Cos., Inc.(a)	76,900	876,660
Time Warner, Inc.	172,600	3,631,504
Viacom, Inc.—Class B(a)	41,300	1,719,319
The Walt Disney Co.	13,500	460,890

		12,619,992

3

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MULTILINE RETAIL–1.9%
Dillard’s, Inc.—Class A	24,700	$887,471
Dollar Tree Stores, Inc.(a)	20,100	875,355
Family Dollar Stores, Inc.	48,800	1,674,816
Macy’s, Inc.	58,500	2,327,130
Saks, Inc.	42,300	903,105

		6,667,877

SPECIALTY RETAIL–1.4%
The Gap, Inc.	89,200	1,703,720
Home Depot, Inc.	18,500	727,975
Ltd. Brands, Inc.	39,500	1,084,275
Office Depot, Inc.(a)	43,000	1,302,900

		4,818,870

TEXTILES APPAREL & LUXURY GOODS–0.9%
Jones Apparel Group, Inc.	37,400	1,056,550
VF Corp.	22,500	2,060,550

		3,117,100

		41,348,071

CONSUMER STAPLES–9.1%
BEVERAGES–0.7%
Molson Coors Brewing Co.—Class B	21,400	1,978,644
PepsiCo, Inc.	7,400	479,890

		2,458,534

FOOD & STAPLES RETAILING–1.3%
The Kroger Co.	59,500	1,673,735
Safeway, Inc.	63,200	2,150,696
Wal-Mart Stores, Inc.	14,500	697,595

		4,522,026

FOOD PRODUCTS–2.5%
ConAgra Foods, Inc.	53,000	1,423,580
General Mills, Inc.	26,200	1,530,604
Kellogg Co.	27,800	1,439,762
Kraft Foods, Inc.—Class A	62,103	2,189,131
Sara Lee Corp.	119,800	2,084,520

		8,667,597

HOUSEHOLD PRODUCTS–2.7%
Colgate-Palmolive Co.	24,500	1,588,825
Kimberly-Clark Corp.	29,000	1,939,810
Procter & Gamble Co.	97,200	5,947,668

		9,476,303

TOBACCO–1.9%
Altria Group, Inc.	76,900	5,393,766
UST, Inc.	20,100	1,079,571

		6,473,337

		31,597,797

INDUSTRIALS–7.6%
AEROSPACE & DEFENSE–1.2%
Boeing Co.	16,300	1,567,408
Lockheed Martin Corp.	5,700	536,541

Company	Shares	U.S. $ Value

Northrop Grumman Corp.	25,000	$1,946,750

		4,050,699

COMMERCIAL SERVICES & SUPPLIES–0.6%
Pitney Bowes, Inc.	41,100	1,924,302

INDUSTRIAL CONGLOMERATES–4.0%
General Electric Co.	317,200	12,142,416
Tyco International, Ltd.	52,000	1,757,080

		13,899,496

MACHINERY–1.8%
Cummins, Inc.	23,800	2,408,798
Eaton Corp.	24,800	2,306,400
SPX Corp.	18,900	1,659,609

		6,374,807

		26,249,304

TELECOMMUNICATION SERVICES–6.7%
DIVERSIFIED TELECOMMUNICATION SERVICES–4.9%
AT&T, Inc.	234,100	9,715,150
Embarq Corp.	4,950	313,681
Verizon Communications, Inc.	174,300	7,175,931

		17,204,762

WIRELESS TELECOMMUNICATION SERVICES–1.8%
American Tower Corp.— Class A(a)	11,000	462,000
Sprint Nextel Corp.	178,700	3,700,877
Vodafone Group PLC (ADR)	59,800	2,011,074

		6,173,951

		23,378,713

HEALTH CARE–6.5%
HEALTH CARE PROVIDERS & SERVICES–0.8%
AmerisourceBergen Corp.— Class A	16,600	821,202
McKesson Corp.	31,800	1,896,552

		2,717,754

PHARMACEUTICALS–5.7%
Eli Lilly & Co.	40,600	2,268,728
Johnson & Johnson	26,500	1,632,930
Merck & Co., Inc.	67,300	3,351,540
Pfizer, Inc.	405,800	10,376,306
Schering-Plough Corp.	66,800	2,033,392

		19,662,896

		22,380,650

MATERIALS–4.6%
CHEMICALS–1.9%
Ashland, Inc.	22,300	1,426,085
Dow Chemical Co.	13,600	601,392

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

E.I. Du Pont de Nemours & Co.	55,400	$2,816,536
Lubrizol Corp.	21,600	1,394,280
PPG Industries, Inc.	4,500	342,495

		6,580,788

CONTAINERS & PACKAGING–2.1%
Crown Holdings, Inc.(a)	54,200	1,353,374
Owens-Illinois, Inc.(a)	34,900	1,221,500
Smurfit-Stone Container Corp.(a)	82,700	1,100,737
Sonoco Products Co.	28,700	1,228,647
Temple-Inland, Inc.	35,700	2,196,621

		7,100,879

METALS & MINING–0.6%
Arcelor Mittal—Class A	35,200	2,196,480

		15,878,147

INFORMATION TECHNOLOGY–3.8%
COMMUNICATIONS EQUIPMENT–0.8%
Cisco Systems, Inc.(a)	35,800	997,030
Nokia OYJ (ADR)	63,700	1,790,607

		2,787,637

COMPUTERS & PERIPHERALS–1.3%
Hewlett-Packard Co.	22,800	1,017,336
International Business Machines Corp.	23,100	2,431,275
Lexmark International, Inc.—Class A(a)	24,100	1,188,371

		4,636,982

ELECTRONIC EQUIPMENT & INSTRUMENTS–1.0%
Arrow Electronics, Inc.(a)	11,600	445,788
Flextronics International Ltd.(a)	135,700	1,465,560
Sanmina-SCI Corp.(a)	111,000	347,430
Solectron Corp.(a)	247,210	909,733
Tech Data Corp.(a)	10,650	409,599

		3,578,110

Company	Shares	U.S. $ Value

IT SERVICES–0.3%
Electronic Data Systems Corp.	31,500	$873,495

SOFTWARE–0.4%
Microsoft Corp.	49,800	1,467,606

		13,343,830

UTILITIES–1.6%
ELECTRIC UTILITIES–1.1%
Entergy Corp.	18,900	2,028,915
Northeast Utilities	30,700	870,652
Pinnacle West Capital Corp.	26,600	1,060,010

		3,959,577

MULTI-UTILITIES–0.5%
Dominion Resources, Inc./VA	17,700	1,527,687
Wisconsin Energy Corp.	3,000	132,690

		1,660,377

		5,619,954

Total Common Stocks (cost $267,304,367)		335,890,345

	Principal Amount (000)
SHORT-TERM INVESTMENTS–2.9%
TIME DEPOSIT–2.9%
The Bank of New York 4.25%, 7/02/07 (cost $10,090,000)	$10,090	10,090,000

TOTAL INVESTMENTS–99.8% (cost $277,394,367)		345,980,345
Other assets less liabilities–0.2%		605,677

NET ASSETS–100.0%		$346,586,022

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See Notes to Financial Statements.

5

VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $277,394,367)	$345,980,345
Cash	3,945
Dividends and interest receivable	458,414
Receivable for capital stock sold	347,996
Receivable for investment securities sold .	224,760

Total assets	347,015,460

LIABILITIES
Advisory fee payable	162,336
Payable for capital stock redeemed	93,432
Distribution fee payable	72,998
Printing fee payable	32,874
Administrative fee payable	19,260
Transfer Agent fee payable	59
Accrued expenses	48,479

Total liabilities	429,438

NET ASSETS	$346,586,022

COMPOSITION OF NET ASSETS
Capital stock, at par .	$22,786
Additional paid-in capital	265,251,443
Undistributed net investment income	2,564,237
Accumulated net realized gain on investment transactions	10,161,578
Net unrealized appreciation of investments	68,585,978

$346,586,022

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$3,700,265	241,230	$15.34
B	$342,885,757	22,544,808	$15.21

See Notes to Financial Statements.

6

VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $26,517)	$3,879,509
Interest .	190,599

Total investment income	4,070,108

EXPENSES
Advisory fee	894,561
Distribution fee—Class B	404,181
Transfer agency—Class A	10
Transfer agency—Class B	1,681
Custodian	63,281
Administrative	47,000
Printing	30,279
Audit	19,121
Legal	7,403
Directors’ fees	761
Miscellaneous	4,108

Total expenses	1,472,386

Net investment income	2,597,722

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	10,251,654
Net change in unrealized appreciation/depreciation of investments	5,268,262

Net gain on investment transactions	15,519,916

NET INCREASE IN NET ASSETS FROM OPERATIONS	$18,117,638

See Notes to Financial Statements.

7

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,597,722	$3,991,270
Net realized gain on investment transactions	10,251,654	9,043,721
Net change in unrealized appreciation/depreciation of investments	5,268,262	35,162,198

Net increase in net assets from operations	18,117,638	48,197,189
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(49,063)	(5,912)
Class B	(3,942,894)	(2,258,458)
Net realized gain on investment transactions
Class A	(96,737)	(14,248)
Class B	(9,006,172)	(6,433,182)
CAPITAL STOCK TRANSACTIONS
Net increase	31,884,634	78,319,096

Total increase	36,907,406	117,804,485
NET ASSETS
Beginning of period	309,678,616	191,874,131

End of period (including undistributed net investment income of $2,564,237 and $3,958,472, respectively)	$346,586,022	$309,678,616

See Notes to Financial Statements.

8

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio commenced operations on May 1, 2001. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Pur-

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VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

chases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .75% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2007 there were no such expenses waived by the Adviser.

10

AllianceBernstein Variable Products Series Fund

Pursuant to the advisory agreement, the Portfolio paid $47,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2007.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2007, amounted to $38,411, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $391 for the six months ended June 30, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$52,936,954		$35,088,220
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$71,772,913
Gross unrealized depreciation	(3,186,935)

Net unrealized appreciation	$68,585,978

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

11

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Class A
Shares sold .	182,387	66,255	$2,872,189	$941,875
Shares issued in reinvestment of dividends and distributions	9,376	1,554	145,800	20,160
Shares redeemed	(19,739)	(21,070)	(294,350)	(300,332)

Net increase	172,024	46,739	$2,723,639	$661,703

Class B
Shares sold .	2,902,051	7,859,179	$44,276,867	$107,213,399
Shares issued in reinvestment of dividends and distributions	839,758	675,341	12,949,066	8,691,640
Shares redeemed	(1,843,633)	(2,812,503)	(28,064,938)	(38,247,646)

Net increase	1,898,176	5,722,017	$29,160,995	$77,657,393

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which

12

AllianceBernstein Variable Products Series Fund

could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2007.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$2,470,139	$2,208,016
Net long-term capital gains	6,241,661	2,382,637

Total distributions paid	$8,711,800	$4,590,653

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,384,623
Undistributed long-term capital gains	8,590,918
Unrealized appreciation/(depreciation)	63,313,480	(a)

Total accumulated earnings/(deficit)	$76,289,021

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

13

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund’s investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund’s investment advisory agreement, please see “Advisory Fee and Other Transactions with Affiliates” above.

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

In addition, the Independent Directors of the Fund (“the Independent Directors”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

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AllianceBernstein Variable Products Series Fund

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities

15

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

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VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31,								July 22, 2002(b) to December 31, 2002
			2006		2005		2004(a)		2003
Net asset value, beginning of period	$15.08		$12.94		$12.63		$11.20		$8.76		$8.00

Income From Investment Operations
Net investment income (c)	.14		.26		.22	(d)	.25	(d)	.16	(d)	.07	(d)
Net realized and unrealized gain on investment transactions	.75		2.42		.49		1.18		2.36		.69

Net increase in net asset value from operations	.89		2.68		.71		1.43		2.52		.76

Less: Dividends and Distributions
Dividends from net investment income	(.21)		(.16)		(.18)		–0	–	(.08)		–0	–
Distributions from net realized gain on investment transactions	(.42)		(.38)		(.22)		–0	–	–0	–	–0	–

Total dividends and distributions	(.63)		(.54)		(.40)		–0	–	(.08)		–0	–

Net asset value, end of period	$15.34		$15.08		$12.94		$12.63		$11.20		$8.76

Total Return
Total investment return based on net asset value (e)	5.85%		21.32%		5.74%		12.77%		28.94%		9.50%

Ratios/Supplemental Data
Net assets, end of period	$3,700,265		$1,043,677		$290,673		$5,699		$239		$187
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.66	%(f)	.69	%(g)	.73%		.79	%(f)	.99%		1.20	%(f)
Expenses, before waivers and reimbursements	.66	%(f)	.69	%(g)	.74%		.98	%(f)	1.06%		2.28	%(f)
Net investment income	1.99	%(f)	1.89	%(g)	1.74	%(d)	2.02	%(d)(f)	1.51	%(d)	4.22	%(d)(f)
Portfolio turnover rate	11%		17%		21%		27%		27%		12%

See footnote summary on page 18.

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VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31,
			2006		2005		2004		2003		2002
Net asset value, beginning of period	$14.95		$12.84		$12.54		$11.16		$8.75		$10.07

Income From Investment Operations
Net investment income (c)	.12		.22		.17	(d)	.17	(d)	.12	(d)	.12	(d)
Net realized and unrealized gain (loss) on investment transactions	.74		2.40		.50		1.31		2.36		(1.42)

Net increase (decrease) in net asset value from operations	.86		2.62		.67		1.48		2.48		(1.30)

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.13)		(.15)		(.10)		(.07)		(.02)
Distributions from net realized gain on investment transactions	(.42)		(.38)		(.22)		–0	–	–0	–	–0	–

Total dividends and distributions	(.60)		(.51)		(.37)		(.10)		(.07)		(.02)

Net asset value, end of period	$15.21		$14.95		$12.84		$12.54		$11.16		$8.75

Total Return
Total investment return based on net asset value (e)	5.71%		21.03%		5.48%		13.37%		28.46%		(12.95)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$342,886		$308,635		$191,583		$151,793		$117,561		$68,366
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.91	%(f)	.94	%(g)	.98%		.97%		1.24%		1.21%
Expenses, before waivers and reimbursements	.91	%(f)	.94	%(g)	.99%		1.15%		1.33%		1.43%
Net investment income	1.59	%(f)	1.64	%(g)	1.38	%(d)	1.45	%(d)	1.29	%(d)	1.27	%(d)
Portfolio turnover rate	11%		17%		21%		27%		27%		12%

(a)	There were no Class A shares outstanding for the period May 11, 2004 through October 3, 2004.

(b)	Commencement of distribution.

(c)	Based on average shares outstanding.

(d)	Net of expenses waived or reimbursed by the Adviser.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

18

VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Value Portfolio (the “Portfolio”) at a meeting held on May 1-3, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Portfolio were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability

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VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Russell 1000 Value Index (the “Index”), in each case for periods ended December 31, 2006 over the 1- and 3-year periods and (in the case of the Index) the since inception period (July 2002 inception). The directors noted that in the Performance Group comparison the Portfolio was in the 1st quintile in the 1- and 3-year periods, and in the Performance Universe comparison the Portfolio was in the 1st quintile in the 1-year period and 2nd quintile in the 3-year period. The comparative information showed that the Portfolio underperformed the Index in the 1- and 3-year periods and outperformed the Index in the since inception period. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with a similar investment style as the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

20

VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s at approximate current size contractual advisory effective fee rate of 55 basis points, plus the 4 basis point impact of the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap) was lower than the Expense Group and Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio’s net assets.

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SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE CAPS & REIMBURSEMENTS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$311.3	Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.04% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Portfolio and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Portfolios, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

22

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio		Fiscal Year End
Value Portfolio	Class A 1.20% Class B 1.45%	0.69 0.94	% %	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2007 net assets:

Portfolio	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee[5]
Value Portfolio	$311.3	Diversified Value Schedule 65 bp on 1st $25m 50 bp on next 25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $2m	0.342%	0.550%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	Portfolio advisory fee based on February 28, 2007 net assets.

23

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Value Fund, a retail mutual fund which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Value Fund:6

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Value Portfolio	Value Fund	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.55%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships:

Portfolio	Sub-advised Fund		Fee Schedule
Value Portfolio	Client	#1	0.25% on 1st $500 million 0.20% thereafter

	Client	#2[7]	0.50% on 1st $1 billion 0.40% on next $1 billion 0.30% on next $1 billion 0.20% thereafter

	Client	#3	0.23% on 1st $300 million 0.20% thereafter

	Client	#4	0.35% on 1st $200 million 0.30% thereafter

	Client	#5	0.60% on 1st $10 million 0.50% on next $15 million 0.40% on next $25 million 0.30% on next $50 million 0.25% on next $50 million 0.225% on next $50 million 0.20% thereafter

	Client	#6	0.27% on 1st $300 million 0.16% on next $700 million 0.13% thereafter

	Client	#7	0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% thereafter +/- Performance Fee

	Client	#8	0.35%

	Client	#9	0.20%

	Client	#10

0.60% on 1st $10 million

0.50% on next $15 million

0.40% on next $25 million

0.30% on next $50 million

0.25% on next $50 million

0.225% on next $50 million

0.20% on next $50 million

0.175% on next $50 million

0.150% thereafter

6	It should be noted that the AllianceBernstein Mutual Portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Portfolio.

7	This is the fee schedule of a Portfolio managed by an affiliate of the Adviser.

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VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Group Median	Rank
Value Portfolio	0.550	0.750	3/12

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[12]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Value Portfolio	0.730	0.804	3/12	0.817	10/28

Based on this analysis, the Portfolio has an equally favorable ranking on a management fee basis and a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2006, relative to 2005.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Portfolios with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized Portfolios that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different Portfolios categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements related to expense caps that would effectively reduce the actual management fee.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one Portfolio.

12	Most recently completed fiscal year end Class A total expense ratio.

25

AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $607,705 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $481,135 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.13

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

13	The Portfolio (which includes the Portfolio and other series of the Portfolio) paid ABIS a flat fee of $18,000 in 2006.

26

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 and 3 year performance rankings of the Portfolio14 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)15 for the periods ended December 31, 2006.16

Value Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	21.32	17.51	17.12	1/12	4/40
3 year	13.10	12.78	12.65	2/11	10/36

Set forth below are the 1, 3 year and since inception performance returns of the Portfolio (in bold)17 versus its benchmark.18 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.19

	Periods Ending December 31, 2006
	Annualized Performance
			Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)		Volatility (%)	Sharpe (%)
Value Portfolio	21.32	13.10	17.43	6.99	1.36	3
Russell 1000 Value Index	22.25	15.09	16.17	6.68	1.68	3

Inception Date: July 22, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

14	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

15	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including or excluding a Portfolio from a PU is somewhat different from that of an EU.

16	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

17	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

18	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

19	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

27

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein U.S. Large Cap Blended Style Portfolio

June 30, 2007

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

U.S. Large Cap Blended Style Portfolio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,058.83	$6.13	1.20%
Hypothetical (5% return before expenses)	$1,000	$1,018.84	$6.01	1.20%

Class B
Actual	$1,000	$1,056.94	$7.40	1.45%
Hypothetical (5% return before expenses)	$1,000	$1,017.60	$7.25	1.45%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Google, Inc.—Class A	$507,679	3.2%
Apple, Inc.	494,262	3.1
Exxon Mobil Corp.	436,176	2.7
WellPoint, Inc.	348,857	2.2
Boeing Co.	345,214	2.1
Citigroup, Inc.	323,127	2.0
Comcast Corp.—Special—Class A	314,550	2.0
Procter & Gamble Co.	314,517	2.0
Chicago Mercantile Exchange Holdings, Inc.—Class A	299,242	1.8
Bank of America Corp.	298,229	1.8

	$3,681,853	22.9%
SECTOR DIVERSIFICATION

June 30, 2007 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$4,186,682	26.4%
Information Technology	2,676,488	16.9
Health Care	1,905,964	12.0
Consumer Discretionary	1,784,765	11.3
Energy	1,404,364	8.9
Industrials	1,386,105	8.8
Consumer Staples	1,030,304	6.5
Telecommunication Services	705,182	4.4
Materials	659,803	4.2
Utilities	94,511	0.6

Total Investments	$15,834,168	100.0%

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.7%
FINANCIALS–26.1%
CAPITAL MARKETS–7.1%
The Blackstone Group LP(a)	3,200	$93,664
Credit Suisse Group (New York) (ADR)	1,995	141,565
Franklin Resources, Inc.	1,825	241,758
The Goldman Sachs Group, Inc.	530	114,877
Lazard Ltd.—Class A	100	4,503
Legg Mason, Inc.	1,975	194,301
Merrill Lynch & Co., Inc.	3,440	287,515
Morgan Stanley	500	41,940
Waddell & Reed Financial, Inc.—Class A	1,000	26,010

		1,146,133

COMMERCIAL BANKS–2.7%
Comerica, Inc.	900	53,523
Fifth Third Bancorp	1,700	67,609
Keycorp	600	20,598
National City Corp.	2,000	66,640
U.S. Bancorp	1,700	56,015
Wachovia Corp.	1,300	66,625
Wells Fargo & Co.	2,800	98,476

		429,486

DIVERSIFIED FINANCIAL SERVICES–8.3%
Bank of America Corp.	6,100	298,229
Chicago Mercantile Exchange Holdings, Inc.—Class A	560	299,242
Citigroup, Inc.	6,300	323,127
JPMorgan Chase & Co.	5,150	249,517
Moody’s Corp.	1,300	80,860
NYSE Euronext	1,060	78,037

		1,329,012

INSURANCE–5.5%
ACE Ltd.	650	40,638
Allstate Corp.	250	15,377
American International Group, Inc.	3,100	217,093
Chubb Corp.	275	14,889
Genworth Financial, Inc.—Class A	1,700	58,480
Hartford Financial Services Group, Inc.	900	88,659
MBIA, Inc.	500	31,110
MetLife, Inc.	1,500	96,720
Old Republic International Corp.	1,800	38,268
RenaissanceRe Holdings, Ltd.	800	49,592
Torchmark Corp.	600	40,200
The Travelers Cos, Inc.	2,000	107,000
UnumProvident Corp.	1,100	28,721
XL Capital Ltd.—Class A	600	50,574

		877,321

THRIFTS & MORTGAGE FINANCE–2.5%
Countrywide Financial Corp.	1,800	65,430
Federal Home Loan Mortgage Corp.	1,400	84,980

Company	Shares	U.S. $ Value

Federal National Mortgage Association	2,000	$130,660
MGIC Investment Corp.	600	34,116
Washington Mutual, Inc.	2,100	89,544

		404,730

		4,186,682

INFORMATION TECHNOLOGY–16.7%
COMMUNICATIONS EQUIPMENT–2.8%
Cisco Systems, Inc.(a)	10,700	297,995
Nokia OYJ (ADR)	600	16,866
Qualcomm, Inc.	3,075	133,424

		448,285

COMPUTERS & PERIPHERALS–6.1%
Apple, Inc.(a)	4,050	494,262
Hewlett-Packard Co.	5,645	251,880
International Business Machines Corp.	700	73,675
Lexmark International, Inc.— Class A(a)	250	12,327
Network Appliance, Inc.(a)	3,600	105,120
Sun Microsystems, Inc.(a)	8,000	42,080

		979,344

ELECTRONIC EQUIPMENT & INSTRUMENTS–0.7%
Arrow Electronics, Inc.(a)	400	15,372
Flextronics International Ltd.(a)	3,900	42,120
Sanmina-SCI Corp.(a)	3,000	9,390
Solectron Corp.(a)	11,800	43,424

		110,306

INTERNET SOFTWARE & SERVICES–3.8%
Akamai Technologies, Inc.(a)	1,150	55,936
eBay, Inc.(a)	1,550	49,879
Google, Inc.—Class A(a)	970	507,679

		613,494

IT SERVICES–0.1%
Electronic Data Systems Corp.	500	13,865

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.6%
Broadcom Corp.—Class A(a)	4,662	136,363
NVIDIA Corp.(a)	1,750	72,293
Texas Instruments, Inc.	1,300	48,919

		257,575

SOFTWARE–1.6%
Adobe Systems, Inc.(a)	2,500	100,375
Microsoft Corp.	5,200	153,244

		253,619

		2,676,488

3

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE–11.9%
BIOTECHNOLOGY–3.0%
Celgene Corp.(a)	1,750	$100,327
Genentech, Inc.(a)	2,250	170,235
Gilead Sciences, Inc.(a)	5,300	205,481

		476,043

HEALTH CARE EQUIPMENT & SUPPLIES–1.1%
Alcon, Inc.	1,275	172,010

HEALTH CARE PROVIDERS & SERVICES–2.8%
Medco Health Solutions, Inc.(a)	1,050	81,890
Tenet Healthcare Corp.(a)	2,200	14,322
WellPoint, Inc.(a)	4,370	348,857

		445,069

PHARMACEUTICALS–5.0%
Abbott Laboratories	3,500	187,425
Johnson & Johnson	600	36,972
Merck & Co., Inc.	3,100	154,380
Pfizer, Inc.	10,500	268,485
Schering-Plough Corp.	1,700	51,748
Teva Pharmaceutical Industries, Ltd. (ADR)	1,300	53,625
Wyeth	1,050	60,207

		812,842

		1,905,964

CONSUMER DISCRETIONARY–11.1%
AUTO COMPONENTS–0.8%
Autoliv, Inc.	850	48,339
BorgWarner, Inc.	700	60,228
Magna International, Inc.—Class A	250	22,748

		131,315

HOTELS, RESTAURANTS & LEISURE–2.5%
Hilton Hotels Corp.	2,300	76,981
McDonald’s Corp.	3,625	184,005
MGM Mirage(a)	200	16,496
Starwood Hotels & Resorts Worldwide, Inc.	1,900	127,433

		404,915

HOUSEHOLD DURABLES–0.3%
KB Home	800	31,496
Pulte Homes, Inc.	900	20,205

		51,701

LEISURE EQUIPMENT & PRODUCTS–0.4%
Mattel, Inc.	2,800	70,812

MEDIA–3.6%
CBS Corp.—Class B	2,375	79,135
Citadel Broadcasting Corp.	24	155
Comcast Corp.-Special— Class A(a)	11,250	314,550
Interpublic Group of Cos., Inc.(a)	3,200	36,480

Company	Shares	U.S. $ Value

Time Warner, Inc.	6,600	$138,864
Viacom, Inc.—Class B(a)	175	7,285

		576,469

MULTILINE RETAIL–2.6%
Family Dollar Stores, Inc.	1,100	37,752
Kohl’s Corp.(a)	2,310	164,080
Macy’s, Inc.	1,500	59,670
Saks, Inc.	1,400	29,890
Target Corp.	1,975	125,610

		417,002

SPECIALTY RETAIL–0.6%
The Gap, Inc.	1,700	32,470
Home Depot, Inc.	400	15,740
Ltd. Brands, Inc.	425	11,666
Office Depot, Inc.(a)	1,000	30,300

		90,176

TEXTILES, APPAREL & LUXURY GOODS–0.3%
Jones Apparel Group, Inc.	1,500	42,375

		1,784,765

ENERGY–8.8%
ENERGY EQUIPMENT & SERVICES–2.4%
Baker Hughes, Inc.	1,525	128,298
Halliburton Co.	1,750	60,375
Schlumberger, Ltd.	2,250	191,115

		379,788

OIL, GAS & CONSUMABLE FUELS–6.4%
BP PLC (ADR)	600	43,284
Chevron Corp.	3,300	277,992
ConocoPhillips	1,400	109,900
Exxon Mobil Corp.	5,200	436,176
Marathon Oil Corp.	1,800	107,928
Occidental Petroleum Corp.	200	11,576
Petro-Canada	100	5,328
Total SA (ADR)	400	32,392

		1,024,576

		1,404,364

INDUSTRIALS–8.6%
AEROSPACE & DEFENSE–4.2%
Boeing Co.	3,590	345,214
Honeywell International, Inc.	2,400	135,072
Northrop Grumman Corp.	600	46,722
Spirit Aerosystems Holdings, Inc.—Class A(a)	3,250	117,162
United Technologies Corp.	550	39,012

		683,182

CONSTRUCTION & ENGINEERING–0.6%
Fluor Corp.	850	94,665

ELECTRICAL EQUIPMENT–0.3%
Emerson Electric Co.	900	42,120

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INDUSTRIAL CONGLOMERATES–2.0%
General Electric Co.	7,400	$283,272
Tyco International, Ltd.	1,200	40,548

		323,820

MACHINERY–1.5%
Deere & Co.	450	54,333
Eaton Corp.	700	65,100
Ingersoll-Rand Co. Ltd.—Class A	800	43,856
SPX Corp.	900	79,029

		242,318

		1,386,105

CONSUMER STAPLES–6.4%
BEVERAGES–0.4%
PepsiCo, Inc.	1,150	74,577

FOOD & STAPLES RETAILING–0.9%
The Kroger Co.	2,700	75,951
Safeway, Inc.	1,600	54,448
Wal-Mart Stores, Inc.	300	14,433

		144,832

FOOD PRODUCTS–1.5%
General Mills, Inc.	500	29,210
Kellogg Co.	1,000	51,790
Kraft Foods, Inc.—Class A	1,797	63,344
Sara Lee Corp.	3,000	52,200
WM Wrigley Jr Co.	700	38,717

		235,261

HOUSEHOLD PRODUCTS–2.5%
Colgate-Palmolive Co.	800	51,880
Kimberly-Clark Corp.	500	33,445
Procter & Gamble Co.	5,140	314,517

		399,842

TOBACCO–1.1%
Altria Group, Inc.	2,200	154,308
UST, Inc.	400	21,484

		175,792

		1,030,304

TELECOMMUNICATION SERVICES–4.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.8%
AT&T, Inc.	5,500	228,250
Embarq Corp.	235	14,892

Company	Shares	U.S. $ Value

Verizon Communications, Inc.	4,900	$201,733

		444,875

WIRELESS TELECOMMUNICATION SERVICES–1.6%
America Movil SAB de CV Series L (ADR)	1,600	99,088
American Tower Corp.—Class A(a)	400	16,800
Sprint Nextel Corp.	4,700	97,337
Vodafone Group PLC (ADR)	1,400	47,082

		260,307

		705,182

MATERIALS–4.1%
CHEMICALS–2.7%
Air Products & Chemicals, Inc.	900	72,333
Dow Chemical Co.	1,600	70,752
E.I. Du Pont de Nemours & Co.	825	41,943
Lubrizol Corp.	700	45,185
Monsanto Co.	2,750	185,735
PPG Industries, Inc.	150	11,417

		427,365

CONTAINERS & PACKAGING–1.0%
Crown Holdings, Inc.(a)	700	17,479
Owens-Illinois, Inc.(a)	1,700	59,500
Smurfit-Stone Container Corp.(a)	1,900	25,289
Temple-Inland, Inc.	1,000	61,530

		163,798

METALS & MINING–0.4%
Arcelor Mittal—Class A	1,100	68,640

		659,803

UTILITIES–0.6%
ELECTRIC UTILITIES–0.5%
Entergy Corp.	800	85,880

MULTI-UTILITIES–0.1%
Dominion Resources, Inc./VA	100	8,631

		94,511

TOTAL INVESTMENTS–98.7% (cost $12,366,366)		15,834,168
Other assets less liabilities–1.3%		212,532

NET ASSETS–100.0%		$16,046,700

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See Notes to Financial Statements.

5

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $12,366,366)	$15,834,168
Cash	94,353
Receivable for investment securities sold	319,020
Dividends receivable	17,156
Receivable due from Adviser	3,080

Total assets	16,267,777

LIABILITIES
Payable for investment securities purchased	149,272
Custodian fee payable	19,039
Audit fee payable	18,101
Payable for capital stock redeemed	17,899
Distribution fee payable	3,447
Transfer Agent fee payable	59
Accrued expenses	13,260

Total liabilities	221,077

NET ASSETS	$16,046,700

COMPOSITION OF NET ASSETS
Capital stock, at par	$1,173
Additional paid-in capital	11,726,397
Undistributed net investment income	11,434
Accumulated net realized gain on investment transactions	840,218
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	3,467,478

$16,046,700

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$12,299	887.306	$13.86
B	$16,034,401	1,171,759	$13.68

See Notes to Financial Statements.

6

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $1,886)	$133,695
Interest	986

Total investment income	134,681

EXPENSES
Advisory fee	54,115
Distribution fee—Class B	20,798
Transfer agency—Class B	1,034
Custodian	61,831
Administrative	47,000
Audit	19,101
Printing	5,432
Legal	3,312
Directors’ fees	764
Miscellaneous	1,238

Total expenses	214,625
Less: expenses waived and reimbursed by the Adviser (see Note B)	(93,932)

Net expenses	120,693

Net investment income	13,988

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investment transactions	874,996
Net change in unrealized appreciation/depreciation of:
Investments	53,523
Foreign currency denominated assets and liabilities	(324)

Net gain on investment and foreign currency transactions	928,195

NET INCREASE IN NET ASSETS FROM OPERATIONS	$942,183

See Notes to Financial Statements.

7

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$13,988	$27,694
Net realized gain on investment transactions	874,996	789,026
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	53,199	792,654

Net increase in net assets from operations	942,183	1,609,374
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(54)	–0–
Class B	(30,194)	–0–
Net realized gain on investment transactions
Class A	(596)	(473)
Class B	(792,875)	(719,255)
CAPITAL STOCK TRANSACTIONS
Net decrease	(1,329,531)	(369,831)

Total increase (decrease) .	(1,211,067)	519,815
NET ASSETS
Beginning of period	17,257,767	16,737,952

End of period (including undistributed net investment income of $11,434 and $27,694, respectively)	$16,046,700	$17,257,767

See Notes to Financial Statements.

8

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein U.S. Large Cap Blended Style Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

9

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

10

AllianceBernstein Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of ..65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio’s average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of ..95% of the first $5 billion, .90% of the next $2.5 billion, .85% of the next $2.5 billion and .80% of the excess over $10 billion of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2007, the Adviser waived fees in the amount of $46,932.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser’s agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $47,000 for the six months ended June 30, 2007.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2007, amounted to $6,777, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $391 for the six months ended June 30, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2007 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$4,481,826		$6,756,137
U.S. government securities	–0	–	–0	–

11

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$3,634,549
Gross unrealized depreciation	(166,747)

Net unrealized appreciation	$3,467,802

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2007, the Portfolio had no transactions in written options.

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AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

`	SHARES		AMOUNT
	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Class A
Shares issued in reinvestment of dividends and distributions	46	38	$650	$473

Net increase	46	38	$650	$473

Class B
Shares sold	32,351	154,319	$451,522	$1,985,872
Shares issued in reinvestment of dividends and distributions	59,342	59,247	823,069	719,255
Shares redeemed	(185,533)	(235,279)	(2,604,772)	(3,075,431)

Net decrease	(93,840)	(21,713)	$(1,330,181)	$(370,304)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2007.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$155,188	$49,331
Net long-term capital gains	564,540	–0	–

Total taxable distributions	719,728	49,331

Total distributions paid	$719,728	$49,331

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$215,511
Undistributed long-term capital gains	601,115
Unrealized appreciation/(depreciation)	3,384,040	(a)

Total accumulated earnings/(deficit)	$4,200,666

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

13

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund’s investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund’s investment advisory agreement, please see “Advisory Fee and Other Transactions with Affiliates” above.

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

In addition, the Independent Directors of the Fund (“the Independent Directors”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims

14

AllianceBernstein Variable Products Series Fund

brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a

15

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

16

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31,	June 6, 2003(a) to December 31, 2003
2006	2005	2004
Net asset value, beginning of period	$13.81	$13.13	$11.98	$10.96	$10.00

Income From Investment Operations
Net investment income (b)(c)	.03	.06	.02	.06	.03
Net realized and unrealized gain on investment transactions	.79	1.21	1.19	.97	.93

Net increase in net asset value from operations	.82	1.27	1.21	1.03	.96

Less: Dividends and Distributions
Dividends from net investment income	(.06)	–0	–	(.06)	(.01)	–0	–
Distributions from net realized gain on investment transactions	(.71)	(.59)	–0	–	–0	–	–0	–

Total dividends and distributions	(.77)	(.59)	(.06)	(.01)	–0	–

Net asset value, end of period	$13.86	$13.81	$13.13	$11.98	$10.96

Total Return
Total investment return based on net asset value (d)	5.88%	10.22%	10.13%	9.43%	9.60%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12	$12	$11	$1,200	$1,096
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.20	%(e)	1.20	%(f)	1.19%	1.20%	1.20	%(e)
Expenses, before waivers and reimbursements	2.34	%(e)	2.28	%(f)	2.29%	2.67%	6.65	%(e)
Net investment income (c)	.43	%(e)	.42	%(f)	.15%	.55%	.45	%(e)
Portfolio turnover rate	27%	53%	80%	42%	13%

See footnote summary on page 18.

17

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31,	May 2, 2003(g) to December 31, 2003
2006	2005	2004
Net asset value, beginning of period	$13.63	$12.99	$11.89	$10.90	$10.00

Income From Investment Operations
Net investment income (loss) (b)(c)	.01	.02	(.01)	.04	.01
Net realized and unrealized gain on investment transactions	.78	1.21	1.14	.96	.89

Net increase in net asset value from operations	.79	1.23	1.13	1.00	.90

Less: Dividends and Distributions
Dividends from net investment income	(.03)	–0	–	(.03)	(.01)	–0	–
Distributions from net realized gain on investment transactions	(.71)	(.59)	–0	–	–0	–	–0	–

Total dividends and distributions	(.74)	(.59)	(.03)	(.01)	–0	–

Net asset value, end of period	$13.68	$13.63	$12.99	$11.89	$10.90

Total Return
Total investment return based on net asset value (d)	5.69%	10.02%	9.57%	9.16%	9.00%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,035	$17,246	$16,727	$15,485	$6,600
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.45	%(e)	1.45	%(f)	1.45%	1.45%	1.43	%(e)
Expenses, before waivers and reimbursements	2.58	%(e)	2.53	%(f)	2.59%	2.95%	8.25	%(e)
Net investment income (loss) (c)	.17	%(e)	.17	%(f)	(.10)%	.37%	.27	%(e)
Portfolio turnover rate	27%	53%	80%	42%	13%

(a)	Commencement of distribution.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived and reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Commencement of operations.

18

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein U.S. Large Cap Blended Style Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 06/30/06 ($MIL)	Portfolio
Blend	65 bp on 1st $2.5 billion	$15.7	U.S. Large Cap Blended
	55 bp on next $2.5 billion		Style Portfolio
	50 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. Indicated below is the reimbursement amount, which the Adviser received from the Portfolio in the Portfolio’s most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

Portfolio	Amount	As a % of Average Daily Net Assets
U.S. Large Cap Blended Style Portfolio[4]	$75,250	0.46%

1	It should be noted that the information in the fee summary was completed on June 24, 2006 and presented to the Board of Directors on August 1, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

2	Future references to the Portfolio do not include “AllianceBernstein.”

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the New York State Attorney General.

4	The Adviser waived this expense reimbursement made by the Portfolio.

19

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expenses to the amounts set forth below during the Portfolio’s first fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon 60 days written notice.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
U.S. Large Cap Blended Style Portfolio	Class A 1.20%	2.29%	December 31
	Class B 1.45%	2.59%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. To the extent that certain of these institutional relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applied to the Portfolio versus the Portfolio’s advisory fee:

Portfolio	Net Assets 06/30/06 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Institutional Advisory Fee	Fund Advisory Fee[5]
U.S. Large Cap Blended Style Portfolio	$15.7	U.S. Style Blend Schedule	0.800%	0.650%
		80 bp on the first $25 million
		60 bp on the next $25 million
		50 bp on the next $50 million
		40 bp on the next $100 million
		30 bp on the balance
		Minimum account size $50m

5	Fund advisory information was provided by Lipper. See Section II for additional discussion.

20

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Blended Style Series, Inc.—U.S. Large Cap Portfolio, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Blended Style Series, Inc.—U.S. Large Cap Portfolio:

Portfolio	AllianceBernstein Mutual Fund	Advisory Fee Based on % of Average Daily Net Assets
U.S. Large Cap Blended Style Portfolio	Blended Style Series, Inc.– U.S. Large Cap Portfolio	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following “all-in” fee6 for the Luxembourg fund that has a similar investment style as the Portfolio:

Fund	Fee
Equity Blend	1.50%

The adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Portfolio.7

Portfolio	Effective Management Fee[8]	Lipper Group Median	Rank
U.S. Large Cap Blended Style Portfolio	0.650	0.750	3/13

Lipper also analyzed the total expense ratio of the Portfolio in comparison to its Lipper Expense Group9 and Lipper Expense Universe.10 Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense

6	The “all-in” fee shown is for the Class A shares of Equity Blend. This fee covers investment advisory services and distribution related services.

7	The effective management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

8	The effective management fee rate for the Portfolio would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. As previously mentioned, for the most recently completed fiscal year, the Adviser waived such payment. In addition, the effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduced the contractual fee rate.

9	Lipper uses the following criteria in screening funds to be included in the Portfolios expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

21

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

Portfolio	Expense Ratio (%)[11]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
U.S. Large Cap Blended Style Portfolio	1.190	0.955	13/13	0.839	80/81

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser’s personnel to align the Adviser’s two profitability reporting systems. The alignment, which now has been completed, allows the Adviser’s management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser did not earn a profit during calendar 2005 and 2004 primarily as a result of the Adviser having to reimburse the Portfolio for additional expenses incurred above the Portfolio’s expense cap limitation.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Portfolio.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2005, ABI received the amount set forth below in Rule 12b-1 fees:

Portfolio	12b-1 Fees Received
U.S. Large Cap Blended Style Portfolio	$38,890

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection to Class B shares. During the fiscal year ended December 31, 2005, the Adviser determined that it made the following payment on behalf of the Portfolio to ABI:

Portfolio	Adviser Payment to ABI
U.S. Large Cap Blended Style Portfolio	$264,340

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, keeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year.

11	Most recently completed fiscal year Class A share total expense ratio.

22

AllianceBernstein Variable Products Series Fund

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.12

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co. LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund’s assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $625 billion as June 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, which was prepared by Lipper, shows the 1 year performance ranking of the Portfolio13 relative to its Lipper Performance Group14 and Lipper Performance Universe15 for the periods ended April 30, 2006:

U.S. Large Cap Blended Style Portfolio	Group	Universe
1 year	4/13	16/95

12	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.

13	The performance rankings are for the Class A shares of the Portfolio.

14	The Lipper Performance Group is identical to the Lipper Expense Group.

15	For the Lipper Performance Universe, Lipper included the Portfolio and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

23

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)16 versus its benchmarks:17

	Periods Ending April 30, 2006 Annualized Performance
Portfolio	1 Year	Since Inception
U.S. Large Cap Blended Style Portfolio	19.80	12.17
S&P 500 Stock Index	11.72	12.88

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 7, 2006

16	The performance returns shown are for the Class A shares of the Portfolio.

17	The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2006 in order to maintain consistency with Lipper’s performance rankings in the analysis.

24

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Wealth Appreciation Strategy Portfolio

June 30, 2007

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

WEALTH APPRECIATION STRATEGY PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wealth Appreciation Strategy Portfolio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,062.03	$4.96	0.97%
Hypothetical (5% return before expenses)	$1,000	$1,019.98	$4.86	0.97%
Class B
Actual	$1,000	$1,061.34	$6.24	1.22%
Hypothetical (5% return before expenses)	$1,000	$1,018.74	$6.11	1.22%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

WEALTH APPRECIATION STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Exxon Mobil Corp.	$740,241	2.0%
Google, Inc.-Class A	724,881	2.0
Apple, Inc.	720,036	2.0
Credit Suisse Group	528,297	1.5
Boeing Co.	521,668	1.4
WellPoint, Inc.	498,938	1.4
Citigroup, Inc.	492,384	1.4
Comcast Corp. (Class A and Special Class A)	446,202	1.2
Cisco Systems, Inc.	441,423	1.2
Bank of America Corp.	430,232	1.2

	$5,544,302	15.3%

SECTOR DIVERSIFICATION

June 30, 2007 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$12,713,353	35.1%
Information Technology	4,588,848	12.7
Consumer Discretionary	3,767,730	10.4
Health Care	3,203,659	8.8
Industrials	3,023,013	8.3
Energy	2,864,708	7.9
Materials	2,269,760	6.3
Consumer Staples	2,020,720	5.6
Telecommunication Services	1,426,573	3.9
Utilities	369,496	1.0

Total Investments	$36,247,860	100.0

Please	note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.9%

FINANCIALS–35.0%
CAPITAL MARKETS–7.2%
3i Group PLC	4,026	$93,716
The Blackstone Group LP(a)	4,600	134,642
Credit Suisse Group	4,568	324,287
Credit Suisse Group (New York) (ADR)	2,875	204,010
Franklin Resources, Inc.	2,700	357,669
Goldman Sachs Group, Inc.	895	193,991
Lazard Ltd.—Class A	250	11,258
Legg Mason, Inc.	2,900	285,302
Macquarie Bank Ltd.	1,549	111,257
Man Group PLC	12,891	156,805
Merrill Lynch & Co., Inc.	4,900	409,542
Morgan Stanley	700	58,716
Nomura Holdings, Inc.	4,700	91,290
UBS AG (Swiss Virt-X)	2,720	162,668
Waddell & Reed Financial, Inc.—Class A	900	23,409

		2,618,562

COMMERCIAL BANKS–5.0%
Anglo Irish Bank Corp. PLC (London Exchange)	6,059	123,217
Barclays PLC	8,200	114,086
BNP Paribas SA	900	106,905
China Construction Bank Corp.—Class H	38,000	26,131
Comerica, Inc.	1,325	78,798
Credit Agricole SA	2,486	100,877
Fifth Third Bancorp	2,100	83,517
HBOS PLC	5,730	112,705
Keycorp	500	17,165
Kookmin Bank	800	70,167
Mitsubishi UFJ Financial Group, Inc.	3	33,062
National City Corp.	2,700	89,964
Royal Bank of Scotland Group PLC	9,741	123,258
Societe Generale	630	116,725
Sumitomo Mitsui Financial Group, Inc.	11	102,546
SunTrust Banks, Inc.	1,425	122,179
U.S. Bancorp	2,000	65,900
UniCredito Italiano SpA	15,431	137,824
Wachovia Corp.	1,800	92,250
Wells Fargo & Co.	3,200	112,544

		1,829,820

CONSUMER FINANCE–0.3%
ORIX Corp.	430	113,343

DIVERSIFIED FINANCIAL SERVICES–6.1%
Bank of America Corp.	8,800	430,232
Chicago Mercantile Exchange Holdings, Inc.—Class A(a)	775	414,129
Citigroup, Inc.	9,600	492,384

Company	Shares	U.S. $ Value

Fortis	1,400	$59,337
ING Groep NV	3,600	158,450
JPMorgan Chase & Co.	8,800	426,360
Moody's Corp.	1,800	111,960
NYSE Euronext	1,550	114,111

		2,206,963

INSURANCE–5.2%
ACE Ltd.	700	43,764
Allianz SE	700	163,238
Allstate Corp.	875	53,821
AMBAC Financial Group, Inc.	900	78,471
American International Group, Inc.	4,100	287,123
AON Corp.	700	29,827
Aviva PLC	6,000	89,068
Chubb Corp.	700	37,898
Fondiaria-Sai SpA	800	38,677
Genworth Financial, Inc.—Class A	2,500	86,000
Hartford Financial Services Group, Inc.	1,175	115,749
MBIA, Inc.	700	43,554
MetLife, Inc.	1,825	117,676
Muenchener Rueckversicherungs AG	700	128,374
Old Republic International Corp.	3,000	63,780
Prudential Financial, Inc.	150	14,585
QBE Insurance Group Ltd.	3,848	101,529
Swiss Reinsurance	994	90,653
Torchmark Corp.	1,225	82,075
The Travelers Cos., Inc.	2,600	139,100
UnumProvident Corp.	2,700	70,497

		1,875,459

REAL ESTATE INVESTMENT TRUSTS (REITS)–6.5%
Alexandria Real Estate Equities, Inc.	420	40,664
Allied Properties Real Estate Investment Trust	907	18,358
Apartment Investment & Management Co.—Class A	775	39,076
Archstone-Smith Trust	375	22,166
Ascendas Real Estate Investment Trust	12,000	23,087
Ashford Hospitality Trust, Inc.	1,600	18,816
AvalonBay Communities, Inc.	450	53,496
Boardwalk Real Estate Investment Trust	480	21,901
Boston Properties, Inc.	425	43,405
British Land Co. PLC	3,226	86,326
Brixton PLC	1,100	9,631
Camden Property Trust	400	26,788
Canadian Apartment Properties REI	2	34
Canadian Real Estate Investment Trust	957	26,166
CapitaMall Trust	16,800	46,388
Cominar Real Estate Investment Trust	855	17,295

3

WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

DB RREEF Trust	34,838	$57,836
Developers Diversified Realty Corp.	430	22,665
Digital Realty Trust, Inc.	1,225	46,158
Dundee Real Estate Investment Trust	806	34,792
Equity Residential	825	37,645
Essex Property Trust, Inc.	125	14,537
Federal Realty Investment Trust	225	17,383
Felcor Lodging Trust, Inc.	1,000	26,030
First Industrial Realty Trust, Inc.	150	5,814
Fonciere Des Regions	287	41,864
General Growth Properties, Inc.	1,200	63,540
General Property Group	8,217	32,389
Great Portland Estates PLC	2,700	35,814
H&R Real Estate Investment	300	6,460
Hammerson PLC	800	22,909
Health Care Property Investors, Inc.	725	20,974
Host Hotels & Resorts, Inc.	1,916	44,298
ING Office Fund	26,400	39,059
Japan Real Estate Investment—Class A	4	47,009
Japan Retail Fund Investment Corp.—Class A	6	52,004
Kimco Realty Corp.	1,100	41,877
Klepierre	350	59,268
Land Securities Group PLC	2,245	78,183
LaSalle Hotel Properties	250	10,855
Macerich Co.	100	8,242
Macquarie Goodman Group	5,220	29,625
Maguire Properties, Inc.	800	27,464
Mid-America Apartment Communities, Inc.	400	20,992
Mirvac Group	7,965	38,419
Nationwide Health Properties, Inc.	1,250	34,000
Nippon Building Fund, Inc.—Class A	2	27,744
Nomura Real Estate Office Fund, Inc.—Class A	3	32,342
Omega Healthcare Investors, Inc.	1,000	15,830
Primaris Retail Real Estate Investment Trust	660	12,074
Prologis	1,675	95,308
Public Storage	250	19,205
RioCan Real Estate Investment Trust	1,879	41,723
Segro PLC	1,000	12,473
Simon Property Group, Inc.	1,125	104,670
SL Green Realty Corp.	300	37,167
Stockland	2,652	18,270
Strategic Hotels & Resorts, Inc.	1,100	24,739
Tanger Factory Outlet Centers	650	24,343
Taubman Centers, Inc.	650	32,247
UDR, Inc.	425	11,178
Unibail	500	127,867
Ventas, Inc.	1,600	58,000
Vornado Realty Trust	650	71,396
Westfield Group	5,119	86,374

		2,364,652

Company	Shares	U.S. $ Value

REAL ESTATE MANAGEMENT & DEVELOPMENT–3.0%
Beni Stabili SpA	26,700	$38,853
Brookfield Properties Corp.	1,275	30,995
Citycon OYJ	6,000	38,456
Derwent Valley Holdings PLC	1,200	44,002
Deutsche Wohnen AG	350	18,140
Eurocastle Investment Ltd.	850	39,276
Forest City Enterprises, Inc.— Class A	675	41,499
Hang Lung Properties, Ltd.	16,000	55,247
IVG Immobilien AG	1,050	41,221
Keppel Land Ltd.	6,000	34,387
Kerry Properties Ltd.	14,891	93,524
Mitsubishi Estate Co. Ltd.	3,000	81,392
Mitsui Fudosan Co. Ltd.	3,900	109,310
New World Development Co., Ltd.	33,370	83,511
Norwegian Property ASA	2,100	26,144
NTT Urban Development Corp.	44	85,199
Sino Land Co.	29,478	61,373
Sponda OYJ	2,600	37,629
Sumitomo Realty & Development	2,000	65,133
Sun Hung Kai Properties Ltd.	5,700	68,586

		1,093,877

THRIFTS & MORTGAGE FINANCE–1.7%
Astoria Financial Corp.	1,200	30,048
Countrywide Financial Corp.	2,800	101,780
Federal Home Loan Mortgage Corp.	1,700	103,190
Federal National Mortgage Association	2,900	189,457
MGIC Investment Corp.	1,100	62,546
Washington Mutual, Inc.	2,900	123,656

		610,677

		12,713,353

INFORMATION TECHNOLOGY–12.7%

COMMUNICATIONS EQUIPMENT–2.1%
Cisco Systems, Inc.(a)	15,850	441,423
Nokia OYJ	4,625	129,894
QUALCOMM, Inc.	4,350	188,747

		760,064

COMPUTERS & PERIPHERALS–4.2%
Apple, Inc.(a)	5,900	720,036
Hewlett-Packard Co.	8,200	365,884
International Business Machines Corp.	950	99,987
Lexmark International, Inc.—Class A(a)	1,000	49,310
Network Appliance, Inc.(a)	5,150	150,380
Sun Microsystems, Inc.(a)	11,400	59,964
Toshiba Corp.	10,000	87,128

		1,532,689

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

ELECTRONIC EQUIPMENT & INSTRUMENTS–0.7%
Arrow Electronics, Inc.(a)	1,350	$51,881
AU Optronics Corp.	23,690	40,469
Flextronics International Ltd.(a)	2,100	22,680
HON HAI Precision Industry Co., Ltd.	2,000	17,275
Sanmina-SCI Corp.(a)	7,800	24,414
Solectron Corp.(a)	11,500	42,320
Tech Data Corp.(a)	1,300	49,998

		249,037

INTERNET SOFTWARE & SERVICES–2.4%
Akamai Technologies, Inc.(a)	1,600	77,824
eBay, Inc.(a)	2,000	64,360
Google, Inc.—Class A(a)	1,385	724,881

		867,065

IT SERVICES–0.3%
Cap Gemini SA	758	55,417
Electronic Data Systems Corp.	700	19,411
Infosys Technologies, Ltd.	537	25,414

		100,242

OFFICE ELECTRONICS–0.4%
Canon, Inc.	2,450	143,675

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.6%
Broadcom Corp.—Class A(a)	6,600	193,050
Hynix Semiconductor, Inc.(a)	1,500	53,967
Nvidia Corp.(a)	2,400	99,144
Samsung Electronics Co., Ltd.	80	48,908
Siliconware Precision Industries Co.	13,000	27,746
Texas Instruments, Inc.	1,900	71,497
United Microelectronics Corp.	150,378	89,920

		584,232

SOFTWARE–1.0%
Adobe Systems, Inc.(a)	3,350	134,503
Microsoft Corp.	7,375	217,341

		351,844

		4,588,848

CONSUMER DISCRETIONARY–10.4%

AUTO COMPONENTS–1.0%
Autoliv, Inc.	1,225	69,665
BorgWarner, Inc.	800	68,832
Compagnie Generale des Etablissements Michelin—Class B	700	97,821
Denso Corp.	1,200	46,933
Hyundai Mobis	770	73,052

		356,303

Company	Shares	U.S. $ Value

AUTOMOBILES–1.2%
Fiat SpA	4,770	$141,683
Nissan Motor Co., Ltd.	4,700	50,317
Renault SA	1,000	160,389
Suzuki Motor Corp.	500	14,199
Toyota Motor Corp.	900	56,760

		423,348

HOTELS RESTAURANTS & LEISURE–2.0%
Accor SA	895	79,119
Hilton Hotels Corp.	4,350	145,594
McDonald's Corp.	5,100	258,876
MGM Mirage(a)	200	16,496
Starwood Hotels & Resorts Worldwide, Inc.	3,175	212,947

		713,032

HOUSEHOLD DURABLES–0.8%
Black & Decker Corp.	800	70,648
Centex Corp.	600	24,060
KB Home	1,100	43,307
Persimmon PLC	2,000	46,249
Pulte Homes, Inc.	1,300	29,185
Sharp Corp.	4,000	75,830

		289,279

LEISURE EQUIPMENT & PRODUCTS–0.2%
Mattel, Inc.	3,100	78,399

MEDIA–2.4%
CBS Corp.—Class B	3,075	102,459
Citadel Broadcasting Corp.	38	245
Comcast Corp.—Class A(a)	1,500	42,180
Comcast Corp. Special— Class A(a)	14,450	404,022
Grupo Televisa SA (ADR)	1,400	38,654
Interpublic Group of Cos., Inc.(a)	1,800	20,520
Pearson PLC	2,206	37,161
Time Warner, Inc.	9,300	195,672
Viacom, Inc.—Class B(a)	700	29,141

		870,054

MULTILINE RETAIL–1.6%
Family Dollar Stores, Inc.	1,900	65,208
Kohl's Corp.(a)	3,300	234,399
Macy's, Inc.	2,200	87,516
Saks, Inc.(a)	1,800	38,430
Target Corp.	2,750	174,900

		600,453

SPECIALTY RETAIL–0.9%
Esprit Holdings Ltd.	5,200	66,068
The Gap, Inc.	3,500	66,850
Home Depot, Inc.	700	27,545
Inditex SA	1,239	72,927
Ltd. Brands, Inc.	1,100	30,195
Office Depot, Inc.(a)	1,600	48,480

		312,065

5

WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

TEXTILES APPAREL & LUXURY GOODS–0.3%
Jones Apparel Group, Inc.	1,500	$42,375
VF Corp.	900	82,422

		124,797

		3,767,730

HEALTH CARE–8.8%

BIOTECHNOLOGY–1.8%
Celgene Corp.(a)	2,400	137,592
Genentech, Inc.(a)	3,100	234,546
Gilead Sciences, Inc.(a)	7,500	290,775

		662,913

HEALTH CARE EQUIPMENT & SUPPLIES–1.3%
Alcon, Inc.	2,325	313,666
Essilor International SA	606	72,178
Nobel Biocare Holding AG	228	74,426

		460,270

HEALTH CARE PROVIDERS & SERVICES–1.7%
Medco Health Solutions, Inc.(a)	1,500	116,985
Tenet Healthcare Corp.(a)	1,900	12,369
WellPoint, Inc.(a)	6,250	498,938

		628,292

PHARMACEUTICALS–4.0%
Abbott Laboratories	4,900	262,395
AstraZeneca PLC	1,300	69,668
GlaxoSmithKline PLC	1,300	33,865
Johnson & Johnson	900	55,458
Merck & Co., Inc.	4,600	229,080
Merck KGaA	557	76,209
Pfizer, Inc.	14,500	370,765
Roche Holding AG	546	96,744
Sanofi-Aventis	1,000	80,787
Teva Pharmaceutical Industries Ltd. (ADR)	2,350	96,937
Wyeth	1,400	80,276

		1,452,184

		3,203,659

INDUSTRIALS–8.3%

AEROSPACE & DEFENSE–3.1%
BAE Systems PLC	7,200	58,100
Boeing Co.	5,425	521,668
European Aeronautic Defence & Space Co., NV	630	20,446
Honeywell International, Inc.	3,450	194,166
Northrop Grumman Corp.	1,100	85,657
Spirit Aerosystems Holdings, Inc.—Class A(a)	4,800	173,040
United Technologies Corp.	800	56,744

		1,109,821

Company	Shares	U.S. $ Value

AIRLINES–0.3%
Air France-KLM	1,400	$65,141
Deutsche Lufthansa AG	1,200	33,471

		98,612

BUILDING PRODUCTS–0.1%
Cie de Saint-Gobain	238	26,661

COMMERCIAL SERVICES & SUPPLIES–0.1%
Capita Group PLC	3,850	55,890

CONSTRUCTION & ENGINEERING–0.7%
Fluor Corp.	1,100	122,507
Vinci SA	1,704	127,182

		249,689

ELECTRICAL EQUIPMENT–0.6%
ABB Ltd.	5,803	130,845
Emerson Electric Co.	1,300	60,840
Renewable Energy Corp. AS(a)	797	30,866

		222,551

INDUSTRIAL CONGLOMERATES–1.2%
General Electric Co.	10,100	386,628
Tyco International, Ltd.(a)	1,800	60,822

		447,450

MACHINERY–1.5%
Atlas Copco AB(a)	4,195	69,873
Cummins, Inc.	450	45,545
Deere & Co.	700	84,518
Eaton Corp.	800	74,400
NGK Insulators Ltd.	4,000	98,236
PACCAR, Inc.	1,000	87,040
SPX Corp.	800	70,248

		529,860

MARINE–0.3%
Mitsui OSK Lines Ltd.	5,000	67,795
Nippon Yusen KK	6,000	55,028

		122,823

TRADING COMPANIES & DISTRIBUTORS–0.4%
Mitsui & Co., Ltd.	8,000	159,656

		3,023,013

ENERGY–7.9%

ENERGY EQUIPMENT & SERVICES–1.6%
Baker Hughes, Inc.	2,150	180,879
Halliburton Co.	2,530	87,285
Schlumberger Ltd.	3,200	271,808
Technip SA	389	32,152

		572,124

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

OIL, GAS & CONSUMABLE FUELS–6.3%
BP PLC	3,200	$38,504
Chevron Corp.	4,700	395,928
China Petroleum & Chemical Corp.—Class H	48,000	53,552
China Shenhua Energy Co. Ltd.,—Class H	17,500	61,064
ConocoPhillips	2,300	180,550
ENI SpA	4,000	145,030
Exxon Mobil Corp.	8,825	740,241
Marathon Oil Corp.	2,600	155,896
Occidental Petroleum Corp.	400	23,152
Petro-Canada	100	5,327
Petroleo Brasileiro SA (NY) (ADR)	1,000	106,680
Repsol YPF SA	1,500	59,383
Royal Dutch Shell PLC—Class A	2,154	87,691
Total SA	2,955	239,586

		2,292,584

		2,864,708

MATERIALS–6.3%

CHEMICALS–2.9%
Air Products & Chemicals, Inc.	1,300	104,481
BASF AG	1,100	143,899
Bayer AG	1,689	127,226
E.I. Du Pont de Nemours & Co.	1,900	96,596
Lubrizol Corp.	800	51,640
Mitsubishi Chemical Holdings Corp.	6,500	59,669
Mitsui Chemicals, Inc.	8,500	64,559
Monsanto Co.	4,010	270,835
Nitto Denko Corp.	1,900	95,767
PPG Industries, Inc.	625	47,569

		1,062,241

CONSTRUCTION MATERIALS–0.4%
Buzzi Unicem SpA	1,700	58,535
CRH PLC	1,453	71,540

		130,075

CONTAINERS & PACKAGING–0.6%
Crown Holdings, Inc.(a)	1,700	42,449
Owens-Illinois, Inc.(a)	1,900	66,500
Smurfit-Stone Container Corp.(a)	2,800	37,268
Temple-Inland, Inc.	1,400	86,142

		232,359

METALS & MINING–2.2%
Antofagasta PLC	3,700	45,347
Arcelor Mittal (Euronext Amsterdam)	1,378	86,060
Cia Vale do Rio Doce (ADR)	2,100	93,555
JFE Holdings, Inc.	2,200	136,744
Kazakhmys PLC	1,100	27,694
MMC Norilsk Nickel (ADR)	168	35,112

Company	Shares	U.S. $ Value

POSCO	120	$57,610
Rio Tinto PLC	1,094	83,695
Xstrata PLC	3,764	224,082

		789,899

PAPER & FOREST PRODUCTS–0.2%
Sca Ab B Free(a)	3,300	55,186

		2,269,760

CONSUMER STAPLES–5.6%

BEVERAGES–0.7%
Cia de Bebidas das Americas (ADR)	400	28,000
Coca-Cola Enterprises, Inc.	2,300	55,200
Molson Coors Brewing Co.—Class B	800	73,968
PepsiCo, Inc.	1,700	110,245

		267,413

FOOD & STAPLES RETAILING–0.6%
The Kroger Co.	3,000	84,390
Safeway, Inc.	2,300	78,269
Tesco PLC	4,542	38,002
Wal-Mart Stores, Inc.	500	24,055

		224,716

FOOD PRODUCTS–1.7%
General Mills, Inc.	1,200	70,104
Kellogg Co.	1,500	77,685
Kraft Foods, Inc.—Class A	4,600	162,150
Nestle SA	401	152,369
Sara Lee Corp.	4,500	78,300
WM Wrigley Jr Co.	1,000	55,310

		595,918

HOUSEHOLD PRODUCTS–1.7%
Colgate-Palmolive Co.	1,100	71,335
Kimberly-Clark Corp.	800	53,512
Procter & Gamble Co.	6,850	419,151
Reckitt Benckiser PLC	1,325	72,538

		616,536

PERSONAL PRODUCTS–0.2%
L'Oreal SA	529	62,528

TOBACCO–0.7%
Altria Group, Inc.	2,850	199,899
UST, Inc.	1,000	53,710

		253,609

		2,020,720

TELECOMMUNICATION SERVICES–3.9%

DIVERSIFIED TELECOMMUNICATION SERVICES–2.3%
AT&T, Inc.	8,100	336,150
China Netcom Group Corp., Ltd.	21,500	59,351
Embarq Corp.	290	18,377

7

WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Nippon Telegraph & Telephone Corp.	12	$53,104
Telefonica SA	2,127	47,334
Telekomunikasi Indonesia Tbk PT	22,500	24,408
TeliaSonera AB	5,586	40,980
Verizon Communications, Inc.	6,600	271,722

		851,426

WIRELESS TELECOMMUNICATION SERVICES–1.6%
America Movil SAB de CV Series L (ADR)	3,850	238,431
American Tower Corp.— Class A(a)	700	29,400
Sprint Nextel Corp.	6,800	140,828
Vodafone Group PLC	49,686	166,488

		575,147

		1,426,573

Company	Shares	U.S. $ Value

UTILITIES–1.0%

ELECTRIC UTILITIES–0.5%
E.ON AG	900	$150,266
Pinnacle West Capital Corp.	1,200	47,820

		198,086

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.2%
International Power PLC	6,362	54,686

MULTI-UTILITIES–0.3%
RWE AG	600	63,648
Wisconsin Energy Corp.	1,200	53,076

		116,724

		369,496

TOTAL INVESTMENTS–99.9% (cost $29,617,745)		36,247,860
Other assets less liabilities–0.1%		22,721

NET ASSETS–100.0%		$36,270,581

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See Notes to Financial Statements.

8

WEALTH APPRECIATION STRATEGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $29,617,745)	$36,247,860
Receivable for investment securities sold and foreign currency contracts	785,643
Dividends receivable	56,110
Receivable due from Adviser	4,561

Total assets	37,094,174

LIABILITIES
Due to custodian	278,379
Payable for investment securities purchased and foreign currency contracts	359,552
Payable for capital stock redeemed	109,514
Custodian fee payable	44,947
Distribution fee payable	6,299
Foreign capital gain tax payable	148
Transfer Agent fee payable	59
Accrued expenses	24,695

Total liabilities	823,593

NET ASSETS	$36,270,581

COMPOSITION OF NET ASSETS
Capital stock, at par .	$2,754
Additional paid-in capital	28,082,075
Distributions in excess of net investment income	(332,378)
Accumulated net realized gain on investment and foreign currency transactions	1,887,137
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	6,630,993

$36,270,581

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$7,231,153	547,305	$13.21
B	$29,039,428	2,206,334	$13.16

See Notes to Financial Statements.

9

WEALTH APPRECIATION STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $24,756)	$384,389
Interest	7,559

Total investment income	391,948

EXPENSES
Advisory fee	122,410
Distribution fee—Class B	37,181
Transfer agency—Class A	217
Transfer agency—Class B	817
Custodian	124,106
Administrative	47,000
Audit	21,704
Printing	9,827
Legal	2,849
Directors’ fees	890
Miscellaneous	3,910

Total expenses	370,911
Less: expenses waived and reimbursed by the Adviser (see Note B)	(151,248)

Net expenses	219,663

Net investment income	172,285

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	2,007,834
Futures	5,506
Foreign currency transactions	4,807
Net change in unrealized appreciation/depreciation of:
Investments	57,071 (a)
Futures	(1,040)
Foreign currency denominated assets and liabilities	(4,303)

Net gain on investment and foreign currency transactions	2,069,875

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,242,160

(a)	Net of accrued foreign capital gains taxes of $289.

See Notes to Financial Statements.

10

WEALTH APPRECIATION STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$172,285	$174,605
Net realized gain on investment and foreign currency transactions	2,018,147	2,501,612
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	51,728	2,835,758

Net increase in net assets from operations	2,242,160	5,511,975
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(158,013)	(10,538)
Class B	(507,869)	-0-
Net realized gain on investment and foreign currency transactions
Class A	(509,847)	(150,309)
Class B	(1,867,042)	(636,285)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(148,054)	546,573

Total increase (decrease)	(948,665)	5,261,416
NET ASSETS
Beginning of period	37,219,246	31,957,830

End of period (including distributions in excess of net investment income/undistributed net investment income of ($332,378) and $161,219, respectively)	$36,270,581	$37,219,246

See	Notes to Financial Statements.

11

WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Wealth Appreciation Strategy Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on July 1, 2004. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

12

AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

13

WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of ..65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90% and 1.15% of the daily average net assets for Class A and Class B shares, respectively. Prior to February 12, 2007, the Portfolio’s total operating expenses on an annual basis were limited to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2007 the Adviser waived fees and reimbursed expenses in the amount of $104,248.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser’s agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $47,000 for the six months ended June 30, 2007.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2007, amounted to $22,497, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $391 for the six months ended June 30, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2007 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$10,885,991		$13,553,066
U.S. government securities	–0	–	–0	–

14

AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$6,998,793
Gross unrealized depreciation	(368,678)

Net unrealized appreciation	$6,630,115

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying

15

WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006		Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Class A
Shares issued in reinvestment of dividends and distributions	49,878	13,748		$667,860	$160,847
Shares redeemed	(70,965)	–0	–	(933,676)	–0	–

Net increase (decrease)	(21,087)	13,748		$(265,816)	$160,847

Class B
Shares sold	42,379	471,770		$576,832	$5,885,347
Shares issued in reinvestment of dividends and distributions	178,029	54,570		2,374,911	636,285
Shares redeemed	(207,317)	(497,454)		(2,833,981)	(6,135,906)

Net increase	13,091	28,886		$117,762	$385,726

NOTE F: Risk Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification of Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2007.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$521,389	$193,961
Net long-term capital gains	275,743	6,951

Total distributions paid	$797,132	$200,912

16

AllianceBernstein Variable Products Series Fund

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$846,460
Undistributed long-term capital gain	2,182,042
Accumulated capital and other losses	(1,772	)(a)
Unrealized appreciation/(depreciation)	5,959,633	(b)

Total accumulated earnings/(deficit)	$8,986,363

(a)	Passive foreign investment company losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2006, the Portfolio deferred until January 1, 2007, post-October passive foreign investment company losses of $1,772.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee with respect to certain AllianceBernstein funds.

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

In addition, the Independent Directors of the Fund (“the Independent Directors”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by

17

WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

18

AllianceBernstein Variable Products Series Fund

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

19

WEALTH APPRECIATION STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31,			July 1, 2004(a) to December 31, 2004
			2006		2005
Net asset value, beginning of period	$13.53		$11.79		$10.69	$10.00

Income From Investment Operations
Net investment income (b)(c)	.08		.09		.04	.01
Net realized and unrealized gain on investment and foreign currency transactions	.78		1.94		1.15	.68

Net increase in net asset value from operations	.86		2.03		1.19	.69

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.02)		(.05)	–0	–
Distributions from net realized gain on investment and foreign currency transactions	(.90)		(.27)		(.04)	–0	–

Total dividends and distributions	(1.18)		(.29)		(.09)	–0	–

Net asset value, end of period	$13.21		$13.53		$11.79	$10.69

Total Return
Total investment return based on net asset value (d)	6.20%		17.60%		11.22%	6.90%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,231		$7,688		$6,538	$5,877
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.97	%(e)	1.20	%(f)	1.20%	1.20	%(e)
Expenses, before waivers and reimbursements	1.77	%(e)	1.99	%(f)	2.45%	4.33	%(e)
Net investment income (c)	1.13	%(e)	.69	%(f)	.42%	.25	%(e)
Portfolio turnover rate	29%		63%		61%	14%

See footnote summary on page 21.

20

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31,			July 1, 2004(a) to December 31, 2004
			2006		2005
Net asset value, beginning of period	$13.46		$11.74		$10.67	$10.00

Income From Investment Operations
Net investment income (b)(c)	.06		.06		.02	.03
Net realized and unrealized gain on investment and foreign currency transactions	.78		1.93		1.13	.64

Net increase in net asset value from operations	.84		1.99		1.15	.67

Less: Dividends and Distributions
Dividends from net investment income	(.24)		–0	–	(.04)	–0	–
Distributions from net realized gain on investment and foreign currency transactions	(.90)		(.27)		(.04)	–0	–

Total dividends and distributions	(1.14)		(.27)		(.08)	–0	–

Net asset value, end of period	$13.16		$13.46		$11.74	$10.67

Total Return
Total investment return based on net asset value (d)	6.13%		17.32%		10.93%	6.70%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,040		$29,531		$25,420	$10,416
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.22	%(e)	1.45	%(f)	1.45%	1.45	%(e)
Expenses, before waivers and reimbursements	2.02	%(e)	2.25	%(f)	2.70%	4.78	%(e)
Net investment income (c)	.86	%(e)	.46	%(f)	.15%	.71	%(e)
Portfolio turnover rate	29%		63%		61%	14%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived and reimbursed by the Adviser.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

21

WEALTH APPRECIATION STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Wealth Appreciation Strategy Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 06/30/06 ($MIL)	Portfolio
Blend	65 bp on 1st $2.5 billion	$34.5	Wealth Appreciation
	55 bp on next $2.5 billion		Strategy Portfolio
	50 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. Indicated below is the reimbursement amount, which the Adviser received from the Portfolio in the Portfolio’s most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

Portfolio	Amount	As a % of Average Daily Net Assets
Wealth Appreciation Strategy Portfolio[4]	$75,250	0.29%

1	It should be noted that the information in the fee summary was completed on June 24, 2006 and presented to the Board of Directors on August 1, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

2	Future references to the Portfolio do not include “AllianceBernstein.”

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the New York State Attorney General.

4	The Adviser waived this expense reimbursement made by the Portfolio.

22

AllianceBernstein Variable Products Series Fund

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expenses to the amounts set forth below during the Portfolio’s first fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon 60 days written notice. The gross expense ratios of the Portfolio during the most recently completed fiscal year are also listed below.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio		Fiscal Year End
Wealth Appreciation Strategy Portfolio	Class A 1.20% Class B 1.45%	2.45 2.70	% %	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there are no institutional products which have a substantially similar investment style as the Portfolio.

The Adviser also manages AllianceBernstein Wealth Appreciation Strategy, a retail mutual fund, which has a somewhat similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Wealth Appreciation Strategy:

Portfolio	AllianceBernstein Mutual Fund	Advisory Fee Based on % of Average Daily Net Assets
Wealth Appreciation Strategy Portfolio	Wealth Appreciation Strategy	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance

The adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis

23

WEALTH APPRECIATION STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

included the Portfolio’s ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Portfolio.5

Portfolio	Effective Management Fee[6]	Lipper Group Median	Rank
Wealth Appreciation Strategy Portfolio	0.650	0.909	2/10

Lipper also analyzed the total expense ratio of the Portfolio in comparison to its Lipper Expense Group7 and Lipper Expense Universe.8 Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

Portfolio	Expense Ratio (%)[9]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Wealth Appreciation Strategy Portfolio	1.200	1.119	8/10	0.990	14/17

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser’s personnel to align the Adviser’s two profitability reporting systems. The alignment, which now has been completed, allows the Adviser’s management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser did not earn a profit during calendar years 2005 and 2004.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Portfolio.

5	The effective management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

6	The effective management fee rate for the Portfolio would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. As previously mentioned, for the most recently completed fiscal year, the Adviser waived such payment. In addition, the effective management fee does not reflect any fee waivers or expense reimbursements for expense caps that effectively reduced the contractual fee rate.

7	Lipper uses the following criteria in screening funds to be included in the Portfolios expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

8	Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

9	Most recently completed fiscal year Class A share total expense ratio.

24

AllianceBernstein Variable Products Series Fund

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2005, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received the amount set forth below in Rule 12b-1 fees:

Portfolio	12b-1 Fees Received
Wealth Appreciation Strategy Portfolio	$49,066

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection to Class B shares. During the fiscal year ended December 31, 2005, the Adviser determined that it made the following payment on behalf of the Portfolio to ABI:

Portfolio	Adviser Payment to ABI
Wealth Appreciation Strategy Portfolio	$52,275

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, keeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.10

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co. LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund’s assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

10	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.

25

WEALTH APPRECIATION STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $625 billion as June 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, which was prepared by Lipper, shows the 1 year performance ranking of the Portfolio11 relative to its Lipper Performance Group12 and Lipper Performance Universe13 for the periods ended April 30, 2006:

Wealth Appreciation Strategy Portfolio	Group	Universe
1 year	7/10	15/19

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)14 versus its benchmarks:15

	Periods Ending April 30, 2006 Annualized Performance
Portfolio	1 Year	Since Inception
Wealth Appreciation Strategy Portfolio	22.20	17.15
S&P 500 Stock Index	11.72	12.22
MSCI EAFE Index (Net)	24.41	26.33
70% S&P 500 Index / 30% MSCI EAFE Index (Net)	15.53	16.45

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 7, 2006

11	The performance rankings are for the Class A shares of the Portfolio.

12	The Lipper Performance Group is identical to the Lipper Expense Group.

13	For the Lipper Performance Universe, Lipper included the Portfolio and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

14	The performance returns shown are for the Class A shares of the Portfolio.

15	The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2006 in order to maintain consistency with Lipper’s performance rankings in the analysis.

26

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Americas Government Income Portfolio

June 30, 2007

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

AMERICAS GOVERNMENT INCOME PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Americas Government Income Portfolio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$998.48	$12.34	2.49%
Hypothetical (5% return before expenses)	$1,000	$1,012.45	$12.42	2.49%

Class B
Actual	$1,000	$997.60	$13.57	2.74%
Hypothetical (5% return before expenses)	$1,000	$1,011.21	$13.66	2.74%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

AMERICAS GOVERNMENT INCOME PORTFOLIO
SECURITY TYPE BREAKDOWN
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
U.S. Treasury Securities	$21,680,035	44.6%
Sovereigns	14,837,023	30.5
Agency Debentures	11,656,092	24.0
Short-Term Investments	442,000	0.9

Total Investments	$48,615,150	100.0%

COUNTRY DIVERSIFICATION

June 30, 2007 (unaudited)

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$33,336,127	68.6%
Canada	7,835,659	16.1
Mexico	7,001,364	14.4
Short-Term Investments	442,000	0.9

Total Investments	$48,615,150	100.0%

2

AMERICAS GOVERNMENT INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

U.S. TREASURIES–55.1%
U.S. TREASURY STRIPS–25.5%
Zero Coupon, 5/15/13(a)	US$	3,500	$2,628,293
Zero Coupon, 2/15/16(a)		2,500	1,621,012
Zero Coupon, 11/15/21(a)		11,700	5,509,776

			9,759,081

U.S. TREASURY BONDS–15.5%
6.25%, 5/15/30(b)		5,200	5,943,439

U.S. TREASURY NOTES–14.1%
3.50%, 11/15/09(b)		4,915	4,762,173
4.25%, 11/15/13(b)		500	481,367
4.25%, 8/15/15(a)		145	137,580

			5,381,120

Total U.S. Treasuries (cost $21,186,548)			21,083,640

SOVEREIGNS–30.2%
CANADA–11.9%
Government of Canada 5.00%, 6/01/14–6/01/37(a)		CAD 816	795,830
5.75%, 6/01/33(a)		1,973	2,207,760
Series VW17 8.00%, 6/01/27(a)		1,132	1,540,104

			4,543,694

MEXICO–18.3%
Mexican Bonos Series M 20
8.00%, 12/07/23(a)		MXN 15,500	1,475,610
10.00%, 12/05/24(a)		16,205	1,828,515
Series M7 7.999%, 12/24/08(a)		39,657	3,697,239

			7,001,364

Total Sovereigns (cost $9,918,663)			11,545,058

AGENCY DEBENTURES–18.0%
FEDERAL NATIONAL MORTGAGE ASSOCIATION–18.0%
Series 2001 5.375%, 11/15/11(a)	US$	5,000	5,025,175
Series 2004 4.125%, 4/15/14(a)		2,000	1,859,172

Total Agency Debentures (cost $6,807,237)			6,884,347

FIXED RATE 30-YEARS–12.5%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION–12.3%
Series 1994 9.00%, 9/15/24(a)		7	7,690
Series 2006 6.00%, 7/15/36(a)		4,731	4,708,174

			4,715,864

	Principal Amount (000)		U.S. $ Value

FEDERAL NATIONAL MORTGAGE ASSOCIATION–0.2%
Series 2002 7.00%, 3/01/32(a)	US$	54	$55,881

Total Fixed Rate 30-Years (cost $4,761,612)			4,771,745

AGENCIES–4.7%
CANADA–4.7%
Canada Housing Trust No 1 3.55%, 9/15/10(a) (cost $1,741,071)		CAD 2,000	1,813,884

INFLATION-LINKED SECURITIES–3.1%
U.S. TREASURY NOTES–1.6%
1.625%, 1/15/15 (TIPS)(a)	US$	642	596,395

CANADA–1.5%
Government of Canada 3.00%, 12/01/36(a)		CAD 66	74,407
Province of Ontario 2.00%, 12/01/36(a)		599	508,132

			582,539

Total Inflation-Linked Securities (cost $1,212,218)			1,178,934

GOVERNMENT-RELATED— PROVINCIALS–2.3%
CANADA–2.3%
Province of Ontario 5.60%, 6/02/35(a)		300	309,618
Province of Quebec 5.50%, 12/01/14(a)		600	585,924

Total Government-Related—Provincials (cost $770,028)			895,542

SHORT-TERM INVESTMENTS–1.2%
TIME DEPOSIT–1.2%
The Bank of New York 4.25%, 7/02/07 (cost $442,000)	US$	442	442,000

TOTAL INVESTMENTS–127.1% (cost $46,839,377)			48,615,150
Other assets less liabilities–(27.1)%			(10,352,654)

NET ASSETS–100.0%			$38,262,496

3

AMERICAS GOVERNMENT INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2007	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Mexican Nuevo Peso settling 7/27/07	5,038	$466,380	$465,718	$(662)

Sale Contracts:
Canadian Dollar settling 8/17/07	3,887	3,638,796	3,653,279	(14,483)
Mexican Nuevo Peso settling 8/03/07	77,154	7,099,883	7,129,017	(29,134)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	Amount
Greenwich Capital	4.95%	7/10/07	$4,775,662
Greenwich Capital	4.95	7/10/07	483,324
Greenwich Capital	4.95	7/10/07	5,969,462

			$11,228,448

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $36,986,171.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The aggregate market value of these securities amounted to $11,254,580.

Currency Abbreviations:

CAD—Canadian Dollar

MXN—Mexican Peso

Glossary:

TIPS—Treasury Inflation Protected Security

See Notes to Financial Statements.

4

AMERICAS GOVERNMENT INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $46,839,377)	$48,615,150
Cash	909
Foreign cash, at value (cost $300,085)	300,085
Receivable for foreign currency contracts	1,233,871
Interest receivable	202,182
Receivable for capital stock sold	51,414

Total assets	50,403,611

LIABILITIES
Unrealized depreciation of forward currency exchange contracts	44,279
Reverse repurchase agreements	11,228,448
Payable for foreign currency contracts	767,396
Administrative fee payable	19,223
Advisory fee payable	16,214
Distribution fee payable	1,405
Transfer Agent fee payable	59
Payable for capital stock redeemed	27
Accrued expenses	64,064

Total liabilities	12,141,115

NET ASSETS	$38,262,496

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,302
Additional paid-in capital	37,766,347
Distributions in excess of net investment income	(1,006,294)
Accumulated net realized loss on investment and foreign currency transactions	(232,987)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	1,732,128

$38,262,496

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$31,568,524	2,724,717	$11.59
B	$6,693,972	577,278	$11.60

See Notes to Financial Statements.

5

AMERICAS GOVERNMENT INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$1,457,940

EXPENSES
Advisory fee	100,798
Distribution fee—Class B	8,537
Transfer agency—Class A	1,010
Transfer agency—Class B	205
Custodian	57,831
Administrative	47,000
Audit	19,111
Printing	2,877
Legal	3,808
Directors’ fees	766
Miscellaneous	4,843

Total expenses before interest expense	246,786
Interest expense	263,965

Total expenses	510,751

Net investment income	947,189

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	10,455
Foreign currency transactions	(238,071)
Net change in unrealized appreciation/depreciation of:
Investments	(687,151)
Foreign currency denominated assets and liabilities	(84,623)

Net loss on investment and foreign currency transactions	(999,390)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(52,201)

See Notes to Financial Statements.

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AMERICAS GOVERNMENT INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$947,189	$2,266,904
Net realized gain (loss) on investment and foreign currency transactions	(227,616)	473,442
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(771,774)	(1,635,176)

Net increase (decrease) in net assets from operations	(52,201)	1,105,170
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,991,188)	(2,741,951)
Class B	(392,904)	(499,544)
Net realized gain on investment and foreign currency transactions
Class A	(282,985)	(121,729)
Class B	(58,962)	(23,343)
CAPITAL STOCK TRANSACTIONS
Net decrease	(1,854,843)	(13,863,016)

Total decrease	(4,633,083)	(16,144,413)
NET ASSETS
Beginning of period	42,895,579	59,039,992

End of period (including distributions in excess of net investment income and undistributed net investment income of ($1,006,294) and $430,609, respectively)	$38,262,496	$42,895,579

See Notes to Financial Statements.

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AMERICAS GOVERNMENT INCOME PORTFOLIO
STATEMENT OF CASH FLOWS
Six Months Ended June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

INCREASE (DECREASE) IN CASH FROM OPERATING ACTIVITIES:
Interest received	$1,790,162
Interest expense paid	(274,842)
Operating expenses paid	(251,131)

Net increase in cash from operating activities		$1,264,189
INVESTING ACTIVITIES:
Purchases of long-term investments	(1,173,098)
Purchases of short-term investments, net	(5,323,374)
Proceeds from disposition of long-term investments	2,265,239
Increase in foreign currency, at value	(17,012)

Net decrease in cash from investing activities		(4,248,245)
FINANCING ACTIVITIES:
Increase in reverse repurchase agreements	2,964,819

Net increase in cash from financing activities		2,964,819

Net decrease in cash		(19,237)
Cash at beginning of period		320,231

Cash at end of period		$300,994

RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET INCREASE IN CASH FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations		$(52,201)
ADJUSTMENTS:
Increase in interest receivable	$(4,323)
Net realized loss on investment and foreign currency transactions	227,616
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	771,774
Accretion of bond discount and amortization of bond premium	336,544
Decrease in interest payable	(10,877)
Decrease in accrued expenses	(4,344)

Total adjustments		1,316,390

NET INCREASE IN CASH FROM OPERATING ACTIVITIES		$1,264,189

See Notes to Financial Statements.

8

AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Americas Government Income Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc., (the “Fund”). The Portfolio’s investment objective is to seek the highest level of current income, consistent with what AllianceBernstein L.P. (the “Adviser”) considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the government of the United States, Canada, or Mexico, their political subdivisions (including Canadian provinces, but excluding States of the United States), agencies, instrumentalities or authorities. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, The Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

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AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

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AllianceBernstein Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of ..50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of ..65% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $47,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2007.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $391 for the six months ended June 30, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,173,098		$2,069,458
U.S. government securities	–0	–	178,769

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$2,119,172
Gross unrealized depreciation	(343,399)

Net unrealized appreciation	$1,775,773

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts

11

AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2007, the Portfolio had no transactions in written options.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended June 30, 2007, the average amount of reverse repurchase agreements outstanding was $10,046,365 and the daily weighted average interest rate was 5.18%.

5. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities

12

AllianceBernstein Variable Products Series Fund

on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended June 30, 2007, the Portfolio had no transactions in dollar rolls.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Class A
Shares sold	37,520	221,868	$464,299	$2,804,100
Shares issued in reinvestment of dividends and distributions	195,544	244,133	2,274,173	2,863,680
Shares redeemed	(373,124)	(1,103,995)	(4,626,778)	(13,773,648)

Net decrease	(140,060)	(637,994)	$(1,888,306)	$(8,105,868)

Class B
Shares sold	15,137	77,581	$185,158	$969,445
Shares issued in reinvestment of dividends and distributions	38,820	44,577	451,866	522,887
Shares redeemed	(48,346)	(572,336)	(603,561)	(7,249,480)

Net increase (decrease)	5,611	(450,178)	$33,463	$(5,757,148)

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

Leverage Risk—The Portfolio may use significant borrowings for leverage or may otherwise leverage its assets through, for example, the use of reverse repurchase agreements or dollar rolls. When the Portfolio borrows money or otherwise leverage its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. Reverse repurchase agreements and dollar rolls also involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in

13

AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2007.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$3,241,495	$3,965,227
Long term capital gains	145,072	–0	–

Total taxable distributions	3,386,567	3,965,227

Total distributions paid	$3,386,567	$3,965,227

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,377,508
Undistributed long-term capital gains	336,846
Accumulated capital and other losses	(1,902,729	)(a)
Unrealized appreciation/(depreciation)	2,459,462	(b)

Total accumulated earnings/(deficit)	$3,271,087

(a)	For the year ended December 31, 2006, the Portfolio deferred losses on straddles of $1,902,459. The Portfolio deferred until January 1, 2007, post October losses of $270.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the realization for tax purposes of gains/losses on certain derivative instruments.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund’s investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund’s investment advisory agreement, please see “Advisory Fee and Other Transactions with Affiliates” above.

14

AllianceBernstein Variable Products Series Fund

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

In addition, the Independent Directors of the Fund (“the Independent Directors”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA

15

AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

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AMERICAS GOVERNMENT INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31,
2006	2005	2004	2003	2002
Net asset value, beginning of period	$12.49	$13.06	$12.91	$13.01	$12.65	$12.17

Income From Investment Operations
Net investment income (a)	.29	.59	.70	.65	(b)	.61	.67	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.31)	(.22)	.38	(.06)	.34	.61

Net increase (decrease) in net asset value from operations	(.02)	.37	1.08	.59	.95	1.28

Less: Dividends and Distributions
Dividends from net investment income	(.77)	(.90)	(.93)	(.69)	(.59)	(.73)
Distributions from net realized gain on investment and foreign currency transactions	(.11)	(.04)	–0	–	–0	–	–0	–	(.07)

Total dividends and distributions	(.88)	(.94)	(.93)	(.69)	(.59)	(.80)

Net asset value, end of period	$11.59	$12.49	$13.06	$12.91	$13.01	$12.65

Total Return
Total investment return based on net asset value (c)	(.15)%	3.31%	8.67%	4.89%	7.35%	10.99%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,568	$35,767	$45,730	$47,776	$60,550	$72,307
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	2.49	%(d)	1.50	%(e)	1.28%	1.00%	1.04%	.93%
Expenses, before waivers and reimbursements	2.49	%(d)	1.50	%(e)	1.28%	1.11%	1.04%	1.05%
Expenses, before waivers and reimbursements, excluding interest expense	1.18	%(d)	1.08	%(e)	1.02%	.98%	1.04%	.93%
Net investment income	4.74	%(d)	4.74	%(e)	5.42%	5.07	%(b)	4.75%	5.45	%(b)
Portfolio turnover rate	2%	43%	75%	69%	73%	60%

See footnote summary on page 18.

17

AMERICAS GOVERNMENT INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31,	July 22, 2002(f) to December 31, 2002
2006	2005	2004	2003
Net asset value, beginning of period	$12.47	$13.03	$12.90	$13.01	$12.67	$12.04

Income From Investment Operations
Net investment income (a)	.28	.55	.66	.62	(b)	.57	.42	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.31)	(.21)	.38	(.06)	.36	.21

Net increase (decrease) in net asset value from operations	(.03)	.34	1.04	.56	.93	.63

Less: Dividends and Distributions
Dividends from net investment income	(.73)	(.86)	(.91)	(.67)	(.59)	–0	–
Distributions from net realized gain on investment and foreign currency transactions	(.11)	(.04)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(.84)	(.90)	(.91)	(.67)	(.59)	–0	–

Net asset value, end of period	$11.60	$12.47	$13.03	$12.90	$13.01	$12.67

Total Return
Total investment return based on net asset value (c)	(.24)%	3.01%	8.33%	4.67%	7.18%	5.23%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,694	$7,129	$13,310	$9,393	$5,698	$236
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	2.74	%(d)	1.69	%(e)	1.53%	1.27%	1.30%	1.36	%(d)
Expenses, before waivers and reimbursements	2.74	%(d)	1.69	%(e)	1.53%	1.37%	1.30%	1.48	%(d)
Expenses, before waivers and reimbursements, excluding interest expense	1.43	%(d)	1.31	%(e)	1.27%	1.24%	1.30%	1.36	%(d)
Net investment income	4.48	%(d)	4.50	%(e)	5.17%	4.88	%(b)	4.42%	4.72	%(b)(d)
Portfolio turnover rate	2%	43%	75%	69%	73%	60%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived or reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Commencement of distribution.

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AMERICAS GOVERNMENT INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Product Series Fund (the “Fund”) in respect of AllianceBernstein Americas Government Income Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Fund, which is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize the Portfolio as the investment option underlying their insurance contracts.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Net Assets 09/30/06 (million)	Advisory Fee Based on % of Average Daily Net Assets	Portfolio
High Income	$44.7	50 bp on 1st $2.5 billion	Americas Government
		45 bp on next $2.5 billion	Income Portfolio
		40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the most recently completed fiscal year, the Adviser received $75,250 (0.13% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

19

AMERICAS GOVERNMENT INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the Portfolio’s latest fiscal year end total expense ratios:

Portfolio	Total Expense Ratio		Fiscal Year
Americas Government	Class A	1.28%	December 31
Income Portfolio[4]	Class B	1.53%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of the costs are reimbursed by the Portfolio to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Form ADV that has a substantially similar investment style as the Portfolio.

The Adviser manages AllianceBernstein Global Government Income Trust, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Global Government Income Trust:

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule
Americas Government Income Portfolio[5]	Global Government Income Trust	0.50% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed advisory fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.6

4	Includes interest expense of 0.26%, relating to the short-term credit facility used by the Portfolio.

5	The fund is a clone of the Portfolio.

6	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

20

AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.7 An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[8]	Lipper Expense Group Median	Rank
Americas Government Income Portfolio	0.500	0.759	1/10

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective as the subject Portfolio.9

Portfolio	Expense Ratio (%)[10]	Lipper Expense Group Median (%)	Rank	Lipper Expense Universe Median (%)	Rank
Americas Government Income Portfolio	1.024	0.985	7/10	0.970	10/14

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser’s personnel to align the Adviser’s two profitability reporting systems. The alignment, which now has been completed, allows the Adviser’s management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2005 relative to 2004.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees and Rule 12b-1 payments.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the ‘40 Act. During the fiscal year ended December 31, 2005, ABI received $26,630 in Rule 12b-1 fees from the Portfolio.

The Adviser may compensate ABI for payments made by ABI for distribution related services. ABI may in turn compensate brokers for their distribution assistance. ABI will pay for printing and distributing prospectuses or reports and advertising in connection with the offering of Class B shares to the public as well as fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. During the fiscal year ended December 31, 2005, the Adviser determined that it paid $95,950 on behalf of the Portfolio to ABI.

7	Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

10	Most recently completed fiscal year Class A share total expense ratio.

21

AMERICAS GOVERNMENT INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, and payments related to providing contract-holder record-keeping and/or administrative services. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year. With respect to the Fund,11 ABI paid approximately $125,000 in 2005 and expects to pay approximately $150,000 in 2006 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”).12 ABIS’ after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.13

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, economists, who have written on this subject, had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among economists as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund’s assets were to exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio14 relative to the Portfolio’s Lipper Performance Group (“PG”)15 and Lipper Performance Universe (“PU”) for the periods ended June 30, 2006.16 It should be noted that the Portfolio, which invests primarily in fixed income securities issued

11	Includes other Portfolios (Equity and Blend) of the Fund that are not discussed in this evaluation.

12	It should be noted that the insurance companies to which the variable products are linked to provide additional shareholder services for the Portfolio, including record keeping, administration and customer service for contract holders.

13	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.

14	The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

15	The Portfolio’s PG is not identical to the Portfolio’s EG. No performance information was available for one of the Portfolio’s peers. The Portfolio’s PU is identical to the Portfolio’s EU.

16	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio may have had a different investment classification/objective at different points in time.

22

AllianceBernstein Variable Products Series Fund

by federal or provincial governments of the U.S., Canada and Mexico, is classified by Lipper as a Global Income fund. As a result, some of the Portfolios’ peers may have investment guidelines that would allow them to invest in other foreign markets that are restricted for the Portfolio, which would impact performance.

Americas Government Income Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	-0.51	0.96	0.68	7/9	11/14
3 year	2.97	4.97	3.84	9/9	13/14
5 year	5.13	9.72	8.23	9/9	11/14
10 year	7.56	6.02	6.02	2/7	3/11

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold) versus its benchmark:17

	Periods Ending June 30, 2006 Annualized Performance
Portfolio	1 Year	3 Year	5 Year	10 Year	Since Inception
Americas Government Income Portfolio	-0.51	2.97	5.13	7.56	7.56
Lehman Brothers Aggregate Bond Index	-0.81	2.05	4.97	6.22	6.56

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 1, 2006

17	The Adviser provided Portfolio and benchmark performance return information for periods through June 30, 2006.

23

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Global Bond Portfolio

June 30, 2007

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov.The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GLOBAL BOND PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Global Bond Government Portfolio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$999.13	$6.25	1.26%
Hypothetical (5% return before expenses)	$1,000	$1,018.55	$6.31	1.26%

Class B
Actual	$1,000	$998.96	$7.48	1.51%
Hypothetical (5% return before expenses)	$1,000	$1,017.31	$7.55	1.51%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GLOBAL BOND PORTFOLIO
SECURITY TYPE BREAKDOWN
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Government-Related Sovereigns	$22,958,992	59.8%
U.S. Treasuries	4,045,495	10.5
Government-Related Agencies	3,984,040	10.4
Corporates Investment Grades	2,217,566	5.8
Government-Related U.S. Agencies	1,726,392	4.5
Short-Term Investments	3,469,247	9.0

Total Investments	$38,401,732	100.0%

COUNTRY DIVERSIFICATION

June 30, 2007 (unaudited)

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Germany	$7,859,059	20.5%
United States	7,740,114	20.2
Japan	6,648,527	17.3
Norway	2,943,490	7.7
United Kingdom	1,770,478	4.6
Australia	1,585,912	4.1
Belgium	1,499,273	3.9
Canada	1,375,318	3.6
Mexico	1,001,601	2.6
Singapore	965,278	2.5
New Zealand	922,204	2.4
Sweden	621,231	1.6
Short-Term Investments	3,469,247	9.0

Total Investments	$38,401,732	100.0%

2

GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

GOVERNMENT-RELATED—SOVEREIGNS–56.6%
Australia
Series 909
7.50%, 9/15/09(a)		AUD 1,832	$1,585,912
Bundesrepublik Deutschland
Series 03
4.75%, 7/04/34(a)		EUR 1,865	2,537,218
Series 05
3.50%, 1/04/16(a)		2,020	2,532,867
Canadian Government Bond
3.75%, 9/01/11(a)		CAD 1,319	1,200,070
Germany (Federal Republic of)
Series 97
6.50%, 7/04/27(a)		EUR 577	957,491
Government of Canada
5.00%, 6/01/14(a)		CAD 182	175,248
Government of Japan
Series 48
2.50%, 12/21/20(a)		JPY 125,000	1,068,410
Government of Japan Ten Year Bond Series 252
1.00%, 6/20/13(a)		68,550	539,050
Government of Japan Twenty Year Bond Series 41
1.50%, 3/20/19(a)		190,000	1,466,559
Government of Norway
5.50%, 5/15/09		NOK 16,800	2,856,625
6.00%, 5/16/11(a)		500	86,865
Government of Sweden
Series 1043
5.00%, 1/28/09(a)		SEK 4,200	621,231
Japan Government Ten Year Bond Series 268
1.50%, 3/20/15(a)		JPY 178,000	1,421,950
Kingdom of Belgium
Series 31
5.50%, 3/28/28(a)		EUR 1,010	1,499,273
New Zealand Government Bond Series 708
6.00%, 7/15/08(a)		NZD 1,214	922,204
Singapore Government Bond
3.75%, 9/01/16(a)		SGD 1,379	965,278
United Kingdom Gilt
4.00%, 3/07/09(a)		GBP 233	455,024
7.25%, 12/07/07(a)		528	1,066,115

Total Government-Related—Sovereigns (cost $21,996,750)			21,957,390

U.S. TREASURIES–10.4%
U.S. Treasury Notes
4.00%, 3/15/10(a)	US$	343	335,363
4.125%, 8/15/10(a)		1,483	1,450,095
4.625%, 11/15/16(a)		2,332	2,260,037

Total U.S. Treasuries (cost $4,096,141)			4,045,495

	Principal Amount (000)		U.S. $ Value

GOVERNMENT-RELATED— AGENCIES–10.3%
Development Bank of Japan
2.30%, 3/19/26(a)		JPY 120,000	$976,634
Finance Corp. for Municipal Enterprises
1.35%, 11/26/13(a)		147,000	1,175,923
Landwirtschaftliche Rentenbank
1.375%, 4/25/13(a)		229,000	1,831,483

Total Government-Related—Agencies (cost $4,322,255)			3,984,040

CORPORATES— INVESTMENT GRADES–5.7%

FINANCIAL INSTITUTIONS–4.4%
BANKING–1.5%
Barclays Bank PLC
5.75%, 9/14/26(a)		GBP 75	145,861
Citigroup, Inc.
4.625%, 8/03/10(a)	US$	107	104,738
National Westminster Bank
6.50%, 9/07/21(a)		GBP 50	103,478
Suntrust Bank
5.48%, 6/02/09(a)(b)	US$	250	250,375

			604,452

FINANCE–2.6%
International Lease Finance Corp.
3.50%, 4/01/09(a)		350	339,031
Pershing Road Development Co. LLC
5.76%, 9/01/26(a)(b)(c)		656	655,511

			994,542

INSURANCE–0.3%
Genworth Financial, Inc.
1.60%, 6/20/11(a)		JPY 15,000	120,503

			1,719,497

INDUSTRIAL–1.3%
CONSUMER CYCLICAL—OTHER–0.5%
Starwood Hotels & Resorts Worldwide, Inc.
7.375%, 11/15/15(a)	US$	200	197,892

CONSUMER CYCLICAL—RETAILERS–0.4%
Wal-Mart Stores, Inc.
4.55%, 5/01/13(a)		150	142,099

CONSUMER NON-CYCLICAL–0.4%
Pfizer, Inc.
1.80%, 2/22/16(a)		JPY 20,000	158,078

			498,069

Total Corporates—Investment Grades (cost $2,262,477)			2,217,566

3

GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

GOVERNMENT-RELATED—U.S. AGENCIES–4.5%
AGENCY DEBENTURES–4.5%
Federal Home Loan Mortgage Corp.
4.75%, 1/19/16(a) (cost $1,781,991)	US$	1,810	$1,726,393

GOVERNMENT-RELATED—SUPRANATIONALS–2.6%
Inter-American Development Bank
9.50%, 6/16/15(a) (cost $900,669)		MXN 10,000	1,001,601

	Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–8.9%
TIME DEPOSIT–5.3%
The Bank of New York
4.25%, 7/02/07	US$	569	$569,000
Societe Generale
5.33%, 7/02/07		1,500	1,500,000

			2,069,000

AGENCY DISCOUNT NOTES–3.6%
Federal Home Loan Bank
Zero Coupon, 7/26/07(a)		1,405	1,400,247

Total Short-Term Investments (cost $3,468,405)			3,469,247

TOTAL INVESTMENTS–99.0% (cost $38,828,688)			38,401,732
Other assets less liabilities–1.0%			400,045

NET ASSETS–100.0%			$38,801,777

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2007	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Canadian Dollar settling 8/17/07	375	$352,332	$352,211	$(121)
Danish Krone settling 8/23/07	1,916	345,744	348,944	3,200
Euro settling 7/30/07	7,136	9,606,695	9,667,965	61,270
Great British Pound settling 7/26/07	839	1,664,291	1,683,992	19,701
Japanese Yen settling 7/17/07	180,306	1,459,083	1,467,173	8,090
Japanese Yen settling 7/17/07	38,257	312,410	311,305	(1,105)
Japanese Yen settling 7/17/07	12,308	101,562	100,153	(1,409)
Japanese Yen settling 7/17/07	47,182	395,792	383,929	(11,863)
Mexican Nuevo Peso settling 8/03/07	218	20,147	20,137	(10)
New Zealand Dollar settling 7/17/07	146	106,826	112,514	5,688
Singapore Dollar settling 8/27/07	155	101,328	101,702	374
Swedish Krona settling 7/25/07	20,831	2,947,743	3,049,240	101,497

Sale Contracts:
Australian Dollar settling 7/23/07	32	26,840	27,271	(431)
Australian Dollar settling 7/23/07	236	198,683	200,327	(1,644)
Australian Dollar settling 7/23/07	218	179,494	184,579	(5,085)
Canadian Dollar settling 8/17/07	648	606,294	608,707	(2,413)
Euro settling 7/30/07	167	225,038	226,847	(1,809)
Euro settling 8/28/07	928	1,249,125	1,258,521	(9,396)
Great British Pound settling 7/26/07	56	109,578	111,425	(1,847)
Japanese Yen settling 8/14/07	72,497	600,549	592,151	8,398
Mexican Nuevo Peso settling 7/27/07	10,927	1,005,943	1,010,085	(4,142)
New Zealand Dollar settling 7/17/07	313	235,300	240,826	(5,526)
Norwegian Krone settling 7/11/07	16,970	2,785,895	2,878,220	(92,325)
Singapore Dollar settling 8/27/07	1,437	939,846	943,378	(3,532)
Swedish Krona settling 7/25/07	23,152	3,389,342	3,388,885	457

4

AllianceBernstein Variable Products Series Fund

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $34,932,485.

(b)	Floating Rate Security. Stated interest rate was in effect at June 30, 2007.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the aggregate market value of these securities amounted to $655,511 or 1.7% of net assets.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

EUR—Euro Dollar

GBP—Great British Pound

JPY—Japanese Yen

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

See Notes to Financial Statements.

5

GLOBAL BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $38,828,688)	$38,401,732
Cash	497
Foreign cash, at value (cost $1,922)	1,974
Unrealized appreciation of forward currency exchange contracts	208,675
Interest receivable	501,710
Receivable for capital stock sold	100,333

Total assets	39,214,921

LIABILITIES
Unrealized depreciation of forward currency exchange contracts	142,658
Payable for capital stock redeemed	160,068
Printing fee payable	24,608
Custodian fee payable	21,285
Administrative fee payable	19,223
Advisory fee payable	14,828
Distribution fee payable	2,420
Transfer Agent fee payable	59
Accrued expenses	27,995

Total liabilities	413,144

NET ASSETS	$38,801,777

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,473
Additional paid-in capital	40,803,255
Distributions in excess of net investment income	(517,353)
Accumulated net realized loss on investment and foreign currency transactions	(1,135,081)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(352,517)

$38,801,777

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$27,468,642	2,452,203	$11.20
B	$11,333,135	1,020,427	$11.11

See Notes to Financial Statements.

6

GLOBAL BOND PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$788,783

EXPENSES
Advisory fee	90,894
Distribution fee—Class B	15,037
Transfer agency—Class A	1,270
Transfer agency—Class B	539
Custodian	70,334
Administrative	47,000
Audit	19,486
Printing	14,192
Legal	8,397
Directors’ fees	766
Miscellaneous	1,683

Total expenses	269,598

Net investment income	519,185

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(39,523)
Foreign currency transactions	661,177
Net change in unrealized appreciation/depreciation of:
Investments	(945,030)
Foreign currency denominated assets and liabilities	(227,584)

Net loss on investment and foreign currency transactions	(550,960)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(31,775)

See Notes to Financial Statements.

7

GLOBAL BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$519,185		$1,245,413
Net realized gain on investment and foreign currency transactions	621,654		212,771
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,172,614)		885,775

Net increase (decrease) in net assets from operations	(31,775)		2,343,959
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(906,463)		(711,741)
Class B	(350,790)		(169,417)
Net realized gain on investment and foreign currency transactions
Class A	–0	–	(394,552)
Class B	–0	–	(112,945)
CAPITAL STOCK TRANSACTIONS
Net decrease	(2,230,272)		(19,063,133)

Total decrease	(3,519,300)		(18,107,829)
NET ASSETS
Beginning of period	42,321,077		60,428,906

End of period (including distributions in excess of net investment income and undistributed net investment income of ($517,353) and $220,715, respectively)	$38,801,777		$42,321,077

See Notes to Financial Statements.

8

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Global Bond Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. dollar and a range of foreign currencies. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

9

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .65% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $47,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2007.

10

AllianceBernstein Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $391 for the six months ended June 30, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2007, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$37,817,394	$43,352,087
U.S. government securities	5,491,853	3,443,107

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$393,672
Gross unrealized depreciation	(820,628)

Net unrealized depreciation	$(426,956)

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

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GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Class A
Shares sold	137,595	208,380	$1,588,048	$2,372,017
Shares issued in reinvestment of dividends and distributions	80,503	97,643	906,463	1,106,293
Shares redeemed	(333,991)	(1,929,242)	(3,859,649)	(21,814,154)

Net decrease	(115,893)	(1,623,219)	$(1,365,138)	$(18,335,844)

Class B
Shares sold	71,976	200,013	$827,726	$2,252,518
Shares issued in reinvestment of dividends and distributions	31,405	25,144	350,790	282,362
Shares redeemed	(178,182)	(288,503)	(2,043,650)	(3,262,169)

Net decrease	(74,801)	(63,346)	$(865,134)	$(727,289)

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

12

AllianceBernstein Variable Products Series Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2007.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$1,258,130	$6,174,320
Net long-term capital gains	130,525	657,350

Total distributions paid	$1,388,655	$6,831,670

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,249,772
Accumulated capital and other losses	(2,493,547	)(a)
Unrealized appreciation/(depreciation)	527,852	(b)

Total accumulated earnings/(deficit)	$(715,923)

(a)	On December 31, 2006, the Portfolio had a net capital loss carryforward of $1,753,064, in which $1,265,121 expires in the year 2008, and $487,943 expires in the year 2014. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund’s merger with Brinson Series Trust Strategic Income Portfolio, may apply. For the year ended December 31, 2006, the Portfolio deferred losses on straddles of $740,483.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)

The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order.

13

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund’s investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund’s investment advisory agreement, please see “Advisory Fee and Other Transactions with Affiliates” above.

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

In addition, the Independent Directors of the Fund (“the Independent Directors”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

14

AllianceBernstein Variable Products Series Fund

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

15

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

16

GLOBAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31,
2006	2005	2004	2003	2002
Net asset value, beginning of period	$11.59	$11.32	$13.63	$13.50	$12.63	$10.93

Income From Investment Operations
Net investment income (a)	.15	.29	.28	.25	(b)	.25	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.16)	.26	(1.26)	.93	1.40	1.58

Net increase (decrease) in net asset value from operations	(.01)	.55	(.98)	1.18	1.65	1.83

Less Dividends and Distributions
Dividends from net investment income	(.38)	(.18)	(1.18)	(.78)	(.78)	(.13)
Distributions from net realized gain on investment and foreign currency transactions	–0	–	(.10)	(.15)	(.27)	–0	–	–0	–

Total dividends and distributions	(.38)	(.28)	(1.33)	(1.05)	(.78)	(.13)

Net asset value, end of period	$11.20	$11.59	$11.32	$13.63	$13.50	$12.63

Total Return
Total investment return based on net asset value (c)	(.09)%	4.97%	(7.65)%	9.63%	13.26%	16.91%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,469	$29,755	$47,443	$56,043	$58,658	$56,137
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.26	%(d)	1.03	%(e)	.87%	.88%	1.15%	1.17%
Expenses, before waivers and reimbursements	1.26	%(d)	1.03	%(e)	.87%	1.02%	1.15%	1.17%
Net investment income	2.65	%(d)	2.53	%(e)	2.30%	1.93	%(b)	1.93%	2.18%
Portfolio turnover rate	124%	156%	148%	107%	197%	220%

See footnote summary on page 18.

17

GLOBAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31,
2006	2005	2004	2003	2002
Net asset value, beginning of period	$11.47	$11.21	$13.51	$13.40	$12.54	$10.86

Income From Investment Operations
Net investment income (a)	.14	.26	.25	.22	(b)	.21	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.15)	.25	(1.25)	.91	1.41	1.57

Net increase (decrease) in net asset value from operations	(.01)	.51	(1.00)	1.13	1.62	1.79

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.15)	(1.15)	(.75)	(.76)	(.11)
Distributions from net realized gain on investment and foreign currency transactions	–0	–	(.10)	(.15)	(.27)	–0	–	–0	–

Total dividends and distributions	(.35)	(.25)	(1.30)	(1.02)	(.76)	(.11)

Net asset value, end of period	$11.11	$11.47	$11.21	$13.51	$13.40	$12.54

Total Return
Total investment return based on net asset value (c)	(.10)%	4.64%	(7.87)%	9.33%	13.08%	16.59%

Ratios/Supplemental Data
Net assets, end of period, (000’s omitted)	$11,333	$12,566	$12,986	$13,997	$11,399	$8,507
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.51	%(d)	1.30	%(e)	1.12%	1.13%	1.40%	1.42%
Expenses, before waivers and reimbursements	1.51	%(d)	1.30	%(e)	1.12%	1.27%	1.40%	1.42%
Net investment income	2.39	%(d)	2.30	%(e)	2.05%	1.72	%(b)	1.66%	1.92%
Portfolio turnover rate	124%	156%	148%	107%	197%	220%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived or reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

18

GLOBAL BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Product Series Fund (the “Fund”) in respect of AllianceBernstein Global Bond Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Fund, which is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize the Portfolio as the investment option underlying their insurance contracts.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Net Assets 09/30/06 (million)	Advisory Fee Based on % of Average Daily Net Assets	Portfolio
Low Risk Income	$43.1	45 bp on 1st $2.5 billion	Global Bond Portfolio
		40 bp on next $2.5 billion
		35 bp on the balance

1	It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

19

GLOBAL BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the most recently completed fiscal year, the Adviser received $75,250 (0.11% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s latest fiscal year end total expense ratios:

Portfolio	Total Expense Ratio		Fiscal Year
Global Bond Portfolio	Class A	0.87%	December 31
	Class B	1.12%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of the costs are reimbursed by the Portfolio to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2006 net assets.

Portfolio	Net Assets 09/30/06 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Global Bond Portfolio	$43.1	Global Fixed Income Schedule	0.416%	0.450%
		50 bp on 1st $20 million
		35 bp on next $20 million
		30 bp on next $20 million
		25 bp on the balance
		Minimum Account Size: $20 m

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Portfolio, which opened in the last year. Discounts that are negotiated vary based upon each client relationship.

20

AllianceBernstein Variable Products Series Fund

The Adviser manages AllianceBernstein Global Strategic Income Trust, Inc., a retail mutual fund, which has a somewhat similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Global Government Income Trust:5

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule
Global Bond Portfolio	Global Strategic Income Trust	0.50% on first $2.5 billion
0.40% on next $2.5 billion
0.35% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg funds that have a somewhat similar investment style as the Portfolio.

Portfolio	Fee[6]
Global Strategic Income/ Global Bond
Class A	1.10%
Class I (Institutional)	0.55%

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ACITM mutual funds that have a somewhat similar investment style as the Portfolio are as follows:

Portfolio	ACITM Mutual Fund	Fee
Global Bond Portfolio	Global Income Fund	0.75%
	Global High Income	0.70% on first ¥30 billion[7]
	A / B	0.60% on next ¥20 billion
		0.50% on next ¥450 billion
		0.45% thereafter
	Global Bond Fund	0.54%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed advisory fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.8

5	AllianceBernstein Global Strategic Income Trust, Inc. was also affected by the settlement between the Adviser and the NYAG. As a result, the fund’s advisory fee schedule is identical to that of the Portfolio.

6	Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services.

7	The current Japanese Yen-U.S. dollar currency exchange rate is ¥118.15 per $1. At that currency exchange rate, ¥30 billion would be equivalent to approximately $254 million. ¥20 billion would be equivalent to approximately $169 million. ¥450 billion would be equivalent to approximately $3.808 billion.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

21

GLOBAL BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.9 An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Expense Group Median	Rank
Global Bond Portfolio	0.450	0.750	1/9

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective as the subject Portfolio.11

Portfolio	Expense Ratio (%)[12]	Lipper Expense Group Median (%)	Rank	Lipper Expense Universe Median (%)	Rank
Global Bond Portfolio	0.868	0.969	3/9	0.966	5/12

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser’s personnel to align the Adviser’s two profitability reporting systems. The alignment, which now has been completed, allows the Adviser’s management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2005 relative to 2004.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees and Rule 12b-1 payments.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the ‘40 Act. During the fiscal year ended December 31, 2005, ABI received $34,646 in Rule 12b-1 fees from the Portfolio.

The Adviser may compensate ABI for payments made by ABI for distribution related services. ABI may in turn compensate brokers for their distribution assistance. ABI will pay for printing and distributing prospectuses or reports and advertising in connection with the offering of Class B shares to the public as well as fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. During the fiscal year ended December 31, 2005, the Adviser determined that it paid $138,844 on behalf of the Portfolio to ABI.

9	Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year Class A share total expense ratio.

22

AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, and payments related to providing contract-holder record-keeping and/or administrative services. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year. With respect to the Fund,13 ABI paid approximately $125,000 in 2005 and expects to pay approximately $150,000 in 2006 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”).14 ABIS’ after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.15

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, economists, who have written on this subject, had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among economists as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund’s assets were to exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

13	Includes other Portfolios (Equity and Blend) of the Fund that are not discussed in this evaluation.

14	It should be noted that the insurance companies to which the variable products are linked to provide additional shareholder services for the Portfolio, including record keeping, administration and customer service for contract holders.

15	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.

23

GLOBAL BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio16 relative to the Portfolio’s Lipper Performance Group (“PG”)17 and Lipper Performance Universe (“PU”) for the periods ended June 30, 2006.18

Global Bond Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	1.16	0.96	0.68	8/9	13/14
3 year	3.05	4.97	3.84	9/9	11/14
5 year	7.45	9.72	8.23	8/9	9/14
10 year	4.68	5.28	6.02	7/7	11/11

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold) versus its benchmark:19

	Periods Ending June 30, 2006 Annualized Performance
Portfolio	1 Year	3 Year	5 Year	10 Year	Since Inception
Global Bond Portfolio	–1.16	3.05	7.45	4.68	6.09
S&P / Citigroup World Government Bond Index (unhedged in USD)	–0.36	4.25	8.51	5.43	7.10
CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 1, 2006

16	The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

17	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU. Outliers and funds with negative management fees are excluded from EUs but not necessarily from PUs.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio may have had a different investment classification/objective at different points in time.

19	The Adviser provided Portfolio and benchmark performance return information for periods through June 30, 2006.

24

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Global Dollar Government Portfolio

June 30, 2007

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Global Dollar Government Portfolio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,007.16	$7.66	1.54%
Hypothetical (5% return before expenses)	$1,000	$1,017.16	$7.70	1.54%

Class B
Actual	$1,000	$1,006.07	$8.90	1.79%
Hypothetical (5% return before expenses)	$1,000	$1,015.92	$8.95	1.79%

*	Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GLOBAL DOLLAR PORTFOLIO
SECURITY TYPE BREAKDOWN
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Sovereigns	$22,188,685	84.6%
Corporates	3,368,884	12.9
Agency Debentures	270,625	1.0
Short-Term Investments	388,000	1.5

Total Investments	$26,216,194	100.0%

COUNTRY DIVERSIFICATION

June 30, 2007 (unaudited)

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Russia	$5,306,633	20.2%
Brazil	4,272,826	16.3
Mexico	2,264,533	8.6
Philippines	2,110,254	8.1
Argentina	1,345,519	5.1
Peru	1,303,618	5.0
Turkey	1,292,921	4.9
Panama	1,247,550	4.8
Malaysia	1,072,731	4.1
Colombia	991,809	3.8
Venezuela	867,213	3.3
Indonesia	795,555	3.0
Other *	2,957,032	11.3
Short-Term Investments	388,000	1.5

Total Investments	$26,216,194	100.0%

*	The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represents 2.4% or less in the following countries: Bulgaria, China, Costa Rica, Ecuador, El Salvador, Hong Kong, Jamaica, Kazakhstan, Lebanon, Pakistan, South Africa, Ukraine and Uruguay.

2

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

SOVEREIGNS–82.8%

ARGENTINA–5.0%
Republic of Argentina
8.28%, 12/31/33	US$	553	$533,406
5.475%, 8/03/12(a)		757	719,285
Series V
7.00%, 3/28/11		95	92,828

			1,345,519

BRAZIL–15.6%
Republic of Brazil
6.00%, 1/17/17		829	817,809
7.125%, 1/20/37		1,152	1,244,160
8.00%, 1/15/18		37	40,663
8.25%, 1/20/34		717	880,476
8.875%, 10/14/19 - 4/15/24		832	1,020,220
11.00%, 8/17/40		141	185,062

			4,188,390

BULGARIA–0.4%
Republic of Bulgaria
8.25%, 1/15/15(b)		94	108,241

COLOMBIA–3.7%
Republic of Colombia
7.375%, 9/18/37		245	272,807
8.125%, 5/21/24		25	29,375
10.75%, 1/15/13		88	107,492
11.75%, 2/25/20		394	582,135

			991,809

COSTA RICA–0.4%
Republic of Costa Rica
8.05%, 1/31/13(b)		53	57,319
8.11%, 2/01/12(b)		51	55,590

			112,909

DOMINICAN REPUBLIC–0.4%
Dominican Republic
8.625%, 4/20/27(b)		100	116,000

ECUADOR–0.1%
Republic of Ecuador
10.00%, 8/15/30(b)(c)		35	28,700

EL SALVADOR–1.2%
Republic of El Salvador
7.625%, 9/21/34(b)		72	82,440
7.65%, 6/15/35(b)		112	127,680
8.50%, 7/25/11(b)		100	109,150

			319,270

INDONESIA–3.0%
Republic of Indonesia
6.625%, 2/17/37(b)		100	96,125
6.75%, 3/10/14(b)		260	266,500
7.25%, 4/20/15(b)		59	62,097
7.50%, 1/15/16(b)		100	106,750
8.50%, 10/12/35(b)		222	264,083

			795,555

	Principal Amount (000)		U.S. $ Value

JAMAICA–0.4%
Government of Jamaica
10.625%, 6/20/17	US$	95	$112,337

LEBANON–1.2%
Lebanese Republic
7.875%, 5/20/11(b)		75	72,375
10.125%, 8/06/08(b)		207	210,622
11.625%, 5/11/16(b)		33	37,769

			320,766

MALAYSIA–2.3%
Malaysia
7.50%, 7/15/11		303	323,946
8.75%, 6/01/09		280	296,382

			620,328

MEXICO–7.3%
United Mexican States
8.125%, 12/30/19		375	444,000
11.375%, 9/15/16		364	505,050
Series A
8.00%, 9/24/22		833	995,435

			1,944,485

PAKISTAN–0.5%
Republic of Pakistan
6.875%, 6/01/17(b)		146	140,708

PANAMA–4.3%
Republic of Panama
6.70%, 1/26/36		299	302,738
7.125%, 1/29/26		173	184,245
7.25%, 3/15/15		16	17,120
8.875%, 9/30/27		97	122,123
9.375%, 7/23/12 - 4/01/29		413	522,385

			1,148,611

PERU–4.5%
Republic of Peru
7.35%, 7/21/25		317	353,455
8.375%, 5/03/16		284	330,150
8.75%, 11/21/33		393	508,935
9.875%, 2/06/15		3	3,725

			1,196,265

PHILIPPINES–7.9%
Republic of Philippines
7.50%, 9/25/24		105	113,400
7.75%, 1/14/31		162	178,605
8.00%, 1/15/16		100	109,870
8.25%, 1/15/14		296	323,380
8.375%, 2/15/11		11	11,770
8.875%, 3/17/15		246	281,670
9.00%, 2/15/13		177	198,240
9.50%, 10/21/24 - 2/02/30		157	204,207
9.875%, 1/15/19		237	299,212
10.625%, 3/16/25		280	389,900

			2,110,254

3

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

RUSSIA–12.5%
Russian Federation
7.50%, 3/31/30(b)(c)	US$	1,174	$1,288,575
11.00%, 7/24/18(b)		240	333,000
Russian Ministry of Finance
Series V
3.00%, 5/14/08		1,605	1,568,887
Series VII
3.00%, 5/14/11		160	144,208

			3,334,670

SOUTH AFRICA–0.9%
Republic of South Africa
5.875%, 5/30/22		100	97,875
7.375%, 4/25/12		142	150,875

			248,750

TURKEY–4.8%
Republic of Turkey
6.875%, 3/17/36		577	547,429
7.00%, 6/05/20		450	451,125
7.375%, 2/05/25		256	262,080
8.00%, 2/14/34		30	32,287

			1,292,921

UKRAINE–0.9%
Government of Ukraine
6.58%, 11/21/16(b)		144	142,920
7.65%, 6/11/13(b)		80	84,600

			227,520

URUGUAY–2.3%
Republic of Uruguay
7.875%, 1/15/33(d)		138	153,464
8.00%, 11/18/22		200	225,000
9.25%, 5/17/17		200	239,000

			617,464

VENEZUELA–3.2%
Republic of Venezuela
5.75%, 2/26/16		88	74,140
6.00%, 12/09/20		45	36,045
7.00%, 12/01/18(b)		404	365,620
7.65%, 4/21/25		197	178,778
9.25%, 9/15/27		16	16,720
13.625%, 8/15/18		143	195,910

			867,213

Total Sovereigns (cost $20,952,423)			22,188,685

CORPORATES–12.6%

BRAZIL–0.3%
Vale Overseas Ltd.
6.875%, 11/21/36		84	84,436

CHINA–0.4%
Chaoda Modern Agriculture
7.75%, 2/08/10(b)		115	106,950

	Principal Amount (000)		U.S. $ Value

HONG KONG–0.3%
Noble Group Ltd.
6.625%, 3/17/15(b)	US$	100	$91,735

JAMAICA–0.4%
Digicel Ltd.
9.25%, 9/01/12(b)		100	105,375

KAZAKHSTAN–1.1%
ALB Finance BV
9.25%, 9/25/13(b)		100	99,926
Kazkommerts International BV
8.50%, 4/16/13(b)		100	102,250
Tengizchevroil Finance Co.
6.124%, 11/15/14(b)		100	98,130

			300,306

MALAYSIA–1.7%
Petronas Capital Ltd.
7.00%, 5/22/12(b)		426	452,403

MEXICO–0.2%
Monterrey Power SA de CV
9.625%, 11/15/09(b)		45	49,423

PANAMA–0.4%
MMG Fiduciary (AES El Salvador)
6.75%, 2/01/16(b)		100	98,939

PERU–0.4%
Southern Copper Corp.
7.50%, 7/27/35		100	107,354

RUSSIA–7.4%
Alfa Bond Issuance PLC
8.625%, 12/09/15		100	101,100
Citigroup (JSC Severstal)
9.25%, 4/19/14(b)		68	74,386
Evraz Group SA
8.25%, 11/10/15(b)		100	102,140
Gallery Capital SA
10.125%, 5/15/13(b)		100	100,100
Gazprom
6.51%, 3/07/22(b)		300	296,100
Gazprom OAO
9.625%, 3/01/13(b)		560	647,472
Gazstream SA
5.625%, 7/22/13(b)		126	124,184
Mobile Telesystems Finance
9.75%, 1/30/08(b)		125	127,227
Russia Agriculture Bank RSHB Capital
6.299%, 5/15/17(b)		147	143,884
Russian Standard Finance
7.50%, 10/07/10(b)		100	96,500
TNK-BP Finance SA
7.50%, 7/18/16(b)		100	103,100
Tyumen Oil Co.
11.00%, 11/06/07(b)		55	55,770

			1,971,963

Total Corporates (cost $3,394,714)			3,368,884

4

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

AGENCY DEBENTURES–1.0%
MEXICO–1.0%
Pemex Project Funding Master Trust 8.00%, 11/15/11 (cost $249,418)	US$	250	$270,625

	Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–1.4%
TIME DEPOSIT–1.4%
The Bank of New York 4.25%, 7/02/07 (cost $388,000)	US$	388	$388,000

TOTAL INVESTMENTS–97.8% (cost $24,984,555)			26,216,194
Other assets less liabilities–2.2%			589,237

NET ASSETS–100.0%			$26,805,431

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

Swap Counterparty & Referenced Obligation	Notional Amount (000)	Interest Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Lehman Brothers (Republic of Venezuela 9.25% 9/15/27)	$280	1.26%	4/20/10	$6,147
Sale Contracts:
Citigroup Global Markets, Inc. (Federal Republic of Brazil 12.25% 3/6/30)	600	3.09	8/20/10	52,039
Citigroup Global Markets, Inc. (Republic of Philippines 10.625% 3/16/25)	130	4.95	3/20/09	9,852
JPMorgan Chase (OAO Gazprom 10.50% 10/21/09)	360	1.04	10/20/10	7,155
Lehman Brothers (Republic of Venezuela 9.25% 9/15/27)	280	0.69	4/20/08	(1,591)

(a)	Floating Rate Security. Stated interest rate was in effect at June 30, 2007.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the aggregate market value of these securities amounted to $7,232,858 or 27.0% of net assets.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2007.

(d)	Pay-In-Kind Payments (PIK).

See Notes to Financial Statements.

5

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $24,984,555)	$26,216,194
Cash	523
Unrealized appreciation of swap contracts	75,193
Interest receivable	546,079
Receivable for investment securities sold	100,415
Receivable for capital stock sold	37,744

Total assets	26,976,148

LIABILITIES
Unrealized depreciation of swap contracts	1,591
Custodian fee payable	43,675
Payable for investment securities purchased	37,046
Administrative fee payable	19,223
Audit fee payable	19,111
Printing fee payable	17,029
Payable for capital stock redeemed	13,278
Advisory fee payable	11,707
Distribution fee payable	1,159
Transfer Agent fee payable	59
Accrued expenses .	6,839

Total liabilities	170,717

NET ASSETS	$26,805,431

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,073
Additional paid-in capital	24,584,185
Undistributed net investment income	590,147
Accumulated net realized gain on investment transactions	323,785
Net unrealized appreciation of investments	1,305,241

$26,805,431

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$21,371,915	1,651,307	$12.94
B	$5,433,516	421,201	$12.90

See Notes to Financial Statements.

6

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$955,109

EXPENSES
Advisory fee	70,866
Distribution fee—Class B	6,987
Transfer agency—Class A	1,134
Transfer agency—Class B	279
Custodian	60,222
Administrative	47,000
Audit	19,111
Printing	7,234
Legal	5,847
Directors’ fees	789
Miscellaneous	1,184

Total expenses before interest expense	220,653
Interest expense	4,856

Total expenses	225,509

Net investment income	729,600

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on:
Investment transactions	297,345
Swap contracts	65,643
Net change in unrealized appreciation/depreciation of:
Investments	(818,863)
Swap contracts	(62,762)

Net loss on investment transactions	(518,637)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$210,963

See Notes to Financial Statements.

7

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$729,600	$1,523,687
Net realized gain on investment transactions	362,988	1,050,646
Net change in unrealized appreciation/depreciation of investments	(881,625)	91,357

Net increase in net assets from operations	210,963	2,665,690
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,322,649)	(1,319,149)
Class B	(310,854)	(305,782)
Net realized gain on investment transactions
Class A	(865,109)	(1,040,768)
Class B	(212,347)	(251,506)
CAPITAL STOCK TRANSACTIONS
Net increase	270,649	831,292

Total increase (decrease)	(2,229,347)	579,777
NET ASSETS
Beginning of period	29,034,778	28,455,001

End of period (including undistributed net investment income of $590,147 and $1,494,050, respectively)	$26,805,431	$29,034,778

See Notes to Financial Statements.

8

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Global Dollar Government Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek a high level of current income and, secondarily, capital appreciation. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

9

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investments transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .75% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $47,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2007.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $391 for the six months ended June 30, 2007.

10

AllianceBernstein Variable Products Series Fund

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$6,042,565		$7,297,630
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap contracts) are as follows:

Gross unrealized appreciation	$1,464,955
Gross unrealized depreciation	(233,316)

Net unrealized appreciation	$1,231,639

1. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio

11

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2007, the Portfolio had no transactions in written options.

2. Swap Agreements

The Portfolio may enter into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

At June 30, 2007, the Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $1,370,000, with net unrealized appreciation of $67,455 and terms ranging from 10 months to 3 years, as reflected in the portfolio of investments.

In certain circumstances, the Portfolio may hold Sale Contracts on the same referenced obligation and with the same counterparty from which it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Portfolio had a buy contract with a Notional Amount of $280,000 with respect to the same referenced obligations and same counterparties of certain Sale Contracts outstanding which reduced its obligation to make payments on Sale Contracts to $1,090,000 as of June 30, 2007.

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended June 30, 2007, the average amount of reverse repurchase agreements outstanding was $843,690 and the daily weighted average interest rate was 1.86%.

12

AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consist of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Class A
Shares sold	115,041	392,040	$1,658,110	$5,571,863
Shares issued in reinvestment of dividends and distributions	166,750	182,798	2,187,758	2,359,917
Shares redeemed	(267,788)	(538,135)	(3,740,101)	(7,514,108)

Net increase	14,003	36,703	$105,767	$417,672

Class B
Shares sold	28,106	51,188	$405,404	$719,330
Shares issued in reinvestment of dividends and distributions	40,000	43,267	523,201	557,288
Shares redeemed	(53,470)	(62,681)	(763,723)	(862,998)

Net increase	14,636	31,774	$164,882	$413,620

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

Leverage Risk—The Portfolio may use significant borrowings for leverage or may otherwise leverage its assets through, for example, the use of reverse repurchase agreements or dollar rolls. When the Portfolio borrows money or otherwise leverage its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. Reverse repurchase agreements and dollar rolls also involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2007.

13

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$1,862,568	$1,800,375
Net long-term capital gains	1,054,637	1,181,282

Total taxable distributions	2,917,205	2,981,657

Total distributions paid	$2,917,205	$2,981,657

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,881,061
Undistributed long-term capital gains	817,979
Unrealized appreciation/(depreciation)	2,020,129	(a)

Total accumulated earnings/(deficit)	$4,719,169

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund’s investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund’s investment advisory agreement, please see “Advisory Fee and Other Transactions with Affiliates” above.

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

14

AllianceBernstein Variable Products Series Fund

In addition, the Independent Directors of the Fund (“the Independent Directors”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges,

15

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

16

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31,
2006	2005	2004(a)	2003	2002
Net asset value, beginning of period	$14.22	$14.42	$14.79	$14.53	$11.43	$10.63

Income From Investment Operations
Net investment income (b)	.37	.76	.84	.86	(c)	.95	.94	(c)
Net realized and unrealized gain (loss) on investment transactions	(.25)	.53	.46	.45	2.83	.70

Net increase in net asset value from operations	.12	1.29	1.30	1.31	3.78	1.64

Less: Dividends and Distributions
Dividends from net investment income	(.85)	(.83)	(.95)	(1.05)	(.68)	(.84)
Distributions from net realized gain on investment transactions	(.55)	(.66)	(.72)	–0	–	–0	–	–0	–

Total dividends and distributions	(1.40)	(1.49)	(1.67)	(1.05)	(.68)	(.84)

Net asset value, end of period	$12.94	$14.22	$14.42	$14.79	$14.53	$11.43

Total Return
Total investment return based on net asset value (d)	.72%	10.01%	9.62%	10.12%	33.41%	16.14%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,372	$23,279	$23,073	$22,932	$26,433	$22,198
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.54	%(e)	1.76	%(f)	1.69%	1.76%	1.90%	1.40%
Expenses, before waivers and reimbursements	1.54	%(e)	1.76	%(f)	1.69%	1.93%	1.90%	2.00%
Expenses, before waivers and reimbursements excluding interest expense	1.51	%(e)	1.69	%(f)	1.68%	1.92%	1.88%	2.00%
Net investment income	5.20	%(e)	5.41	%(f)	5.83%	6.07	%(c)	7.20%	8.83	%(c)
Portfolio turnover rate	22%	50%	91%	188%	150%	142%

See footnote summary on page 18.

17

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31,	July 22, 2002(g) to December 31, 2002
2006	2005	2004(a)	2003
Net asset value, beginning of period	$14.16	$14.36	$14.74	$14.51	$11.42	$10.20

Income From Investment Operations
Net investment income (b)	.35	.72	.80	.82	(c)	.88	.35	(c)
Net realized and unrealized gain (loss) on investment transactions	(.25)	.54	.46	.45	2.89	.87

Net increase in net asset value from operations	.10	1.26	1.26	1.27	3.77	1.22

Less: Dividends and Distributions
Dividends from net investment income	(.81)	(.80)	(.92)	(1.04)	(.68)	–0	–
Distributions from net realized gain on investment transactions	(.55)	(.66)	(.72)	–0	–	–0	–	–0	–

Total dividends and distributions	(1.36)	(1.46)	(1.64)	(1.04)	(.68)	–0	–

Net asset value, end of period	$12.90	$14.16	$14.36	$14.74	$14.51	$11.42

Total Return
Total investment return based on net asset value (d)	.61%	9.77%	9.35%	9.81%	33.34%	11.96%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,433	$5,756	$5,382	$4,979	$3,162	$226
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.79	%(e)	2.01	%(f)	1.93%	2.07%	2.14%	1.63	%(e)
Expenses, before waivers and reimbursements	1.79	%(e)	2.01	%(f)	1.93%	2.24%	2.14%	1.99	%(e)
Expenses, before waivers and reimbursements excluding interest expense	1.76	%(e)	1.94	%(f)	1.93%	2.23%	2.12%	1.99	%(e)
Net investment income	4.94	%(e)	5.16	%(f)	5.60%	5.74	%(c)	6.67%	9.12	%(c)(e)
Portfolio turnover rate	22%	50%	91%	188%	150%	142%

(a)	As of January 1, 2004, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to January 1, 2004, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended December 31, 2004, was to decrease net investment income per share by $.02 and increase net realized and unrealized gain (loss) on investment transactions per share by $.02 for Class A and B. Consequently, the ratios of net investment income to average net assets were decreased by .17% for Class A and B respectively.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived or reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Commencement of distribution.

18

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Product Series Fund (the “Fund”) in respect of AllianceBernstein Global Dollar Government Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Fund, which is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize the Portfolio as the investment option underlying their insurance contracts.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Net Assets 09/30/06 (million)	Advisory Fee Based on % of Average Daily Net Assets	Portfolio
High Income	$28.2	50 bp on 1st $2.5 billion	Global Dollar
		45 bp on next $2.5 billion	Government Portfolio
		40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the most recently completed fiscal year, the Adviser received $75,250 (0.27% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s latest fiscal year end total expense ratios:

Portfolio	Total Expense Ratio	Fiscal Year
Global Dollar Government Portfolio[4]	Class A 1.69%	December 31
Class B 1.93%

1	It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	Includes interest expense of 0.01%, relating to the short-term credit facility used by the Portfolio.

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GLOBAL DOLLAR GOVERNMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of the costs are reimbursed by the Portfolio to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2006 net assets.

Portfolio	Net Assets 09/30/06 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Global Dollar Government Portfolio	$28.2	Emerging Market Debt Schedule 65 bp on 1st $20 million 50 bp on next $20 million 40 bp on next $20 million 35 bp on the balance Minimum Account Size: $20 m	0.606%	0.500%

The Adviser manages AllianceBernstein Emerging Market Debt Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Emerging Market Debt Fund, Inc.6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule
Global Dollar Government Portfolio[7]	Emerging Market Debt Fund, Inc.	0.50% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Portfolio, which opened in the last year. Discounts that are negotiated vary based upon each client relationship.

6	The advisory fee schedule of AllianceBernstein Emerging Market Debt Fund, Inc. was also affected by the settlement between the Adviser and the NYAG. As a result, the fund’s advisory fee schedule is identical to that of the Portfolio.

7	The fund is a clone of the Portfolio.

20

AllianceBernstein Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Emerging Market Debt, a Luxembourg fund, which has a somewhat similar investment style as the Portfolio.

Portfolio	Fee[8]
Emerging Market Debt
Class A	1.10%
Class I (Institutional)	0.55%

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ACITM Mutual Fund	Fee
Global Dollar Government Portfolio	Emerging Market Bond Fund
	FC / FD9	0.75%
	P-H9	0.10%[10]

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed advisory fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.12 An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[13]	Lipper Expense Group Median	Rank
Global Dollar Government Portfolio	0.500	0.759	1/8

8	Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services.

9	This ACITM fund is privately placed or institutional.

10	In addition to the 0.10%, the Adviser charges the institutional account 0.485% for the first Y3 billion, 0.215% thereafter. The current Japanese yen—U.S. dollar currency exchange rate is Y118.15 per $1. At that currency exchange rate, Y3 billion would be equivalent to approximately $25.4 million.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

12	Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

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GLOBAL DOLLAR GOVERNMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective as the subject Portfolio.14

Portfolio	Expense Ratio (%)[15]	Lipper Expense Group Median (%)	Rank	Lipper Expense Universe Median (%)	Rank
Global Dollar Government Portfolio[16]	1.682	0.985	8/8	0.970	14/14

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser’s personnel to align the Adviser’s two profitability reporting systems. The alignment, which now has been completed, allows the Adviser’s management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2005 relative to 2004.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees and Rule 12b-1 payments.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the ‘40 Act. During the fiscal year ended December 31, 2005, ABI received $13,316 in Rule 12b-1 fees from the Portfolio.

The Adviser may compensate ABI for payments made by ABI for distribution related services. ABI may in turn compensate brokers for their distribution assistance. ABI will pay for printing and distributing prospectuses or reports and advertising in connection with the offering of Class B shares to the public as well as fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. During the fiscal year ended December 31, 2005, the Adviser determined that it paid $141,347 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, and payments related to providing contract-holder record-keeping and/or administrative services. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year Class A share total expense ratio.

16	Note that the Portfolio is classified by Lipper as a Global Income fund, which Lipper considers as a fund that invests primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. The Portfolio has an investment style that meets Lipper’s criteria for Global Income funds, but also focuses on emerging market debt securities. Emerging market debt funds, on average, have relatively higher expenses ratios, including custodian expense ratios, than general global income funds.

22

AllianceBernstein Variable Products Series Fund

the average daily net assets of the Portfolio attributable to the firm over the year. With respect to the Fund,17 ABI paid approximately $125,000 in 2005 and expects to pay approximately $150,000 in 2006 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”).18 ABIS’ after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.19

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, economists, who have written on this subject, had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among economists as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund’s assets were to exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio20 relative to the Portfolio’s Lipper Performance Group (“PG”)21 and Lipper Performance Universe (“PU”) for the periods ended June 30, 2006.22

Global Dollar Government Portfolio[23]	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	4.63	0.96	0.68	2/7	3/14
3 year	9.44	4.97	3.84	1/7	2/14
5 year	13.82	9.72	8.23	1/7	1/14
10 year	11.67	6.06	6.02	1/6	1/11

17	Includes other Portfolios (Equity and Blend) of the Fund that are not discussed in this evaluation.

18	It should be noted that the insurance companies to which the variable products are linked to provide additional shareholder services for the Portfolio, including record keeping, administration and customer service for contract holders.

19	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.

20	The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

21	The Portfolio’s PG is not identical to the Portfolio’s EG. Performance information was unavailable in Lipper’s database for one of the Portfolio’s peers. The Portfolio’s PU is identical to the Portfolio’s EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio may have had a different investment classification/objective at different points in time.

23	As previously disclosed, the Portfolio, which invests a substantial portion of its assets in emerging market debt securities, is classified by Lipper as a general Global Income fund. Global Income funds have a much broader investment mandate and risk profile than funds that invest primarily in emerging market debt securities, which may significantly impact performance.

23

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold) versus its benchmark:24

	Periods Ending June 30, 2006 Annualized Performance
Portfolio	1 Year	3 Year	5 Year	10 Year	Since Inception
Global Dollar Government Portfolio	4.63	9.44	13.82	11.67	11.88
J.P. Morgan EMBI Global Index	4.62	9.58	10.84	11.39	12.44
J.P. Morgan EMBI Plus Index	5.25	10.21	11.42	11.92	13.06

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 1, 2006

24	The Adviser provided Portfolio and benchmark performance return information for periods through June 30, 2006.

24

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein High Yield Portfolio

June 30, 2007

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

HIGH YIELD PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

High Yield	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,022.04	$6.22	1.24%
Hypothetical (5% return before expenses)	$1,000	$1,018.65	$6.21	1.24%

Class B
Actual	$1,000	$1,020.80	$7.47	1.49%
Hypothetical (5% return before expenses)	$1,000	$1,017.41	$7.45	1.49%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

HIGH YIELD PORTFOLIO
SECURITY TYPE BREAKDOWN
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Corporate—Non-Investment Grade	$34,545,419	92.6%
Corporate—Investment Grade	1,475,865	4.0
Emerging Markets—Non-Investment Grade	151,247	0.4
Non-Convertible Preferred Stock	133,455	0.4
Equities	1	0.0
Short-Term Investments	977,000	2.6

Total Investments	$37,282,987	100.0%

2

HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

CORPORATES—NON-INVESTMENT GRADES–88.2%

INDUSTRIAL–68.6%
BASIC–7.2%
AK Steel Corp. 7.875%, 2/15/09	$64	$63,840
Arch Western Finance LLC 6.75%, 7/01/13	90	86,400
Citigroup (JSC Severstal) Series REGS 9.25%, 4/19/14(a)	220	240,660
Equistar Chemicals Funding LP 10.125%, 9/01/08	47	48,880
10.625%, 5/01/11	65	68,412
Evraz Group, SA 8.25%, 11/10/15(a)	123	125,767
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17	325	346,938
Georgia-Pacific Corp. 7.00%, 1/15/15(a)	85	81,813
7.125%, 1/15/17(a)	95	91,200
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 9.75%, 11/15/14	60	62,100
9.86%, 11/15/14(b)	60	61,800
Huntsman International LLC 7.875%, 11/15/14	105	112,481
Huntsman LLC 11.50%, 7/15/12	143	158,730
Ineos Group Holdings PLC 8.50%, 2/15/16(a)	179	174,973
Lyondell Chemical Co. 8.00%, 9/15/14	80	82,200
8.25%, 9/15/16	285	297,825
The Mosaic Co. 7.625%, 12/01/16(a)	290	296,525
Nell AF S.a.r.l. 8.375%, 8/15/15(a)	110	105,325
NewPage Corp. 10.00%, 5/01/12	100	108,000
Peabody Energy Corp. Series B 6.875%, 3/15/13	190	189,050

		2,802,919

CAPITAL GOODS–8.0%
Allied Waste North America, Inc. 6.375%, 4/15/11	174	169,215
6.875%, 6/01/17	85	82,237
Series B
7.125%, 5/15/16	80	78,200
7.375%, 4/15/14	90	88,875
Associated Materials, Inc. 11.25%, 3/01/14(c)	235	175,075
Berry Plastics Holding Corp. 8.875%, 9/15/14	120	121,500
10.25%, 3/01/16	65	65,000

	Principal Amount (000)	U.S. $ Value

Bombardier, Inc. 6.30%, 5/01/14(a)	$270	$256,500
8.00%, 11/15/14(a)	225	236,531
Case Corp. 7.25%, 1/15/16	170	172,550
Case New Holland, Inc. 7.125%, 3/01/14	245	248,063
9.25%, 8/01/11	150	157,230
Crown Americas 7.625%, 11/15/13	155	156,550
Goodman Global Holdings, Inc. 7.875%, 12/15/12	110	108,900
L-3 Communications Corp. 5.875%, 1/15/15	130	120,575
Owens Brockway Glass Container, Inc. 8.875%, 2/15/09	176	179,080
Series $
6.75%, 12/01/14	205	199,875
Russell-Stanley Holdings, Inc. 9.00%, 11/30/08(d)(e)(f)	36	4,566
Trinity Industries, Inc. 6.50%, 3/15/14	230	224,825
United Rentals North America, Inc. 7.75%, 11/15/13	270	270,337

		3,115,684

COMMUNICATIONS— MEDIA–12.0%
Allbritton Communications Co. 7.75%, 12/15/12	165	165,825
Cablevision Systems Corp. Series B 8.00%, 4/15/12	220	217,250
CCH I Holdings LLC 11.75%, 5/15/14	630	618,975
Clear Channel Communications, Inc. 5.50%, 9/15/14	238	203,386
5.75%, 1/15/13	157	141,362
CSC Holdings, Inc. 7.625%, 7/15/18	125	118,750
7.875%, 2/15/18	45	43,425
Series WI
6.75%, 4/15/12	190	180,500
Dex Media West LLC Series B 8.50%, 8/15/10	60	62,175
DIRECTV Holdings LLC 6.375%, 6/15/15	291	273,540
EchoStar DBS Corp. 6.375%, 10/01/11	89	87,220
6.625%, 10/01/14	305	291,275
7.125%, 2/01/16	85	83,088
Idearc, Inc. 8.00%, 11/15/16	185	186,850
Insight Communications Co., Inc. 12.25%, 2/15/11	181	189,145
Insight Midwest LP 9.75%, 10/01/09	81	81,608

3

HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

Intelsat Bermuda Ltd. 11.25%, 6/15/16	$299	$334,880
Intelsat Subsidiary Holding Co. Ltd. 8.625%, 1/15/15	135	138,375
Liberty Media Corp. 5.70%, 5/15/13	50	46,996
7.875%, 7/15/09	58	60,163
8.25%, 2/01/30	50	48,491
Quebecor Media, Inc. 7.75%, 3/15/16	305	309,575
Rainbow National Services LLC 8.75%, 9/01/12(a)	55	57,200
10.375%, 9/01/14(a)	50	54,875
RH Donnelley Corp. Series A-2 6.875%, 1/15/13	128	121,280
Sirius Satellite Radio, Inc. 9.625%, 8/01/13	70	68,600
Univision Communications, Inc. 7.85%, 7/15/11	115	118,450
WDAC Subsidiary Corp. 8.375%, 12/01/14(a)	70	73,500
WMG Holdings Corp. 9.50%, 12/15/14(c)	333	253,080
XM Satellite Radio, Inc. 9.75%, 5/01/14	60	58,800

		4,688,639

COMMUNICATIONS— TELECOMMUNICATION–6.2%
Citizens Communications Co. 6.25%, 1/15/13	210	201,337
Cricket Communications, Inc. 9.375%, 11/01/14	215	221,988
Digicel Ltd. 9.25%, 9/01/12(a)	161	169,654
Dobson Cellular Systems, Inc. Series B 8.375%, 11/01/11	76	79,420
Dobson Communications Corp. 8.875%, 10/01/13	75	78,375
Inmarsat Finance PLC 7.625%, 6/30/12	145	149,894
10.375%, 11/15/12(c)	205	195,519
Level 3 Financing, Inc. 9.25%, 11/01/14	295	297,950
12.25%, 3/15/13	118	135,405
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)	231	237,653
PanAmSat Corp. 9.00%, 8/15/14	143	149,077
Qwest Capital Funding, Inc. 7.25%, 2/15/11	300	298,500
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14	50	53,000
Windstream Corp. 8.125%, 8/01/13	88	91,960

	Principal Amount (000)	U.S. $ Value

8.625%, 8/01/16	$77	$81,427

		2,441,159

CONSUMER CYCLICAL— AUTOMOTIVE–7.6%
Affinia Group, Inc. 9.00%, 11/30/14	85	83,300
Ford Motor Co. 7.45%, 7/16/31	414	330,683
Ford Motor Credit Co. 4.95%, 1/15/08	165	163,764
7.00%, 10/01/13	204	189,005
8.105%, 1/13/12(b)	240	239,391
General Motors Acceptance Corp. 6.875%, 9/15/11	371	364,936
8.00%, 11/01/31	95	97,145
General Motors Corp. 8.25%, 7/15/23	400	364,500
8.375%, 7/15/33	415	378,688
The Goodyear Tire & Rubber Co. 9.00%, 7/01/15	130	140,075
Keystone Automotive Operations, Inc. 9.75%, 11/01/13	108	93,960
Lear Corp. Series B 5.75%, 8/01/14	70	58,800
8.50%, 12/01/13	45	43,200
8.75%, 12/01/16	295	280,987
Visteon Corp. 7.00%, 3/10/14	165	142,313

		2,970,747

CONSUMER CYCLICAL—OTHER–8.6%
Broder Brothers Co. Series B 11.25%, 10/15/10	77	75,941
Caesars Entertainment, Inc. 7.875%, 3/15/10	90	92,142
Greektown Holdings LLC 10.75%, 12/01/13(a)	90	95,400
Harrah’s Operating Co., Inc 5.625%, 6/01/15	375	305,625
6.50%, 6/01/16	180	150,300
Host Hotels & Resorts LP 6.875%, 11/01/14	45	44,494
Host Marriott LP Series Q 6.75%, 6/01/16	300	294,000
KB Home 7.75%, 2/01/10	125	124,375
Levi Strauss & Co. 8.875%, 4/01/16	63	64,575
MGM Mirage 6.625%, 7/15/15	327	297,161
7.625%, 1/15/17	55	52,319
8.375%, 2/01/11	280	286,300

4

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

Mohegan Tribal Gaming Authority 7.125%, 8/15/14	$135	$133,650
NCL Corp. 10.625%, 7/15/14	90	86,850
Penn National Gaming, Inc. 6.875%, 12/01/11	160	162,600
Riviera Holdings Corp. 11.00%, 6/15/10	210	217,701
Six Flags, Inc. 9.625%, 6/01/14	115	106,662
Station Casinos, Inc. 6.625%, 3/15/18	45	38,700
Turning Stone Resort Casino Enterprise 9.125%, 12/15/10(a)	140	142,450
Universal City Development Partners 11.75%, 4/01/10	120	127,200
Universal City Florida Holding Co. 8.375%, 5/01/10	60	61,350
William Lyon Homes, Inc. 10.75%, 4/01/13	112	105,280
Wynn Las Vegas LLC/Corp. 6.625%, 12/01/14	310	298,763

		3,363,838

CONSUMER CYCLICAL—RETAILERS–2.0%
The Bon-Ton Dept Stores, Inc. 10.25%, 3/15/14	125	126,563
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14	55	53,625
Couche-Tard, Inc. 7.50%, 12/15/13	144	145,080
GSC Holdings Corp. 8.00%, 10/01/12	215	224,675
Rite Aid Corp. 6.875%, 8/15/13	160	140,800
9.25%, 6/01/13	85	84,362
9.375%, 12/15/15(a)	10	9,600
9.50%, 6/15/17(a)	15	14,400

		799,105

CONSUMER NON-CYCLICAL–7.2%
Albertson’s, Inc. 7.45%, 8/01/29	335	326,735
Aramark Corp. 8.50%, 2/01/15(a)	205	208,587
Community Health Systems, Inc. 8.875%, 7/15/15(a)	191	193,626
DaVita, Inc. 7.25%, 3/15/15	75	74,063
Dole Food Company, Inc. 8.625%, 5/01/09	60	59,850
8.875%, 3/15/11	38	37,430

	Principal Amount (000)	U.S. $ Value

Elan Finance PLC/Elan Finance Corp. 7.75%, 11/15/11	$315	$315,394
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14	80	86,000
HCA, Inc. 6.375%, 1/15/15	215	182,750
6.50%, 2/15/16	155	131,169
6.75%, 7/15/13	170	154,700
9.625%, 11/15/16(a)(g)	250	268,750
IASIS Healthcare Corp. 8.75%, 6/15/14	145	145,000
Select Medical Corp. 7.625%, 2/01/15	117	104,715
Stater Brothers Holdings 8.125%, 6/15/12	65	65,487
Tenet Healthcare Corp. 7.375%, 2/01/13	140	126,525
9.875%, 7/01/14	80	79,200
Ventas Realty LP/CAP CRP 6.75%, 4/01/17	84	82,950
Viant Holdings, Inc. 10.125%, 7/15/17(a)	85	85,425
Visant Corp. 7.625%, 10/01/12	80	79,600

		2,807,956

ENERGY–2.4%
Chesapeake Energy Corp. 7.50%, 9/15/13	75	76,312
7.75%, 1/15/15	260	264,550
Compagnie Generale de Geophysique-Veritas 7.50%, 5/15/15	85	85,000
7.75%, 5/15/17	15	15,188
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)	55	53,350
PetroHawk Energy Corp. Series WI 9.125%, 7/15/13	107	113,152
Range Resources Corp. 7.50%, 5/15/16	110	111,375
Tesoro Corp. 6.25%, 11/01/12	140	138,950
6.50%, 6/01/17(a)	100	97,750

		955,627

OTHER INDUSTRIAL–1.0%
FastenTech, Inc. 11.50%, 5/01/11	85	89,887
RBS Global, Inc. and Rexnord Corp. 9.50%, 8/01/14	110	112,750
11.75%, 8/01/16	60	64,500
Sensus Metering Systems, Inc. 8.625%, 12/15/13	125	126,875

		394,012

5

HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

SERVICES–0.3%
Horizon Lines LLC 9.00%, 11/01/12	$88	$93,060
West Corp. 9.50%, 10/15/14	40	41,000

		134,060

TECHNOLOGY–4.4%
Amkor Technology, Inc. 9.25%, 6/01/16	180	185,400
Avago Technologies Finance 10.125%, 12/01/13	110	117,150
CA, Inc. 4.75%, 12/01/09(a)	110	107,349
Flextronics International Ltd. 6.50%, 5/15/13	175	164,938
Freescale Semiconductor, Inc. 8.875%, 12/15/14(a)	290	276,950
10.125%, 12/15/16(a)	80	75,200
Iron Mountain, Inc. 6.625%, 1/01/16	145	133,037
Nortel Networks Ltd. 10.125%, 7/15/13(a)	125	134,063
NXP BV/NXP Funding LLC 8.106%, 10/15/13(b)	90	90,112
9.50%, 10/15/15	40	39,400
Seagate Technology HDD Holding 6.375%, 10/01/11	119	116,025
Sungard Data Systems, Inc. 9.125%, 8/15/13	260	266,175

		1,705,799

TRANSPORTATION— AIRLINES–0.8%
AMR Corp. 9.00%, 8/01/12	131	134,275
Continental Airlines, Inc. 7.875%, 7/02/18	44	45,231
8.75%, 12/01/11	145	142,100

		321,606

TRANSPORTATION— SERVICES–0.9%
Avis Budget Car Rental 7.75%, 5/15/16	145	147,900
Hertz Corp. 8.875%, 1/01/14	105	109,463
10.50%, 1/01/16	100	110,500

		367,863

		26,869,014

UTILITY–12.9%
ELECTRIC–10.1%
The AES Corp. 7.75%, 3/01/14	300	300,750
8.75%, 5/15/13(a)	55	58,025

	Principal Amount (000)	U.S. $ Value

Allegheny Energy Supply 7.80%, 3/15/11	$140	$145,250
8.25%, 4/15/12(a)	250	266,250
CMS Energy Corp. 8.50%, 4/15/11	105	111,680
Dynegy Holdings, Inc. 7.75%, 6/01/19(a)	105	97,650
8.375%, 5/01/16	285	278,588
Dynegy-Roseton Danskammer Series B 7.67%, 11/08/16	195	201,825
Edison Mission Energy 7.00%, 5/15/17(a)	255	240,338
7.50%, 6/15/13	250	247,500
7.75%, 6/15/16	80	79,600
Mirant Americas Generation LLC 8.50%, 10/01/21	275	287,375
NRG Energy, Inc. 7.25%, 2/01/14	45	45,112
7.375%, 2/01/16-1/15/17	505	506,637
Reliant Energy, Inc. 7.625%, 6/15/14	120	117,000
7.875%, 6/15/17	155	150,737
Sierra Pacific Power Co. Series M 6.00%, 5/15/16	85	83,365
Sierra Pacific Resources 8.625%, 3/15/14	130	139,531
TECO Energy, Inc. 7.00%, 5/01/12	180	186,007
TXU Corp. 5.55%, 11/15/14	235	199,498
Series Q 6.50%, 11/15/24	234	193,485

		3,936,203

NATURAL GAS–2.8%
El Paso Corp. 7.375%, 12/15/12	145	149,177
Enterprise Products Operating LP 8.375%, 8/01/66(h)	305	325,512
Regency Energy Partners 8.375%, 12/15/13(a)	75	77,250
Williams Cos, Inc. 7.625%, 7/15/19	257	271,135
7.875%, 9/01/21	255	274,125

		1,097,199

		5,033,402

NON CORPORATE SECTORS–5.2%
Derivatives—RACERS–5.2%
Racers SER 06-6 5.296%, 7/01/08(a)(b)	1,950	2,041,028

FINANCIAL INSTITUTIONS–1.5%
BROKERAGE–1.1%
E*Trade Financial Corp. 7.375%, 9/15/13	95	96,425
7.875%, 12/01/15	324	337,365

		433,790

6

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

INSURANCE–0.4%
Crum & Forster Holdings Corp. 7.75%, 5/01/17(a)	$95	$92,863
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)	80	75,322

		168,185

		601,975

Total Corporates— Non-Investment Grades (cost $35,045,570)		34,545,419

CORPORATES— INVESTMENT GRADES–3.8%

INDUSTRIAL–3.4%
COMMUNICATIONS— TELECOMMUNICATIONS–1.7%
Mobifon Holdings BV 12.50%, 7/31/10	220	234,850
Qwest Corp. 6.875%, 9/15/33	240	225,000
8.875%, 3/15/12	165	177,787

		637,637

CONSUMER NON-CYCLICAL–1.7%
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	105	100,871
Reynolds American, Inc. 7.25%, 6/01/12-6/01/13	365	378,598
7.625%, 6/01/16	185	195,876

		675,345

		1,312,982

FINANCIAL INSTITUTIONS–0.4%
FINANCE–0.4%
SLM Corp. 4.50%, 7/26/10	90	83,215
5.125%, 8/27/12	90	79,668

		162,883

Total Corporates— Investment Grades (cost $1,425,780)		1,475,865

	Principal Amount (000)	U.S. $ Value

EMERGING MARKETS— NON-INVESTMENT GRADES–0.4%

INDUSTRIAL–0.4%
CONSUMER CYCLICAL—OTHER–0.4%
Royal Caribbean Cruises Ltd. 8.75%, 2/02/11 (cost $132,836)	$140	$151,247

	Shares
PREFERRED STOCKS–0.3%

FINANCIAL INSTITUTIONS–0.3%
REITS–0.3%
Sovereign REIT 12.00%(a) (cost $87,659)	93	133,455

WARRANTS–0.0%
Pliant Corp., expiring 6/01/10(d)(e)(i) (cost $1,820)	50	1

	Principal Amount (000)
SHORT-TERM INVESTMENTS–2.5%
TIME DEPOSIT–2.5%
The Bank of New York 4.25%, 7/02/07 (cost $977,000)	$977	977,000

TOTAL INVESTMENTS–95.2% (cost $37,670,665)		37,282,987
Other assets less liabilities–4.8%		1,886,177

NET ASSETS–100.0%		$39,169,164

7

HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the aggregate market value of these securities amounted to $7,148,128 or 18.2% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at June 30, 2007.

(c)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.01% of net assets as of June 30, 2007, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Russell-Stanley Holdings, Inc. 9.00%, 11/30/08	11/09/01-6/06/05	$463,798	$4,566	0.01%
Pliant Corp.—Warrants expiring 6/01/10	12/01/00	1,820	0	0.00

(e)	Illiquid security, valued at fair value. (See note A)

(f)	Security is in default and is non-income producing.

(g)	Pay-In-Kind Payments (PIK).

(h)	Variable rate coupon, rate shown as of June 30, 2007.

(i)	Non-income producing security.

See Notes to Financial Statements.

8

HIGH YIELD PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $37,670,665)	$37,282,987
Cash	76
Receivable for investment securities sold	1,428,802
Interest receivable	723,644
Receivable for capital stock sold	103,550

Total assets	39,539,059

LIABILITIES
Payable for investment securities purchased	268,969
Custodian fee payable	22,419
Administrative fee payable	19,260
Audit fee payable	19,121
Advisory fee payable	16,776
Distribution fee payable	2,209
Transfer Agent fee payable	59
Payable for capital stock redeemed	4
Accrued expenses	21,078

Total liabilities	369,895

NET ASSETS	$39,169,164

COMPOSITION OF NET ASSETS
Capital stock, at par	$5,607
Additional paid-in capital	53,086,127
Undistributed net investment income	1,344,318
Accumulated net realized loss on investment and foreign currency transactions	(14,879,210)
Net unrealized depreciation of investments	(387,678)

$39,169,164

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$28,933,790	4,140,394	$6.99
B	$10,235,374	1,466,329	$6.98

See Notes to Financial Statements.

9

HIGH YIELD PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$1,603,038
Dividends	18,300

Total investment income	1,621,338

EXPENSES
Advisory fee	102,451
Distribution fee—Class B	13,386
Transfer agency—Class A	900
Transfer agency—Class B	318
Custodian	65,853
Administrative	47,000
Audit	19,121
Printing	8,947
Legal	5,832
Directors’ fees	789
Miscellaneous	1,896

Total expenses	266,493

Net investment income	1,354,845

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	601,158
Foreign currency transactions	(3)
Net change in unrealized appreciation/depreciation of:
Investments	(1,039,493)
Foreign currency denominated assets and liabilities	2

Net loss on investment and foreign currency transactions	(438,336)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$916,509

See Notes to Financial Statements.

10

HIGH YIELD PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,354,845	$3,005,496
Net realized gain on investment and foreign currency transactions	601,155	62,081
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,039,491)	629,809

Net increase in net assets from operations	916,509	3,697,386
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(2,229,347)	(2,871,248)
Class B	(775,329)	(898,607)
CAPITAL STOCK TRANSACTIONS
Net decrease	(1,266,532)	(3,457,134)

Total decrease	(3,354,699)	(3,529,603)
NET ASSETS
Beginning of period	42,523,863	46,053,466

End of period (including undistributed net investment income of $1,344,318 and $2,994,149, respectively)	$39,169,164	$42,523,863

See Notes to Financial Statements.

11

HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein High Yield Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek to earn the highest level of current income without assuming undue risk by investing principally in high-yielding, fixed-income securities rated Baa or lower by Moody’s or BBB or lower by S&P or Fitch or, if unrated, of comparable quantity as determined by the Adviser. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

12

AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .75% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $47,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2007.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $391 for the six months ended June 30, 2007.

13

HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$11,326,295		$15,519,339
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$748,319
Gross unrealized depreciation	(1,135,997)

Net unrealized depreciation	$(387,678)

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

14

AllianceBernstein Variable Products Series Fund

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Class A
Shares sold	118,627	349,149	$877,562	$2,548,855
Shares issued in reinvestment of dividends	313,551	415,521	2,229,347	2,871,248
Shares redeemed	(575,350)	(1,189,723)	(4,335,372)	(8,617,635)

Net decrease	(143,172)	(425,053)	$(1,228,463)	$(3,197,532)

Class B
Shares sold	26,743	238,934	$201,139	$1,751,148
Shares issued in reinvestment of dividends	109,201	130,233	775,329	898,607
Shares redeemed	(135,600)	(399,441)	(1,014,537)	(2,909,357)

Net increase (decrease)	344	(30,274)	$(38,069)	$(259,602)

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

15

HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2007.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$3,769,855	$4,142,420

Total taxable distributions	3,769,855	4,142,420

Total distributions paid	$3,769,855	$4,142,420

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,994,149
Accumulated capital and other losses	(15,467,665	)(a)
Unrealized appreciation/(depreciation)	639,113	(b)

Total accumulated earnings/(deficit)	$(11,834,403)

(a)	On December 31, 2006, the Portfolio had a net capital loss carryforward of $15,461,228 of which $2,200,265 expires in the year 2007, $5,774,960 expires in the year 2008, $2,890,265 expires in the year 2009, $4,208,388 expires in the year 2010, $125,778 expires in the year 2013, and $261,572 expires in the year 2014. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio’s merger with Brinson Series Trust High Income Portfolio, may apply. During the current fiscal year, the Portfolio utilized no capital loss carryforwards. For the year ended December 31, 2006, the Portfolio deferred to January 1, 2007 post-October loss of $6,437.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

16

AllianceBernstein Variable Products Series Fund

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund’s investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund’s investment advisory agreement, please see “Advisory Fee and Other Transactions with Affiliates” above.

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

In addition, the Independent Directors of the Fund (“the Independent Directors”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

17

HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies

18

AllianceBernstein Variable Products Series Fund

could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

19

HIGH YIELD PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31,
			2006		2005	2004		2003	2002
Net asset value, beginning of period	$7.40		$7.43		$7.97	$7.91		$6.83	$7.51

Income From Investment Operations
Net investment income (a)	.25		.51		.58	.60	(b)	.55	.54	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.08)		.12		(.45)	(.01)		.95	(.76)

Net increase (decrease) in net asset value from operations	.17		.63		.13	.59		1.50	(.22)

Less: Dividends
Dividends from net investment income	(.58)		(.66)		(.67)	(.53)		(.42)	(.46)

Net asset value, end of period	$6.99		$7.40		$7.43	$7.97		$7.91	$6.83

Total Return
Total investment return based on net asset value (c)	2.20%		9.05%		1.78%	7.98%		22.44%	(3.03)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,934		$31,701		$34,968	$42,842		$48,076	$34,765
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.24	%(d)	1.20	%(e)	1.09%	1.04%		1.46%	1.18%
Expenses, before waivers and reimbursements	1.24	%(d)	1.20	%(e)	1.09%	1.21%		1.46%	1.45%
Net investment income	6.68	%(d)	6.98	%(e)	7.58%	7.74	%(b)	7.48%	7.78	%(b)
Portfolio turnover rate	29%		57%		54%	80%		105%	83%

See footnote summary on page 21.

20

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31,						July 22, 2002(f) to December 31, 2002
			2006		2005	2004		2003
Net asset value, beginning of period	$7.38		$7.41		$7.95	$7.91		$6.84	$6.45

Income From Investment Operations
Net investment income (a)	.24		.49		.56	.58	(b)	.52	.15	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.08)		.12		(.45)	(.02)		.97	.24

Net increase in net asset value from operations	.16		.61		.11	.56		1.49	.39

Less: Dividends
Dividends from net investment income	(.56)		(.64)		(.65)	(.52)		(.42)	–0	–

Net asset value, end of period	$6.98		$7.38		$7.41	$7.95		$7.91	$6.84

Total Return
Total investment return based on net asset value (c)	2.08%		8.76%		1.54%	7.62%		22.24%	6.05%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,235		$10,823		$11,085	$12,558		$7,962	$366
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.49	%(d)	1.45	%(e)	1.34%	1.30%		1.70%	1.42	%(d)
Expenses, before waivers and reimbursements	1.49	%(d)	1.45	%(e)	1.34%	1.47%		1.70%	1.63	%(d)
Net investment income	6.43	%(d)	6.72	%(e)	7.33%	7.51	%(b)	7.19%	8.39	%(b)(d)
Portfolio turnover rate	29%		57%		54%	80%		105%	83%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived or reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Commencement of distribution.

21

HIGH YIELD PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Product Series Fund (the “Fund”) in respect of AllianceBernstein High Yield Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Fund, which is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize the Portfolio as the investment option underlying their insurance contracts.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Net Assets 09/30/06 (million)	Advisory Fee Based on % of Average Daily Net Assets	Portfolio
High Income	$41.9	50 bp on1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	High Yield Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the most recently completed fiscal year, the Adviser received $75,250 (0.15% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s latest fiscal year end total expense ratios:

Portfolio	Total Expense Ratio		Fiscal Year
High Yield Portfolio	Class A	1.09%	December 31
	Class B	1.34%

1	It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

22

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of the costs are reimbursed by the Portfolio to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2006 net assets.

Portfolio	Net Assets 09/30/06 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
High Yield Portfolio	$41.9	High Yield Schedule	0.567%	0.500%
		65 bp on 1st $20 million
		50 bp on next $20 million
		40 bp on next $20 million
		35 bp on the balance
		Minimum Account Size: $20 m

The Adviser manages AllianceBernstein High Yield Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein High Yield Fund, Inc.5

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule
High Yield Portfolio[6]	High Yield Fund, Inc.	0.50% on first $2.5 billion
0.45% on next $2.5 billion
0.40% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Portfolio, which opened in the last year. Discounts that are negotiated vary based upon each client relationship.

5	AllianceBernstein High Yield Fund, Inc. was also affected by the settlement between the Adviser and the NYAG. As a result, the fund’s advisory fee schedule is identical to that of the Portfolio.

6	The fund is a clone of the Portfolio.

23

HIGH YIELD PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

for Global High Yield and U.S. High Yield, which are Luxembourg funds that have a somewhat similar investment style as the Portfolio:

Fund	Fee[7]
Global High Yield
Class A	1.70%
Class I (Institutional)	1.15%
U.S. High Yield
Class A	1.55%
Class I (Institutional)	0.75%

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ACITM Mutual Fund	Fee
High Yield Portfolio	High Yield Open Fund	1.00%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed advisory fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.9 An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Expense Group Median	Rank
High Yield Portfolio	0.500	0.670	3/15

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective as the subject Portfolio.11

7	Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

9	Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the Lipper EU allows for the same adviser to be represented by more than just one fund.

24

AllianceBernstein Variable Products Series Fund

Portfolio	Expense Ratio (%)[12]	Lipper Expense Group Median (%)	Rank	Lipper Expense Universe Median (%)	Rank
High Yield Portfolio	1.095	0.884	14/15	0.759	48/49

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser’s personnel to align the Adviser’s two profitability reporting systems. The alignment, which now has been completed, allows the Adviser’s management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2005 relative to 2004.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees and Rule 12b-1 payments.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2005, ABI received $29,535 in Rule 12b-1 fees from the Portfolio.

The Adviser may compensate ABI for payments made by ABI for distribution related services. ABI may in turn compensate brokers for their distribution assistance. ABI will pay for printing and distributing prospectuses or reports and advertising in connection with the offering of Class B shares to the public as well as fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. During the fiscal year ended December 31, 2005, the Adviser determined that it paid $58,282 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, and payments related to providing contract-holder record-keeping and/or administrative services. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year. With respect to the Fund,13 ABI paid approximately $125,000 in 2005 and expects to pay approximately $150,000 in 2006 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”), an affiliate of the Adviser.14 ABIS’ after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.15

12	Most recently completed fiscal year Class A share total expense ratio.

13	Includes other Portfolios (Equity and Blend) of the Fund that are not discussed in this evaluation.

14	It should be noted that the insurance companies to which the variable products are linked to provide additional shareholder services for the Portfolio, including record keeping, administration and customer service for contract holders.

15	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.

25

HIGH YIELD PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, economists, who have written on this subject, had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among economists as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund’s assets were to exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1, 3 and 5 year performance returns and rankings of the Portfolio16 relative to the Portfolio’s Lipper Performance Group (“PG”)17 and Lipper Performance Universe (“PU”) for the periods ended June 30, 2006.18

High Yield Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	2.34	4.33	4.53	14/15	51/52
3 year	6.27	6.98	7.60	13/14	45/47
5 year	5.98	6.96	7.63	11/13	39/45

Set forth below are the 1, 3, and 5 year and since inception performance returns of the Portfolio (in bold) versus its benchmark:19

	Periods Ending June 30, 2006 Annualized Performance
Portfolio	1 Year	3 Year	5 Year	Since Inception
High Yield Portfolio	2.34	6.27	5.98	2.62
Lehman Brothers U.S. High Yield—2% Issuer Cap Index	4.37	8.41	8.79	5.49

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 1, 2006

16	The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

17	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU. Outliers and funds with negative management fees are excluded from EUs but not necessarily from PUs.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio may have had a different investment classification/objective at different points in time.

19	The Adviser provided Portfolio and benchmark performance return information for periods through June 30, 2006.

26

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein U.S. Government/ High Grade Securities Portfolio

June 30, 2007

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenes you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenes you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

U.S. Government/High Grade Securities Portfolio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,009.34	$3.84	0.77%
Hypothetical (5% return before expenses)	$1,000	$1,020.98	$3.86	0.77%

Class B
Actual	$1,000	$1,008.33	$5.08	1.02%
Hypothetical (5% return before expenses)	$1,000	$1,019.74	$5.11	1.02%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
SECURITY TYPE BREAKDOWN
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Mortgage Pass-Throughs	$38,410,941	40.0%
Corporate-Investment Grade	16,290,252	17.0
Commercial Mortgage-Backed Securities	12,685,463	13.2
U.S. Treasuries	6,790,387	7.1
Asset-Backed Securities	5,298,331	5.5
Government Related	4,248,610	4.4
Mortgage CMO’s	2,301,709	2.4
Corporate-Non-Investment Grade	150,097	0.1
Short-Term Investments	9,899,330	10.3

Total Investments	$96,075,120	100.0%

2

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS- THRU’S–42.8%
FIXED RATE 30-YEAR–31.4%
Federal Gold Loan Mortgage Corp.
6.00%, TBA	$2,325	$2,301,025
Series 2005
4.50%, 8/01/35–10/01/35	1,375	1,251,664
Series 2007
7.00%, 2/01/37	1,176	1,206,565
Federal National Mortgage Association
4.50%, TBA	460	418,169
6.00%, TBA	955	943,958
6.50%, TBA	3,100	3,129,062
Series 2003
5.50%, 4/01/33–7/01/33	3,694	3,578,809
Series 2004
5.50%, 4/01/34–11/01/34	1,186	1,148,732
Series 2005
5.50%, 2/01/35–7/01/35	2,815	2,725,633
Series 2006
5.00%, 2/01/36	2,487	2,336,503
5.50%, 1/01/36–5/01/36	5,443	5,263,148
6.50%, 8/01/36–11/01/36	2,799	2,826,510
Series 2007
5.50%, 5/01/36	1,131	1,093,462

		28,223,240

FIXED RATE 15-YEAR–4.6%
Federal Gold Loan Mortgage Corp.
Series 2006
5.00%, 4/01/21	1,032	997,303
Federal National Mortgage Association
Series 2005
5.00%, 4/01/19	1,749	1,696,392
Series 2006
5.00%, 4/01/21	1,443	1,394,811

		4,088,506

NON-AGENCY ARMS–3.4%
Banc of America Funding Corp.
Series 2007-C, Class 1A3
5.763%, 5/20/47(a)	430	424,439
Bear Stearns Alt-A Trust
Series 2006-3, Class 22A1
6.219%, 5/25/36(b)	193	193,236
Series 2007-1, Class 21A1
5.74%, 1/25/47(b)	275	274,174
Citigroup Mortgage Loan Trust, Inc.
Series 2005-2, Class 1A4
5.107%, 5/25/35(b)	491	481,101
Series 2006-AR1, Class 3A1
5.50%, 3/25/36(a)	591	593,196

Company	Principal Amount (000)	U.S. $ Value

Indymac Index Mortgage Loan Trust
Series 2006-AR7, Class 4A1
6.237%, 5/25/36(b)	$253	$253,599
JPMorgan Alternative Loan Trust
Series 2006-A3, Class 2A1
6.067%, 7/25/36(b)	517	516,859
Residential Funding Mortgage Securities, Inc.
Series 2005-SA3, Class 3A
5.235%, 8/25/35(b)	323	317,841

		3,054,445

AGENCY ARMS–3.4%
Federal Home Loan Mortgage Corp.
Series 2007
6.05%, 4/01/37(a)	462	462,948
Federal National Mortgage Association
Series 2005
4.182%, 9/01/35(a)	369	371,551
Series 2006
5.802%, 3/01/36(a)	486	488,061
5.862%, 11/01/36(a)	726	734,611
Series 2007
5.776%, 1/01/37(a)	520	521,448
6.056%, 2/01/37(a)	463	466,131

		3,044,750

Total Mortgage Pass-Thru’s (cost $39,035,314)		38,410,941

CORPORATES–INVESTMENT GRADES–18.1%
INDUSTRIAL–10.2%
BASIC–0.6%
The Dow Chemical Co.
7.375%, 11/01/29	20	21,647
International Paper Co.
5.30%, 4/01/15	190	179,423
Lubrizol Corp.
4.625%, 10/01/09	120	117,646
Westvaco Corp.
8.20%, 1/15/30	50	52,900
Weyerhaeuser Co.
5.95%, 11/01/08	175	176,285

		547,901

CAPITAL GOODS–1.1%
Hutchison Whampoa International, Ltd.
7.45%, 11/24/33(c)	185	204,189
Textron Financial Corp.
4.125%, 3/03/08	315	312,448
Textron, Inc.
6.375%, 11/15/08	125	126,810

3

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Tyco International Group, SA
6.00%, 11/15/13	$155	$159,159
Waste Management, Inc.
6.875%, 5/15/09	205	209,659

		1,012,265

COMMUNICATIONS– MEDIA – 1.7%
British Sky Broadcasting Group PLC
6.875%, 2/23/09	100	102,048
BSKYB Finance UK PLC
5.625%, 10/15/15(c)	170	163,886
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	125	158,644
Comcast Cable Communications LLC
6.875%, 6/15/09	250	255,969
Comcast Corp.
5.30%, 1/15/14	155	149,410
5.50%, 3/15/11	185	184,069
News America, Inc.
6.55%, 3/15/33	100	97,528
RR Donnelley & Sons Co.
4.95%, 4/01/14	65	59,382
Time Warner Entertainment Co.
8.375%, 3/15/23	235	269,765
WPP Finance Corp.
5.875%, 6/15/14	120	119,034

		1,559,735

COMMUNICATIONS– TELECOMMUNICATIONS–3.1%
AT&T Corp.
8.00%, 11/15/31	20	23,772
British Telecommunications PLC
8.625%, 12/15/10	310	338,758
Embarq Corp.
6.738%, 6/01/13	20	20,381
7.082%, 6/01/16	355	356,989
New Cingular Wireless Services, Inc.
7.875%, 3/01/11	180	193,532
8.75%, 3/01/31	105	130,895
Pacific Bell
6.625%, 10/15/34	280	277,971
Sprint Capital Corp.
8.375%, 3/15/12	365	397,628
Telecom Italia Capital SA
4.00%, 11/15/08–1/15/10	500	482,753
6.375%, 11/15/33	40	37,678
Verizon Communications, Inc.
4.90%, 9/15/15	115	107,642
Verizon New Jersey, Inc.
Series A
5.875%, 1/17/12	170	170,632

Company	Principal Amount (000)	U.S. $ Value

Vodafone Group PLC
5.50%, 6/15/11	$200	$198,389

		2,737,020

CONSUMER CYCLICAL–AUTOMOTIVE–0.1%
DaimlerChrysler North America
4.875%, 6/15/10	110	107,904

CONSUMER CYCLICAL–OTHER –0.5%
Starwood Hotels & Resorts Worldwide, Inc.
7.375%, 11/15/15	179	177,114
7.875%, 5/01/12	187	194,732
Toll Brothers Finance Corp.
6.875%, 11/15/12	95	96,828

		468,674

CONSUMER NON- CYCLICAL –2.0%
Altria Group, Inc.
7.75%, 1/15/27	155	181,274
Cadbury Schweppes US Finance LLC
5.125%, 10/01/13(c)	245	235,364
ConAgra Foods, Inc.
7.875%, 9/15/10	102	108,807
Fisher Scientific International, Inc.
6.125%, 7/01/15	230	225,839
6.75%, 8/15/14	45	45,156
Kraft Foods, Inc.
4.125%, 11/12/09	415	402,033
5.25%, 10/01/13	220	211,546
The Kroger Co.
6.80%, 12/15/18	75	76,007
Safeway, Inc.
4.125%, 11/01/08	73	71,868
4.80%, 7/16/07	85	84,954
Wyeth
5.50%, 2/01/14	141	138,968

		1,781,816

ENERGY–0.4%
Amerada Hess Corp.
7.875%, 10/01/29	165	185,984
Valero Energy Corp.
6.875%, 4/15/12	180	188,501

		374,485

TECHNOLOGY–0.7%
Electronic Data Systems Corp.
7.45%, 10/15/29	90	91,660
Series B
6.50%, 8/01/13	281	277,727
IBM Corp.
4.375%, 6/01/09	90	88,588
Motorola, Inc.
6.50%, 9/01/25	125	119,567
7.50%, 5/15/25	25	26,305

4

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

7.625%, 11/15/10	$22	$23,187

		627,034

		9,216,834

FINANCIAL INSTITUTIONS–6.0%
BANKING–3.0%
Barclays Bank PLC
8.55%, 6/15/11(b)(c)	365	401,954
Huntington National Bank
4.375%, 1/15/10	250	243,505
JPMorgan Chase & Co.
6.75%, 2/01/11	285	296,103
MUFG Capital Finance 1 Ltd.
6.346%, 7/25/16(b)	105	103,170
RBS Capital Trust III
5.512%, 9/29/49(b)	335	321,972
Resona Preferred Global Securities
7.191%, 7/30/15(b)(c)	135	138,039
UBS Preferred Funding Trust I
8.622%, 10/01/10(b)	180	195,634
UFJ Finance Aruba AEC
6.75%, 7/15/13	240	253,415
Wachovia Capital Trust III
5.80%, 3/15/11(b)	180	179,216
Washington Mutual, Inc.
4.00%, 1/15/09	310	303,283
Wells Fargo & Co.
4.20%, 1/15/10	195	190,062
Zions Bancorporation
5.50%, 11/16/15	105	100,917

		2,727,270

BROKERAGE–0.2%
Goldman Sachs Group, Inc.
4.75%, 7/15/13	125	118,315
5.125%, 1/15/15	105	99,775

		218,090

FINANCE–1.3%
American General Finance Corp.
4.625%, 5/15/09	340	335,306
Capital One Bank
6.50%, 6/13/13	140	143,786
Countrywide Home Loans, Inc.
4.00%, 3/22/11	105	98,421
4.25%, 12/19/07	265	263,433
General Electric Capital Corp.
4.375%, 11/21/11	35	33,465
6.75%, 3/15/32	20	21,699
HSBC Finance Inc.
7.00%, 5/15/12	115	121,081
iStar Financial, Inc.
5.15%, 3/01/12	125	120,287

		1,137,478

Company	Principal Amount (000)	U.S. $ Value

INSURANCE–1.3%
Assurant, Inc.
5.625%, 2/15/14	$70	$68,506
Humana, Inc.
6.30%, 8/01/18	215	212,463
Liberty Mutual Group, Inc.
5.75%, 3/15/14(c)	145	140,279
Marsh & McLennan Cos, Inc.
5.75%, 9/15/15	430	406,322
WellPoint, Inc.
4.25%, 12/15/09	320	309,970

		1,137,540

REITS–0.2%
Simon Property Group LP
6.375%, 11/15/07	145	145,406

		5,365,784

UTILITY–1.9%
ELECTRIC–1.7%
Carolina Power & Light Co.
6.50%, 7/15/12	215	222,897
Consumers Energy Co.
Series C
4.25%, 4/15/08	130	128,683
Exelon Corp.
6.75%, 5/01/11	95	97,962
FirstEnergy Corp.
Series B
6.45%, 11/15/11	95	97,414
Series C
7.375%, 11/15/31	105	113,668
MidAmerican Energy Holdings Co.
5.875%, 10/01/12	135	136,165
Nisource Finance Corp.
7.875%, 11/15/10	110	117,126
Pacific Gas & Electric Co.
4.80%, 3/01/14	215	203,195
Progress Energy, Inc.
7.10%, 3/01/11	73	76,494
Public Service Company of Colorado
7.875%, 10/01/12	100	109,718
SPI Electricity & Gas Australia Holdings Pty Ltd.
6.15%, 11/15/13(c)	235	237,623

		1,540,945

NATURAL GAS–0.2%
Duke Energy Field Services Corp.
7.875%, 8/16/10	70	74,337
Enterprise Products Operating L.P.
Series B
5.60%, 10/15/14	95	92,352

		166,689

		1,707,634

Total Corporates–Investment Grades (cost $16,328,675)		16,290,252

5

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–14.1%
NON-AGENCY FIXED RATE CMBS–14.0%
Banc of America Commercial Mortgage, Inc.
Series 2001-PB1, Class A2
5.787%, 5/11/35	$333	$333,999
Series 2004-4, Class A3
4.128%, 7/10/42	410	398,519
Series 2004-6, Class A2
4.161%, 12/10/42	525	509,185
Series 2005-6, Class A4
5.353%, 9/10/47 (b)	680	653,680
Bear Stearns Commercial Mortgage Securities, Inc.
Series 2005-PWR7, Class A3
5.116%, 2/11/41	505	484,514
Series 2005-T18, Class A4
4.933%, 2/13/42	530	500,531
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-CK2, Class A2
3.861%, 3/15/36	360	353,560
Series 2005-C1, Class A4
5.014%, 2/15/38(b)	450	426,678
GE Capital Commercial Mortgage Corp.
Series 2005-C3, Class A3FX
4.863%, 7/10/45	455	445,596
Greenwich Capital Commercial Funding Corp.
Series 2003-C1, Class A4
4.111%, 7/05/35	450	415,732
Series 2005-GG3, Class A2
4.305%, 8/10/42	530	516,315
GS Mortgage Securities Corp. II
Series 2004-GG2, Class A6
5.396%, 8/10/38(b)	300	293,459
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2004-C1, Class A2
4.302%, 1/15/38	95	90,580
Series 2005-LDP1, Class A4
5.038%, 3/15/46(b)	550	524,271
Series 2005-LDP3, Class A2
4.851%, 8/15/42	405	395,764
Series 2005-LDP4, Class A2
4.79%, 10/15/42	465	453,822
Series 2005-LDP5, Class A2
5.198%, 12/15/44	360	354,627
Series 2006-CB14, Class A4
5.481%, 12/12/44	195	190,224
Series 2006-CB15, Class A4
5.814%, 6/12/43	290	288,074

Company	Principal Amount (000)	U.S. $ Value

LB-UBS Commercial Mortgage Trust
Series 2003-C3, Class A4
4.166%, 5/15/32	$430	$397,451
Series 2004-C4, Class A4
5.132%, 6/15/29(b)	830	816,423
Series 2004-C8, Class A2
4.201%, 12/15/29	420	407,224
Series 2005–C1, Class A4
4.742%, 2/15/30	365	341,620
Series 2005–C7, Class A4
5.197%, 11/15/30	340	326,060
Series 2006–C1, Class A4
5.156%, 2/15/31	485	463,581
Series 2006–C6, Class A4
5.372%, 9/15/39	530	513,989
Merrill Lynch Mortgage Trust
Series 2005–CKI1, Class A6
5.417%, 11/12/37(b)	280	270,314
Series 2005–MKB2, Class A2
4.806%, 9/12/42	655	642,906
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006–2, Class A4
6.105%, 6/12/46(b)	145	146,084
Morgan Stanley Capital I
Series 2005–T17, Class A5
4.78%, 12/13/41	655	615,679

		12,570,461

NON–AGENCY ADJUSTABLE RATE CMBS–0.1%
GS Mortgage Securities Corp. II
Series 2007–EOP, Class E
5.76%, 3/06/20(a)(c)	115	115,002

Total Commercial Mortgage-Backed Securities (cost $13,070,402)		12,685,463

ASSET–BACKED SECURITIES-5.9%
HOME EQUITY LOANS–FLOATING RATE –3.1%
Asset Backed Funding Certificates
Series 2003–WF1, Class A2
6.07%, 12/25/32(a)	136	136,159
Bear Stearns Asset Backed Securities, Inc.
Series 2005–SD1, Class 1A1
5.47%, 4/25/22(a)	42	41,872
GE–WMC Mortgage Securities LLC
Series 2005–2, Class A2B
5.49%, 12/25/35(a)	285	285,134
HFC Home Equity Loan Asset Backed Certificates
Series 2005–3, Class A1
5.58%, 1/20/35(a)	192	192,220

6

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Home Equity Asset Trust FRN
Series 2007–2, Class M1
5.75%, 7/25/37(a)	$475	$477,147
Indymac Residential Asset Backed Trust
Series 2006–D, Class 2A2
5.43%, 11/25/36(a)	490	489,387
Option One Mortgage Loan Trust
Series 2007–2, Class M1
5.68%, 3/25/37(a)	160	159,632
RAAC Series
Series 2006–SP3, Class A1
5.40%, 8/25/36(a)	140	139,857
Residential Asset Mortgage Products , Inc.
Series 2005–RZ1, Class A2
5.52%, 4/25/35(a)	264	263,532
Residential Asset Mortgage Products, Inc.
Series 2005–RS3, Class AIA2
5.49%, 3/25/35(a)	136	136,019
Saxon Asset Securities Trust
Series 2005–4, Class A2B
5.50%, 11/25/37(a)	234	234,477
Specialty Underwriting & Residential Finance
Series 2006–BC1, Class A2A
5.40%, 12/25/36(a)	119	118,542
Structured Asset Investment Loan Trust
Series 2006–1, Class A1
5.40%, 1/25/36(a)	63	63,215

		2,737,193

HOME EQUITY LOANS–FIXED RATE–1.8%
Citifinancial Mortgage Securities, Inc.
Series 2003–1, Class AFPT
3.36%, 1/25/33(d)	116	109,502
Countrywide Asset–Backed Certificates
Series 2007–S1, Class A3
5.81%, 2/25/37(b)	475	465,794
Credit–Based Asset Servicing & Securities, Inc.
Series 2003–CB1, Class AF
3.45%, 1/25/33(d)	252	241,376
Series 2005–CB7, Class AF2
5.147%, 11/25/35(d)	260	258,419
Home Equity Mortgage Trust
Series 2005–4, Class A3
4.742%, 1/25/36(d)	257	255,350
Series 2006–1, Class A2
5.30%, 5/25/36(d)	120	117,206

Company	Principal Amount (000)	U.S. $ Value

Residential Funding Mortgage Securities II, Inc.
Series 2005–HI2, Class A3
4.46%, 5/25/35	$210	$208,102

		1,655,749

AUTOS–FIXED RATE–0.5%
Capital Auto Receivables Asset Trust
Series 2005–SN1A, Class A3A
4.10%, 6/15/08	82	82,403
Capital One Prime Auto Receivables Trust
Series 2005–1, Class A3
4.32%, 8/15/09	365	363,627

		446,030

CREDIT CARDS–FIXED RATE –0.4%
Providian Gateway Master Trust
Series 2004–DA, Class A
3.35%, 9/15/11(c)	360	358,594

OTHER–FIXED RATE–0.1%
DB Master Finance, LLC
Series 2006–1, Class A2
5.779%, 6/20/31(c)	100	100,765

Total Asset–Backed Securities (cost $5,319,931)		5,298,331

U.S. TREASURIES–5.6%
U.S. Treasury Bonds
4.50%, 2/15/36	4,130	3,739,587
8.75%, 5/15/17	975	1,249,219

Total U.S. Treasuries (cost $5,069,306)		4,988,806

GOVERNMENT-RELATED–NON-U.S. ISSUER–4.7%
SOVEREIGNS–4.7%
United Mexican States
5.625%, 1/15/17	1,490	1,458,710
7.50%, 1/14/12	425	455,387
Russian Federation
7.5%, 3/31/30(c)(d)	1,721	1,889,182
Republic of South Africa
5.875%, 5/30/22	455	445,331

Total Government-Related–Non–U.S. Issuers (cost $4,088,810)		4,248,610

MORTGAGE CMO’S–2.6%
NON-AGENCY ADJUSTABLE RATE–1.4%
Countrywide Alternative Loan Trust
Series 2005-62, Class 2A1
6.029%, 12/25/35(a)	181	181,701

7

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Series 2007-OA3, Class M1
5.63%, 4/25/47(a)	$145	$144,014
Washington Mutual, Inc.
Series 2005-AR2, Class 2A22
5.54%, 1/25/45(a)	31	30,711
Series 2007-OA1, Class A1A
5.729%, 2/25/47(a)	414	414,041
Series 2007-OA3, Class B1
5.77%, 4/25/47(a)	449	449,267

		1,219,734

NON-AGENCY FIXED RATE–1.1%
Morgan Stanley Mortgage Loan Trust
Series 2006-11, Class 1A2
6.354%, 8/25/36(b)	290	290,426
Residential Accredit Loans, Inc.
Series 2007-QS1, Class 1A1
6.00%, 1/25/37	324	324,942
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR11, Class A4
5.519%, 8/25/36(b)	418	416,231

		1,031,599

AGENCY ADJUSTABLE RATE –0.1%
Fannie Mae Grantor Trust
Series 2004-T5, Class AB4
5.59%, 5/28/35(a)	50	50,376

Total Mortgage CMO’s (cost $2,301,673)		2,301,709

INFLATION-LINKED SECURITIES–2.0%
U.S. Treasury Notes
2.375%, 4/15/11 (TIPS) (cost $1,795,661)	1,822	1,801,581

Company	Principal Amount (000)	U.S. $ Value

CORPORATES–NON-INVESTMENT GRADES–0.2%
INDUSTRIAL –0.2%
BASIC –0.2%
Packaging Corp. of America
5.75%, 8/01/13 (cost $152,245)	$155	$150,097

SHORT-TERM INVESTMENTS -11.0%
AGENCY DISCOUNT NOTES–7.7%
Federal Home Loan Mortgage Corp.
Zero Coupon, 7/09/07	3,460	3,456,568
Federal National Mortgage Association
Zero Coupon, 7/27/07	3,455	3,442,762

		6,899,330

TIME DEPOSIT –3.3%
The Bank of New York
4.25%, 7/02/07	3,000	3,000,000

Total Short-Term Investments (cost $9,899,332)		9,899,330

TOTAL INVESTMENTS – 107.0%
(cost $97,061,349)		96,075,120
Other assets less liabilities–(7.0)%		(6,261,950)

NET ASSETS–100.0%		$89,813,170

8

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

INTEREST RATE SWAP TRANSACTIONS (see Note D)

Swap Counterparty	Notional Amount (000)	Termination Date	Rate Type		Unrealized Appreciation/ (Depreciation)
			Payments made by the Portfolio	Payments received by the Portfolio
Lehman Brothers	$3,505	11/02/07	3 month LIBOR	4.814%	$(12,809)
Lehman Brothers	1,500	12/04/11	3 month LIBOR	4.850%	(36,758)
Lehman Brothers	1,000	3/02/16	3 month LIBOR	5.063%	(26,361)

(a)	Floating Rate Security. Stated interest rate was in effect at June 30, 2007.

(b)	Variable rate coupon, rate shown as of June 30, 2007.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the aggregate market value of these securities amounted to $3,984,877 or 4.4% of net assets.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2007.

Glossary:

LIBOR — London Interbank Offered Rates

TBA—To Be Announced

TIPS— Treasury Inflation Protected Security

See Notes to Financial Statements.

9

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $97,061,349)	$96,075,120
Cash	2,754
Receivable for investment securities sold	2,483,347
Interest receivable	671,366
Receivable for capital stock sold	548,047

Total assets	99,780,634

LIABILITIES
Unrealized depreciation of interest rate swap contracts	75,928
Payable for investment securities purchased	9,719,967
Advisory fee payable	34,221
Administrative fee payable	19,260
Payable for capital stock redeemed	5,075
Distribution fee payable	4,399
Transfer Agent fee payable	59
Accrued expenses	108,555

Total liabilities	9,967,464

NET ASSETS	$89,813,170

COMPOSITION OF NET ASSETS
Capital stock, at par	$7,933
Additional paid-in capital	89,692,059
Undistributed net investment income	2,058,352
Accumulated net realized loss on investment transactions	(883,017)
Net unrealized depreciation of investments	(1,062,157)

$89,813,170

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$68,645,470	6,052,746	$11.34
B	$21,167,700	1,880,740	$11.25

See Notes to Financial Statements.

10

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$2,441,392

EXPENSES
Advisory fee	208,677
Distribution fee—Class B	26,915
Transfer agency—Class A	1,306
Transfer agency—Class B	394
Custodian	65,277
Administrative	47,000
Audit	19,122
Printing	11,470
Legal	4,090
Directors’ fees	751
Miscellaneous	730

Total expenses	385,732

Net investment income	2,055,660

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	46,121
Swap contracts	(16,645)
Net change in unrealized appreciation/depreciation of:
Investments	(1,138,106)
Swap contracts	(42,185)

Net loss on investment transactions	(1,150,815)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$904,845

See	Notes to Financial Statements.

11

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,055,660	$4,179,465
Net realized gain (loss) on investment transactions	29,476	(488,396)
Net change in unrealized appreciation/depreciation of investments	(1,180,291)	(107,606)

Net increase in net assets from operations	904,845	3,583,463
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(3,234,289)	(3,081,304)
Class B	(911,329)	(907,122)
CAPITAL STOCK TRANSACTIONS
Net decrease	(940,741)	(13,645,101)

Total decrease	(4,181,514)	(14,050,064)
NET ASSETS
Beginning of period	93,994,684	108,044,748

End of period (including undistributed net investment income of $2,058,352 and $4,148,310, respectively)	$89,813,170	$93,994,684

See Notes to Financial Statements.

12

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein U.S. Government/High Grade Securities Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek high current income consistent with preservation of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

13

AllianceBernstein Variable Products Series Fund

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .60% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $47,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2007.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $391 for the six months ended June 30, 2007.

14

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2007, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$7,389,955	$9,994,919
U.S. government securities	19,469,178	19,371,576

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap contracts) are as follows:

Gross unrealized appreciation	$469,120
Gross unrealized depreciation	(1,455,349)

Net unrealized depreciation	$(986,229)

1. Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

In accordance with Financial Accounting Standards Board Statement No. 133, the Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a compontent of net change in unrealized appreciation/depreciation of investments.

15

AllianceBernstein Variable Products Series Fund

2. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended June 30, 2007, the Portfolio earned income of $3,721 from dollar rolls which is included in interest income in the accompanying statement of operations.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Class A
Shares sold	388,121	550,917	$4,629,386	$6,425,976
Shares issued in reinvestment of dividends	284,709	273,408	3,234,289	3,081,304
Shares redeemed	(704,589)	(1,788,599)	(8,339,913)	(20,867,204)

Net decrease	(31,759)	(964,274)	$(476,238)	$(11,359,924)

Class B
Shares sold	166,051	249,876	$1,926,378	$2,910,537
Shares issued in reinvestment of dividends	80,863	81,065	911,329	907,122
Shares redeemed	(280,036)	(526,368)	(3,302,210)	(6,102,836)

Net decrease	(33,122)	(195,427)	$(464,503)	$(2,285,177)

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2007.

16

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE H: Distributions to Shareholders

The tax character of distribution to be paid for the year ending December 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

	2006		2005
Distributions paid from:
Ordinary income	$3,988,426		$5,187,497
Net long-term capital gains	–0	–	1,607,841

Total taxable distributions	3,988,426		6,795,338

Total distributions paid	$3,988,426		$6,795,338

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,130,972
Accumulated capital and other losses	(906,806	)(a)
Unrealized appreciation/(depreciation)	129,785	(b)

Total accumulated earnings/(deficit)	$3,353,951

(a)	On December 31, 2006, the Portfolio had a net capital loss carryforward of $904,187, all of which expires in the year 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. For the year ended December 31, 2006, the Portfolio deferred to January 1, 2007, post October long term capital losses of $2,619.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the recognition for tax purposes of gains/losses on certain derivative instruments.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund’s investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund’s investment advisory agreement, please see “Advisory Fee and Other Transactions with Affiliates” above.

17

AllianceBernstein Variable Products Series Fund

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

In addition, the Independent Directors of the Fund (“the Independent Directors”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA

18

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

19

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31,
2006	2005	2004	2003	2002
Net asset value, beginning of period	$11.78	$11.82	$12.28	$12.56	$12.54	$12.00

Income From Investment Operations
Net investment income (a)	.27	.50	.41	.32	(b)	.26	.42
Net realized and unrealized gain (loss) on investment transactions	(.16)	(.06)	(.17)	.12	.23	.49

Net increase in net asset value from operations	.11	.44	.24	.44	.49	.91

Less: Dividends and Distributions
Dividends from net investment income	(.55)	(.48)	(.36)	(.36)	(.37)	(.37)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(.34)	(.36)	(.10)	–0	–

Total dividends and distributions	(.55)	(.48)	(.70)	(.72)	(.47)	(.37)

Net asset value, end of period	$11.34	$11.78	$11.82	$12.28	$12.56	$12.54

Total Return
Total investment return based on net asset value (c)	.93%	3.93%	1.98%	3.77%	3.88%	7.79%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$68,645	$71,655	$83,329	$102,543	$129,194	$164,265
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.77	%(d)	.77	%(e)	.71%	.68%	.77%	.82%
Expenses, before waivers and reimbursements	.77	%(d)	.77	%(e)	.71%	.78%	.77%	.82%
Net investment income	4.49	%(d)	4.25	%(e)	3.37%	2.46	%(b)	2.10%	3.49%
Portfolio turnover rate	30%	327%	529%	662%	748%	551%

See footnote summary on page 21.

20

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31,
2006	2005	2004	2003	2002
Net asset value, beginning of period	$11.67	$11.72	$12.18	$12.47	$12.47	$11.94

Income From Investment Operations
Net investment income (a)	.25	.46	.38	.28	(b)	.24	.39
Net realized and unrealized gain (loss) on investment transactions	(.15)	(.06)	(.17)	.13	.21	.49

Net increase in net asset value from operations	.10	.40	.21	.41	.45	.88

Less: Dividends and Distributions
Dividends from net investment income	(.52)	(.45)	(.33)	(.34)	(.35)	(.35)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(.34)	(.36)	(.10)	–0	–

Total dividends and distributions	(.52)	(.45)	(.67)	(.70)	(.45)	(.35)

Net asset value, end of period	$11.25	$11.67	$11.72	$12.18	$12.47	$12.47

Total Return
Total investment return based on net asset value (c)	.83%	3.59%	1.75%	3.52%	3.61%	7.54%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,168	$22,340	$24,716	$25,744	$21,982	$10,602
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.02	%(d)	1.02	%(e)	.96%	.93%	1.03%	1.07%
Expenses, before waivers and reimbursements	1.02	%(d)	1.02	%(e)	.96%	1.03%	1.03%	1.07%
Net investment income	4.24	%(d)	4.01	%(e)	3.14%	2.19	%(b)	1.89%	3.25%
Portfolio turnover rate	30%	327%	529%	662%	748%	551%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

21

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Product Series Fund (the “Fund”) in respect of AllianceBernstein U.S. Government/High Grade Securities Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Fund, which is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize the Portfolio as the investment option underlying their insurance contracts.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Net Assets 09/30/06 (million)	Advisory Fee Based on % of Average Daily Net Assets	Portfolio
Low Risk Income	$96.9	45 bp on 1st $2.5 billion	U.S. Government/High Grade
		40 bp on next $2.5 billion	Securities Portfolio
		35 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the most recently completed fiscal year, the Adviser received $75,250 (0.06% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s latest fiscal year end total expense ratios:

Portfolio	Total Expense Ratio		Fiscal Year
U.S. Government/High Grade Securities Portfolio	Class A	0.71%	December 31
	Class B	0.96%

1	It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

22

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of the costs are reimbursed by the Portfolio to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2006 net assets.

Portfolio	Net Assets 09/30/06 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
U.S. Government/High Grade Securities Portfolio	$96.9	U.S. Core High Grade Schedule 40 bp on 1st $20 million 25 bp on next $80 million 20 bp on next $100 million 15 bp on the balance Minimum Account Size: $20m	0.281%	0.450%

The Adviser manages AllianceBernstein Bond Fund, Inc.–U.S. Government Portfolio, a retail mutual fund, which has a similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein U.S. Government/High Grade Securities.5

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule
U.S. Government/High Grade Securities Portfolio	AllianceBernstein Bond Fund, Inc.– U.S. Government Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Portfolio, which opened in the last year. Discounts that are negotiated vary based upon each client relationship.

5	AllianceBernstein U.S. Government Portfolio/High Grade Securities was also affected by the settlement between the Adviser and the NYAG. As a result, the fund’s advisory fee schedule is identical to that of the Portfolio.

23

AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed advisory fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.6

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.7 An EG will typically consist of seven to twenty funds. However, because the Portfolio’s original EG had an insufficient number of peers, at the request of the Adviser and the Senior Officer, Lipper expanded the Portfolio’s EG to include peers that had a similar (but not the same) Lipper investment classification/objective.

Portfolio	Contractual Management Fee[8]	Lipper Expense Group Median	Rank
U.S. Government/High Grade Securities Portfolio[9]	0.450	0.500	2/12

Because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar (but not the same) Lipper investment objective/classification.10 A “normal” EU will include funds that have the same investment objective/classification as the subject fund.11 Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EGs and EUs. The Portfolio’s total expense ratio rankings are also shown:

Portfolio	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
U.S. Government/High Grade Securities Portfolio[13]	0.707	0.661	11/12	0.612	30/36

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser’s personnel to align the Adviser’s two profitability reporting systems. The alignment, which now has been completed, allows the Adviser’s management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

6	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

7	Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

9	The Portfolio’s EG includes the Portfolio, six other A-rated Corporate Debt funds and five BBB-rated Corporate Debt funds.

10	The expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

11	Except for asset size comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year Class A share total expense ratio.

13	The Portfolio’s EU includes all other A-rated Corporate Debt funds and BBB-rated Corporate Debt funds, excluding outliers.

24

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2005 relative to 2004.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees and Rule 12b-1 payments.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the ‘40 Act. During the fiscal year ended December 31, 2005, ABI received $64,906 in Rule 12b-1 fees from the Portfolio.

The Adviser may compensate ABI for payments made by ABI for distribution related services. ABI may in turn compensate brokers for their distribution assistance. ABI will pay for printing and distributing prospectuses or reports and advertising in connection with the offering of Class B shares to the public as well as fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. During the fiscal year ended December 31, 2005, the Adviser determined that it paid $152,981 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, and payments related to providing contract-holder record-keeping and/or administrative services. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year. With respect to the Fund,14 ABI paid approximately $125,000 in 2005 and expects to pay approximately $150,000 in 2006 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”), an affiliate of the Adviser.15 ABIS’ after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.16

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, economists, who have written on this subject, had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among economists as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund’s assets were to exceed the initial breakpoint its shareholders benefit from a lower fee rate.

14	Includes other Portfolios (Equity and Blend) of the Fund that are not discussed in this evaluation.

15	It should be noted that the insurance companies to which the variable products are linked to provide additional shareholder services for the Portfolio, including record keeping, administration and customer service for contract holders.

16	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.

25

AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1, 3, 5, and 10 year performance returns and rankings of the Portfolio17 relative to the Portfolio’s Lipper Performance Group (“PG”)18 and Lipper Performance Universe (“PU”) for the periods ended June 30, 2006.19

U.S. Government / High Grade Securities Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	-1.00	-0.85	-0.76	7/7	19/21
3 year	1.67	2.06	2.12	6/7	17/19
5 year	4.23	4.62	4.71	6/7	17/19
10 year	5.50	5.58	5.70	7/7	17/19

Set forth below are the 1, 3, 5, and 10 year and since inception performance returns of the Portfolio (in bold) versus its benchmark:20

	Periods Ending June 30, 2006 Annualized Performance
Portfolio	1 Year	3 Year	5 Year	10 Year	Since Inception
U.S. Government/ High Grade Securities Portfolio	-1.00	1.67	4.23	5.50	5.35
Lehman Brothers Government Bond Index	-1.16	1.31	4.73	6.04	6.02

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 1, 2006

17	The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

18	The Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU. Outliers and funds with negative management fees are excluded from EUs but not necessarily from PUs. In addition, the PG/PU only includes funds of the same Lipper investment classification/objective as the Portfolio, in contrast to the EG/EU, which may include funds of similar (but not the same) investment classification/objective.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio may have had a different investment classification/objective at different points in time.

20	The Adviser provided Portfolio and benchmark performance return information for periods through June 30, 2006.

26

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Money Market Portfolio

June 30, 2007

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

MONEY MARKET PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Money Market Portfolio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,021.88	$4.86	0.97%
Hypothetical (5% return before expenses)	$1,000	$1,019.98	$4.86	0.97%

Class B
Actual	$1,000	$1,020.62	$6.11	1.22%
Hypothetical (5% return before expenses)	$1,000	$1,018.74	$6.11	1.22%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Yield	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–101.2%
COMMERCIAL PAPER–83.5%
ABN-Amro N Amer Fin, Inc. 8/06/07	5.23%	$900	$895,424
Anglo Irish Bk Corp. PLC 7/18/07(a)	5.24%	750	748,253
ASB Finance Ltd. London 9/10/07(a)	5.26%	850	841,315
Bank of America 7/02/07	5.25%	1,600	1,600,000
Bank of Ireland 7/13/07(a)	5.24%	750	748,800
Banque Caisse Depargne Letat C 7/12/07	5.24%	1,600	1,597,673
Barclays Bank PLC 8/15/07	5.24%	1,900	1,887,843
BNP Paribas Finance 7/23/07	5.25%	1,650	1,644,952
Caisse Centrale Jardin 9/04/07(a)	5.26%	700	693,460
Calyon NY 7/06/07	5.23%	1,500	1,499,128
Citigroup Global Markets 8/02/07	5.26%	1,600	1,592,753
Credit Suisse New York 8/20/07	5.25%	700	694,998
Dexia 9/06/07	5.23%	900	891,371
DNB Nor Bank Asa 10/26/07	5.16%	800	786,699
Fortis Funding LLC 7/05/07(a)	5.25%	750	749,672
Fountain Square Funding 7/03/07(a)	5.23%	2,000	1,999,709
General Electric Corp. 8/01/07	5.25%	1,000	995,625
Goldman Sachs Group, Inc. 10/25/07	5.16%	1,000	983,517
HBOS Treasury 10/11/07	5.18%	1,900	1,872,388
HSBC Finance Corp. 7/19/07	5.24%	1,550	1,546,165
ING (US) Funding LLC 8/23/07	5.22%	900	893,214
MetLife, Inc. 9/17/07(a)	5.24%	850	840,473
Newport Funding Corp. 8/10/07(a)	5.23%	900	894,901
Northern Rock PLC 8/09/07(a)	5.24%	750	745,856
Old Line Funding 7/24/07(a)	5.26%	850	847,268
Park Avenue Receivables 7/17/07(a)	5.26%	1,600	1,596,493

Company	Yield	Principal Amount (000)	U.S. $ Value

Prudential PLC 7/11/07(a)	5.24%	$2,000	$1,997,380
Rabobank USA Finance Corp. 7/02/07	5.32%	1,400	1,400,000
Royal Bk of Scotland PLC 7/25/07	5.25%	1,500	1,494,974
Society Generale 9/13/07	5.25%	850	840,951
Swedbank 8/03/07	5.22%	750	746,520
Toronto Dominion Hld USA 8/08/07(a)	5.25%	850	845,418
Toyota Motor Credit Corp. 7/20/07	5.25%	1,500	1,496,062
Unicred Ital Bk Ireland 8/07/07(a)	5.23%	750	746,077
Westpac Banking Corp. 8/21/07(a)	5.31%	750	744,542

			40,399,874

CERTIFICATE OF DEPOSIT–9.8%
Branch Banking & Trust 8/13/07	5.34%	800	800,004
Depfa Bank PLC 8/24/07(a)	5.30%	900	900,000
Lloyds Bank Yankee 7/10/07	5.27%	1,550	1,550,000
Norinchukin Bank 7/09/07	5.32%	800	800,000
Regions Bank 8/17/07	5.28%	700	700,000

			4,750,004

CORPORATE DEBT OBLIGATIONS–7.7%
K2 USA LLC 1/22/08(a)(b)	5.30%	700	699,998
Series MTn 5/01/08(a)(b)	5.31%	1,000	1,000,000
Sigma Finance, Inc. 4/30/08(a)(b)	5.30%	1,000	1,000,000
World Savings Bank FSB 5/08/08(b)	5.32%	1,000	1,000,246

			3,700,244

TIME DEPOSIT–0.2%
The Bank of New York 7/02/07	4.25%	120	120,000

TOTAL INVESTMENTS–101.2% (cost $48,970,122)			48,970,122
Other assets less liabilities–(1.2)%			(590,490)

NET ASSETS–100.0%			$48,379,632

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the aggregate market value of these securities amounted to $18,639,615 or 38.5% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at June 30, 2007.

See Notes to Financial Statements.

2

MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $48,970,122)	$48,970,122
Cash	143
Interest receivable	68,631
Receivable for capital stock sold	36,279

Total assets	49,075,175

LIABILITIES
Payable for capital stock redeemed	448,190
Dividends payable	162,217
Administrative fee payable	19,613
Advisory fee payable	19,277
Distribution fee payable	5,233
Transfer Agent fee payable	64
Accrued expenses	40,949

Total liabilities	695,543

NET ASSETS	$48,379,632

COMPOSITION OF NET ASSETS
Capital stock, at par	$48,396
Additional paid-in capital	48,331,718
Distributions in excess of net investment income	(31)
Accumulated net realized loss on investment transactions	(451)

$48,379,632

Net Asset Value Per Share—2 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$25,477,137	25,483,764	$1.00
B	$22,902,495	22,912,469	$1.00

See Notes to Financial Statements.

3

MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$1,388,277

EXPENSES
Advisory fee	116,962
Distribution fee—Class B	30,330
Transfer agency—Class A	834
Transfer agency—Class B	734
Custodian	56,159
Administrative	47,000
Audit	18,511
Printing	7,684
Legal	3,048
Directors’ fees	739
Miscellaneous	576

Total expenses	282,577

Net investment income	1,105,700

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,105,700

See Notes to Financial Statements.

4

MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$1,105,700	$2,343,758
Net realized gain on investment transactions	–0–	8

Net increase in net assets from operations	1,105,700	2,343,766
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(605,705)	(1,343,672)
Class B	(500,026)	(1,015,586)
CAPITAL STOCK TRANSACTIONS
Net decrease	(3,244,723)	(4,508,069)

Total decrease	(3,244,754)	(4,523,561)
NET ASSETS
Beginning of period	51,624,386	56,147,947

End of period (including distributions in excess of net investment income of ($31) and $0, respectively)	$48,379,632	$51,624,386

See Notes to Financial Statements.

5

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2007 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Money Market Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Securities in which the Portfolio invests are valued at amortized cost which approximates fair value, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

4. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

5. Dividends and Distributions

The Portfolio declares dividends daily from net investment income. The dividends are paid monthly. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. Prior to September 7, 2004, the Portfolio paid AllianceBernstein L.P. (the “Adviser”) an advisory fee at an annual rate of .50% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $47,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2007.

6

AllianceBernstein Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $391 for the six months ended June 30, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

At June 30, 2007, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

NOTE E: Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Class A
Shares sold	11,225,580	27,295,967	$11,225,580	$27,295,967
Shares issued in reinvestment of dividends	605,705	1,343,672	605,705	1,343,672
Shares redeemed	(13,441,375)	(31,914,301)	(13,441,375)	(31,914,301)

Net decrease	(1,610,090)	(3,274,662)	$(1,610,090)	$(3,274,662)

Class B
Shares sold	14,272,945	32,590,916	$14,272,945	$32,590,916
Shares issued in reinvestment of dividends	500,026	1,015,586	500,026	1,015,586
Shares redeemed	(16,407,604)	(34,839,909)	(16,407,604)	(34,839,909)

Net decrease	(1,634,633)	(1,233,407)	$(1,634,633)	$(1,233,407)

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—The Portfolio’s primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio’s yield as the securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seek to maintain stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

7

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio’s invests in highly-rated securities to minimize credit risk.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$2,359,258	$1,393,923

Total distributions paid	$2,359,258	$1,393,923

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(451	)(a)

Total accumulated earnings/(deficit)	$(451)

(a)	On December 31, 2006, the Portfolio had a net capital loss carryforward of $451, of which $242 expires in the year 2012, and $209 which expires in 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. For the year ended December 31, 2006, the Portfolio utilized $8 of capital loss carryforward.

NOTE H: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund’s investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund’s investment advisory agreement, please see “Advisory Fee and Other Transactions with Affiliates” above.

8

AllianceBernstein Variable Products Series Fund

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

In addition, the Independent Directors of the Fund (“the Independent Directors”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA

9

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE I: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

10

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31,
			2006		2005	2004		2003	2002
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00

Income From Investment Operations
Net investment income	.02		.04		.02	.01	(a)	.01	.01

Less: Dividends
Dividends from net investment income	(.02)		(.04)		(.02)	(.01)		(.01)	(.01)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00

Total Return
Total investment return based on net asset value (b)	2.19%		4.22%		2.35%	.71%		.53%	1.10%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,477		$27,087		$30,370	$36,740		$54,847	$97,216
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.97	%(c)	.93	%(d)	.93%	.69%		.66%	.68%
Expenses, before waivers and reimbursements	.97	%(c)	.93	%(d)	.93%	.73%		.66%	.68%
Net investment income	4.37	%(c)	4.13	%(d)	2.30%	.68	%(a)	.55%	1.10%

See footnote summary on page 12.

11

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31,
			2006		2005	2004		2003		2002
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00		$1.00

Income From Investment Operations
Net investment income	.02		.04		.02	–0	-(a)(e)	–0	–(e)	.01

Less: Dividends
Dividends from net investment income	(.02)		(.04)		(.02)	–0	–(e)	–0	–(e)	(.01)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00		$1.00

Total Return
Total investment return based on net asset value (b)	2.06%		3.96%		2.10%	.46%		.28%		.85%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,903		$24,537		$25,778	$28,287		$47,946		$52,316
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.22	%(c)	1.19	%(d)	1.19%	.94%		.91%		.93%
Expenses, before waivers and reimbursements	1.22	%(c)	1.19	%(d)	1.19%	.98%		.91%		.93%
Net investment income	4.12	%(c)	3.89	%(d)	2.06%	.41	%(a)	.29%		.85%

(a)	Net of expenses reimbursed or waived by the Adviser.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Amount is less than $.01 per share.

12

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Product Series Fund (the “Fund”) in respect of AllianceBernstein Money Market Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Fund, which is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize the Portfolio as the investment option underlying their insurance contracts.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Net Assets 09/30/06 (million)	Advisory Fee Based on % of Average Daily Net Assets	Portfolio
Low Risk Income	$59.6	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	Money Market Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the most recently completed fiscal year, the Adviser received $75,250 (0.12% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s latest fiscal year end total expense ratios:

Portfolio	Total Expense Ratio	Fiscal Year
Money Market Portfolio	Class A 0.93%	December 31
Class B 1.19%

1	It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

13

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of the costs are reimbursed by the Portfolio to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Form ADV that has a substantially similar investment style as the Portfolio.

The Adviser manages AllianceBernstein Exchange Reserves, a retail mutual fund, which has a similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Exchange Reserves: 4

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule
Money Market Portfolio	Exchange Reserves	0.25% on first $1.25 billion 0.24% on next $0.25 billion 0.23% on next $0.25 billion 0.22% on next $0.25 billion 0.21% on next $1.0 billion 0.20% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Short Maturity Dollar, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Fund	Fee[5]
Short Maturity Dollar
Class A	1.05% on the 1st €100 million[6] 1.00% on the next €100 million 0.95% in excess of €200 million
Class I (Institutional)	0.50% on the 1st €100 million 0.45% on the next €100 million 0.40% in excess of €200 million

4	The advisory fee schedule of AllianceBernstein Exchange Reserves was not affected by the settlement between the Adviser and the NYAG since the fund’s fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds with a category of “Low Risk Income.”

5	Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services.

6	The current Euro-U.S. dollar currency exchange rate is €1 per $1.26. At that currency exchange rate, €100 million would be equivalent to approximately $126 million. €200 million would be equivalent to approximately $252 million.

14

AllianceBernstein Variable Products Series Fund

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for the following sub-advisory relationship that has a somewhat similar investment style as the Portfolio:

Fund	Sub-advised Fund		Fee Schedule
Money Market Portfolio	Client No. 1	[7]	0.125% on first $100 million 0.10% on next $ 150 million 0.05% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed advisory fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.9 An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Expense Group Median	Rank
Money Market Portfolio	0.450	0.450	6/12

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective as the subject Portfolio.11

Portfolio	Expense Ratio (%)[12]	Lipper Expense Group Median (%)	Rank	Lipper Expense Universe Median (%)	Rank
Money Market Portfolio	0.935	0.610	12/12	0.524	55/55

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser’s personnel to align the Adviser’s two profitability reporting systems. The alignment, which now has been completed, allows the Adviser’s management and the Directors to

7	This sub-advised fund has a more restrictive investment style than the Money Market Portfolio; the fund invests primarily in high-quality municipal short-term securities.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

9	Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year Class A share total expense ratio.

15

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2005 relative to 2004.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees and Rule 12b-1 payments.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the ‘40 Act. During the fiscal year ended December 31, 2005, ABI received $65,764 in Rule 12b-1 fees from the Portfolio.

The Adviser may compensate ABI for payments made by ABI for distribution related services. ABI may in turn compensate brokers for their distribution assistance. ABI will pay for printing and distributing prospectuses or reports and advertising in connection with the offering of Class B shares to the public as well as fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. During the fiscal year ended December 31, 2005, the Adviser determined that it paid $148,295 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, and payments related to providing contract-holder record-keeping and/or administrative services. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year. With respect to the Fund,13 ABI paid approximately $125,000 in 2005 and expects to pay approximately $150,000 in 2006 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”), an affiliate of the adviser.14 ABIS’ after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.15

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, economists, who have written on this subject,

13	Includes other Portfolios (Equity and Blend) of the Fund that are not discussed in this evaluation.

14	It should be noted that the insurance companies to which the variable products are linked to provide additional shareholder services for the Portfolio, including record keeping, administration and customer service for contract holders.

15	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.

16

AllianceBernstein Variable Products Series Fund

had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among economists as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund’s assets were to exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1, 3, 5, and 10 year performance returns and rankings of the Portfolio16 relative to the Portfolio’s Lipper Performance Group (“PG”) 17 and Lipper Performance Universe (“PU”) for the periods ended June 30, 2006.18

Money Market Portfolio (Net)	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	3.30	3.68	3.80	12/12	65/66
3 year	1.71	1.94	2.02	12/12	61/63
5 year	1.56	1.76	1.84	12/12	61/63
10 year	3.31	3.42	3.53	10/11	54/57

Money Market Portfolio (Gross)	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	4.27	4.32	4.32	10/12	52/66
3 year	2.53	2.53	2.55	6/12	38/63
5 year	2.32	2.36	2.37	11/12	48/63
10 year	4.02	4.06	4.06	8/11	39/56

Set forth below are the 1, 3, 5, and 10 year and since inception performance returns of the Portfolio (in bold) versus its benchmark:19

	Periods Ending June 30, 2006 Annualized Performance Returns (%)
Portfolio	1 Year	3 Year	5 Year	10 Year	Since Inception
Money Market Portfolio	3.30	1.71	1.56	3.31	3.38
Lipper VA Money Market Average of funds	3.70	1.94	1.80	3.51	3.71

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 1, 2006

16	The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

17	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU. Outliers and funds with negative management fees are excluded from EUs but not necessarily from PUs.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio may have had a different investment classification/objective at different points in time.

19	The Adviser provided Portfolio and benchmark performance return information for periods through June 30, 2006.

17

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Variable Products Series Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	August 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	August 20, 2007

By:	/s/Joseph J. Mantineo

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Date:	August 20, 2007